                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     TOTAL RETURN BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                                ----------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents

Chairman's Letter.......................................    1
Financial Highlights....................................    3
Statement of Assets and Liabilities.....................    4
Statement of Operations.................................    5
Statements of Changes in Net Assets.....................    6
Notes to Financial Statements...........................    9

                                                         Fund       Schedule of
                                                         Summary    Investments
Total Return Bond Portfolio (Institutional ClasS).......    2           7-8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris Chairman

July 30, 2000

                                                     2000 Semi-Annual Report   1

Total Return Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily intermediate maturity fixed income securities

Duration:
4.51 years

Total Net Assets:
$13.2 million

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Sector Breakdown:*

[GRAPH]

Mortgage-Backed Securities       52.5%
Corporate Bonds and Notes        22.9%
Short-Term Instruments           14.9%
Asset-Backed Securities           7.3%
Other                             2.4%

Quality Breakdown:*

[GRAPH]

AAA                              62.6%
AA                               10.4%
A                                12.1%
BBB                              12.5%
BB                                0.6%
B                                 1.8%

*% of Total Investments as of June 30, 2000

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Total Return Bond Portfolio Institutional Class' total return investment performance since inception on April 10, 2000 through June 30, 2000 was 1.10%.

 .    The yield curve inverted as the Treasury Department began buying back
     Treasury debt with maturities greater than 10 years.

 .    The Fund held its duration, or sensitivity to interest rate changes, below benchmark for most of the period. This was neutral for returns because the yield curve inverted.

 .    A shift into longer term Treasuries early in the year was a positive for performance because of a rally in the longer maturities caused by the Treasury buyback program.

 .    An overweight in mortgages was positive as mortgages outperformed
     Treasuries due to a significant yield premium.

 .    Limited holdings of below investment grade and emerging markets bonds detracted slightly from returns because of historically high default rates and political instability.

 .    A conservative allocation to non-U.S. bonds was negative as the euro depreciated relative to the dollar.

Financial Highlights

Total Return Bond Portfolio (Institutional Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:                                               06/30/2000 (b)
-----------------------------------------------------------------------------------------------     -----------------
Net asset value beginning of period                                                                 $        9.50
-----------------------------------------------------------------------------------------------     -----------------
Net investment income (a)                                                                                    0.14
-----------------------------------------------------------------------------------------------     -----------------
Net realized / unrealized (loss) on investments (a)                                                         (0.04)
-----------------------------------------------------------------------------------------------     -----------------
Total income from investment operations                                                                      0.10
-----------------------------------------------------------------------------------------------     -----------------
Dividends from net investment income                                                                        (0.14)
-----------------------------------------------------------------------------------------------     -----------------
Distributions from net realized capital gains                                                                0.00
-----------------------------------------------------------------------------------------------     -----------------
Total distributions                                                                                         (0.14)
-----------------------------------------------------------------------------------------------     -----------------
Net asset value end of period                                                                       $        9.46
-----------------------------------------------------------------------------------------------     -----------------
Total return %                                                                                               1.10
-----------------------------------------------------------------------------------------------     -----------------
Net assets end of period (000s)                                                                     $       2,729
-----------------------------------------------------------------------------------------------     -----------------
Ratio of expenses to average net assets %                                                                    0.50*
-----------------------------------------------------------------------------------------------     -----------------
Ratio of net investment income to average net assets %                                                       6.76*
-----------------------------------------------------------------------------------------------     -----------------
Portfolio turnover rate %                                                                                     134
-----------------------------------------------------------------------------------------------     -----------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 10, 2000.

                             2000 Semi-Annual Report See accompanying notes    3

Statement of Assets and Liabilities

Total Return Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                                   $     17,739
------------------------------------------------------------------------------------------------    ----------------
Cash and foreign currency                                                                                        820
------------------------------------------------------------------------------------------------    ----------------
Receivable for investments sold and forward foreign currency contracts                                            14
------------------------------------------------------------------------------------------------    ----------------
Interest and dividends receivable                                                                                112
------------------------------------------------------------------------------------------------    ----------------
Manager reimbursement receivable                                                                                   2
------------------------------------------------------------------------------------------------    ----------------
Other assets                                                                                                      29
------------------------------------------------------------------------------------------------    ----------------
                                                                                                              18,716
================================================================================================    ================

Liabilities:

Payable for investments purchased and forward foreign currency contracts                                $      5,493
------------------------------------------------------------------------------------------------    ----------------
Payable for financing transactions                                                                                31
------------------------------------------------------------------------------------------------    ----------------
Written options outstanding                                                                                        1
------------------------------------------------------------------------------------------------    ----------------
Accrued investment advisory fee                                                                                    2
------------------------------------------------------------------------------------------------    ----------------
Accrued administration fee                                                                                         2
------------------------------------------------------------------------------------------------    ----------------
Accrued distribution fee                                                                                           0
------------------------------------------------------------------------------------------------    ----------------
Accrued servicing fee                                                                                              1
------------------------------------------------------------------------------------------------    ----------------
Other liabilities                                                                                                 13
------------------------------------------------------------------------------------------------    ----------------
                                                                                                               5,543
================================================================================================    ================

Net Assets                                                                                              $     13,173
================================================================================================    ================

Net Assets Consist of:

Paid in capital                                                                                         $     13,276
------------------------------------------------------------------------------------------------    ----------------
Undistributed net investment income                                                                              (11)
------------------------------------------------------------------------------------------------    ----------------
Accumulated undistributed net realized (loss)                                                                    (85)
------------------------------------------------------------------------------------------------    ----------------
Net unrealized (depreciation)                                                                                     (7)
------------------------------------------------------------------------------------------------    ----------------
                                                                                                        $     13,173
================================================================================================    ================

Net Assets:

Institutional Class                                                                                     $      2,729
------------------------------------------------------------------------------------------------    ----------------
Administrative Class                                                                                          10,444
------------------------------------------------------------------------------------------------    ----------------

Shares Issued and Outstanding:

Institutional Class                                                                                              289
------------------------------------------------------------------------------------------------    ----------------

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)

Institutional Class                                                                                     $       9.46
------------------------------------------------------------------------------------------------    ----------------

Cost of Investments Owned                                                                               $     17,781
================================================================================================    ================
Cost of Foreign Currency Held                                                                           $         20
================================================================================================    ================

4   See accompanying notes

Statement of Operations

Total Return Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                                                   $      209
-------------------------------------------------------------------------------------------------------    ----------
  Total Income                                                                                                    209
=======================================================================================================    ==========

Expenses:

Investment advisory fees                                                                                            8
-------------------------------------------------------------------------------------------------------    ----------
Administration fees                                                                                                 7
-------------------------------------------------------------------------------------------------------    ----------
Distribution and/or servicing fees - Administrative Class                                                           2
-------------------------------------------------------------------------------------------------------    ----------
Organization costs                                                                                                  1
-------------------------------------------------------------------------------------------------------    ----------
  Total Expenses                                                                                                   18
-------------------------------------------------------------------------------------------------------    ----------

Net Investment Income                                                                                             191
=======================================================================================================    ==========

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                                   28
-------------------------------------------------------------------------------------------------------    ----------
Net realized (loss) on futures contracts and written options                                                      (25)
-------------------------------------------------------------------------------------------------------    ----------
Net realized (loss) on foreign currency transactions                                                               (2)
-------------------------------------------------------------------------------------------------------    ----------
Net change in unrealized appreciation on investments                                                               50
-------------------------------------------------------------------------------------------------------    ----------
Net change in unrealized appreciation on futures contracts and written options                                     28
-------------------------------------------------------------------------------------------------------    ----------
Net change in unrealized appreciation on translation of assets and liabilities denominated in
 foreign currencies                                                                                                 1
-------------------------------------------------------------------------------------------------------    ----------

  Net Gain                                                                                                         80
-------------------------------------------------------------------------------------------------------    ----------

Net Increase in Assets Resulting from Operations                                                           $      271
=======================================================================================================    ==========

                                                      2000 Semi-Annual Report  5

Statements of Changes in Net Assets

Total Return Bond Portfolio
June 30, 2000 (Unaudited)
Amounts in thousands

                                                                                    Six Months Ended           Year Ended
Increase (Decrease) in Net Assets from:                                                June 30, 2000    December 31, 1999
Operations:

Net investment income                                                                       $    191             $    192
------------------------------------------------------------------------------      ----------------    -----------------
Net realized gain (loss)                                                                           1                 (102)
------------------------------------------------------------------------------      ----------------    -----------------
Net change in unrealized appreciation (depreciation)                                              79                 (109)
------------------------------------------------------------------------------      ----------------    -----------------
Net increase (decrease) resulting from operations                                                271                  (19)
==============================================================================      ================    =================

Distributions to Shareholders:

From net investment income
  Institutional Class                                                                            (40)                   0
------------------------------------------------------------------------------      ----------------    -----------------
  Administrative Class                                                                          (150)                (192)
------------------------------------------------------------------------------      ----------------    -----------------

Total Distributions                                                                             (190)                (192)


Portfolio Share Transactions:

Receipts for shares sold
  Institutional Class                                                                          2,758                    0
------------------------------------------------------------------------------      ----------------    -----------------
  Administrative Class                                                                         9,686                  637
------------------------------------------------------------------------------      ----------------    -----------------
Issued as reinvestment of distributions
  Institutional Class                                                                             43                    0
------------------------------------------------------------------------------      ----------------    -----------------
  Administrative Class                                                                           148                  192
------------------------------------------------------------------------------      ----------------    -----------------
Cost of shares redeemed
  Institutional Class                                                                            (67)                   0
------------------------------------------------------------------------------      ----------------    -----------------
  Administrative Class                                                                        (3,353)                   0
------------------------------------------------------------------------------      ----------------    -----------------
Net increase resulting from Portfolio share transactions                                       9,215                  829
------------------------------------------------------------------------------      ----------------    -----------------

Total Increase in Net Assets                                                                $  9,296             $    618
==============================================================================      ================    =================

Net Assets:

Beginning of period                                                                            3,877                3,259
------------------------------------------------------------------------------      ----------------    -----------------
End of period *                                                                             $ 13,173             $  3,877
------------------------------------------------------------------------------      ----------------    -----------------
*Including net (overdistributed) investment income of:                                      $    (11)            $    (12)
------------------------------------------------------------------------------      ----------------    -----------------

6   See accompanying notes

Schedule of Investments

Total Return Bond Portfolio
June 30, 2000 (Unaudited)


                                                           Principal
                                                              Amount       Value
                                                              (000s)      (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 30.8%
--------------------------------------------------------------------------------

Banking & Finance 18.0%
Bank One Corp.
  6.792% due 05/07/2002 (d)                                   $  400      $  400
Caterpillar Financial Service Corp.
  6.875% due 08/01/2004                                          100          99
Ford Motor Credit Corp.
  6.320% due 05/21/2002 (d)                                      200         200
  6.190% due 10/15/2002 (d)                                      150         150
Household Finance Corp.
  6.198% due 11/01/2001 (d)                                      200         200
Morgan Stanley, Dean Witter, Discover and Co.
  6.165% due 01/28/2002 (d)                                      100         100
Pemex Finance Ltd.
  5.720% due 11/15/2003                                          175         170
PNC Funding Corp.
  6.125% due 09/01/2003                                          100          95
Popular, Inc.
  6.625% due 01/15/2004                                          500         481
Republic of Brazil
  7.000% due 01/01/2001                                          123         123
  7.375% due 04/15/2006                                          186         169
Residential Rein
  10.926% due 06/01/2001                                         100         100
Westdeutsche Landesbank
  6.050% due 05/15/2009                                          100          89
                                                                         -------
                                                                           2,376
                                                                         =======
Industrials 6.4%
Daimler Chrysler North American Holding
  7.750% due 05/27/2003                                          200         202
International Paper Co.
  1.000% due 07/08/2002 (d)                                      200         200
Philip Morris Cos., Inc.
  7.250% due 09/15/2001                                          100          99
TRW, Inc.
  6.625% due 06/01/2004                                          250         238
Vodafone AirTouch PLC
  6.852% due 12/19/2001 (d)                                      100         100
                                                                         -------
                                                                             839
                                                                         =======
Utilities 6.4%
Deutsche Telekom
  7.750% due 06/15/2005                                          100         100
MCI WorldCom, Inc.
  6.125% due 08/15/2001                                          100          99
Philadelphia Electric
  6.500% due 05/01/2003                                          100          97
Sprint Capital Corp.
  8.125% due 07/15/2002                                          150         153
Telekomunikacja Polska SA
  7.125% due 12/10/2003                                          100          96
Texas Utilities Co.
  7.375% due 08/01/2001                                          100         100
  5.940% due 10/15/2001                                          100          98
Worldcom, Inc.
  7.050% due 11/26/2001 (d)                                      100         100
                                                                         -------
                                                                             843
                                                                         -------
Total Corporate Bonds & Notes                                              4,058
                                                                         =======
(Cost $4,083)

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 2.9%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
  3.625% due 07/15/2002 (h)                                      107         106
U.S. Treasury Notes
  5.125% due 08/31/2000 (b)                                       20          20
U.S. Treasury Bonds
  8.750% due 08/15/2020                                          200         258
                                                                         -------
Total U.S. Treasury Obligations                                              384
                                                                         =======
(Cost $369)

--------------------------------------------------------------------------------
MORTAGE-BACKED SECURITIES 70.9%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 39.3%
Credit Suisse First Boston Mortgage Securities
  6.750% due 12/27/2028                                          100          91
Federal Home Loan Mortgage Corp.
  6.903% due 07/01/2027 (d)                                       42          42
  6.752% due 01/01/2028 (d)                                       55          55
  6.500% due 04/15/2029                                          539         435
  6.000% due 07/17/2030                                          120         110
Federal National Mortgage Assn
  6.961% due 11/01/2025 (d)                                       27          27
  7.000% due 07/17/2030                                          200         193
  6.000% due 07/17/2030                                          800         732
General Motors Acceptance Corporation
  6.965% due 06/01/2005 (d)                                      400         400
Government National Mortgage Assn
  7.500% due 07/24/2030                                        1,600       1,589
  7.000% due 07/24/2030                                          200         194
  7.000% due 08/24/2030 (d)                                      300         299
Small Business Investment Co.
  8.017% due 02/10/2010                                          993       1,015
                                                                         -------
                                                                           5,182
                                                                         =======
Federal Home Loan Mortgage Corporation 1.8%
  8.500% due 08/01/2024                                          226         231
                                                                         -------

Federal Housing Administration 3.6%
  7.700% due 08/01/2028                                          476         461
                                                                         -------

Federal National Mortgage Association 4.3%
  7.430% due 01/25/2023                                          571         554
                                                                         -------

Government National Mortgage Association 14.5%
  6.500% due 05/20/2030 (d)                                      200         197
  6.375% due 02/20/2027 (d)                                       79          79
  6.500% due 07/24/2030 (h)                                    1,200       1,137
  7.500% due 11/20/2029                                          418         404
  7.800% due 08/01/2030 (d)                                       98          98
                                                                         -------
                                                                           1,915
                                                                         =======
Mortgage-Backed Securities 7.4%
Credit-Based Asset Servicing and Securitization
  7.045% due 09/25/2029 (d)                                      600         602
Resecuritization Mortgage Trust
  6.500% due 04/19/2029                                          384         374
                                                                         -------
                                                                             976
                                                                         -------
Total Mortgage-Backed Securities                                           9,319
                                                                         =======

(Cost $9,349)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 9.8%
--------------------------------------------------------------------------------

AFC Mortgage Loan Trust
  6.951% due 01/25/2025                                          400         400
Ameriquest Mortgage Securities
  6.781% due 06/15/2030                                           99          98
Ameriquest Mortgage Securities Inc.
  6.950% due 07/15/2030 (d)                                      400         400
Conseco Recreational Enthusiast Comsumer Trust
  7.562% due 10/15/2007                                          200         200
Contimortgage Home Equity Loan Trust
  7.580% due 08/15/2028                                          100          99
Irwin Low Balance Home Loan Trust
  7.026% due 06/25/2021 (d)                                      100         100
                                                                         -------
Total Asset-Backed Securities                                              1,297
                                                                         =======
(Cost $1,301)

--------------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED (e)(f) 0.2%
--------------------------------------------------------------------------------

Republic of Germany
  6.250% due 01/04/2024                            EC             10          11
  6.250% due 01/04/2030                                           20          21
                                                                         -------
Total Foreign Currency-Denominated                                            32
                                                                         =======
(Cost $30)

                               2000 Semi-Annual Report See accompanying notes  7

Total Return Bond Portfolio
June 30, 2000 (Unaudited)

                                                        Principal
                                                         Amount           Value
                                                         (000s)          (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 20.1%
--------------------------------------------------------------------------------

Certificates of Deposit 1.5%
Societe Generale
   6.052% due 02/28/2001                                $   200          $  200
                                                                       --------

Commercial Paper 15.1%
American Express
   6.610% due 08/11/2000                                    100              99
American Express Credit Corp.
   6.540% due 09/12/2000                                    200             198
Associates Corp. of North America
   6.350% due 07/13/2000                                    100             100
CRX Corp.
   6.770% due 07/14/2000                                    400             399
Delphi Auto Systems
   6.780% due 07/05/2000                                    400             400
Nabisco, Inc.
   6.860% due 08/10/2000                                    300             298
Norfolk Southern Corp.
   6.850% due 07/27/2000                                    300             298
Reseau Ferre de France
   6.560% due 09/13/2000                                    200             197
                                                                       --------
                                                                          1,989
                                                                       ========
Repurchase Agreement 3.3%
State Street Bank
   5.850% due 07/03/2000                                    440             440
                                                                       --------
   (Dated 06/30/2000. Collateralized by
   Federal Home Loan Bank
   6.000% due 08/15/2002 valued at $451
   Repurchase proceeds are $440.)

U.S. Treasury Bills (b)(i) 0.2%
   5.730% due 09/21/2000                                     20              20
                                                                       --------
Total Short-Term Instruments                                              2,649
                                                                       ========
(Cost $2,649)

Total Investments (a) 134.7%                                           $ 17,739
(Cost $17,781)

Written Options (c) (0.0%)                                                   (1)
(Premium $1)

Other Assets and Liabilities (Net) (34.7%)                               (4,565)
                                                                       --------

Net Assets 100.0%                                                      $ 13,173
                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an excess
of value over tax cost.                                                $     74

Aggregate gross unrealized depreciation
for all investments in which there was an excess
of tax cost over value.                                                    (116)
                                                                       --------

Unrealized depreciation-net                                                 (42)
                                                                       ========

(b) Securities with an aggregate market value of $40 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000.

                                                           # of      Unrealized
Type                                                  Contracts    Appreciation
-------------------------------------------------------------------------------
Eurobond 10 Year Bond Futures (09/2000)                       1        $      0
United Kingdom 10 Year Gilt Futures
(09/2000)                                                     1               1
U.S. Treasury 10 Year Bond (09/2000)                         10              19
Eurodollar March Futures (03/2001)                            4               2
                                                                       --------
                                                                       $     22
                                                                       --------
(c) Premiums received on written options:

                                            # of
Type                                    Contract        Premium           Value
-------------------------------------------------------------------------------
Call - CBOT AWCO U.S. Treasury Notes September Futures
  Strike @ 100.00 Exp. 08/19/2000              2        $     1        $      1

Call - OTC 3 Month LIBOR Interest Rate Swap
  Strike @ 7.00 Exp. 09/22/2000         200,0000              0               0
                                                        -----------------------
                                                        $     1        $      1
                                                        =======================

(d) Variable rate security. The rate listed is as of June 30, 2000.

(e) Foreign forward currency contracts outstanding at June 30, 2000:

                             Principal
                                Amount
                            Covered by         Settlement            Unrealized
Type        Currency          Contract              Month          Appreciation
-------------------------------------------------------------------------------
Buy               EC                15            07/2000              $      0

(f) Principal amount denoted in indicated currency:

           EC - European Currency Unit

(g) Swap agreements outstanding at June 30, 2000.

                                                                     Unrealized
                                                       Notional    Appreciation
Type                                                     Amount  (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6 month Euribor and pay fixed rate equal to 6.175% in Euro.

Broker: Goldman Sachs & Co.
Exp. 05/22/2030                             EC               20        $      0

Receive floating rate based on 6 month Euribor plus 0.499% and pay fixed rate equal to 6.000% in Euro.

Broker: J.P. Morgan Securities, Inc.
Exp. 01/04/2009                                              30               1

Receive floating rate based on 6 month Euribor less 0.540% and pay fixed rate equal to 6.250% in Euro.

Broker: J.P. Morgan Securities, Inc.
Exp. 01/04/2024                                              10              (1)

Receive fixed rate equal to 7.747% and
pay floating rate based on 3 month LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 05/24/2010                                         $   600              21

Receive fixed rate equal to 7.670% and
pay floating rate based on 3 month LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 05/31/2010                                             150               4
                                                                       --------
                                                                       $     25
                                                                       ========

(h) Principal amount of the security is adjusted for inflation.

8  See accompanying notes

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The Total Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. On December 22, 1997 the Total Return Bond Portfolio was provided seed capital of $100,000 by the Adviser. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

                                                     2000 Semi-Annual Report   9

June 30, 2000 (Unaudited)


Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                 From 01/01/2000
                                           Effective 04/01/2000    to 03/31/2000
--------------------------------------------------------------------------------
Advisory Fee                                              0.25%            0.40%
Administrative Fee                                        0.25%            0.25%
Service Fee                                               0.15%              --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) expenses such as organizational expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                  Institutional Class     Administrative Class
------------------------------------------------------------------------------
Total Return Bond Portfolio                     0.50%                    0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                  U.S. Government/Agency            All Other
                                  ----------------------------------------------
                                   Purchases      Sales      Purchases    Sales
--------------------------------------------------------------------------------
Total Return Bond Portfolio         $ 12,243   $  8,202       $  7,656   $  693

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                  Total Return Bond Portfolio
                                               ---------------------------------
                                                # of Contracts          Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                        5            $   4
Sales                                                1,180,007                6
Closing Buys                                          (500,004)              (5)
Expirations                                           (480,006)              (4)
Exercised                                                    0                0
--------------------------------------------------------------------------------
Balance at 06/30/2000                                  200,002            $   1
--------------------------------------------------------------------------------

                                                     2000 Semi-Annual Report  11

June 30, 2000 (Unaudited)

6. Federal Income Tax Matters

 As of December 31, 199 Total Return Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $1,350 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                     Capital Loss Carryforwards
                                ------------------------------------
                                  Realized Losses       Expiration
--------------------------------------------------------------------

Total Return Bond Portfolio            $   93,238       12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                   Total Return Bond Portfolio
                                                                         ------------------------------------------------
                                                                         Period Ended 06/30/2000    Year Ended 12/31/1998
                                                                              Shares      Amount       Shares      Amount
                                                                         ------------------------------------------------
Receipts for shares sold
 Institutional Class                                                             291     $ 2,758            0      $    0
--------------------------------------------------------------------     ------------------------------------------------
 Administrative Class                                                          1,038       9,686           67         637
--------------------------------------------------------------------     ------------------------------------------------
Issued as reinvestment of distributions
 Institutional Class                                                               5          43            0           0
--------------------------------------------------------------------     ------------------------------------------------
 Administrative Class                                                             16         148           20         192
--------------------------------------------------------------------     ------------------------------------------------
Cost of shares redeemed
--------------------------------------------------------------------     ------------------------------------------------
 Institutional Class                                                              (7)        (67)           0           0
--------------------------------------------------------------------     ------------------------------------------------
 Administrative Class                                                           (355)     (3,353)           0           0
--------------------------------------------------------------------     ------------------------------------------------
Net increase resulting from Portfolio share transactions                         988     $ 9,215           87      $  829
====================================================================     ================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                    Number      % of Portfolio Held
-------------------------------------------------------------------

Total Return Bond Portfolio              4                       95

8. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

Pimco Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, Ca 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

Pimco Funds Distributors LLc
2187 Atlantic Street
Stamford, Ct 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                  TOTAL RETURN BOND PORTFOLIO II
                                                             INSTITUTIONAL CLASS
                                                                 ---------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter..........................................................      1
Financial Highlights.......................................................      3
Statement of Assets and Liabilities........................................      4
Statement of Operations....................................................      5
Statements of Changes in Net Assets........................................      6
Notes to Financial Statements..............................................      9

                                                                              Fund           Schedule of
                                                                              Summary        Investments
Total Return Bond Portfolio II (Institutional Class).......................      2              7-8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                       2000 Semi-Annual Report 1

Total Return Bond Portfolio II

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent Mortgage-investment management

Portfolio:

Primarily intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions

Duration:
4.90 years

Total Net Assets:
$5.4 million

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Sector Breakdown:*

[GRAPH]

Mortgage-Backed Securities    46.3%
 Corporate Bonds and Notes    19.5%
 U.S. Treasury Obligations    15.2%
   Asset-Backed Securities    10.5%
    Short-Term Instruments     5.9%
                     Other     2.6%

Quality Breakdown:*

[GRAPH]

AAA       74.1%
 AA        9.1%
  A        8.3%
BBB        8.5%

*% of Total Investments as of June 30, 2000

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Total Return Bond Portfolio II Institutional Class' total return investment performance since inception on April 10, 2000 through June 30, 2000 was 1.05%.

 .    The yield curve inverted as the Treasury Department began buying back
     Treasury debt with maturities greater than 10 years.

 .    The Portfolio held its duration, or sensitivity to interest rate changes, below benchmark for most of the period. This was neutral for returns because the yield curve inverted.

 .    A shift into longer term Treasuries early in the year was positive for performance because of a rally in the longer maturities caused by the Treasury buyback program.

 .    An overweight in mortgages was positive as mortgages outperformed
     Treasuries due to a significant yield premium.

 .    An underweight in investment grade corporate bonds added significantly to performance as this sector lagged due to concerns about rising default rates and increased corporate leverage.

Financial Highlights

Total Return Bond Portfolio II (Institutional Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:                                           06/30/2000 (b)
                                                                                                -------------
Net asset value beginning of period                                                             $       10.02
----------------------------------------------------------------------------------------        -------------
Net investment income (a)                                                                                0.16
----------------------------------------------------------------------------------------        -------------
Net realized / unrealized (loss) on investments (a)                                                     (0.06)
----------------------------------------------------------------------------------------        -------------
Total income from investment operations                                                                  0.10
----------------------------------------------------------------------------------------        -------------
Dividends from net investment income                                                                    (0.15)
----------------------------------------------------------------------------------------        -------------
Total distributions                                                                                     (0.15)
----------------------------------------------------------------------------------------        -------------
Net asset value end of period                                                                   $        9.97
----------------------------------------------------------------------------------------        -------------
Total return %                                                                                           1.05
----------------------------------------------------------------------------------------        -------------
Net assets end of period (000s)                                                                 $       3,292
----------------------------------------------------------------------------------------        -------------
Ratio of expenses to average net assets %*                                                               0.50
----------------------------------------------------------------------------------------        -------------
Ratio of net investment income to average net assets %*                                                  7.04
----------------------------------------------------------------------------------------        -------------
Portfolio turnover rate %                                                                                 485
----------------------------------------------------------------------------------------        -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 10, 2000.

                               2000 Semi-Annual Report See accompanying notes  3

Statement of Assets and Liabilities

Total Return Bond Portfolio II
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                       $       9,287
--------------------------------------------------------------------------------------      -------------
Interest and dividends receivable                                                                      55
--------------------------------------------------------------------------------------      -------------
Manager reimbursement receivable                                                                        5
--------------------------------------------------------------------------------------      -------------
Other assets                                                                                            1
--------------------------------------------------------------------------------------      -------------
                                                                                                    9,348
======================================================================================      =============

Liabilities:

Payable for investments purchased and forward foreign currency contracts                    $       3,963
--------------------------------------------------------------------------------------      -------------
Written options outstanding                                                                             3
--------------------------------------------------------------------------------------      -------------
Accrued investment advisory fee                                                                         1
--------------------------------------------------------------------------------------      -------------
Accrued administration fee                                                                              1
--------------------------------------------------------------------------------------      -------------
Other liabilities                                                                                       7
--------------------------------------------------------------------------------------      -------------
                                                                                                    3,975
======================================================================================      =============

Net Assets                                                                                  $       5,373
======================================================================================      =============

Net Assets Consist of:

Paid in capital                                                                             $       5,383
--------------------------------------------------------------------------------------      -------------
Undistributed net investment income                                                                    (1)
--------------------------------------------------------------------------------------      -------------
Accumulated undistributed net realized (loss)                                                         (27)
--------------------------------------------------------------------------------------      -------------
Net unrealized appreciation                                                                            18
--------------------------------------------------------------------------------------      -------------
                                                                                            $       5,373
======================================================================================      =============

Net Assets:

Institutional Class                                                                         $       3,292
--------------------------------------------------------------------------------------      -------------
Administrative Class                                                                                2,081
--------------------------------------------------------------------------------------      -------------

Shares Issued and Outstanding:

Institutional Class                                                                                   330
--------------------------------------------------------------------------------------      -------------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                                                                         $        9.97
--------------------------------------------------------------------------------------      -------------

Cost of Investments Owned                                                                   $       9,268
======================================================================================      =============

4 See accompanying notes

Statement of Operations

Total Return Bond Portfolio II
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                                    $         181
--------------------------------------------------------------------------------------      -------------
  Total Income                                                                                        181
======================================================================================      =============

Expenses:

Investment advisory fees                                                                                8
--------------------------------------------------------------------------------------      -------------
Administration fees                                                                                     6
--------------------------------------------------------------------------------------      -------------
Distribution and/or servicing fees - Administrative Class                                               1
--------------------------------------------------------------------------------------      -------------
  Total Expenses                                                                                       15
--------------------------------------------------------------------------------------      -------------

Net Investment Income                                                                                 166
======================================================================================      =============

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                       16
--------------------------------------------------------------------------------------      -------------
Net realized (loss) on futures contracts and written options                                           (2)
--------------------------------------------------------------------------------------      -------------
Net change in unrealized appreciation on investments                                                   64
--------------------------------------------------------------------------------------      -------------
Net change in unrealized appreciation on futures contracts and written options                          5
--------------------------------------------------------------------------------------      -------------

  Net Gain                                                                                             83
--------------------------------------------------------------------------------------      -------------

Net Increase in Assets Resulting from Operations                                            $         249
======================================================================================      =============

                                2000 Semi-Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Total Return Bond Portfolio II
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                                       Six Months Ended    Period from May 28, 1999
Increase (Decrease) in Net Assets from:                                                   June 30, 2000        to December 31, 1999

Operations:
Net investment income                                                                       $       166              $       166
-------------------------------------------------------------------------------             -----------              -----------
Net realized gain (loss)                                                                             14                      (42)
-------------------------------------------------------------------------------             -----------              -----------
Net change in unrealized appreciation (depreciation)                                                 69                      (51)
-------------------------------------------------------------------------------             -----------              -----------
Net increase resulting from operations                                                              249                       73
===============================================================================             -----------              -----------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                              (51)                       0
-------------------------------------------------------------------------------             -----------              -----------
   Administrative Class                                                                            (115)                    (166)
-------------------------------------------------------------------------------             -----------              -----------

Total Distributions                                                                                (166)                    (166)
===============================================================================             ===========              ===========

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                            3,250                        0
-------------------------------------------------------------------------------             -----------              -----------
   Administrative Class                                                                               0                   10,106
-------------------------------------------------------------------------------             -----------              -----------
Issued as reinvestment of distributions
   Institutional Class                                                                               56                        0
-------------------------------------------------------------------------------             -----------              -----------
   Administrative Class                                                                             110                      151
-------------------------------------------------------------------------------             -----------              -----------
Cost of shares redeemed
   Institutional Class                                                                                0                        0
-------------------------------------------------------------------------------             -----------              -----------
   Administrative Class                                                                          (3,254)                  (5,036)
-------------------------------------------------------------------------------             -----------              -----------
Net increase resulting from Portfolio share transactions                                            162                    5,221
-------------------------------------------------------------------------------             -----------              -----------

Total Increase in Net Assets                                                                $       245              $     5,128
===============================================================================             ===========              ===========

Net Assets:

Beginning of period                                                                               5,128                        0
-------------------------------------------------------------------------------             -----------              -----------
End of period *                                                                             $     5,373              $     5,128
-------------------------------------------------------------------------------             -----------              -----------

*Including net (overdistributed) investment income of:                                      $        (1)             $        (1)
-------------------------------------------------------------------------------             -----------              -----------

6 See accompanying notes

Schedule of Investments

Total Return Bond Portfolio II
June 30, 2000 (Unaudited)

                                                    Principal
                                                       Amount        Value
                                                       (000s)       (000s)
--------------------------------------------------------------------------
CORPORATE BONDS & NOTES 33.7%
--------------------------------------------------------------------------

Banking & Finance 13.4%
Bank One Corp.
     6.792% due 05/07/2002 (d)                        $  100       $   100
Bear Stearns Co., Inc.
     6.423% due 08/01/2002 (d)                           100           100
Dresdner Funding Trust I
     8.151% due 06/30/2031                               100            87
Ford Motor Credit Corp.
     6.927% due 03/19/2002 (d)                           180           181
Morgan Stanley, Dean Witter, Discover and Co.
     6.190% due 04/15/2002 (d)                           250           250
                                                                   -------
                                                                       718
                                                                   =======
Industrials 18.4%
Arrow Electronics, Inc.
     7.570% due 11/24/2000 (d)                           250           250
Coastal Corp.
     6.568% due 03/01/2002 (d)                           250           250
Dillards, Inc.
     6.080% due 08/01/2000                               250           249
DTE Capital Corp.
     7.110% due 11/15/2038 (d)                           250           242
                                                                   -------
                                                                       991
                                                                   =======
Utilities 1.9%
Worldcom, Inc.
     7.050% due 11/26/2001 (d)                           100           100
                                                                   -------
Total Corporate Bonds & Notes                                        1,809
                                                                   =======
(Cost $1,823)

--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 4.5%
--------------------------------------------------------------------------

Federal National Mortgage Association
     6.300% due 06/01/2004                               250           242
                                                                   -------
Total U.S. Government Agencies                                         242
                                                                   =======
(Cost $246)

--------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 26.2%
--------------------------------------------------------------------------

Treasury Inflation Protected Securities (e)
     3.625% due 07/15/2002                               107           106
     3.375% due 01/15/2007                             1,081         1,037
U.S. Treasury Notes
     5.125% due 08/31/2000 (b)                            10            10
U.S. Treasury Bonds
     8.750% due 08/15/2020                               200           257
                                                                   -------
Total U.S. Treasury Obligations                                      1,410
                                                                   =======
(Cost $1,379)

--------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 80.1%
--------------------------------------------------------------------------

Collateralized Mortgage Obligations 27.3%
Federal Home Loan Mortgage Corp.
     6.903% due 07/01/2027 (d)                            42            42
     6.752% due 01/01/2028 (d)                            55            55
     6.000% due 07/17/2030                                30            28
Federal National Mortgage Assn.
     7.000% due 07/17/2030                               100            97
     6.000% due 07/17/2030                               100            92
Government National Mortgage Assn.
     8.000% due 07/24/2030                               500           505
     7.500% due 07/24/2030                               400           397
Morgan Stanley Capital
     7.460% due 02/15/2020                               250           251
                                                                   -------
                                                                     1,467
                                                                   =======
Government National Mortgage Association 52.8%
     6.500% due 05/20/2030-07/24/2030 (d)(g)           2,820         2,680
     7.375% due 02/20/2027 (d)                           159           159
                                                                   -------
                                                                     2,839
                                                                   -------
Total Mortgage-Backed Securities                                     4,306
                                                                   =======
(Cost $4,299)

--------------------------------------------------------------------------
ASSET-BACKED SECURITIES 18.1%
--------------------------------------------------------------------------

AFC Home Equity Loan Trust
     6.951% due 06/25/2030 (d)                        $  200       $   200
Ameriquest Mortgage Securities, Inc.
     6.781% due 06/15/2030                                99            98
Ameriquest Mortgage Securities, Inc.
     7.072% due 07/15/2030 (d)                           200           200
Conseco Recreational Enthusiast Consumer Trust
     7.562% due 10/15/2007                               100           100
Freemont Home Loan Owner Trust
     6.495% due 12/25/2029 (d)                           175           175
Irwin Low Balance Home Loan Trust
     7.026% due 06/25/2021 (d)                           200           200
                                                                   -------
Total Asset-Backed Securities                                          973
                                                                   =======
(Cost $974)

--------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 10.2%
--------------------------------------------------------------------------

Commercial Paper 7.4%
Bank One Corp.
     6.560% due 09/20/2000                               100            99
General Electric Capital Corp.
     6.290% due 07/18/2000                               100           100
General Motors Acceptance Corp.
     6.530% due 07/10/2000                               200           200
                                                                   -------
                                                                       399
                                                                   =======
Repurchase Agreement 2.8%
State Street Bank
     5.850% due 07/03/2000                               148           148
     (Dated 06/30/2000. Collateralized by
     Federal National Mortgage Association
     5.860% due 11/07/2000 valued at $156.
     Repurchase proceeds are $148.)
                                                                   -------
Total Short-Term Instruments                                           547
                                                                   =======
(Cost $547)

Total Investments (a) 172.8%                                       $ 9,287
(Cost $9,268)

Written Options (c) (0.0%)                                              (3)
(Premiums $4)

Other Assets and Liabilities (Net) (72.8%)                          (3,911)
                                                                   -------
Net Assets 100.0%                                                  $ 5,373
                                                                   =======

Notes to Schedule of Investments (amounts in thousands):


(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $    44

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value.                                                                 (25)
                                                                   -------
Unrealized appreciation-net                                        $    19
                                                                   =======

                                2000 Semi-Annual Report See accompanying notes 7

Total Return Bond Portfolio II
June 30, 2000 (Unaudited)

(b) Securities with an aggregate market value of $10 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                                                        # of         Unrealized
Type                                               Contracts       Appreciation
-------------------------------------------------------------------------------
Eurodollar March Futures (03/2001)                         1       $          0
                                                     --------------------------

(c) Premiums received on written options:

Type                                            Par  Premium              Value
-------------------------------------------------------------------------------
Put - CME AWPO Eurodollar December Futures
     Strike @ 93.00 Exp. 12/18/2000             5    $     4         $       3

Call - OTC 3 Month LIBOR Interest Rate Swap
     Strike @ 7.00 Exp. 09/15/2000        200,000          0                 0

Call - OTC 3 Month LIBOR Interest Rate Swap
     Strike @ 7.00 Exp. 09/22/2000        100,000          0                 0
                                                     -------------------------
                                                     $     4         $       3
                                                     =========================

(d) Variable rate security. The rate listed is as of June 30, 2000.

(e) Principal amount of the security is adjusted for inflation.

(f) Swap agreements outstanding at June 30, 2000.

                                             Notional             Unrealized
Type                                          Amount            Appreciation
-----------------------------------------------------------------------------
Receive fixed rate equal to 7.670% and
pay floating rate based on 3 month LIBOR.

Broker: Morgan Stanley Dean Witter            $   30              $   1
Exp. 05/31/2010

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

8 See accompanying notes

Notes to Financial Statements

June 30, 2000 (Unaudited)

1. Organization

The Total Return Bond Portfolio II (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

                                                       2000 Semi-Annual Report 9

June 30, 2000 (Unaudited)

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                              From 01/01/2000
                                  Effective 04/01/2000          to 03/31/2000
-------------------------------------------------------------------------------

Advisory Fee                               0.25%                     0.40%
Administrative Fee                         0.25%                     0.25%
Service Fee                                0.15%                       --


Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                   Institutional Class     Administrative Class
-------------------------------------------------------------------------------

Total Return Bond Portfolio II            0.50%                     0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                    U.S. Government/Agency         All Other
                                  ----------------------------------------------
                                       Purchases    Sales     Purchases   Sales
--------------------------------------------------------------------------------
Total Return Bond Portfolio II        $  32,557    $ 30,323   $ 1,675    $1,334

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                 Total Return Bond Portfolio II
                                               ---------------------------------
                                                # of Contracts         Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                       0           $    0
Sales                                                 300,010                6
Closing Buys                                               (1)              (1)
Expirations                                                (4)              (1)
Exercised                                                   0                0
--------------------------------------------------------------------------------
Balance at 06/30/2000                                 300,005           $    4
--------------------------------------------------------------------------------

6. Federal Income Tax Matters

As of December 31, 1999 Total Return Bond Portfolio II had remaining capital loss carryforwards that were realized during the current year.
     Additionally, the Portfolio realized $7,155 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                                    Capital Loss Carryforwards
                                                 -------------------------------
                                                  Realized Losses     Expiration
--------------------------------------------------------------------------------

Total Return Bond Portfolio II                     $   38,479        12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

                                                      2000 Semi-Annual Report 11

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                        Total Return Bond Portfolio II
                                                                             -------------------------------------------------
                                                                             Period Ended 06/30/2000    Period from 05/28/1998
                                                                                                                 to 12/31/1999
                                                                                   Shares     Amount     Shares         Amount
                                                                             -------------------------------------------------
Receipts for shares sold

     Institutional Class                                                            324       $ 3,250         0       $      0
-------------------------------------------------------------------------    -------------------------------------------------
     Administrative Class                                                             0             0     1,016         10,106
-------------------------------------------------------------------------    -------------------------------------------------
Issued as reinvestment of distributions
     Institutional Class                                                              6            56         0              0
-------------------------------------------------------------------------    -------------------------------------------------
     Administrative Class                                                            11           110        15            151
-------------------------------------------------------------------------    -------------------------------------------------
Cost of shares redeemed
     Institutional Class                                                              0             0         0              0
-------------------------------------------------------------------------    -------------------------------------------------
     Administrative Class                                                          (325)       (3,254)     (509)        (5,036)
-------------------------------------------------------------------------    -------------------------------------------------

Net increase resulting from Portfolio share transactions                             16       $   162       522        $ 5,221
=========================================================================    =================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                      Number     % of Portfolio Held
--------------------------------------------------------------------

Total Return Bond Portfolio II             2                     100

8. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     LOW DURATION BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                                ----------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter.......................................................     1
Financial Highlights....................................................     3
Statement of Assets and Liabilities.....................................     4
Statement of Operations.................................................     5
Statements of Changes in Net Assets.....................................     6
Notes to Financial Statements...........................................     9

                                                                           Fund           Shedule of
                                                                           Summary        Investments
Low Duration Bond Portfolio (Institutional Class).......................     2                 7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                      2000 Semi-Annual Report  1

Low Duration Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily short maturity fixed income securities

Duration:
1.84 years

Total Net Assets:
$5.5 million

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Sector Breakdown:*

[GRAPH]

  Corporate Bonds and Notes     39.9%
Mortgage- Backed Securities     34.5%
     Short-Term Instruments     12.9%
    Asset-Backed Securities      8.2%
                      Other      4.5%

Quality Breakdown:*

[GRAPH]

    AAA   53.9%
     AA   10.4%
      A    5.9%
    BBB   25.5%
     BB    4.2%
  Other    0.1%

*% of Total Investments as of June 30, 2000

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Low Duration Bond Portfolio Institutional Class' total return investment performance since inception on April 10, 2000 through June 30, 2000 was 1.53%.

 . The U.S. Treasury yield curve inverted dramatically in the first half of 2000 with 30-year yields falling from 6.48% to 5.90% while three-month yields moved in the opposite direction, rising from 5.31% to 5.86%.

 . Short-term rates rose as the Federal Reserve fought inflation by raising the federal funds target rate from 5.50% to 6.50%.

 . Decreasing duration throughout the period helped performance as short-term interest rates increased.

 . Holdings of high quality, short duration corporates boosted relative performance due to their attractive yield premiums.

 . Mortgage holdings detracted slightly from performance as they lagged
  Treasuries over the period.

 . Emerging markets holdings added to returns as economic fundamentals in a broad set of countries continued to improve.

 . The 30-day yield (after fees) at June 30, 2000 was 6.58%.

Financial Highlights

Low Duration Bond Portfolio (Institutional Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:             06/30/2000(b)
                                                                  -------------
Net asset value beginning of period                               $     9.70
------------------------------------------------------------      -------------
Net investment income (a)                                               0.15
------------------------------------------------------------      -------------
Net realized / unrealized gain on investments (a)                       0.00
------------------------------------------------------------      -------------
Total income from investment operations                                 0.15
------------------------------------------------------------      -------------
Dividends from net investment income                                   (0.15)
------------------------------------------------------------      -------------
Total distributions                                                    (0.15)
------------------------------------------------------------      -------------
Net asset value end of period                                     $     9.70
------------------------------------------------------------      -------------
Total return %                                                          1.53
------------------------------------------------------------      -------------
Net assets end of period (000s)                                   $    5,272
------------------------------------------------------------      -------------
Ratio of expenses to average net assets %*                              0.50(c)
------------------------------------------------------------      -------------
Ratio of net investment income to average net assets %*                 6.04
------------------------------------------------------------      -------------
Portfolio turnover rate %                                                168
------------------------------------------------------------      -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 10, 2000.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended June 30, 2000.

                             2000 Semi-Annual Report See accompanying notes    3

Statement of Assets and Liabilities

Low Duration Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                   $  5,976
----------------------------------------------------------------------------            --------
Interest and dividends receivable                                                             50
----------------------------------------------------------------------------            --------
Manager reimbursement receivable                                                               6
----------------------------------------------------------------------------            --------
                                                                                           6,032
============================================================================            ========

Liabilities:

Payable for investments purchased and forward foreign currency contracts                $    501
----------------------------------------------------------------------------            --------
Written Options Outstanding                                                                    3
----------------------------------------------------------------------------            --------
Accrued investment advisory fee                                                                1
----------------------------------------------------------------------------            --------
Accrued administration fee                                                                     1
----------------------------------------------------------------------------            --------
Other liabilities                                                                              1
----------------------------------------------------------------------------            --------
                                                                                             507
============================================================================            ========

Net Assets                                                                                 5,525
============================================================================            ========

Net Assets Consist of:

Paid in capital                                                                         $  5,678
----------------------------------------------------------------------------            --------
Undistributed (overdistributed) net investment income                                          0
----------------------------------------------------------------------------            --------
Accumulated undistributed net realized (loss)                                                (91)
----------------------------------------------------------------------------            --------
Net unrealized (depreciation)                                                                (62)
----------------------------------------------------------------------------            --------
                                                                                           5,525
============================================================================            ========

Net Assets:

Institutional Class                                                                     $  5,272
----------------------------------------------------------------------------            --------
Administrative Class                                                                         253
----------------------------------------------------------------------------            --------

Shares Issued and Outstanding:

Institutional Class                                                                          544
----------------------------------------------------------------------------            --------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                                                                         9.70
----------------------------------------------------------------------------            --------

Cost of Investments Owned                                                               $  6,039
============================================================================            ========
Cost of Foreign Currency Held                                                           $      1
============================================================================            ========

4    See accompanying notes

Statement of Operations

Low Duration Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                                   $     182
-------------------------------------------------------------------------------------      ---------
  Total Income                                                                                   182
=====================================================================================      =========

Expenses:

Investment advisory fees                                                                           8
-------------------------------------------------------------------------------------      ---------
Administration fees                                                                                7
-------------------------------------------------------------------------------------      ---------
  Total Expenses                                                                                  15
-------------------------------------------------------------------------------------      ---------

Net Investment Income                                                                            167
=====================================================================================      =========

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                                               (82)
-------------------------------------------------------------------------------------      ---------
Net realized gain on futures contracts and written options                                         2
-------------------------------------------------------------------------------------      ---------
Net change in unrealized appreciation on investments                                              61
-------------------------------------------------------------------------------------      ---------
Net change in unrealized appreciation on futures contracts and written options                     1
-------------------------------------------------------------------------------------      ---------

  Net (Loss)                                                                                     (18)
-------------------------------------------------------------------------------------      ---------

Net Increase in Assets Resulting from Operations                                           $     149
=====================================================================================      =========

                             2000 Semi-Annual Report See accompanying notes    5

Statements of Changes in Net Assets

Low Duration Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                              Six Months Ended      Period from February 16, 1999
Increase (Decrease) in Net Assets from:                                          June 30, 2000               to December 31, 1999

Operations:
Net investment income                                                      $               167                $               255
---------------------------------------------------------------------      -------------------                -------------------
Net realized (loss)                                                                        (80)                                (3)
---------------------------------------------------------------------      -------------------                -------------------
Net change in unrealized appreciation (depreciation)                                        62                               (124)
---------------------------------------------------------------------      -------------------                -------------------
Net increase resulting from operations                                                     149                                128
=====================================================================      ===================                ====================

Distributions to Shareholders:

From net investment income
  Institutional Class                                                                      (79)                                 0
---------------------------------------------------------------------      -------------------                -------------------
  Administrative Class                                                                     (88)                              (263)
---------------------------------------------------------------------      -------------------                -------------------

Total Distributions                                                                       (167)                              (263)
=====================================================================      ===================                ====================

Portfolio Share Transactions:

Receipts for shares sold
  Institutional Class                                                                    5,185                                  0
---------------------------------------------------------------------      -------------------                -------------------
  Administrative Class                                                                     251                             10,150
---------------------------------------------------------------------      -------------------                -------------------
Issued as reinvestment of distributions
  Institutional Class                                                                       85                                  0
---------------------------------------------------------------------      -------------------                -------------------
  Administrative Class                                                                      82                                236
---------------------------------------------------------------------      -------------------                -------------------
Cost of shares redeemed
  Institutional Class                                                                        0                                  0
---------------------------------------------------------------------      -------------------                -------------------
  Administrative Class                                                                  (5,209)                            (5,102)
---------------------------------------------------------------------      -------------------                -------------------
Net increase resulting from Portfolio share transactions                                   394                              5,284
---------------------------------------------------------------------      -------------------                -------------------

Total Increase in Net Assets                                               $               376                $             5,149
=====================================================================      ===================                ===================

Net Assets:

Beginning of period                                                                      5,149                                  0
---------------------------------------------------------------------      -------------------                -------------------
End of period *                                                            $             5,525                $             5,149
---------------------------------------------------------------------      -------------------                -------------------

*Including net undistributed (overdistributed) investment income of:       $                 0                $                 0
---------------------------------------------------------------------      -------------------                -------------------

6    See accompanying notes

Schedule of Investments

Low Duration Bond Portfolio
June 30, 2000 (Unaudited)

                                                              Principal
                                                                 Amount                  Value
                                                                 (000s)                 (000s)
---------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 43.1%
---------------------------------------------------------------------------------------------------
Banking & Finance 15.4%
Bear Stearns Co., Inc.
  6.423% due 08/01/2002 (d)                                   $    100                 $    100
Case Credit Corp.
  6.236% due 08/01/2001 (d)                                        250                      251
Ford Motor Credit Corp.
  6.927% due 03/19/2002 (d)                                        250                      252
Morgan Stanley, Dean Witter, Discover and Co.
  6.190% due 04/15/2002 (d)                                        250                      250
                                                                                       --------
                                                                                            853
                                                                                       ========
Industrials 17.9%
Chesapeake Corp.
  10.375% due 10/01/2000                                           250                      252
Petroleos Mexicanos
  8.401% due 07/15/2005 (d)                                        250                      250
Time Warner, Inc.
  6.100% due 12/30/2001                                            250                      246
Witco Corp.
  6.600% due 04/01/2003                                            250                      240
                                                                                       --------
                                                                                            988
                                                                                       ========
Utilities 9.8%
Connecticut Light & Power Co.
  7.750% due 06/01/2002                                            200                      201
Telekomunikacja Polska SA
  7.125% due 12/10/2003                                            100                       96
Texas Utilities Co.
  5.940% due 10/15/2001                                            250                      245
                                                                                       --------
                                                                                            542
                                                                                       --------
Total Corporate Bonds & Notes                                                             2,383
(Cost $2,395)                                                                          ========

---------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 4.9%
---------------------------------------------------------------------------------------------------

Treasury Inflation Protected Securities
  3.375% due 01/15/2007 (e)                                        270                      259
U.S. Treasury Notes
  5.125% due 08/31/2000 (b)                                         10                       10
                                                                                       --------
Total U.S. Treasury Obligations                                                             269
(Cost $265)                                                                            ========

---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 37.3%
---------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 17.6%
Federal Home Loan Mortgage Corp.
  6.353% due 07/15/2028 (d)                                        246                      245
Federal National Mortgage Assn.
  7.100% due 12/25/2023                                            249                      236
General Electric Capital Mortgage Services, Inc.
  6.500% due 03/25/2024                                            365                      329
Structured Asset Securities Corp.
  6.750% due 07/25/2029                                            166                      162
                                                                                       --------
                                                                                            972
                                                                                       ========
Federal Housing Administration 10.6%
  7.430% due 10/01/2020                                            586                      584
                                                                                       --------
Government National Mortgage Association 9.1%
  8.000% due 07/24/2030                                            500                      503
                                                                                       --------
Total Mortgage-Backed Securities                                                          2,059
(Cost $2,114)                                                                          ========

---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 8.9%
---------------------------------------------------------------------------------------------------

Accredited Mortgage Loan Trust
  6.445% due 02/25/2030 (d)                                        243                      243
Circuit City Credit Master Trust
  6.360% due 02/15/2006 (d)                                        250                      250
                                                                                       --------
Total Asset-Backed Securities                                                               493
(Cost $493)                                                                            ========

---------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 14.0%
---------------------------------------------------------------------------------------------------

Commercial Paper 10.8%
Banc One Australia Ltd.
  6.560% due 09/15/2000                                            200                      197
General Electric Capital Corp.
  6.620% due 07/24/2000                                       $    200                 $    199
General Motors Acceptance Corp.
  6.530% due 07/10/2000                                            100                      100
IBM Corp.
  6.180% due 07/07/2000                                            100                      100
                                                                                       --------
                                                                                            596
                                                                                       ========
Repurchase Agreement 3.2%
State Street Bank
  5.850% due 07/03/2000                                            176                      176
  (Dated 06/30/2000. Collateralized by
  Federal Home Loan Bank
  5.823% 05/06/2009 valued at $180.
  Repurchase proceeds are $176.)
                                                                                       --------
Total Short-Term Instruments                                                                772
(Cost $772)                                                                            ========

Total Investments (a) 108.2%                                                           $  5,976
(Cost $6,039)

Written Options (c) (0.1%)                                                                   (3)
(Premiums $4)

Other Assets and Liabilities (Net) (8.1%)                                                  (448)
                                                                                       --------
Net Assets 100.0%                                                                      $  5,525
                                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                                         $     17

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                                            (80)
                                                                                       --------
Unrealized depreciation-net                                                            $    (63)
                                                                                       ========
(b) Securities with an aggregate market value of $10
have been segregated with the custodian to cover margin
requirements for the following open futures contracts at
June 30, 2000:

                                                                  # Of               Unrealized
Type                                                         Contracts             Appreciation
-----------------------------------------------------------------------------------------------
Eurodollar March Futures (03/2001)                                   1                 $      0

(c) Premiums received on written options:

Type                                                   Par     Premium                    Value
-----------------------------------------------------------------------------------------------
Put - CME AWPO Eurodollar December Futures
   Strike @ 93.00 Exp. 12/18/2000                        5    $      4                 $      3

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 7.00 Exp. 09/22/2000                   100,000           0                        0

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 7.00 Exp. 09/15/2000                   200,000           0                        0
                                                              ---------------------------------
                                                              $      4                 $      3
                                                              =================================

(d) Variable rate security. The rate listed is as of June 30, 2000.

(e) Principal amount of the security is adjusted for inflation.

                             2000 Semi-Annual Report See accompanying notes    7

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The Low Duration Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price.

Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                 From 01/01/2000
                                   Effective 04/01/2000            to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                              0.25%                      0.40%
Administrative Fee                        0.25%                      0.25%
Service Fee                               0.15%                        --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                 Institutional Class        Administrative Class
--------------------------------------------------------------------------------

Low Duration Bond Portfolio             0.50%                      0.65%


PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                              U.S. Government/Agency          All Other
                              --------------------------------------------------
                                Purchases     Sales     Purchases          Sales
--------------------------------------------------------------------------------

Low Duration Bond Portfolio       $ 1,009   $ 1,619       $   695       $    496

                                                   2000 Semi- Annual Report    9

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                               Low Duration Bond Portfolio
                                        ----------------------------------------
                                        # of Contracts                Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                0           $          0
Sales                                          880,005                      6
Closing Buys                                         0                      0
Expirations                                   (580,000)                    (2)
Exercised                                            0                      0
--------------------------------------------------------------------------------
Balance at 06/30/2000                          300,005           $          4
--------------------------------------------------------------------------------

6. Federal Income Tax Matters

As of December 31, 1999 Low Duration Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $10,676 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                 Low Duration Bond Portfolio
                                                                    ----------------------------------------------------
                                                                    Period Ended 06/30/2000       Period from 02/16/1999
                                                                                                           to 12/31/1999
                                                                        Shares      Amount           Shares      Amount
S                                                                    ----------------------------------------------------
Receipts for shares sold
  Institutional Class                                                      535   $   5,185            0        $       0
--------------------------------------------------------------      ----------------------------------------------------
  Administrative Class                                                      26         251        1,028           10,150
--------------------------------------------------------------      ----------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                        9          85            0                0
--------------------------------------------------------------      ----------------------------------------------------
  Administrative Class                                                       8          82           24              236
--------------------------------------------------------------      ----------------------------------------------------
Cost of shares redeemed
  Institutional Class                                                        0           0            0                0
--------------------------------------------------------------      ----------------------------------------------------
  Administrative Class                                                    (537)     (5,209)        (523)          (5,102)
Net increase resulting from Portfolio share transactions                    41   $     394          529        $   5,284
==============================================================      ====================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                         Number        % of Portfolio Held
--------------------------------------------------------------------------

Low Duration Bond Portfolio                   1                         95

8. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          FOREIGN BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                               -----------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter..................................    1
Financial Highlights...............................    3
Statement of Assets and Liabilities................    4
Statement of Operations............................    5
Statements of Changes in Net Assets................    6
Statement of Cash Flows............................    7
Notes to Financial Statements......................   12

                                                    Fund         Schedule of
                                                    Summary      Investments
Foreign Bond Portfolio (Institutional Class).......    2             8-11

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                     2000 Semi-Annual Report   1

Foreign Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily intermediate maturity hedged non-U.S. fixed income securities

Duration:
2.74 years

Total Net Assets:
$5.6 million

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Country Allocation:*

[GRAPH]

         United States      48.9%
                 Japan      14.5%
         Supranational       6.2%
               Germany       6.9%
        United Kingdom       4.3%
Short-Term Instruments       4.2%
                 Other      15.0%


Quality Breakdown:*

[GRAPH]

AAA    70.9%
 AA    11.5%
  A    11.0%
BBB     4.6%
 BB     1.0%
  B     1.0%

*% of Total Investments as of June 30, 2000

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Foreign Bond Portfolio Institutional Class' total return investment performance since inception on April 10, 2000 through June 30, 2000 was 1.31%.

 .    Continued central bank rate hikes and a belief that the European Central
     Bank would remain ahead of the inflation curve caused bond yields to fall over the first half of the year. The Japanese bond market remained stable, as domestic institutions continued to support government bonds. In this market environment the Investment Adviser reduced the Portfolio's duration, or sensitivity to interest rates, which detracted from returns.

 .    An overweight in the euro versus the U.S. dollar was negative for returns after the U.S. dollar rallied in response to the relatively stronger U.S. economy.

 .    An overweight in New Zealand aided performance after expectations of more central bank tightening drove bond yields to near six-month lows.

 .    A U.K. underweight was slightly negative because the strong currency and prospects for restrictive monetary policy kept inflation forecasts low.

 .    An underweight in Canada detracted from performance as yields fell due to weaker growth than in the U.S.

 .    Emphasizing Danish mortgages was positive as the market benefited from light new issuance and relatively high yields.

 .    Small allocations to global corporate bonds aided performance due to their relatively attractive yields.

Financial Highlights

Foreign Bond Portfolio (Institutional Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:            06/30/2000(b)
                                                                 --------------
Net asset value beginning of period                              $     9.48
---------------------------------------------------------------  --------------
Net investment income (a)                                              0.13
---------------------------------------------------------------  --------------
Net realized / unrealized (loss) on investments (a)                   (0.01)
---------------------------------------------------------------  --------------
Total income from investment operations                                0.12
---------------------------------------------------------------  --------------
Dividends from net investment income                                  (0.13)
---------------------------------------------------------------  --------------
Distributions from net realized capital gains                          0.00
---------------------------------------------------------------  --------------
Total distributions                                                   (0.13)
---------------------------------------------------------------  --------------
Net asset value end of period                                    $     9.47
---------------------------------------------------------------  --------------
Total return %                                                         1.31
---------------------------------------------------------------  --------------
Net assets end of period (000s)                                  $    4,945
---------------------------------------------------------------  --------------
Ratio of expenses to average net assets %*                             0.75(c)
---------------------------------------------------------------  --------------
Ratio of net investment income to average net assets %*                6.09
---------------------------------------------------------------  --------------
Portfolio turnover rate %                                               169
---------------------------------------------------------------  --------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on April 10, 2000.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended June 30, 2000.

                              2000 Semi-Annual Report See accompanying notes   3

Statement of Assets and Liabilities

Foreign Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                $    9,481
----------------------------------------------------------------------------------   ----------
Cash and foreign currency                                                                   402
----------------------------------------------------------------------------------   ----------
Receivable for investments sold and forward foreign currency contracts                    5,649
----------------------------------------------------------------------------------   ----------
Interest and dividends receivable                                                            61
----------------------------------------------------------------------------------   ----------
Manager reimbursement receivable                                                              6
----------------------------------------------------------------------------------   ----------
                                                                                         15,599
==================================================================================   ==========

Liabilities:

Payable for investments purchased and forward foreign currency contracts             $    6,054
----------------------------------------------------------------------------------   ----------
Payable for financing transactions                                                        3,915
----------------------------------------------------------------------------------   ----------
Written options outstanding                                                                   0
----------------------------------------------------------------------------------   ----------
Accrued investment advisory fee                                                               1
----------------------------------------------------------------------------------   ----------
Accrued administration fee                                                                    3
----------------------------------------------------------------------------------   ----------
Other liabilities                                                                             6
----------------------------------------------------------------------------------   ----------
                                                                                          9,979
==================================================================================   ==========

Net Assets                                                                           $    5,620
==================================================================================   ==========

Net Assets Consist of:

Paid in capital                                                                      $    5,893
----------------------------------------------------------------------------------   ----------
Undistributed (overdistributed) net investment income                                       (77)
----------------------------------------------------------------------------------   ----------
Accumulated undistributed net realized gain                                                  21
----------------------------------------------------------------------------------   ----------
Net unrealized (depreciation)                                                              (217)
----------------------------------------------------------------------------------   ----------
                                                                                     $    5,620
==================================================================================   ==========

Net Assets:

Institutional Class                                                                  $    4,945
----------------------------------------------------------------------------------   ----------
Administrative Class                                                                        675
----------------------------------------------------------------------------------   ----------

Shares Issued and Outstanding:

Institutional Class                                                                         522
----------------------------------------------------------------------------------   ----------

Net Asset Value and Redemption Price Per Share
 (Net Assets Per Share Outstanding)

Institutional Class                                                                  $     9.47
----------------------------------------------------------------------------------   ----------

Cost of Investments Owned                                                            $    9,656
==================================================================================   ==========
Cost of Foreign Currency Held                                                        $      400
==================================================================================   ==========

4   See accompanying notes

Statement of Operations

Foreign Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                                 $      180
-------------------------------------------------------------------------------------    ----------
Dividends                                                                                        (2)
-------------------------------------------------------------------------------------    ----------
  Total Income                                                                                  178
=====================================================================================    ==========

Expenses:

Investment advisory fees                                                                         11
-------------------------------------------------------------------------------------    ----------
Administration fees                                                                              11
-------------------------------------------------------------------------------------    ----------
  Total Expenses                                                                                 22
-------------------------------------------------------------------------------------    ----------

Net Investment Income                                                                           156
=====================================================================================    ==========

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                 51
-------------------------------------------------------------------------------------    ----------
Net realized (loss) on futures contracts and written options                                    (67)
-------------------------------------------------------------------------------------    ----------
Net realized gain on foreign currency transactions                                              180
-------------------------------------------------------------------------------------    ----------
Net change in unrealized (depreciation) on investments                                          (59)
-------------------------------------------------------------------------------------    ----------
Net change in unrealized appreciation on futures contracts and written options                    2
-------------------------------------------------------------------------------------    ----------
Net change in unrealized (depreciation) on translation of assets and liabilities
 denominated in foreign currencies                                                              (79)
-------------------------------------------------------------------------------------    ----------

Net Gain                                                                                         28
-------------------------------------------------------------------------------------    ----------

Net Increase in Assets Resulting from Operations                                         $      184
=====================================================================================    ==========

                              2000 Semi-Annual Report See accompanying notes   5

Statements of Changes in Net Assets

Foreign Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                          Six Months Ended     Period from February 16, 1999
Increase (Decrease) in Net Assets from:                                      June 30, 2000              to December 31, 1999

Operations:
Net investment income                                                             $    156                          $    214
---------------------------------------------------------------------     ----------------     -----------------------------
Net realized gain (loss)                                                               164                              (169)
---------------------------------------------------------------------     ----------------     -----------------------------
Net change in unrealized (depreciation)                                               (136)                              (81)
---------------------------------------------------------------------     ----------------     -----------------------------
Net increase (decrease) resulting from operations                                      184                               (36)
=====================================================================     ================     ==============================

Distributions to Shareholders:

From net investment income
 Institutional Class                                                                   (69)                                0
---------------------------------------------------------------------     ----------------     -----------------------------
 Administrative Class                                                                  (88)                             (214)
---------------------------------------------------------------------     ----------------     -----------------------------
From net realized capital gains
 Institutional Class                                                                     0                                 0
---------------------------------------------------------------------     ----------------     -----------------------------
 Administrative Class                                                                    0                               (50)
---------------------------------------------------------------------     ----------------     -----------------------------

Total Distributions                                                                   (157)                             (264)
=====================================================================     ================     =============================

Portfolio Share Transactions:

Receipts for shares sold
 Institutional Class                                                                 4,877                                 0
---------------------------------------------------------------------     ----------------     -----------------------------
 Administrative Class                                                                  333                            10,240
---------------------------------------------------------------------     ----------------     -----------------------------
Issued as reinvestment of distributions
 Institutional Class                                                                    75                                 0
---------------------------------------------------------------------     ----------------     -----------------------------
 Administrative Class                                                                   81                               235
---------------------------------------------------------------------     ----------------     -----------------------------
Cost of shares redeemed
 Institutional Class                                                                     0                                 0
---------------------------------------------------------------------     ----------------     -----------------------------
 Administrative Class                                                               (4,988)                           (4,960)
---------------------------------------------------------------------     ----------------     -----------------------------
Net increase resulting from Portfolio share transactions                               378                             5,515
---------------------------------------------------------------------     ----------------     -----------------------------

Total Increase in Net Assets                                                      $    405                          $  5,215
=====================================================================     ================     =============================

Net Assets:

Beginning of period                                                                  5,215                                 0
---------------------------------------------------------------------     ----------------     -----------------------------
End of period *                                                                   $  5,620                          $  5,215
---------------------------------------------------------------------     ----------------     -----------------------------

*Including net (overdistributed) investment income of:                            $    (77)                         $    (76)
---------------------------------------------------------------------     ----------------     -----------------------------

6   See accompanying notes

Statement of Cash Flows

Foreign Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities

Sales of Portfolio shares                                              $  5,210
-------------------------------------------------------------------    --------
Redemptions of Portfolio shares                                          (4,987)
-------------------------------------------------------------------    --------
Cash distributions paid                                                     (11)
-------------------------------------------------------------------    --------
Proceeds from financing transactions                                        253
-------------------------------------------------------------------    --------
Net increase (decrease) from financing activities                           465
===================================================================    ========

Operating Activities

Purchases of long-term securities and foreign currency                  (13,419)
-------------------------------------------------------------------    --------
Proceeds from sales of long-term securities and foreign currency         12,223
-------------------------------------------------------------------    --------
Purchases of short-term securities (net)                                    914
-------------------------------------------------------------------    --------
Net investment income                                                       155
-------------------------------------------------------------------    --------
Change in other receivables/payables (net)                                   (6)
-------------------------------------------------------------------    --------
Net increase (decrease) from operating activities                          (133)
===================================================================    ========

Net Increase in Cash and Foreign Currency                                   332
===================================================================    ========

Cash and Foreign Currency

Beginning of period                                                          70
-------------------------------------------------------------------    --------
End of period                                                          $    402
-------------------------------------------------------------------    --------

                               2000 Semi-Annual Report See accompanying notes  7

Schedule of Investments

Foreign Bond Portfolio
June 30, 2000 (Unaudited)

                                                             Principal
                                                               Amount    Value
                                                               (000s)    (000s)
-------------------------------------------------------------------------------
AUSTRALIA (g)(h) 0.9%
-------------------------------------------------------------------------------

National Australia Bank Ltd.
  7.385% due 05/19/2010 (e)                              A$      50     $    50
                                                                        -------
Total Australia                                                              50
                                                                        =======
(Cost $50)

-------------------------------------------------------------------------------
BRAZIL (g)(h) 1.1%
-------------------------------------------------------------------------------

Republic of Brazil
  7.375% due 04/15/2006                                  BR      65          60
                                                                        -------
Total Brazil                                                                 60
                                                                        =======
(Cost $60)

-------------------------------------------------------------------------------
BULGARIA (g)(h) 0.6%
-------------------------------------------------------------------------------
Republic of Bulgaria
  2.500% due 07/28/2012 (e)                              BL      29          21
  6.500% due 07/28/2024 (e)                                      20          15
                                                                        -------
Total Bulgaria                                                               36
                                                                        =======
(Cost $34)

-------------------------------------------------------------------------------
CANADA (g)(h) 2.0%
-------------------------------------------------------------------------------
Beneficial Canada, Inc.
  6.350% due 04/01/2002                                  C$      30          20
Commonwealth of Canada
  6.625% due 10/03/2007                                  N$     200          90
                                                                        -------
Total Canada                                                                110
                                                                        =======
(Cost $131)

-------------------------------------------------------------------------------
CAYMAN ISLANDS (g)(h) 0.9%
-------------------------------------------------------------------------------
Capital Credit Card Corp.
  5.625% due 10/15/2004                                  DM     100          49
                                                                        -------
Total Cayman Islands                                                         49
                                                                        =======
(Cost $53)

-------------------------------------------------------------------------------
CHILE 0.3%
-------------------------------------------------------------------------------
Republic of Chile
  6.875% due 04/28/2009                                   $      19          18
                                                                        -------
Total Chile                                                                  18
                                                                        =======
(Cost $19)

-------------------------------------------------------------------------------
DENMARK (g)(h) 2.1%
-------------------------------------------------------------------------------
Danske Kredit Mortgage
  5.000% due 10/01/2029                                  DK   1,063         116
Realkredit Danmark Mortgage
  5.000% due 10/01/2029                                           1           0
Unikredit Realkredit
  5.000% due 10/01/2029                                           5           1
                                                                        -------
Total Denmark                                                               117
                                                                        =======
(Cost $143)

-------------------------------------------------------------------------------
GERMANY (g)(h) 11.7%
-------------------------------------------------------------------------------
Allgemeine Hypothekenbank AG
  5.500% due 07/13/2010                                  EC      60          56
Depfa Pfandbriefbank
  4.750% due 07/15/2008                                          20          19
  5.750% due 03/04/2009                                          20          19
Hypothekenbank in Essen AG
  4.750% due 08/11/2008 (i)                                      20          18
  4.000% due 04/27/2009 (i)                                      22          19
Republic of Germany
  4.125% due 07/04/2008 (i)                                      63          56
  4.500% due 07/04/2009 (i)                                      20          18
  5.375% due 01/04/2010                                         320         319
  6.250% due 01/04/2024                                          10          10
  4.750% due 07/04/2028                                          30          26
  6.250% due 01/04/2030 (i)                                      90          96
                                                                        -------
Total Germany                                                               656
                                                                        =======
(Cost $777)

-------------------------------------------------------------------------------
GREECE (g)(h) 0.2%
-------------------------------------------------------------------------------
Hellenic Republic
  6.600% due 01/15/2004 (i)                              GD   5,000          13
                                                                        -------
Total Greece                                                                 13
                                                                        =======
(Cost $14)

-------------------------------------------------------------------------------
ITALY (g)(h) 1.9%
-------------------------------------------------------------------------------
Republic of Italy
  5.500% due 11/01/2010                                  EC     110         105
                                                                        -------
Total Italy                                                                 105
                                                                        =======
(Cost $97)

-------------------------------------------------------------------------------
JAPAN (g)(h) 24.5%
-------------------------------------------------------------------------------
Government of Japan
  3.400% due 06/20/2005 (i)                              JY  11,300         118
  3.000% due 09/20/2005 (i)                                  21,000         216
  3.300% due 06/20/2006 (i)                                  12,000         126
  2.900% due 12/20/2006 (i)                                   2,000          21
  2.700% due 06/20/2007 (i)                                  10,000         102
  2.600% due 09/20/2007 (i)                                  12,000         122
  0.900% due 12/22/2008 (i)                                  69,000         609
  1.400% due 06/22/2009 (i)                                   7,000          64
                                                                        -------
Total Japan                                                               1,378
                                                                        =======
(Cost $1,354)

-------------------------------------------------------------------------------
MEXICO (g)(h) 1.1%
-------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior
  8.000% due 08/05/2003                                   $      10          10
Petroleos Mexicanos
  8.850% due 09/15/2007                                          20          20
  9.375% due 12/02/2008                                          30          31
                                                                        -------
Total Mexico                                                                 61
                                                                        =======
(Cost $57)

-------------------------------------------------------------------------------
NEW ZEALAND (g)(h) 2.5%
-------------------------------------------------------------------------------
Commonwealth of New Zealand
  4.500% due 02/15/2016 (b)                              N$     300         143
                                                                        -------
Total New Zealand                                                           143
                                                                        =======
(Cost $166)

-------------------------------------------------------------------------------
PERU (g)(h) 1.2%
-------------------------------------------------------------------------------
Republic of Peru
  4.500% due 03/07/2017                                  PN     100          67
                                                                        -------
Total Peru                                                                   67
                                                                        =======
(Cost $67)

-------------------------------------------------------------------------------
PHILIPPINES (g)(h) 0.4%
-------------------------------------------------------------------------------
Republic of Philippines
  6.000% due 12/01/2009 (e)                               $       8           7
  8.000% due 09/17/2004                                  EC      20          18
                                                                        -------
Total Philippines                                                            25
                                                                        =======
(Cost $29)

-------------------------------------------------------------------------------
PORTUGAL (h) 3.0%
-------------------------------------------------------------------------------
Republic of Portugal
  3.950% due 07/15/2009 (i)                              PE     200         169
                                                                        -------
Total Portugal                                                              169
                                                                        =======
(Cost $187)

-------------------------------------------------------------------------------
SOUTH KOREA (g)(h) 2.0%
-------------------------------------------------------------------------------
Korea Development Bank
  9.600% due 12/01/2000                                   $      50          50
  4.436% due 05/14/2001 (e)                              DM      50          24
  1.875% due 02/13/2002                                  JY   4,000          38
                                                                        -------
Total South Korea                                                           112
                                                                        =======
(Cost $111)

8  See accompanying notes

Foreign Bond Portfolio
June 30, 2000 (Unaudited)

                                                          Principal
                                                             Amount       Value
                                                             (000s)       (000s)
-------------------------------------------------------------------------------
SPAIN (g)(h) 2.7%
-------------------------------------------------------------------------------
Kingdom of Spain
  5.150% due 07/30/2009 (i)                             EC       70     $    65
  4.000% due 01/31/2010 (i)                                     100          85
                                                                        -------
Total Spain                                                                 150
                                                                        =======
(Cost $152)

-------------------------------------------------------------------------------
SUPRANATIONAL (g)(h) 10.4%
-------------------------------------------------------------------------------
Depfa Bank
  4.750% due 07/15/2008                                          20          18
Eurofima
  4.750% due 07/07/2004                                 SK      600          66
European Investment Bank
  6.000% due 12/07/2028                                 BP      100         156
General Electric Capital Corp.
  5.125% due 01/12/2004                                          80         115
Inter-American Development Bank
  7.125% due 11/26/2004                                          30          47
International Bank for Reconstruction &
Development
  7.250% due 04/09/2001                                 N$      388         181
                                                                        -------
Total Supranational                                                         583
                                                                        =======
(Cost $622)

-------------------------------------------------------------------------------
UNITED KINGDOM (g)(h) 7.2%
-------------------------------------------------------------------------------
Bank of Scotland
  8.117% due 03/29/2049                                 BP       40          60
BG Transco Holdings
  7.273% due 12/14/2009                                          20          31
HAUS Ltd.
  4.352% due 12/10/2015 (e)                             EC      100          95
  4.542% due 12/10/2037 (e)                                     100          95
Lloyds Bank PLC
  5.625% due 07/15/2049                                          40          36
United Kingdom Gilt
  9.000% due 10/13/2008                                 BP       46          86
                                                                        -------
Total United Kingdom                                                        403
                                                                        =======
(Cost $422)

-------------------------------------------------------------------------------
UNITED STATES (g)(h) 82.4%
-------------------------------------------------------------------------------
Asset-Backed Securities 7.0%
Amresco Residential Securities Mortgage Loan Trust
  7.121% due 06/25/2029 (e)                              $       50          45
Circuit City Credit Master Trust
  6.108% due 02/15/2006 (e)                                     100         100
MLCC Mortgage Investors, Inc.
  6.265% due 03/15/2025 (e)                                      90          90
Novastar Home Equity Loan
  6.885% due 04/25/2028 (e)                                      78          78
Providian Home Equity Loan Trust
  6.900% due 06/25/2025 (e)                                      72          72
PSB Lending Home Loan Owner Trust
  6.830% due 05/20/2018                                          10          10
                                                                        -------
                                                                            395
                                                                        =======

Corporate Bonds & Notes 25.2%
Associates Corp. of North America
  6.850% due 05/08/2003 (e)                                      80          80
Bear Stearns Co., Inc.
  6.396% due 05/16/2003 (e)                                     100         101
Beckman Instruments, Inc.
  7.100% due 03/04/2003                                           3           3
Century Communications Corp.
  0.100% due 03/15/2003                                           3           2
CMS Energy
  8.125% due 05/15/2002                                           3           3
DaimlerChrysler Holdings
  5.747% due 08/23/2002 (e)                                      30          30
Donaldson, Lufkin & Jenrette Inc.
  6.760% due 04/25/2003 (e)                                      50          50
Finova Capital Corp.
  6.110% due 06/18/2003 (e)                                     100         100
Ford Motor Credit Corp.
  1.200% due 02/07/2005                                 JY    6,000      $   56
General Motors Acceptance Corp.
  0.340% due 07/26/2002                                  $        0           0
  7.020% due 04/05/2004(c)(e)                                   240         240
  6.875% due 09/09/2004                                 BP      150         222
Goldman Sachs Group
  6.640% due 02/19/2004 (e)                              $      100         101
Household Finance Corp.
  5.125% due 06/24/2009                                 EC      100          88
J Seagram & Sons
  5.790% due 04/15/2001                                  $       50          49
J.P. Morgan & Co.
  6.902% due 02/15/2012 (e)                                      10           9
Jones Intercable, Inc.
  8.875% due 04/01/2007                                           3           3
KFW International Finance, Inc.
  1.750% due 03/23/2010                                 JY   11,000          67
Oneok, Inc.
  6.960% due 04/24/2002 (e)                              $      100         100
Rogers Cantel, Inc.
  8.300% due 10/01/2007                                           3           3
Sprint Capital Corp.
  5.875% due 05/01/2004                                          10           9
Texas Utilities Co.
  7.315% due 06/25/2001 (e)                                     100         100
TV Guide, Inc.
  8.125% due 03/01/2009                                           2           2
                                                                        -------
                                                                          1,418
                                                                        =======

Mortgage-Backed Securities 35.5%
Crusade Global Trust
  5.843% due 02/15/2030 (e)                                     100         100
Federal Home Loan Mortgage Corp.
  6.500% due 08/15/2023                                          81          80
General Electric Capital Corp.
  5.125% due 01/12/2004                                          80         116
Government National Mortgage Assn.
  1.000% due 07/25/2030 (e)                                     150         147
  7.000% due 07/24/2030                                         540         525
  7.500% due 07/24/2030                                         200         199
  7.000% due 04/20/2030                                         100         100
  6.500% due 07/24/2030                                         350         327
JP Morgan Commercial Mortgage
  6.902% due 04/15/2010 (e)                                     100         100
Medallion Trust
  6.471% due 07/12/2031 (e)                                     100         100
Residential Funding Mortgage Securities, Inc.
  6.560% due 05/12/2032 (e)                                     199         198
                                                                        -------
                                                                          1,992
                                                                        =======

U.S. Treasury Obligations 14.7%
Treasury Inflation Protected Securities
  3.625% due 07/15/2002 (b)(f)                                  812         807
U.S. Treasury Notes
  5.125% due 08/31/2000 (f)                                      20          20
                                                                        -------
                                                                            827
                                                                        -------
Total United States                                                       4,632
                                                                        =======
(Cost $4,526)

-------------------------------------------------------------------------------
PURCHASE CALL OPTIONS 0.0%
-------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar (OTC)
  Strike @ 1.40 Exp. 07/21/2000                          $      400           0
Canadian Dollar vs. U.S. Dollar (OTC)
  Strike @ 1.44 Exp. 07/21/2000                                 380           0
Euro vs. U.S. Dollar (OTC)
  Strike @ 1.05 Exp 07/28/2000                                  350           0
                                                                        -------
Total Purchased Call Options                                                  0
                                                                        =======
(Cost $5)

                               2000 Semi-Annual Report See accompanying notes  9

                                                      Principal
                                                         Amount          Value
                                                         (000s)          (000s)
-------------------------------------------------------------------------------
PURCHASE PUT OPTIONS 2.5%
-------------------------------------------------------------------------------
Canadian Government Bond (OTC)
  6.000% due 06/2008
  Strike @ 125.000 Exp. 08/02/2000                     $ 36,000         $    59
Government National Mortgage Assn. (OTC)
  6.500% due 07/24/2030
  Strike @ 89.391 Exp. 07/17/2000                           350               0
Government National Mortgage Assn. (OTC)
  7.000% due 07/24/2030
  Strike @ 91.719 Exp. 07/17/2000                           540               0
Government National Mortgage Assn. (OTC)
  7.500% due 07/24/2030
  Strike @ 93.813 Exp. 07/17/2000                           200               0
U.S. Treasury Note (OTC)
  6.375% due 04/30/2002
  Strike @ 102.180 Exp. 08/03/2000                        1,000              21
U.S. Treasury Note (OTC)
  5.625% due 05/15/2008
  Strike @ 105.438 Exp. 08/03/2000                          700              62
                                                                       --------
Total Purchased Put Options                                                 142
                                                                       ========
(Cost $178)

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.1%
-------------------------------------------------------------------------------
Commercial Paper 3.5%
American Express Credit Corp.
  6.550% due 07/10/2000                                     100             100
General Electric Capital Corp.
  6.550% due 09/11/2000                                     100              99
                                                                       --------
                                                                            199
                                                                       ========

Repurchase Agreement 3.6%
State Street Bank
  5.850% due 07/03/2000                                     203             203
(Dated 06/30/2000. Collateralized by
Federal Home Loan Bank
  6.000% due 08/15/2002 valued at $211.
Repurchase proceeds are $203.)
                                                                       --------
Total Short-Term Instruments                                                402
                                                                       ========
(Cost $402)

Total Investments (a) 168.7%                                            $ 9,481
(Cost $9,656)

Written Options (d) 0.0%                                                      0
(Premium $1)

Other Assets and Liabilities (Net) (68.7%)                               (3,861)
                                                                       --------
Net Assets 100.0%                                                         5,620
                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes1 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was
an excess of value over tax cost.                                            91

Aggregate gross unrealized depreciation
for all investments in which there was an excess
of tax cost over value.                                                    (266)
                                                                       --------
Unrealized depreciation-net                                                (175)
                                                                       ========
(b) Principal amount of the security is adjusted for inflation.

(c) Securities are grouped together by coupon or range of coupons and represent a range of maturities.

(d) Premiums received on written options:

                                              # of
Type                                        Contract    Premium           Value
-------------------------------------------------------------------------------
Put - OTC Canadian Dollar vs. U.S. Dollar
 Strike @ 1.55 Exp. 07/21/2000              210,000     $     0         $     0

Put - OTC Canadian Dollar vs. U.S. Dollar
 Strike @ 1.50 Exp. 07/21/2000              420,000           1               0

Put - OTC Canadian Dollar vs. U.S. Dollar
 Strike @ 1.55 Exp. 07/21/2000              210,000           0               0
                                                        -----------------------
                                                        $     1         $     0
                                                        =======================

(e) Variable rate security. The rate listed is as of June 30, 2000.

(f) Securities with an aggregate market value of $137 have been segregated with the custodian to cover margin requirements for the following open future contracts at June 30, 2000:

                                                                     Unrealized
                                                           # of   Appreciation/
Type                                                  Contracts  (Depreciation)
-------------------------------------------------------------------------------
Eurobond 10 Year Bond Futures (09/2000)                       6         $     2
United Kingdom 10 Year Gilt Futures (09/2000)                 2              (3)
Eurodollar March Futures (03/2001)                            1               0
Euribor Futures (09/2000)                                     6               0
U.S. Treasury 30 Year Bond (09/2000)                          1               1
                                                                        -------
                                                                        $     0
                                                                        =======

Foreign Bond Portfolio
June 30, 2000 (Unaudited)
================================================================================

(g) Foreign forward currency contracts outstanding at June 30, 2000:

                             Principal
                                Amount                             Unrealized
                            Covered by         Settlement         Appreciation/
Type         Currency         Contract              Month        (Depreciation)
--------------------------------------------------------------------------------
Buy             A$                  54            07/2000                     1
Sell                                56            08/2000                     0
Buy             BP                 250            07/2000                     0
Sell                               757            08/2000                    (4)
Buy             BR                  10            07/2000                     0
Buy                                 10            09/2000                     0
Sell            C$                 115            07/2000                     0
Buy            CLP               3,500            07/2000                     0
Buy                              1,200            09/2000                     0
Buy            COP              12,700            08/2000                     0
Buy             DK                 100            07/2000                     0
Sell                             1,154            08/2000                     0
Buy             EC                 105            07/2000                    (1)
Sell                               911            08/2000                    (3)
Buy             HF              14,000            08/2000                    (3)
Sell                            12,000            08/2000                    (1)
Buy                              3,200            01/2001                     1
Sell                             2,000            01/2001                     0
Buy            HK$               1,072            09/2000                     0
Sell                             1,072            09/2000                    (2)
Buy                                530            10/2000                     0
Sell                               530            10/2000                     0
Buy             IR              52,000            07/2000                    (1)
Buy             JY              26,249            07/2000                    (1)
Sell                            47,845            07/2000                     2
Buy            KRW               8,300            07/2000                     0
Buy             MP                  70            10/2000                     0
Sell            N$                 429            07/2000
Sell                               523            08/2000                    (2)
Buy             PN                  40            08/2000                     0
Buy             PZ                  10            01/2001                     0
Sell                                20            01/2001                     0
Buy                                190            02/2001                     0
Sell                               140            02/2001                    (2)
Buy                                 60            03/2001                     0
Sell                                20            03/2001                     0
Sell            SK                 588            07/2000                     2
Buy             SR                  70            09/2000                     0
Buy             TB                 300            07/2000                     0
Buy             TD                 200            07/2000                     0
Buy             TL           9,341,000            08/2000                     0
Buy             VB               4,990            10/2000                     0
Buy                              1,900            12/2000                     0
                                                                      ---------
                                                                      $     (14)
                                                                      =========

(h) Principal amount denoted in indicated currency:

        A$ - Australian Dollar
        BL - Bulgarian Lev
        BP - British Pound
        BR - Brazilian Real
        C$ - Canadian Dollar
       CLP - Chilean Peso
       COP - Columbian Peso
        DK - Danish Krone
        DM - German Mark
        EC - European Currency Unit
        H$ - Hong Kong Dollar
        GD - Greek Drachma
        HF - Hungarian Forint
        IL - Italian Lira
        IR - Indonesian Rupiah
        JY - Japanese Yen
       KRW - South Korean Won
        MP - Mexican Peso
        N$ - New Zealand Dollar
        PE - Portugese Escudo
        PN - Peruvian New Sol
        PZ - Polish Zloty
        SK - Swedish Krona
        SP - Spanish Peseta
        SR - South Africa Rand
        TB - Thai Baht
        TD - Taiwan Dollar
        TL - Turkish Lira
        VB - Venezuelan Bolivar

(i) Subject to financing transaction.

(j) Swap agreements outstanding at June 30, 2000.

                                                                     Unrealized
                                                Notional          Appreciation/
Type                                              Amount         (Depreciation)
-------------------------------------------------------------------------------
Receive floating rate based on 3 month
Canadian Bank Bill and pay fixed rate
equal to 6.515% in Canadian Dollar.

Broker: J.P. Morgan Securities, Inc.
Exp. 05/10/2002                             C$       250                 $   (1)

Receive floating rate based on 6 month
Japanese Yen LIBOR and pay fixed rate
equal to 2.020% in Japanese Yen.

Broker: Goldman Sachs & Co.
Exp. 05/18/2010                             JY    17,000                      0


Receive floating rate based on 6 month
Euribor and pay fixed rate equal to
6.175% in Euro.

Broker: Goldman Sachs & Co.
Exp. 05/22/2030                             EC       100                     (1)

Receive floating rate based on 6 month
Euribor less 0.540% and pay fixed rate
equal to 6.250% in Euro.

Broker: J.P. Morgan Securities, Inc.
Exp. 01/04/2024                             EC        10                     (1)
                                                                         ------
                                                                         $   (3)
                                                                         ======

                                                     2000 Semi-Annual Report  11

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The Foreign Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

                                                    2000 Semi-Annual Report   13

June 30, 2000 (Unaudited)


Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class' average daily net assets. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                               From 01/01/2000
                                Effective 04/01/2000             to 03/31/2000
------------------------------------------------------------------------------

Advisory Fee                                   0.25%                     0.60%
Administrative Fee                             0.50%                     0.30%
Service Fee                                    0.15%                       --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the prospectus (as set forth below) plus 0.49 basis points. PIMCO may be reimbursed for these waived amounts in future periods, to limit the expenses (calculated as a percentage of Portfolio's average daily net assets attributable to each class):

                                Institutional Class        Administrative Class
-------------------------------------------------------------------------------
Foreign Bond Portfolio                        0.75%                       0.90%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                              U.S. Government/Agency            All Other
                             --------------------------------------------------
                               Purchases      Sales       Purchases      Sales
-------------------------------------------------------------------------------
Foreign Bond Portfolio           $ 7,217   $  5,380         $ 7,191    $ 7,010

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                         Foreign Bond Portfolio
                                             ----------------------------------
                                              # of contracts            Premium
-------------------------------------------------------------------------------
Balance at 12/31/1999                                      0         $        0
Sales                                              2,230,000                  9
Closing Buys                                        (940,000)                (4)
Expirations                                         (450,000)                (4)
Exercised                                                  0                  0
-------------------------------------------------------------------------------
Balance at 06/30/2000                                840,000         $        1
===============================================================================

6. Federal Income Tax Matters

As of December 31, 1999 Foreign Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $49,398 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                   Capital Loss Carryforwards
                             -------------------------------------
                             Realized Losses            Expiration
------------------------------------------------------------------
Foreign Bond Portfolio             $  74,591            12/31/2007

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                              Number   % of Portfolio Held                   Foreign Bond Portfolio
--------------------------------------------------------------------------     ---------------------------------------------------
                                                                                                            Period from 02/16/1999
  Foreign Bond Portfolio                           1                    92     Period Ended 06/30/2000               to 12/31/1999
                                                                                   Shares       Amount         Shares       Amount
                                                                               ---------------------------------------------------
Receipts for shares sold

  Institutional Class                                                              $  514      $ 4,877        $     0     $      0
-----------------------------------------------------------------------------  ---------------------------------------------------
  Administrative Class                                                                 35          333          1,057       10,240
-----------------------------------------------------------------------------  ---------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                                   8           75              0            0
-----------------------------------------------------------------------------  ---------------------------------------------------
  Administrative Class                                                                  9           81             24          235
-----------------------------------------------------------------------------  ---------------------------------------------------
Cost of shares redeemed
  Institutional Class                                                                   0            0              0            0
-----------------------------------------------------------------------------  ---------------------------------------------------
  Administrative Class                                                               (526)      (4,988)          (527)      (4,960)
-----------------------------------------------------------------------------  ---------------------------------------------------
Net increase resulting from Portfolio
  share transactions                                                               $   40      $   378        $   554     $  5,515
=============================================================================  ===================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                      Number   % of Portfolio Held
------------------------------------------------------------------
Foreign Bond Portfolio                     2                    96

8. Acquistion by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

                                                    2000 Semi-Annual Report   15

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                          STOCKSPLUS GROWTH AND INCOME PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                               -----------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents

Chairman's Letter ..........................................................     1
Financial Highlights .......................................................     3
Statement of Assets and Liabilities ........................................     4
Statement of Operations ....................................................     5
Statements of Changes in Net Assets ........................................     6
Notes to Financial Statements ..............................................    10

                                                                              Fund      Schedule of
                                                                              Summary   Investments
StocksPLUS Growth and Income Portfolio (Institutional Class)................     2          7-9

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                      2000 Semi-Annual Report  1

StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Total return which exceeds that of the S&P 500 Index

Portfolio:
Primarily S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities

Duration:
40 days

Total Net Assets:
$275.6 million

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Sector Breakdown:*

[GRAPH]

 Corporate Bonds and Notes      50.1%
    Short-Term Instruments      17.1%
Mortgage-Backed Securities      14.4%
   Asset-Backed Securities       6.6%
                     Other      11.8%

Quality Breakdown:*

[GRAPH]

  AAA   29.5%
   AA    7.5%
    A   16.9%
  BBB   37.5%
   BB    4.9%
    B    3.6%
Other    0.1%

* % of Total Investments as of June 30, 2000

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The StocksPLUS Growth and Income Portfolio Institutional Class' total return investment performance since inception on April 28, 2000 through June 30, 2000 was 0.38%.

 . The Treasury yield curve inverted as short-term interest rates rose in anticipation of Federal Reserve tightening while long rates fell in response to the Treasury's debt buyback. The increase in short-term interest rates detracted from the performance of the Portfolio.

 . Credit spreads rose due to supply pressures and heightened concerns over credit quality. As a result, corporate holdings in the Portfolio hurt relative performance.

 . Real return bonds helped performance as their increasing inflation adjustment more than offset a rise in real yields. In contrast, strategies based on expectations of a stronger euro hurt returns as the euro fell amid capital outflows to the U.S.

 . Mortgage premiums rose slightly during the first six months of the year as a result of increased volatility, however relatively high yields offset the negative impact of spread widening.

 . Although PIMCO achieved a less expensive calendar roll than the average market participant, unusually high S&P futures roll costs detracted from year-to-date performance.

Financial Highlights

StocksPLUS Growth and Income Portfolio (Institutional Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:                                      06/30/2000(b)
                                                                                           --------------
Net asset value beginning of period                                                        $    13.21
--------------------------------------------------------------------------------------     --------------
Net investment income (a)                                                                        0.14
--------------------------------------------------------------------------------------     --------------
Net realized / unrealized (loss) on investments (a)                                             (0.09)
--------------------------------------------------------------------------------------     --------------
Total income from investment operations                                                          0.05
--------------------------------------------------------------------------------------     --------------
Dividends from net investment income                                                            (0.18)
--------------------------------------------------------------------------------------     --------------
Distributions from net realized capital gains                                                    0.00
--------------------------------------------------------------------------------------     --------------
Total distributions                                                                             (0.18)
--------------------------------------------------------------------------------------     --------------
Net asset value end of period                                                              $    13.08
--------------------------------------------------------------------------------------     --------------
Total return %                                                                                   0.38
--------------------------------------------------------------------------------------     --------------
Net assets end of period (000s)                                                            $       27
--------------------------------------------------------------------------------------     --------------
Ratio of expenses to average net assets %*                                                       0.50
--------------------------------------------------------------------------------------     --------------
Ratio of net investment income to average net assets %*                                          5.88
--------------------------------------------------------------------------------------     --------------
Portfolio turnover rate %*                                                                         92
--------------------------------------------------------------------------------------     --------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 28, 2000

                              2000 Semi-Annual Report See accompanying notes   3

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                      $  274,649
--------------------------------------------------------------------------------------     ----------
Cash and foreign currency                                                                       7,962
--------------------------------------------------------------------------------------     ----------
Receivable for investments sold and forward foreign currency contracts                          7,516
--------------------------------------------------------------------------------------     ----------
Interest and dividends receivable                                                               2,820
--------------------------------------------------------------------------------------     ----------
Variation margin receivable                                                                     1,838
--------------------------------------------------------------------------------------     ----------
Other assets                                                                                       51
--------------------------------------------------------------------------------------     ----------
                                                                                              294,836
======================================================================================     ==========

Liabilities:

Payable for investments purchased and forward foreign currency contracts                   $   18,907
--------------------------------------------------------------------------------------     ----------
Written options outstanding                                                                       132
--------------------------------------------------------------------------------------     ----------
Accrued investment advisory fee                                                                    95
--------------------------------------------------------------------------------------     ----------
Accrued administration fee                                                                         24
--------------------------------------------------------------------------------------     ----------
Accrued servicing fee                                                                              36
--------------------------------------------------------------------------------------     ----------
Recoupment payable to Manager                                                                       4
--------------------------------------------------------------------------------------     ----------
Other liabilities                                                                                  34
--------------------------------------------------------------------------------------     ----------
                                                                                               19,232
======================================================================================     ==========

Net Assets                                                                                 $  275,604
======================================================================================     ==========

Net Assets Consist of:

Paid in capital                                                                            $  272,309
--------------------------------------------------------------------------------------     ----------
Undistributed net investment income                                                             6,088
--------------------------------------------------------------------------------------     ----------
Accumulated undistributed net realized gain                                                     1,651
--------------------------------------------------------------------------------------     ----------
Net unrealized (depreciation)                                                                  (4,444)
--------------------------------------------------------------------------------------     ----------
                                                                                           $  275,604
======================================================================================     ==========

Net Assets:

Institutional Class                                                                        $       27
--------------------------------------------------------------------------------------     ----------
Administrative Class                                                                          275,577
--------------------------------------------------------------------------------------     ----------

Shares Issued and Outstanding:

Institutional Class                                                                                 2
--------------------------------------------------------------------------------------     ----------

Net Asset Value and Redemption Price Per Share
 (Net Assets Per Share Outstanding)
Institutional Class                                                                        $    13.08
--------------------------------------------------------------------------------------     ----------

Cost of Investments Owned                                                                  $  275,569
======================================================================================     ==========
Cost of Foreign Currency Held                                                              $      989
======================================================================================     ==========

4  See accompanying notes

Statement of Operations

StocksPLUS Growth and Income Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                                               $      8,048
----------------------------------------------------------------------------------------------------   ------------
Dividends                                                                                                        59
----------------------------------------------------------------------------------------------------   ------------
  Total Income                                                                                                8,107
====================================================================================================   ============

Expenses:

Investment advisory fees                                                                                        498
----------------------------------------------------------------------------------------------------   ------------
Administration fees                                                                                             211
----------------------------------------------------------------------------------------------------   ------------
Distribution and/or servicing fees - Administrative Class                                                       100
----------------------------------------------------------------------------------------------------   ------------
Trustees' fees                                                                                                    6
----------------------------------------------------------------------------------------------------   ------------
Organization costs                                                                                                1
----------------------------------------------------------------------------------------------------   ------------
Recoupment of reimbursement                                                                                       1
----------------------------------------------------------------------------------------------------   ------------
  Total Expenses                                                                                                817
----------------------------------------------------------------------------------------------------   ------------

Net Investment Income                                                                                         7,290
====================================================================================================   ============

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                                                              (38)
----------------------------------------------------------------------------------------------------   ------------
Net realized gain on futures contracts and written options                                                    1,292
----------------------------------------------------------------------------------------------------   ------------
Net realized gain on foreign currency transactions                                                              457
----------------------------------------------------------------------------------------------------   ------------
Net change in unrealized (depreciation) on investments                                                         (141)
----------------------------------------------------------------------------------------------------   ------------
Net change in unrealized (depreciation) on futures contracts and written options                            (10,819)
----------------------------------------------------------------------------------------------------   ------------
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in
 foreign currencies                                                                                            (147)
----------------------------------------------------------------------------------------------------   ------------

  Net (Loss)                                                                                                 (9,396)
----------------------------------------------------------------------------------------------------   ------------

Net (Decrease) in Assets Resulting from Operations                                                      $    (2,106)
====================================================================================================   ============

                              2000 Semi-Annual Report See accompanying notes   5

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                                      Six Months Ended               Year Ended
Increase (Decrease) in Net Assets from:                                                  June 30, 2000     to December 31, 1998

Operations:
Net investment income                                                                        $   7,290                $   8,048
----------------------------------------------------------------------------------    ----------------     --------------------
Net realized gain                                                                                1,711                   14,885
----------------------------------------------------------------------------------    ----------------     --------------------
Net change in unrealized appreciation (depreciation)                                           (11,107)                   4,024
----------------------------------------------------------------------------------    ----------------     --------------------
Net increase (decrease) resulting from operations                                               (2,106)                  26,957
==================================================================================    ================     ====================

Distributions to Shareholders:

From net investment income
 Institutional Class                                                                                 0                        0
----------------------------------------------------------------------------------    ----------------     --------------------
 Administrative Class                                                                           (6,242)                  (7,970)
----------------------------------------------------------------------------------    ----------------     --------------------
In excess of net investment income
  Institutional Class                                                                                0                        0
----------------------------------------------------------------------------------    ----------------     --------------------
  Administrative Class                                                                               0                        0
----------------------------------------------------------------------------------    ----------------     --------------------
From net realized capital gains
  Institutional Class                                                                                0                        0
----------------------------------------------------------------------------------    ----------------     --------------------
  Administrative Class                                                                               0                  (11,998)
----------------------------------------------------------------------------------    ----------------     --------------------
In excess of net realized capital gains
  Institutional Class                                                                                0                        0
----------------------------------------------------------------------------------    ----------------     --------------------
  Administrative Class                                                                               0                        0
----------------------------------------------------------------------------------    ----------------     --------------------

Total Distributions                                                                             (6,242)                 (19,968)
==================================================================================    ================     ====================

Portfolio Share Transactions:

Receipts for shares sold
  Institutional Class                                                                               31                        0
----------------------------------------------------------------------------------    ----------------     --------------------
  Administrative Class                                                                          75,395                  188,965
----------------------------------------------------------------------------------    ----------------     --------------------
Issued in reorganization
  Institutional Class                                                                                0                        0
----------------------------------------------------------------------------------    ----------------     --------------------
  Administrative Class                                                                               0                        0
----------------------------------------------------------------------------------    ----------------     --------------------
Issued as reinvestment of distributions
  Institutional Class                                                                                0                        0
----------------------------------------------------------------------------------    ----------------     --------------------
  Administrative Class                                                                           6,242                   19,968
----------------------------------------------------------------------------------    ----------------     --------------------
Cost of shares redeemed
  Institutional Class                                                                               (4)                       0
----------------------------------------------------------------------------------    ----------------     --------------------
  Administrative Class                                                                         (28,124)                 (43,774)
----------------------------------------------------------------------------------    ----------------     --------------------
Net increase resulting from Portfolio share transactions                                        53,540                  165,159
----------------------------------------------------------------------------------    ----------------     --------------------

Total Increase in Net Assets                                                                 $  45,192                $ 172,148
==================================================================================    ================     ====================

Net Assets:

Beginning of period                                                                            230,412                   58,264
----------------------------------------------------------------------------------    ----------------     --------------------
End of period *                                                                              $ 275,604                $ 230,412
----------------------------------------------------------------------------------    ----------------     --------------------

*Including net undistributed investment income of:                                           $   6,088                $   5,040
----------------------------------------------------------------------------------    ----------------     --------------------

6  See accompanying notes

Schedule of Investments

StocksPLUS Growth and Income Portfolio
June 30, 2000 (Unaudited)


                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 1.2%
--------------------------------------------------------------------------------

Utilities 1.2%
Eastern Enterprises                                           600      $     38
Florida Progress Corp.                                     16,400           769
LG&E Energy Corp.                                           1,800            43
MCN Energy Group, Inc.                                     65,000         1,389
Northeast Utilities                                        47,600         1,035
                                                                       --------
Total Common Stocks                                                       3,274
                                                                       ========
(Cost $3,449)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 50.0%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)
Banking & Finance 28.5%
American General Finance
    6.050% due 07/02/2001                                 $   300           296
Banco de Inversion Y Comercial
    9.375% due 12/27/2000                                   1,200         1,204
Banco Latinoamericano SA
    7.639% due 12/10/2001                                   8,300         8,360
Caithness Coso Fund Corp.
    6.800% due 12/15/2001                                   1,231         1,213
Chrysler Financial Co. LLC
    6.677% due 06/11/2001 (d)                                 600           600
Donaldson, Lufkin & Jenrette, Inc.
    6.760% due 04/25/2003 (d)                               1,100         1,099
Edison Funding
    6.950% due 12/19/2000                                   7,000         6,993
Finova Capital Corp.
    6.390% due 06/18/2003 (d)                               3,000         2,838
Ford Motor Credit Corp.
    6.541% due 07/16/2002 (d)                                 700           701
    6.320% due 12/16/2002 (d)                                 300           299
General Motors Acceptance Corp.
    5.400% due 04/09/2001                                   2,000         1,973
    5.500% due 12/15/2001                                   3,500         3,405
    7.152% due 12/17/2001 (d)                               2,000         2,022
    6.170% due 08/18/2003 (d)                               3,000         2,989
    6.251% due 04/05/2004 (d)                                 800           798
Goldman Sachs Group
    7.048% due 02/20/2001 (d)                                 700           701
    5.690% due 02/10/2004                                   1,300         1,278
Heller Financial, Inc.
    6.990% due 05/07/2002 (d)                              10,400        10,368
Korea Development Bank
    7.125% due 09/17/2001                                   3,000         2,977
Lehman Brothers Holdings, Inc.
    6.731% due 08/01/2003 (d)                               1,100         1,100
    6.700% due 11/30/2006                                   2,715         2,457
Merrill Lynch & Co.
    6.480% due 01/11/2002 (d)                               2,200         2,209
    6.423% due 02/01/2002 (d)                                 750           751
    7.177% due 03/17/2004 (d)                                 200           199
Morgan Stanley, Dean Witter, Discover and Co.
    6.165% due 01/28/2002 (d)                               4,700         4,701
Nacional Financiera
    9.548% due 12/01/2000 (d)                               1,000           995
Old Kent Bank
    7.083% due 11/01/2005 (d)                                 700           699
Paine Webber Group, Inc.
    7.161% due 08/18/2004 (d)                               1,000           976
Republic of Brazil
    7.000% due 01/01/2001                                   7,294         7,312
    7.375% due 04/15/2006                                   2,558         2,327
Salomon, Smith Barney Holdings
    6.510% due 04/02/2002 (d)                                 300           302
Sovereign Bancorp
    6.625% due 03/15/2001                                   4,300         4,225
                                                                       --------
                                                                         78,367
                                                                       ========

Industrials 13.7%
Arrow Electronics, Inc.
    7.570% due 11/24/2000 (d)                               5,000         5,000
Cemex SA
    9.250% due 06/17/2002                                     900           917
Champion International Corp.
    9.700% due 05/01/2001                                     300           305
Clear Channel Communications
    7.327% due 06/15/2002 (d)                               1,000         1,000
DaimlerChrysler Holdings
    7.090% due 08/23/2002 (d)                               3,300         3,310
Petroleos Mexicanos
    9.436% due 07/15/2005 (d)                               3,500         3,500
Reynolds & Reynolds
    6.120% due 03/02/2001                                   8,000         7,925
Rollins Truck Leasing Corp.
    8.250% due 05/01/2002                                   8,100         8,226
TRW, Inc.
    6.450% due 06/15/2001                                   1,100         1,090
Tyco International Group SA
    7.568% due 03/05/2001 (d)                                 500           501
Waste Management, Inc.
    6.250% due 10/15/2000                                   5,735         5,689
Williams Communications Group, Inc.
    6.540% due 11/15/2001                                     300           300
                                                                       --------
                                                                         37,763
                                                                       ========

Utilities 7.8%
Appalachian Power
    7.272% due 06/27/2001 (d)                               8,000         7,998
Cleveland Electric/Toledo Edison
    7.190% due 07/01/2000                                   3,000         3,000
CMS Energy
    8.000% due 07/01/2011                                     800           788
Entergy Arkansas, Inc.
    7.720% due 03/01/2003                                     600           601
LG&E Capital Corp.
    7.510% due 06/18/2001 (d)                               1,200         1,200
Nevada Power Co.
    7.347% due 06/12/2001 (d)                               1,000         1,000
Noram Energy
    7.500% due 08/01/2000                                     500           500
Sierra Pacific Power Co.
    7.297% due 06/12/2001 (d)                               3,300         3,300
Sprint Capital Corp.
    7.010% due 11/15/2001 (d)                               3,200         3,200
                                                                       --------
                                                                         21,587
                                                                       --------
Total Corporate Bonds & Notes                                           137,717
                                                                       ========
(Cost $137,442)

--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES 4.0%
--------------------------------------------------------------------------------

North Carolina 4.0%
North Carolina State Education Assistance
Authority Revenue Bonds, (GTD Insured), Series 2000
    7.000% due 06/01/2009 (d)                              11,000        11,000
                                                                       --------
Total Municipal Bonds & Notes                                            11,000
                                                                       ========
(Cost $11,000)

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 5.0%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities (b)(h)
    3.625% due 07/15/2002                                  13,897        13,810
                                                                       --------
Total U.S. Treasury Obligations                                          13,810
                                                                       ========
(Cost $13,810)

                              2000 Semi-Annual Report See accompanying notes   7

StocksPLUS Growth and Income Portfolio
June 30, 2000 (Unaudited)

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 14.3%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 7.4%
Countrywide Home Loans
    6.500% due 03/25/2028                                 $   523       $   509
    6.050% due 04/25/2029                                     362           356
DLJ Mortgage Acceptance Corp.
    6.125% due06/25/2026 (d)                                  913           907
Federal Home Loan Mortgage Corp.
    6.500% due 02/15/2024                                     488           487
Federal National Mortgage Assn
    7.000% due 06/25/2006                                      72            71
    6.900% due 10/25/2020                                   1,000           978
General Electric Capital Mortgage Services, Inc.
    6.500% due 12/25/2023                                   1,636         1,598
    6.500% due 08/25/2024                                   3,010         2,987
Government National Mortgage Assn
    7.500% due 08/20/2021                                      74            73
    8.000% due 12/31/2099                                   4,300         4,346
Headlands Mortgage Securities, Inc.
    7.250% due 11/25/2027                                   1,000           975
    7.000% due 02/25/2028                                     421           418
Independent National Mortgage Corp.
    8.350% due 06/25/2025                                     107           107
Morgan Stanley, Dean Witter, Discover and Co.
    5.568% due 07/25/2027 (d)                                 152           151
Norwest Asset Securities Corp.
    6.750% due 08/25/2029                                     926           911
PNC Mortgage Securities Corp.
    6.625% due 03/25/2028                                     606           591
Prudential Home Mortgage Securities
    6.750% due 08/25/2008                                     117           116
Prudential-Bache CMO Trust
    7.965% due 03/01/2019                                     463           461
Resecuritization Mortgage Trust
    5.843% due 04/26/2021 (d)                                 381           371
Residential Accredit Loans, Inc.
    8.000% due 08/25/2026                                     510           512
Residential Asset Securitization Trust
    7.750% due 04/25/2027                                     850           849
Residential Funding Mortgage Securities, Inc.
    6.500% due 07/25/2008                                      93            93
    7.250% due 08/25/2027                                      16            16
    7.250% due 10/25/2027                                   1,000           987
Structured Asset Securities Corp.
    6.780% due 12/25/2000 (d)                                  49            49
Thrift Financing Corp.
   11.250% due 01/01/2016                                   1,571         1,613
                                                                       --------
                                                                         20,532
                                                                       ========

Federal National Mortgage Association 0.3%
    5.812% due 08/01/2029 (d)                                 251           245
    5.848% due 08/01/2031 (d)                                  61            59
    6.500% due 09/01/2005                                     398           390
                                                                       --------
                                                                            694
                                                                       ========

Government National Mortgage Association 5.0%
    6.375% due 04/20/2024-04/20/2027 (d)                    9,513         9,495
    6.750% due 08/20/2024 (d)                                 216           217
    7.150% due 06/16/2026                                   4,104         4,094
                                                                       --------
                                                                         13,806
                                                                       ========

Mortgage-Backed Securities 1.6%
CS First Boston Mortgage Securities
    6.960% due 06/20/2029                                     261           259
Housing Securities, Inc.
    5.863% due 07/25/2032                                   1,048         1,048
MGM Grand Term Loan
    8.060% due 05/06/2001                                   3,200         3,179
                                                                       --------
                                                                          4,486
                                                                       --------
Total Mortgage-Backed Securities                                         39,518
                                                                       ========
(Cost $39,951)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 6.6%
--------------------------------------------------------------------------------

Arcadia Automobile Receivables Trust
   6.500% due 06/17/2002                                      276           276
Banc One Auto Grantor Trust
   6.270% due 11/20/2003                                      496           494
Korea National Housing
   10.343% due 05/23/2001                                   3,000         3,045
Money Store Home Equity Trust
   6.550% due 09/15/2021                                    1,165         1,160
   6.345% due 11/15/2021 (d)                                   90            89
Option One Mortgage Loan Trust
   6.955% due 04/25/2030 (d)                                9,387         9,392
Saxon Asset Securities Trust
   6.380% due 05/25/2029 (d)                                3,332         3,326
WMC Mortgage Loan
   6.671% due 03/20/2028 (d)                                  349           349
                                                                       --------
Total Asset-Backed Securities                                            18,131
                                                                       ========
(Cost $18,165)

--------------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED (e)(f) 1.5%
--------------------------------------------------------------------------------

Korea Development Bank
    5.625% due 11/05/2002                            FF    20,000         2,807
Tecnost International NV
    4.487% due 06/23/2004 (d)                        EC     1,500         1,440
                                                                       --------
Total Foreign Currency-Denominated                                        4,247
                                                                       ========
(Cost $4,794)

--------------------------------------------------------------------------------
PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------------

S & P 500 Index Futures
Strike @ 925.000 Exp. 09/15/2000                      $       400            20
                                                                       --------
Total Purchased Put Options                                                  20
                                                                       ========
(Cost $26)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 17.0%
--------------------------------------------------------------------------------

Commercial Paper 13.2%
Bombardier Capital, Inc.
    6.780% due 07/26/2000                                   3,700         3,684
Conoco, Inc.
    6.460% due 07/12/2000                                   2,000         1,997
Dominion Resources
    6.870% due 07/06/2000                                   4,000         3,998
Dupont De Nemours & Co.
    6.270% due 07/10/2000                                     300           300
Ford Motor Credit Corp.
    6.570% due 07/20/2000                                     800           798
General Electric Capital Corp.
    6.620% due 07/24/2000                                   3,000         2,988
    6.540% due 07/31/2000                                     700           696
Ingersoll Rand Co.
    6.750% due 07/13/2000                                   4,200         4,192
Pearson, Inc.
    7.000% due 08/02/2000                                   1,100         1,093
    6.870% due 08/24/2000                                     500           495
Sumitomo Bank
    6.730% due 07/05/2000                                   5,900         5,898
Texas Utilities Co.
    6.800% due 07/07/2000                                   4,400         4,397
UBS AG
    6.600% due 09/05/2000                                   3,000         2,965
Visteon Corp.
    6.790% due 07/21/2000                                   2,900         2,890
                                                                       --------
                                                                         36,391
                                                                       ========
8   See accompanying notes

                                                      Principal
                                                         Amount          Value
                                                         (000s)          (000s)
--------------------------------------------------------------------------------
Repurchase Agreement 3.8%
State Street Bank
    5.850% due 07/03/2000                              $ 10,477      $   10,477
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Bank
    5.800% due 09/02/2008 valued at $10,687.
    Repurchase proceeds are $10,482.)

U.S. Treasury Bills (b) 0.0%
    5.617% due 09/21/2000                                    65              64
                                                                     ----------
Total Short-Term Instruments                                             46,932
                                                                     ==========
(Cost $46,932)

Total Investments (a) 99.6%                                          $  274,649
(Cost $275,569)

Written Options (c) (0.0%)                                                 (132)
(Premiums $213)

Other Assets and Liabilities (Net) 0.4%                                   1,087
                                                                     ----------
Net Assets 100.0%                                                    $  275,604
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $      681

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (1,601)
                                                                     ----------

Unrealized depreciation-net                                          $     (920)
                                                                     ==========

(b) Securities with an aggregate market value of $13,874 have been segregated with the custodian to cover margin requirement for the following open futures contracts at June 30, 2000:

                                                                    Unrealized
                                                          # of    Appreciation/
Type                                                 Contracts   (Depreciation)
--------------------------------------------------------------------------------
Japan 10 Year Bond (09/2000)                                 4       $       14
S&P 500 Index (09/2000)                                    725           (3,638)
Eurodollar March Futures (03/2001)                          26               22
U.S. Treasury 30 Year Bond (09/2000)                        49               (3)
                                                                     ----------
                                                                     $   (3,605)
                                                                     ==========

(c) Premiums received on written options:

Type                                            Par    Premium            Value
--------------------------------------------------------------------------------

Call - CME AWCO Eurodollar December Futures
   Strike @ 93.00 Exp. 12/18/2000                28    $    11       $        9

Call - CME AWCO Eurodollar December Futures
   Strike @ 92.75 Exp. 12/18/2000                14         10                9

Put - CME AWPO Eurodollar March Futures
   Strike @ 92.75 Exp. 03/19/2001                12          8                6

Call - CME AWCO Eurodollar March Futures
   Strike @ 93.25 Exp. 03/19/2001               233         37               64

Put - CME AWPO Eurodollar March Futures
   Strike @ 92.25 Exp. 03/19/2001               221        142               38

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 7.00 Exp. 09/28/2000          5,000,000          6                6
                                                       ------------------------
                                                       $   213       $      132
                                                       ========================

(d) Variable rate security. The rate listed is as of June 30, 2000.

(e) Foreign forward currency contracts outstanding at June 30, 2000:

                             Principal
                                Amount                              Unrealized
                            Covered by         Settlement         Appreciation/
Type        Currency          Contract              Month        (Depreciation)
--------------------------------------------------------------------------------
Buy               PZ             4,200            01/2001            $      (33)
Sell              EC             5,236            07/2000                     1
Sell                               250            08/2000                    (3)
                                                                     ----------
                                                                     $      (35)
                                                                     ==========
(f) Principal amount denoted in indicated currency:

      EC - European Currency Unit
      FF - French Franc
      PZ - Polish Zloty

(g) Swap agreements outstanding at June 30, 2000.

                                                                     Unrealized
                                                 Notional         Appreciation/
Type                                               Amount         Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6 month Japanese
Yen LIBOR and pay fixed rate equal to 1.746% in Japanese Yen.

Broker: Goldman Sachs & Co.
Exp. 09/20/2007                               JY  506,000            $       (7)

Receive total return on S&P 500 Index and pay floating rate based on 1 month
LIBOR plus 0.18%.

Broker: J.P. Morgan Securities, Inc.
Exp. 05/03/2001                                  $      4                     0
                                                                     ----------
                                                                     $       (7)
                                                                     ==========

(h) Prinicpal amount of the security is adjusted for inflation.

                              2000 Semi-Annual Report See accompanying notes   9

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The StocksPLUS Growth and Income Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Portfolio are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.40%.

                                                    2000 Semi-Annual Report   11

June 30, 2000 (Unaudited)

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

                                                                 From 01/01/2000
                                     Effective 04/01/2000          to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                        0.25%                  0.40%
Administrative Fee                                  0.25%                  0.25%
Service Fee                                         0.15%                    --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) expenses such as organizational expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                Institutional Class        Administrative Class
-------------------------------------------------------------------------------
StocksPLUS Growth
  and Income Portfolio                0.50%                       0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                               U.S. Government/Agency            All Other
                              --------------------------------------------------
                                Purchases      Sales       Purchases     Sales
--------------------------------------------------------------------------------

StocksPLUS Growth
  and Income Portfolio          $ 128,694  $ 129,920       $ 119,196   $ 41,562

5. Transactions in Written Call and Put Options Transactions in written call and put options were as follows (amounts in thousands):

                                   StocksPLUS Growth and Income Portfolio
                             --------------------------------------------------
                                      # of Contracts                    Premium
-------------------------------------------------------------------------------
Balance at 12/31/1999                            300                   $    253
Sales                                    234,781,050                      3,088
Closing Buys                            (205,000,335)                    (1,327)
Expirations                              (24,780,507)                    (1,801)
Exercised                                          0                          0
-------------------------------------------------------------------------------
Balance at 06/30/2000                      5,000,508                   $    213
-------------------------------------------------------------------------------

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                              StocksPLUS Growth and Income Portfolio
                                                                         -------------------------------------------------
                                                                         Period Ended 06/30/2000     Year Ended 12/31/1999
                                                                              Shares      Amount        Shares      Amount
                                                                         -------------------------------------------------
Receipts for shares sold
  Institutional Class                                                              2    $     31             0    $      0
---------------------------------------------------------------------    -------------------------------------------------
  Administrative Class                                                         5,729      75,395        14,200     188,965
---------------------------------------------------------------------    -------------------------------------------------
Issued as reinvestment of distributions

  Institutional Class                                                              0           0             0           0
---------------------------------------------------------------------    -------------------------------------------------
  Administrative Class                                                           466       6,242         1,460      19,968
---------------------------------------------------------------------    -------------------------------------------------
Cost of shares redeemed

  Institutional Class                                                              0          (4)            0           0
---------------------------------------------------------------------    -------------------------------------------------
  Administrative Class                                                        (2,123)    (28,124)       (3,301)    (43,774)
---------------------------------------------------------------------    -------------------------------------------------
Net increase resulting from Portfolio share transactions                       4,074    $ 53,540        12,359    $165,159
=====================================================================    =================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                            Number      % of Portfolio Held
---------------------------------------------------------------------------

StocksPLUS Growth and Income Portfolio          1                        95

7. Acquistion by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

                                                     2000 Semi-Annual Report  13

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC
2187 Atlantic Streets
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          MONEY MARKET PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                                ----------------
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000

Contents
Chairman's Letter..............................................................................   1
Financial Highlights...........................................................................   3
Statement of Assets and Liabilities............................................................   4
Statement of Operations........................................................................   5
Statements of Changes in Net Assets............................................................   6
Notes to Financial Statements..................................................................   8

                                                                                            Fund         Schedule of
                                                                                            Summary      Investments
Money Market Portfolio (Institutional Class)...........................................           2          7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                     2000 Semi-Annual Report   1

Money Market Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum current income, consistent with preservation of capital and daily liquidity

Portfolio
Primarily money market instruments

Duration:
40 days

Total Net Assets:
$4.3 million

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Quality Breakdown:*

[GRAPH]

AAA        60.1%
 AA        39.9%

* % of Total Investments as of June 30, 2000

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Money Market Portfolio Institutional Class' total return investment performance since inception on April 10, 2000 through June 30, 2000 was 1.36%.

 .    The U.S. Treasury yield curve inverted dramatically in the first half of
     2000 with 30-year yields falling from 6.48% to 5.90% while three-month yields moved in the opposite direction, rising from 5.31% to 5.86%.

 .    Short-term rates rose as the Federal Reserve fought inflation by raising the federal funds target rate from 5.50% to 6.50%.

 .    The Portfolio maintained a below-Index duration (relative to the Salomon 3-
     Month Treasury Bill Index) throughout the period, which helped performance as short-term interest rates increased.

 .    Holdings of high quality commercial paper and short maturity corporates boosted relative performance due to their attractive yield premiums.

 .    The 7- and 30-day yields (after fees) at June 30, 2000 were 6.41% and
     6.19%, respectively.

Financial Highlights

Money Market Portfolio (Institutional Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:                                  06/30/2000(b)
                                                                                   -----------------
Net asset value beginning of period                                                $      1.00
-----------------------------------------------------------------------------      -----------------
Net investment income (a)                                                                 0.01
-----------------------------------------------------------------------------      -----------------
Total income from investment operations                                                   0.01
-----------------------------------------------------------------------------      -----------------
Dividends from net investment income                                                     (0.01)
-----------------------------------------------------------------------------      -----------------
Total distributions                                                                       1.36
-----------------------------------------------------------------------------      -----------------
Net asset value end of period                                                      $      1.00
-----------------------------------------------------------------------------      -----------------
Total return %                                                                            1.36
-----------------------------------------------------------------------------      -----------------
Net assets end of period (000s)                                                    $       740
-----------------------------------------------------------------------------      -----------------
Ratio of expenses to average net assets %*                                                0.35(c)
-----------------------------------------------------------------------------      -----------------
Ratio of net investment income to average net assets %*                                   6.38
-----------------------------------------------------------------------------      -----------------
Portfolio turnover rate %                                                                  N/A
-----------------------------------------------------------------------------      -----------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on April 10, 2000.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.36% for the period ended June 30, 2000.

                              2000 Semi-Annual Report See accompanying notes   3

Statement of Assets and Liabilities

Money Market Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                 $  4,296
------------------------------------------------------------------    ----------
Cash and foreign currency                                                    1
------------------------------------------------------------------    ----------
Interest and dividends receivable                                            2
------------------------------------------------------------------    ----------
Manager reimbursement receivable                                             6
------------------------------------------------------------------    ----------
                                                                         4,305
==================================================================    ==========

Liabilities:

Accrued investment advisory fee                                              1
------------------------------------------------------------------    ----------
Accrued administration fee                                                   1
------------------------------------------------------------------    ----------
                                                                             2
==================================================================    ==========

Net Assets                                                            $  4,303
==================================================================    ==========

Net Assets Consist of:

Paid in capital                                                       $  4,303
------------------------------------------------------------------    ----------
Undistributed (overdistributed) net investment income                        0
------------------------------------------------------------------    ----------
Accumulated undistributed net realized gain (loss)                           0
------------------------------------------------------------------    ----------
Net unrealized appreciation (depreciation)                                   0
------------------------------------------------------------------    ----------
                                                                      $  4,303
==================================================================    ==========

Net Assets:

Institutional Class                                                   $    740
------------------------------------------------------------------    ----------
Administrative Class                                                     3,563
------------------------------------------------------------------    ----------

Shares Issued and Outstanding:

Institutional Class                                                        740
------------------------------------------------------------------    ----------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                                                   $   1.00
------------------------------------------------------------------    ----------

Cost of Investments Owned                                             $  4,296
==================================================================    ==========
Cost of Foreign Currency Held                                         $      0
==================================================================    ==========

4   See accompanying notes

Statement of Operations

Money Market Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                              $      99
-------------------------------------------------------------------   -----------
   Total Income                                                              99
===================================================================   ===========

Expenses:

Investment advisory fees                                                      4
-------------------------------------------------------------------   -----------
Administration fees                                                           3
-------------------------------------------------------------------   -----------
Distribution and/or servicing fees - Administrative Class                     1
-------------------------------------------------------------------   -----------
Distribution and/or servicing fees - Institutional Class                      0
-------------------------------------------------------------------   -----------
Trustees' fees                                                                0
-------------------------------------------------------------------   -----------
   Total Expenses                                                             8
-------------------------------------------------------------------   -----------

Net Investment Income                                                        91
===================================================================   ===========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                       0
-------------------------------------------------------------------   -----------
Net change in unrealized appreciation (depreciation) on investments           0
-------------------------------------------------------------------   -----------

Net Gain (Loss)                                                               0
-------------------------------------------------------------------   -----------
Net Increase in Assets Resulting from Operations                      $      91
===================================================================   ===========

                              2000 Semi-Annual Report See accompanying notes   5

Statements of Changes in Net Assets

Money Market Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                              Six Months Ended     Period from September 30, 1999
Increase (Decrease) in Net Assets from:                                          June 30, 2000               to December 31, 1999

Operations:
Net investment income                                                         $             91         $          41
------------------------------------------------------------------------      ----------------     ------------------------------
Net realized gain (loss)                                                                     0                     0
------------------------------------------------------------------------      ----------------     ------------------------------
Net change in unrealized appreciation (depreciation)                                         0                     0
------------------------------------------------------------------------      ----------------     ------------------------------
Net increase resulting from operations                                                      91                    41
========================================================================      ================     ==============================

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                     (10)                    0
------------------------------------------------------------------------      ----------------     ------------------------------
   Administrative Class                                                                    (81)                  (41)
------------------------------------------------------------------------      ----------------     ------------------------------

Total Distributions                                                                        (91)                  (41)
========================================================================      ================     ==============================

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                     739                     0
------------------------------------------------------------------------      ----------------     ------------------------------
   Administrative Class                                                                  5,147                 6,784
------------------------------------------------------------------------      ----------------     ------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                                      11                     0
------------------------------------------------------------------------      ----------------     ------------------------------
   Administrative Class                                                                     80                    28
------------------------------------------------------------------------      ----------------     ------------------------------
Cost of shares redeemed
   Institutional Class                                                                     (10)                    0
------------------------------------------------------------------------      ----------------     ------------------------------
   Administrative Class                                                                 (5,269)               (3,207)
------------------------------------------------------------------------      ----------------     ------------------------------
Net increase resulting from Portfolio share transactions                                   698                 3,605
------------------------------------------------------------------------      ----------------     ------------------------------

Total Increase in Net Assets                                                  $            698         $       3,605
========================================================================      ================     ==============================

Net Assets:

Beginning of period                                                                      3,605                     0
------------------------------------------------------------------------      ----------------     ------------------------------
End of period *                                                               $          4,303         $       3,605
------------------------------------------------------------------------      ----------------     ------------------------------

*Including net undistributed (overdistributed) investment income of:          $              0         $           0
------------------------------------------------------------------------      ----------------     ------------------------------

6   See accompanying notes

Schedule of Investments

Money Market Portfolio
June 30, 2000 (Unaudited)

                                          Principal
                                          Amount         Value
                                          (000s)         (000s)
--------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 99.8%
--------------------------------------------------------------------------
Commercial Paper 90.0%
Alcoa, Inc.
    6.570% due 09/14/2000                 $    100    $     98
American Express Credit Corp.
    6.520% due 07/06/2000                      100         100
Associates Corp. of North America
    6.530% due 08/16/2000                      100          99
Banc One Australia Ltd.
    6.560% due 09/15/2000                      100          98
Becton Dickinson & Co.
    6.550% due 07/05/2000                      100         100
DaimlerChrysler Holdings Corp.
    6.630% due 09/21/2000                      100          99
FCC National Bank
    6.375% due 03/15/2001                      100          99
Federal Home Loan Bank
    6.410% due 07/07/2000                      200         200
    6.450% due 07/19/2000                      200         199
Federal Home Loan Mortgage Corp.
    6.360% due 07/05/2000                      300         300
    6.390% due 07/05/2000                      200         200
Federal National Mortgage Assn
     6.440% due 08/22/2000                     900         892
Ford Motor Credit Corp.
    6.530% due 07/10/2000                      100         100
General Electric Capital Corp.
    6.570% due 07/13/2000                      100         100
General Motors Acceptance Corp.
    6.570% due 09/26/2000                      100          98
Heinz Co.
    6.560% due 07/21/2000                      100         100
IBM Corp.
    6.130% due 07/07/2000                      100         100
KFW International Finance Corp.
    6.570% due 09/26/2000                      100          98
Minnesota Co.
    6.550% due 09/13/2000                      100          99
National Australia Funding
    6.570% due 09/15/2000                      100          99
Reseau Ferre de France
    6.560% due 09/13/2000                      100          99
SBC Communications, Inc.
    6.560% due 09/20/2000                      100          99
Southwestern Public Services Co.
    6.550% due 07/07/2000                      100         100
Swedbank, Inc.
    6.530% due 08/14/2000                      100          99
Textron Financial Corp.
    6.580% due 09/14/2000                      100          99
UBS AG
    6.600% due 09/05/2000                      100          99
                                                      --------
                                                         3,873
                                                      ========

--------------------------------------------------------------------------
REPURCHASE AGREEMENT 9.8%
--------------------------------------------------------------------------
State Street Bank
    5.850% due 07/03/2000                 $    423         423
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    5.900% due 12/01/2000 valued at $436
    Repurchase proceeds are $423.)
                                                      --------
Total Short-Term Instruments                             4,296
                                                      ========
(Cost $4,296)

Total Investments (a) 99.8%                           $  4,296
(Cost $4,296)

Other Assets and Liabilities (Net) 0.2%                      7
                                                      --------

Net Assets 100.0%                                     $  4,303
                                                      ========

                              2000 Semi-Annual Report See accompanying notes   7

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The Money Market Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions Investment Advisory Fee.

Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.15%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

                                                      From 01/01/2000
                             Effective 04/01/2000       to 03/31/2000
----------------------------------------------------------------------

Advisory Fee                                0.15%               0.30%
Administrative Fee                          0.20%               0.20%
Service Fee                                 0.15%                 --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the prospectus (as set forth below) plus 0.49 basis points. PIMCO may be reimbursed for these waived amounts in future periods, to limit the expenses (calculated as a percentage of Portfolio's average daily net assets attributable to each class):

                                 Institutional Class     Administrative Class
-----------------------------------------------------------------------------

Money Market Portfolio                         0.35%                    0.50%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Federal Income Tax Matters

As of December 31, 1999 Money Market Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $155 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

                                                     2000 Semi-Annual Report   9

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                            Money Market Portfolio
                                                              --------------------------------------------------
                                                                                          Period from 09/30/1999
                                                              Period Ended 06/30/2000             to  12/31/1999
                                                                    Shares     Amount          Shares     Amount
                                                              --------------------------------------------------
Receipts for shares sold
   Institutional Class                                                 739  $     739              0   $       0
---------------------------------------------------------     --------------------------------------------------
   Administrative Class                                              5,147      5,147          6,784       6,784
---------------------------------------------------------     --------------------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                  11         11               0          0
---------------------------------------------------------     --------------------------------------------------
   Administrative Class                                                 81         80              28         28
---------------------------------------------------------     --------------------------------------------------
Cost of shares redeemed
   Institutional Class                                                 (10)       (10)              0          0
---------------------------------------------------------     --------------------------------------------------
   Administrative Class                                             (5,269)    (5,269)         (3,207)    (3,297)
---------------------------------------------------------     --------------------------------------------------

Net increase resulting from Portfolio share transactions               699  $     698           3,605  $   3,605
===========================================================   ==================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                   Number       % of Portfolio Held
-------------------------------------------------------------------

Money Market Portfolio                  2                       100

6. Acquistion by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach,
California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                  TOTAL RETURN BOND PORTFOLIO II
                                                            ADMINISTRATIVE CLASS
                                                             -------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter................................................ 1
Financial Highlights............................................. 3
Statement of Assets and Liabilities.............................. 4
Statement of Operations.......................................... 5
Statements of Changes in Net Assets.............................. 6
Notes to Financial Statements.................................... 9

                                                               Fund      Schedule of
                                                               Summary   Investments
Total Return Bond Portfolio II (Administrative Class).........    2          7-8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                           2000 Annual Report  1

Total Return Bond Portfolio II

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions

Duration:
4.90 years

Total Net Assets:
$5.4 million

Sector Breakdown:*

[GRAPH]

Mortgage-Backed Securities  46.3%
 Corporate Bonds and Notes  19.5%
 U.S. Treasury Obligations  15.2%
   Asset-Backed Securities  10.5%
    Short-Term Instruments   5.9%
                     Other   2.6%


Quality Breakdown:*

[GRAPH]

AAA    74.1%
 AA     9.1%
  A     8.3%
BBB     8.5%

*% of Total Investments as of June 30, 2000

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 2000

                         Administrative
                             Class                        Lehman Brothers
                       (Incep. 5/28/1999)              Aggregate Bond Index
--------------------------------------------------------------------------------
6 Months                       4.79%                         3.99%
1 Year                         5.51%                         4.56%
Since Inception*               5.73%                           --

*Annualized

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
$10,000 invested at inception

                                    [GRAPH]

                   Month             Total            Lehman
                                     Return          Brothers
                                      Bond          Aggregate
                                  Portfolio II         Bond
                                                      Index
                 ==========       ============      =========
                 05/31/1999          10,000           10,000
                 06/30/1999          10,071            9,968
                 07/31/1999          10,025            9,926
                 08/31/1999          10,001            9,921
                 09/30/1999          10,127           10,036
                 10/31/1999          10,134           10,073
                 11/30/1999          10,180           10,072
                 12/31/1999          10,141           10,024
                 01/31/2000          10,115            9,991
                 02/29/2000          10,224           10,112
                 03/31/2000          10,435           10,245
                 04/30/2000          10,452           10,215
                 05/31/2000          10,436           10,211
                 06/30/2000          10,627           10,423

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 6/01/1999, the first full month following the Portfolio's inception on 5/28/1999, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Total Return Bond Portfolio II returned 4.79% for the six-month period ended June 30, 2000, outperforming the 3.99% for the benchmark Lehman Brothers Aggregate Bond Index.

 .    The yield curve inverted as the Treasury Department began buying back
     Treasury debt with maturities greater than 10 years.

 .    The Portfolio held its duration, or sensitivity to interest rate changes, below benchmark for most of the period. This was neutral for returns because the yield curve inverted.

 .    A shift into longer term Treasuries early in the year was positive for performance because of a rally in the longer maturities caused by the Treasury buyback program.

 .    An overweight in mortgages was positive as mortgages outperformed
     Treasuries due to a significant yield premium.

 .    An underweight in investment grade corporate bonds added significantly to performance as this sector lagged due to concerns about rising default rates and increased corporate leverage.

Financial Highlights

Total Return Bond Portfolio II (Administrative Class)
June 30, 2000 (Unaudited)



Selected Per Share Data for the Year or Period Ended:                                 06/30/2000(b)         12/31/1999(b)
                                                                                      ------------          -------------
Net asset value beginning of period                                                   $    9.82             $   10.00
---------------------------------------------------------------------------------     ------------          -------------
Net investment income (a)                                                                  0.30                  0.32
---------------------------------------------------------------------------------     ------------          -------------
Net realized / unrealized gain (loss) on investments (a)                                   0.16                 (0.18)
---------------------------------------------------------------------------------     ------------          -------------
Total income from investment operations                                                    0.46                  0.14
---------------------------------------------------------------------------------     ------------          -------------
Dividends from net investment income                                                      (0.31)                (0.32)
---------------------------------------------------------------------------------     ------------          -------------
Total distributions                                                                       (0.31)                (0.32)
---------------------------------------------------------------------------------     ------------          -------------
Net asset value end of period                                                         $    9.97             $    9.82
---------------------------------------------------------------------------------     ------------          -------------
Total return %                                                                             4.79                  1.41
---------------------------------------------------------------------------------     ------------          -------------
Net assets end of period (000s)                                                       $   2,081             $   5,128
---------------------------------------------------------------------------------     ------------          -------------
Ratio of expenses to average net assets %*                                                 0.65(d)               0.65(c)
---------------------------------------------------------------------------------     ------------          -------------
Ratio of net investment income to average net assets %*                                    6.16                  5.38
---------------------------------------------------------------------------------     ------------          -------------
Portfolio turnover rate %                                                                   485                   378
---------------------------------------------------------------------------------     ------------          -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on May 28, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the year ended December 31, 1999. (d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended June 30, 2000.

                                2000 Semi-Annual Report See accompanying notes 3

Statement of Assets and Liabilities

Total Return Bond Portfolio II
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                  $              9,287
-------------------------------------------------------------------------------        --------------------
Interest and dividends receivable                                                                        55
-------------------------------------------------------------------------------        --------------------
Manager reimbursement receivable                                                                          5
-------------------------------------------------------------------------------        --------------------
Other assets                                                                                              1
-------------------------------------------------------------------------------        --------------------
                                                                                                      9,348
===============================================================================        ====================

Liabilities:

Payable for investments purchased and forward foreign currency contracts               $              3,963
-------------------------------------------------------------------------------        --------------------
Written options outstanding                                                                               3
-------------------------------------------------------------------------------        --------------------
Accrued investment advisory fee                                                                           1
-------------------------------------------------------------------------------        --------------------
Accrued administration fee                                                                                1
-------------------------------------------------------------------------------        --------------------
Other liabilities                                                                                         7
-------------------------------------------------------------------------------        --------------------
                                                                                                      3,975
===============================================================================        ====================

Net Assets                                                                             $              5,373
===============================================================================        ====================

Net Assets Consist of:

Paid in capital                                                                        $              5,383
-------------------------------------------------------------------------------        --------------------
Undistributed (overdistributed) net investment income                                                    (1)
-------------------------------------------------------------------------------        --------------------
Accumulated undistributed net realized (loss)                                                           (27)
-------------------------------------------------------------------------------        --------------------
Net unrealized appreciation                                                                              18
-------------------------------------------------------------------------------        --------------------
                                                                                       $              5,373
===============================================================================        ====================

Net Assets:

Institutional Class                                                                    $              3,292
-------------------------------------------------------------------------------        --------------------
Administrative Class                                                                                  2,081
-------------------------------------------------------------------------------        --------------------

Shares Issued and Outstanding:

Administrative Class                                                                                    209
-------------------------------------------------------------------------------        --------------------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Administrative Class                                                                   $               9.97
-------------------------------------------------------------------------------        --------------------
Cost of Investments Owned                                                              $              9,268
===============================================================================        ====================

4 See accompanying notes

Statement of Operations

Total Return Bond Portfolio II
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                               $                181
-------------------------------------------------------------------------------        --------------------
  Total Income                                                                                          181
===============================================================================        ====================

Expenses:

Investment advisory fees                                                                                  8
-------------------------------------------------------------------------------        --------------------
Administration fees                                                                                       6
-------------------------------------------------------------------------------        --------------------
Distribution and/or servicing fees - Administrative Class                                                 1
-------------------------------------------------------------------------------        --------------------
  Total Expenses                                                                                         15
-------------------------------------------------------------------------------        --------------------
Net Investment Income                                                                                   166
===============================================================================        ====================

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                         16
-------------------------------------------------------------------------------        --------------------
Net realized (loss) on futures contracts and written options                                             (2)
-------------------------------------------------------------------------------        --------------------
Net change in unrealized appreciation on investments                                                     64
-------------------------------------------------------------------------------        --------------------
Net change in unrealized appreciation on futures contracts and written options                            5
-------------------------------------------------------------------------------        --------------------
  Net Gain                                                                                               83
-------------------------------------------------------------------------------        --------------------

Net Increase in Assets Resulting from Operations                                       $                249
===============================================================================        ====================

                                2000 Semi-Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Total Return Bond Portfolio II
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                                        Six Months Ended    Period from May 28, 1999
Increase (Decrease) in Net Assets from:                                                    June 30, 2000        to December 31, 1998
-----------------------------------------------------------------------------------     ----------------    ------------------------
Operations:
Net investment income                                                                       $        166         $     166
-----------------------------------------------------------------------------------     ----------------    ------------------------
Net realized gain (loss)                                                                              14               (42)
-----------------------------------------------------------------------------------     ----------------    ------------------------
Net change in unrealized appreciation (depreciation)                                                  69               (51)
-----------------------------------------------------------------------------------     ----------------    ------------------------
Net increase resulting from operations                                                               249                73
===================================================================================     ================    ========================

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                               (51)                0
-----------------------------------------------------------------------------------     ----------------    ------------------------
   Administrative Class                                                                             (115)             (166)
-----------------------------------------------------------------------------------     ----------------    ------------------------

Total Distributions                                                                                 (166)             (166)
===================================================================================     ================    ========================

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                             3,250                  0
-----------------------------------------------------------------------------------     ----------------    ------------------------
   Administrative Class                                                                                0             10,106
-----------------------------------------------------------------------------------     ----------------    ------------------------
Issued as reinvestment of distributions
   Institutional Class                                                                                56                  0
-----------------------------------------------------------------------------------     ----------------    ------------------------
   Administrative Class                                                                              110                151
-----------------------------------------------------------------------------------     ----------------    ------------------------
Cost of shares redeemed
   Institutional Class                                                                                 0                  0
-----------------------------------------------------------------------------------     ----------------    ------------------------
   Administrative Class                                                                           (3,254)            (5,036)
-----------------------------------------------------------------------------------     ----------------    ------------------------
Net increase resulting from Portfolio share transactions                                             162              5,221
-----------------------------------------------------------------------------------     ----------------    ------------------------

Total Increase in Net Assets                                                                $        245         $    5,128
===================================================================================     ================    ========================

Net Assets:

Beginning of period                                                                                5,128                  0
-----------------------------------------------------------------------------------     ----------------    ------------------------
End of period *                                                                             $      5,373         $    5,128
-----------------------------------------------------------------------------------     ----------------    ------------------------
*Including net undistributed (overdistributed) investment income of:                        $         (1)        $       (1)
-----------------------------------------------------------------------------------     ----------------    ------------------------

6 See accompanying notes

Schedule of Investments

Total Return Bond Portfolio II
June 30, 2000 (Unaudited)

                                                 Principal
                                                    Amount        Value
                                                    (000s)        (000s)
-------------------------------------------------------------------------
CORPORATE BONDS & NOTES 33.7%
-------------------------------------------------------------------------
Banking & Finance 13.4%
Bank One Corp.
     6.792% due 05/07/2002 (d)                     $    100      $    100
Bear Stearns Co., Inc.
     6.423% due 08/01/2002 (d)                          100           100
Dresdner Funding Trust I
     8.151% due 06/30/2031                              100            87
Ford Motor Credit Corp.
     6.927% due 03/19/2002 (d)                          180           181
Morgan Stanley, Dean Witter, Discover and Co.
     6.190% due 04/15/2002 (d)                          250           250
                                                                 --------
                                                                      718
                                                                 ========

Industrials 18.4%
Arrow Electronics, Inc.
     7.570% due 11/24/2000 (d)                          250           250
Coastal Corp.
     6.568% due 03/01/2002 (d)                          250           250
Dillards, Inc.
     6.080% due 08/01/2000                              250           249
DTE Capital Corp.
     7.110% due 11/15/2038 (d)                          250           242
                                                                 --------
                                                                      991
                                                                 ========
Utilities 1.9%
Worldcom, Inc.
     7.050% due 11/26/2001 (d)                          100           100
                                                                 --------
Total Corporate Bonds & Notes                                       1,809
                                                                 ========
(Cost $1,823)

-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 4.5%
-------------------------------------------------------------------------
Federal National Mortgage Association
     6.300% due 06/01/2004                              250           242
                                                                 --------
Total U.S. Government Agencies                                        242
                                                                 ========
(Cost $246)

-------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 26.2%
-------------------------------------------------------------------------
Treasury Inflation Protected Securities (e)
     3.625% due 07/15/2002                              107           106
     3.375% due 01/15/2007                            1,081         1,037
U.S. Treasury Notes
     5.125% due 08/31/2000 (b)                           10            10
U.S. Treasury Bonds
     8.750% due 08/15/2020                              200           257
                                                                 --------
Total U.S. Treasury Obligations                                     1,410
                                                                 ========
(Cost $1,379)

-------------------------------------------------------------------------
MORTGAGED-BACKED SECURITIES 80.1%
-------------------------------------------------------------------------
Collateralized Mortgage Obligations 27.3%
Federal Home Loan Mortgage Corp.
     6.903% due 07/01/2027 (d)                           42            42
     6.752% due 01/01/2028 (d)                           55            55
     6.000% due 07/17/2030                               30            28
Federal National Mortgage Assn.
     7.000% due 07/17/2030                              100            97
     6.000% due 07/17/2030                              100            92
Government National Mortgage Assn.
     8.000% due 07/24/2030                              500           505
     7.500% due 07/24/2030                              400           397
Morgan Stanley Capital
     7.460% due 02/15/2020                              250           251
                                                                 --------
                                                                    1,467
                                                                 ========
Government National Mortgage Association 52.8%
     6.500% due 05/20/2030-07/24/2030 (d)(g)          2,820         2,680
     7.375% due 02/20/2027 (d)                          159           159
                                                                 --------
                                                                    2,839
                                                                 --------
Total Mortgage-Backed Securities                                    4,306
                                                                 ========
(Cost $4,299)

-------------------------------------------------------------------------
ASSET-BACKED SECURITIES 18.1%
-------------------------------------------------------------------------
AFC Home Equity Loan Trust
     6.951% due 06/25/2030 (d)                          200           200
Ameriquest Mortgage Securities, Inc.
     6.781% due 06/15/2030                               99            98
Ameriquest Mortgage Securities, Inc.
     7.072% due 07/15/2030 (d)                          200           200
Conseco Recreational Enthusiast Consumer Trust
     7.562% due 10/15/2007                              100           100
Freemont Home Loan Owner Trust
     6.495% due 12/25/2029 (d)                          175           175
Irwin Low Balance Home Loan Trust
     7.026% due 06/25/2021 (d)                          200           200
                                                                 --------
Total Asset-Backed Securities                                         973
                                                                 ========
(Cost $974)

-------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 10.2%
-------------------------------------------------------------------------
Commercial Paper 7.4%
Bank One Corp.
     6.560% due 09/20/2000                              100            99
General Electric Capital Corp.
     6.290% due 07/18/2000                              100           100
General Motors Acceptance Corp.
     6.530% due 07/10/2000                              200           200
                                                                 --------
                                                                      399
                                                                 ========
Repurchase Agreement 2.8%
State Street Bank
     5.850% due 07/03/2000                              148           148
     (Dated 06/30/2000. Collateralized by
     Federal National Mortgage Association
     5.860% due 11/07/2000 valued at $156.
     Repurchase proceeds are $148.)
                                                                 --------
Total Short-Term Instruments                                          547
                                                                 ========
(Cost $547)

Total Investments (a) 172.8%                                     $  9,287
(Cost $9,268)

Written Options (c) (0.0%)                                             (3)
(Premiums $4)

Other Assets and Liabilities (Net) (72.8%)                         (3,911)
                                                                 --------
Net Assets 100.0%                                                $  5,373
                                                                 ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $     44

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                      (25)
                                                                 --------
Unrealized appreciation-net                                      $     19
                                                                 ========

                                2000 Semi-Annual Report See accompanying notes 7

Total Return Bond Portfolio II
June 30, 2000 (Unaudited)

(b) Securities with an aggregate market value of $10 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                                                         # of       Unrealized
Type                                                Contracts     Appreciation
-------------------------------------------------------------------------------
Eurodollar March Futures (03/2001)                          1      $         0
                                                     --------------------------

(c) Premiums received on written options:

Type                                         Par      Premium            Value
-------------------------------------------------------------------------------
Put - CME AWPO Eurodollar December Futures
Strike @ 93.00 Exp. 12/18/2000                 5     $      4      $         3

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.00 Exp. 09/15/2000            200,000            0                0

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.00 Exp. 09/22/2000            100,000            0                0
                                                     --------------------------
                                                     $      4      $         3
                                                     ==========================

(d) Variable rate security. The rate listed is as of June 30, 2000.

(e) Principal amount of the security is adjusted for inflation.

(f) Swap agreements outstanding at June 30, 2000.

                                                     Notional       Unrealized
Type                                                   Amount     Appreciation
-------------------------------------------------------------------------------
Receive fixed rate equal to 7.670% and
pay floating rate based on 3 month LIBOR.

Broker: Morgan Stanley Dean Witter                   $     30        $       1
Exp. 05/31/2010

(g) Securities are grouped by coupon or range of coupons and represent a range of maturities.

8 See accompanying notes

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization
The Total Return Bond Portfolio II (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting regarding any matter relating solely to that class of shares) Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2. Significant Accounting Policies.
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign rights currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

                                                       2000 Semi-Annual Report 9

June 30, 2000 (Unaudited)

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjust-ed to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is rights to charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:


                                                                From 01/01/2000
                                   Effective 04/01/2000          to  03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                       0.25%                  0.40%
Administrative Fee                                 0.25%                  0.25%
Service Fee                                        0.15%                    --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its sub-sidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administra-tive fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                 Institutional Class       Administrative Class
--------------------------------------------------------------------------------
Total Return Bond Portfolio II                 0.50%                      0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.


4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                U.S. Government/Agency            All Other
                                -----------------------------------------------
                                 Purchases     Sales      Purchases     Sales
-------------------------------------------------------------------------------
Total Return Bond Portfolio II   $  32,557  $  30,323     $   1,675   $  1,334


5. Transactions in Written Call and Put Options
Transactions in written call and put options were as follows
(amounts in thousands):

                                             Total Return Bond Portfolio II
                                          -------------------------------------
                                           # of Contracts              Premium
-------------------------------------------------------------------------------
Balance at 12/31/1999                                 0                $     0
Sales                                           300,010                      6
Closing Buys                                         (1)                    (1)
Expirations                                          (4)                    (1)
Exercised                                             0                      0
------------------------------------------------------------------------------
Balance at 06/30/2000                           300,005                $     4
------------------------------------------------------------------------------

6. Federal Income Tax Matters

As of December 31, 1999 Total Return Bond Portfolio II had remaining capital loss carryforwards that were realized during the current year.
     Additionally, the Portfolio realized $7,155 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                               Capital Loss Carryforwards
                                          -------------------------------------
                                            Realized Losses         Expiration
-------------------------------------------------------------------------------
Total Return Bond Portfolio II              $        38,479         12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

                                                      2000 Semi-Annual Report 11

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                          Total Return Bond Portfolio II
                                                                                  -------------------------------------------------
                                                                                   Period Ended 6/30/2000   Period from 05/28/1998
                                                                                                                     to 12/31/1999
                                                                                       Shares      Amount        Shares     Amount
                                                                                  -------------------------------------------------
Receipts for shares sold
Institutional Class                                                                       324   $   3,250            0   $      0
-------------------------------------------------------------------------------   -----------------------------------------------
Administrative Class                                                                        0           0        1,016     10,106
-------------------------------------------------------------------------------   -----------------------------------------------
Issued as reinvestment of distributions
Institutional Class                                                                         6          56            0          0
-------------------------------------------------------------------------------   -----------------------------------------------
Administrative Class                                                                       11         110           15        151
-------------------------------------------------------------------------------   -----------------------------------------------
Cost of shares redeemed
Institutional Class                                                                         0           0            0          0
-------------------------------------------------------------------------------   -----------------------------------------------
Administrative Class                                                                     (325)     (3,254)        (509)    (5,036)
-------------------------------------------------------------------------------   -----------------------------------------------
Net increase resulting from Portfolio share transactions                                   16   $     162          522   $  5,221
===============================================================================   ===============================================


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                      Number      % of Portfolio Held
---------------------------------------------------------------------

Total Return Bond Portfolio II             2                      100

8. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long- term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Beach Center Drive, Suite 300
Newport Beach. CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or proceeded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          FOREIGN BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                              ------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter........................................           1
Financial Highlights.....................................           3
Statement of Assets and Liabilities......................           4
Statement of Operations..................................           5
Statements of Changes in Net Assets......................           6
Statement of Cash Flows .................................           7
Notes to Financial Statements............................           9

                                                          Fund      Schedule of
                                                          Summary   Investments
Foreign Bond Portfolio (Administrative Class)............    2         8-11

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.


Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                       2000 Semi-Annual Report 1

Foreign Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:

Primarily intermediate maturity hedged non-U.S. fixed income securities

Duration:
2.74 years

Total Net Assets:
$5.6 million

Country Allocation:*

[GRAPH]

         United States     48.9%
                 Japan     14.5%
         Supranational      6.2%
               Germany      6.9%
        United Kingdom      4.3%
Short-Term Instruments      4.2%
                 Other     15.0%

Quality Breakdown:*

[GRAPH]

AAA                        70.9%
 AA                        11.5%
  A                        11.0%
BBB                         4.6%
 BB                         1.0%
  B                         1.0%

*% of Total Investments as of June 30, 2000

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 2000


                  Administrative
                  Class                  J.P. Morgan
                  (Incep. 2/16/1999)     Non-U.S. Index (Hedged)
------------------------------------------------------------------
6 Months                 3.46%                   4.09%
1 Year                   4.35%                   5.58%
Since Inception*         1.93%                    --

*Annualized

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
$10,000 invested at inception

$10.7 (in thousands)

                                    [GRAPH]

                    Month           Foreign          J.P.
                                      Bond          Morgan
                                   Portfolio       Non-U.S.
                                                    Index
                                                   (Hedged)
                  ==========       =========       ========
                  02/28/1999         10,000         10,000
                  03/31/1999         10,069         10,119
                  04/30/1999         10,186         10,248
                  05/31/1999         10,075         10,205
                  06/30/1999          9,857         10,047
                  07/31/1999          9,787         10,021
                  08/31/1999          9,706         10,039
                  09/30/1999          9,693         10,077
                  10/31/1999          9,870         10,102
                  11/30/1999          9,868         10,160
                  12/31/1999          9,942         10,191
                  01/31/2000          9,964         10,192
                  02/29/2000          9,997         10,267
                  03/31/2000         10,119         10,417
                  04/30/2000         10,170         10,473
                  05/31/2000         10,210         10,557
                  06/30/2000         10,286         10,608

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio's inception on 2/16/1999, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    For the six-month period ended June 30, 2000, the Foreign Bond Portfolio's total return investment performance was 3.46%, underperforming the 4.09% return of its benchmark, the J.P. Morgan non-U.S. Index (Hedged).

 .    Continued central bank rate hikes and a belief that the European Central
     Bank would remain ahead of the inflation curve caused bond yields to fall over the first half of the year. The Japanese bond market remained stable, as domestic institutions continued to support government bonds. In this market environment the Investment Adviser reduced the Portfolio's duration, or sensitivity to interest rates, which detracted from returns.

 .    An overweight in the euro versus the U.S. dollar was negative for returns after the U.S. dollar rallied in response to the relatively stronger U.S. economy.

 .    An overweight in New Zealand aided performance after expectations of more central bank tightening drove bond yields to near six-month lows.

 .    A U.K. underweight was slightly negative because the strong currency and prospects for restrictive monetary policy kept inflation forecasts low.

 .    An underweight in Canada detracted from performance as yields fell due to weaker growth than in the U.S.

 .    Emphasizing Danish mortgages was positive as the market benefited from light new issuance and relatively high yields.

 .    Small allocations to global corporate bonds aided performance due to their relatively attractive yields.

Financial Highlights

Foreign Bond Portfolio (Administrative Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:               06/30/2000      12/31/1999(b)
                                                                    ----------      ---------------
Net asset value beginning of period                                 $     9.42      $  10.00
---------------------------------------------------------------     ----------      ---------------
Net investment income (a)                                                 0.26          0.41
---------------------------------------------------------------     ----------      ---------------
Net realized / unrealized gain (loss) on investments (a)                  0.06         (0.49)
---------------------------------------------------------------     ----------      ---------------
Total income from investment operations                                   0.32         (0.08)
---------------------------------------------------------------     ----------      ---------------
Dividends from net investment income                                     (0.27)        (0.41)
---------------------------------------------------------------     ----------      ---------------
Distributions from net realized capital gains                             0.00          0.09
---------------------------------------------------------------     ----------      ---------------
Total distributions                                                      (0.27)        (0.50)
---------------------------------------------------------------     ----------      ---------------
Net asset value end of period                                       $     9.47      $   9.42
---------------------------------------------------------------     ----------      ---------------
Total return %                                                            3.46         (0.78)
---------------------------------------------------------------     ----------      ---------------
Net assets end of period (000s)                                     $      675      $  5,215
---------------------------------------------------------------     ----------      ---------------
Ratio of expenses to average net assets %*                                0.90          1.10 (c)(d)
---------------------------------------------------------------     ----------      ---------------
Ratio of net investment income to average net assets %*                   5.57                 4.83
---------------------------------------------------------------     ----------      ---------------
Portfolio turnover rate %                                                  169                  285
---------------------------------------------------------------     ----------      ---------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on February 16, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25% for the period ended December 31, 1999. (d) Ratio of net expenses to average net assets excluding interest expense is 0.90%.

                                2000 Semi-Annual Report See accompanying notes 3

Statement of Assets and Liabilities

Foreign Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                                  $    9,481
-----------------------------------------------------------------------------------------------------  ----------
Cash and foreign currency                                                                                     402
-----------------------------------------------------------------------------------------------------  ----------
Receivable for investments sold and forward foreign currency contracts                                      5,649
-----------------------------------------------------------------------------------------------------  ----------
Interest and dividends receivable                                                                              61
-----------------------------------------------------------------------------------------------------  ----------
Manager reimbursement receivable                                                                                6
-----------------------------------------------------------------------------------------------------  ----------
                                                                                                           15,599
=====================================================================================================  ==========

Liabilities:

Payable for investments purchased and forward foreign currency contracts                               $    6,054
-----------------------------------------------------------------------------------------------------  ----------
Payable for financing transactions                                                                          3,915
-----------------------------------------------------------------------------------------------------  ----------
Written options outstanding                                                                                     0
-----------------------------------------------------------------------------------------------------  ----------
Accrued investment advisory fee                                                                                 1
-----------------------------------------------------------------------------------------------------  ----------
Accrued administration fee                                                                                      3
-----------------------------------------------------------------------------------------------------  ----------
Other liabilities                                                                                               6
-----------------------------------------------------------------------------------------------------  ----------
                                                                                                            9,979
=====================================================================================================  ==========

Net Assets                                                                                             $    5,620
=====================================================================================================  ==========

Net Assets Consist of:

Paid in capital                                                                                        $    5,893
-----------------------------------------------------------------------------------------------------  ----------
Undistributed (overdistributed) net investment income                                                         (77)
-----------------------------------------------------------------------------------------------------  ----------
Accumulated undistributed net realized gain                                                                    21
-----------------------------------------------------------------------------------------------------  ----------
Net unrealized (depreciation)                                                                                (217)
-----------------------------------------------------------------------------------------------------  ----------
                                                                                                       $    5,620
-----------------------------------------------------------------------------------------------------  ----------

Net Assets:

Institutional Class                                                                                    $    4,945
-----------------------------------------------------------------------------------------------------  ----------
Administrative Class                                                                                          675
-----------------------------------------------------------------------------------------------------  ----------

Shares Issued and Outstanding:

Administrative Class                                                                                           71
-----------------------------------------------------------------------------------------------------  ----------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Administrative Class                                                                                   $     9.47
-----------------------------------------------------------------------------------------------------  ----------

Cost of Investments Owned                                                                              $    9,656
=====================================================================================================  ==========
Cost of Foreign Currency Held                                                                          $      400
=====================================================================================================  ==========

4 See accompanying notes

Statement of Operations

Foreign Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                                   $       180
----------------------------------------------------------------------------------------   -----------
Dividends                                                                                           (2)
----------------------------------------------------------------------------------------   -----------
  Total Income                                                                                     178
========================================================================================   ===========

Expenses:

Investment advisory fees                                                                            11
----------------------------------------------------------------------------------------   -----------
Administration fees                                                                                 11
----------------------------------------------------------------------------------------   -----------
  Total Expenses                                                                                    22
----------------------------------------------------------------------------------------   -----------

Net Investment Income                                                                              156
========================================================================================   ===========

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                    51
----------------------------------------------------------------------------------------   -----------
Net realized (loss) on futures contracts and written options                                       (67)
----------------------------------------------------------------------------------------   -----------
Net realized gain on foreign currency transactions                                                 180
----------------------------------------------------------------------------------------   -----------
Net change in unrealized (depreciation) on investments                                             (59)
----------------------------------------------------------------------------------------   -----------
Net change in unrealized appreciation on futures contracts and written options                       2
----------------------------------------------------------------------------------------   -----------
Net change in unrealized (depreciation) on translation of assets and
liabilities denominated in foreign currencies                                                      (79)
----------------------------------------------------------------------------------------   -----------

Net Gain                                                                                            28
----------------------------------------------------------------------------------------   -----------

Net Increase in Assets Resulting from Operations                                           $       184
========================================================================================   ===========

                                2000 Semi-Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Foreign Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                        Six Months Ended   Period from February 16, 1999
Increase (Decrease) in Net Assets from:                                    June 30, 2000            to December 31, 1999

Operations:
Net investment income                                                      $       156                       $       214
---------------------------------------------------------------------      -----------                       -----------
Net realized gain (loss)                                                           164                              (169)
---------------------------------------------------------------------      -----------                       -----------
Net change in unrealized appreciation (depreciation)                              (136)                              (81)
---------------------------------------------------------------------      -----------                       -----------
Net increase (decrease) resulting from operations                                  184                               (36)
=====================================================================      ===========                       ===========

Distributions to Shareholders:

From net investment income
  Institutional Class                                                              (69)                                0
---------------------------------------------------------------------      -----------                       -----------
  Administrative Class                                                             (88)                             (214)
---------------------------------------------------------------------      -----------                       -----------
From net realized capital gains
  Institutional Class                                                                0                                 0
---------------------------------------------------------------------      -----------                       -----------
  Administrative Class                                                               0                               (50)
---------------------------------------------------------------------      -----------                       -----------

Total Distributions                                                               (157)                             (264)
=====================================================================      ===========                       ===========

Portfolio Share Transactions:

Receipts for shares sold
  Institutional Class                                                            4,877                                 0
---------------------------------------------------------------------      -----------                       -----------
  Administrative Class                                                             333                            10,240
---------------------------------------------------------------------      -----------                       -----------
Issued as reinvestment of distributions
  Institutional Class                                                               75                                 0
---------------------------------------------------------------------      -----------                       -----------
  Administrative Class                                                              81                               235
---------------------------------------------------------------------      -----------                       -----------
Cost of shares redeemed
  Institutional Class                                                                0                                 0
---------------------------------------------------------------------      -----------                       -----------
  Administrative Class                                                          (4,988)                           (4,960)
---------------------------------------------------------------------      -----------                       -----------
Net increase resulting from Portfolio share transactions                           378                             5,515
---------------------------------------------------------------------      -----------                       -----------

Total Increase in Net Assets                                               $       405                       $     5,215
=====================================================================      ===========                       ===========

Net Assets:

Beginning of period                                                              5,215                                 0
---------------------------------------------------------------------      -----------                       -----------
End of period *                                                            $     5,620                       $     5,215
---------------------------------------------------------------------      -----------                       -----------

*Including net (overdistributed) investment income of:                     $       (77)                      $       (76)
---------------------------------------------------------------------      -----------                       -----------

6 See accompanying notes

Statement of Cash Flows

Foreign Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities
Sales of Portfolio shares                                                                 $     5,210
---------------------------------------------------------------------------------------   -----------
Redemptions of Portfolio shares                                                                (4,987)
---------------------------------------------------------------------------------------   -----------
Cash distributions paid                                                                           (11)
---------------------------------------------------------------------------------------   -----------
Proceeds from financing transactions                                                              253
---------------------------------------------------------------------------------------   -----------
Net increase (decrease) from financing activities                                                 465
=======================================================================================   ===========

Operating Activities

Purchases of long-term securities and foreign currency                                        (13,419)
---------------------------------------------------------------------------------------   -----------
Proceeds from sales of long-term securities and foreign currency                               12,223
---------------------------------------------------------------------------------------   -----------
Purchases of short-term securities (net)                                                          914
---------------------------------------------------------------------------------------   -----------
Net investment income                                                                             155
---------------------------------------------------------------------------------------   -----------
Change in other receivables/payables (net)                                                         (6)
---------------------------------------------------------------------------------------   -----------
Net increase (decrease) from operating activities                                                (133)
=======================================================================================   ===========

Net Increase in Cash and Foreign Currency                                                         332
=======================================================================================   ===========

Cash and Foreign Currency

Beginning of period                                                                                70
---------------------------------------------------------------------------------------   -----------
End of period                                                                             $       402
---------------------------------------------------------------------------------------   -----------

                                2000 Semi-Annual Report See accompanying notes 7

Schedule of Investments

Foreign Bond Portfolio
June 30, 2000 (Unaudited)


                                                   Principal
                                                    Amount      Value
                                                    (000s)      (000s)
-------------------------------------------------------------------------
AUSTRALIA (g)(h) 0.9%
-------------------------------------------------------------------------

National Australia Bank Ltd.
  7.385% due 05/19/2010 (e)     A$                    50        $     50
                                                                --------
Total Australia                                                       50
                                                                ========
(Cost $50)

-------------------------------------------------------------------------
BRAZIL (g)(h) 1.1%
-------------------------------------------------------------------------

Republic of Brazil
  7.375% due 04/15/2006         BR                    65              60
                                                                --------
Total Brazil                                                          60
                                                                ========
(Cost $60)

-------------------------------------------------------------------------
BULGARIA (h) 0.6%
-------------------------------------------------------------------------

Republic of Bulgaria
  2.500% due 07/28/2012 (e)     BL                    29              21
  6.500% due 07/28/2024 (e)                           20              15
                                                                --------
Total Bulgaria                                                        36
                                                                ========
(Cost $34)

-------------------------------------------------------------------------
CANADA (g)(h) 2.0%
-------------------------------------------------------------------------
Beneficial Canada, Inc.

  6.350% due 04/01/2002         C$                    30              20

Commonwealth of Canada
  6.625% due 10/03/2007         N$                   200              90
                                                                --------
Total Canada                                                         110
                                                                ========
(Cost $131)

-------------------------------------------------------------------------
CAYMAN ISLANDS (g)(h) 0.9%
-------------------------------------------------------------------------

Capital Credit Card Corp.
  5.625% due 10/15/2004         DM                   100              49
                                                                --------
Total Cayman Islands                                                  49
                                                                ========
(Cost $53)

-------------------------------------------------------------------------
CHILE 0.3%
-------------------------------------------------------------------------

Republic of Chile
  6.875% due 04/28/2009          $                    19              18
                                                                --------
Total Chile                                                           18
                                                                ========
(Cost $19)

-------------------------------------------------------------------------
DENMARK (g)(h) 2.1%
-------------------------------------------------------------------------

Danske Kredit Mortgage
  5.000% due 10/01/2029         DK                 1,063             116

Realkredit Danmark Mortgage

  5.000% due 10/01/2029                                1               0
Unikredit Realkredit

  5.000% due 10/01/2029                                5               1
                                                                --------
Total Denmark                                                        117
                                                                ========
(Cost $143)

------------------------------------------------------------------------
GERMANY (g)(h) 11.7%
------------------------------------------------------------------------

Allgemeine Hypothekenbank AG
  5.500% due 07/13/2010         EC                    60              56

Depfa Pfandbriefbank

  4.750% due 07/15/2008                               20              19
  5.750% due 03/04/2009                               20              19
Hypothekenbank in Essen AG

  4.750% due 08/11/2008 (i)                           20              18

  4.000% due 04/27/2009 (i)                           22              19
Republic of Germany

  4.125% due 07/04/2008 (i)                           63              56

  4.500% due 07/04/2009 (i)                           20              18
  5.375% due 01/04/2010                              320             319
  6.250% due 01/04/2024                               10              10
  4.750% due 07/04/2028                               30              26
  6.250% due 01/04/2030 (i)                           90              96
                                                                --------
Total Germany                                                        656
                                                                ========
(Cost $777)

------------------------------------------------------------------------
GREECE (g)(h) 0.2%
------------------------------------------------------------------------

Hellenic Republic
  6.600% due 01/15/2004 (i)     GD                 5,000              13
                                                                --------
Total Greece                                                          13
                                                                ========
(Cost $14)

------------------------------------------------------------------------
ITALY (g)(h) 1.9%
------------------------------------------------------------------------

Republic of Italy
  5.500% due 11/01/2010         EC                   110             105
                                                                --------
Total Italy                                                          105
                                                                ========
(Cost $97)

------------------------------------------------------------------------
JAPAN (g)(h) 24.5%
------------------------------------------------------------------------

Government of Japan
  3.400% due 06/20/2005 (i)     JY                11,300             118
  3.000% due 09/20/2005 (i)                       21,000             216

  3.300% due 06/20/2006 (i)                       12,000             126

  2.900% due 12/20/2006 (i)                        2,000              21
  2.700% due 06/20/2007 (i)                       10,000             102
  2.600% due 09/20/2007 (i)                       12,000             122
  0.900% due 12/22/2008 (i)                       69,000             609
  1.400% due 06/22/2009 (i)                        7,000              64
                                                                --------
Total Japan                                                        1,378
                                                                ========
(Cost $1,354)

------------------------------------------------------------------------
MEXICO (g)(h) 1.1%
------------------------------------------------------------------------

Banco Nacional de Comercio Exterior

  8.000% due 08/05/2003          $                    10              10

Petroleos Mexicanos
  8.850% due 09/15/2007                               20              20
  9.375% due 12/02/2008                               30              31
                                                                --------
Total Mexico                                                          61
                                                                ========
(Cost $57)

------------------------------------------------------------------------
NEW ZEALAND (g)(h) 2.5%
------------------------------------------------------------------------
Commonwealth of New Zealand
  4.500% due 02/15/2016 (b)     N$                   300             143
                                                                --------
Total New Zealand                                                    143
                                                                ========
(Cost $166)
------------------------------------------------------------------------
PERU (g)(h) 1.2%
------------------------------------------------------------------------
Republic of Peru
 4.500% due 03/07/2017          PN                   100              67
                                                                --------
Total Peru                                                            67
                                                                ========
(Cost $67)

------------------------------------------------------------------------
PHILIPPINES (g)(h) 0.4%
------------------------------------------------------------------------

Republic of Philippines
  6.000% due 12/01/2009 (e)      $                     8               7

  8.000% due 09/17/2004         EC                    20              18
                                                                --------
Total Philippines                                                     25
                                                                ========
(Cost $29)

------------------------------------------------------------------------
PORTUGAL (h) 3.0%
------------------------------------------------------------------------

Republic of Portugal
  3.950% due 07/15/2009 (i)     PE                   200             169
                                                                --------
Total Portugal                                                       169
                                                                ========
(Cost $187)

------------------------------------------------------------------------
SOUTH KOREA (g)(h) 2.0%
------------------------------------------------------------------------

Korea Development Bank
 9.600% due 12/01/2000           $                    50              50
 4.436% due 05/14/2001 (e)      DM                    50              24
 1.875% due 02/13/2002          JY                 4,000              38
                                                                --------
Total South Korea                                                    112
                                                                ========
(Cost $111)

8 See accompanying notes

                                                    Principal
                                                     Amount          Value
                                                     (000s)          (000s)
----------------------------------------------------------------------------
SPAIN (g)(h) 2.7%
----------------------------------------------------------------------------

Kingdom of Spain
    5.150%  due 07/30/2009 (i)                  EC        70        $    65
    4.000% due 01/31/2010 (i)                            100             85
                                                                    -------
Total Spain                                                             150
                                                                    =======
(Cost $152)

----------------------------------------------------------------------------
SUPRANATIONAL (g)(h) 10.4%
----------------------------------------------------------------------------

Depfa Bank
    4.750% due 07/15/2008                                 20             18
Eurofima
    4.750% due 07/07/2004                       SK       600             66
European Investment Bank
    6.000% due 12/07/2028                       BP       100            156
General Electric Capital Corp.
    5.125% due 01/12/2004                                 80            115
Inter-American Development Bank
    7.125% due 11/26/2004                                 30             47
International Bank for Reconstruction & Development
    7.250% due 04/09/2001                       N$       388            181
                                                                    -------
Total Supranational                                                     583
                                                                    =======
(Cost $622)

----------------------------------------------------------------------------
UNITED KINGDOM (g)(h) 7.2%
----------------------------------------------------------------------------

Bank of Scotland

    8.117% due 03/29/2049                       BP        40             60
BG Transco Holdings
    7.273% due 12/14/2009                                 20             31
HAUS Ltd.
    4.352% due 12/10/2015 (e)                   EC       100             95
    4.542% due 12/10/2037 (e)                            100             95
Lloyds Bank PLC
    5.625% due 07/15/2049                                 40             36
United Kingdom Gilt
    9.000% due 10/13/2008                       BP        46             86
                                                                    -------
Total United Kingdom                                                    403
                                                                    =======
(Cost $422)

----------------------------------------------------------------------------
UNITES STATES (g)(h) 82.4%
----------------------------------------------------------------------------

Asset-Backed Securities 7.0%
Amresco Residential Securities Mortgage Loan Trust
    7.121% due 06/25/2029 (e)                   $         50             45
Circuit City Credit Master Trust
    6.108% due 02/15/2006 (e)                            100            100

MLCC Mortgage Investors, Inc.

    6.265% due 03/15/2025 (e)                             90             90
Novastar Home Equity Loan
    6.885% due 04/25/2028 (e)                             78             78
Providian Home Equity Loan Trust
    6.900% due 06/25/2025 (e)                             72             72

PSB Lending Home Loan Owner Trust

    6.830% due 05/20/2018                                 10             10
                                                                    -------
                                                                        395
                                                                    =======
Corporate Bonds & Notes 25.2%

Associates Corp. of North America

    6.850% due 05/08/2003 (e)                             80             80
bear Stearns Co., Inc.
    6.396% due 05/16/2003 (e)                            100            101
Beckman Instruments, Inc.
    7.100% due 03/04/2003                                  3              3
Century Communications Corp.
    0.100% due 03/15/2003                                  3              2
CMS Energy
    8.125% due 05/15/2002                                  3              3
DaimlerChrysler Holdings
    5.747% due 08/23/2002 (e)                             30             30
Donaldson, Lufkin & Jenrette Inc.
    6.760% due 04/25/2003 (e)                             50             50
Finova Capital Corp.
    6.110% due 06/18/2003 (e)                            100            100

 Ford Motor Credit Corp.

      1.200% due 02/07/2005                     JY     6,000       $     56
 General Motors Acceptance Corp.
      0.340% due 07/26/2002                      $         0              0
      7.020% due 04/05/2004 (c)(e)                       240            240

      6.875% due 09/09/2004                     BP       150            222

 Goldman Sachs Group
      6.640% due 02/19/2004 (e)                  $       100            101

 Household Finance Corp.

      5.125% due 06/24/2009                     EC       100             88
 J Seagram & Sons
      5.790% due 04/15/2001                      $        50             49
 J.P. Morgan & Co.
      6.902% due 02/15/2012 (e)                           10              9
 Jones Intercable, Inc.

      8.875% due 04/01/2007                                3              3
 KFW International Finance, Inc.
      1.750% due 03/23/2010                     JY    11,000             67
 Oneok, Inc.
      6.960% due 04/24/2002 (e)                  $       100            100
 Rogers Cantel, Inc.
      8.300% due 10/01/2007                                3              3

 Sprint Capital Corp.

      5.875% due 05/01/2004                               10              9
 Texas Utilities Co.

      7.315% due 06/25/2001 (e)                          100            100

 TV Guide, Inc.
      8.125% due 03/01/2009                                2              2
                                                                   --------
                                                                      1,418
                                                                   ========
 Mortgage-Backed Securities 35.5%
 Crusade Global Trust
      5.843% due 02/15/2030 (e)                          100            100
 Federal Home Loan Mortgage Corp.
      6.500% due 08/15/2023                               81             80
 General Electric Capital Corp.
      5.125% due 01/12/2004                               80            116
 Government National Mortgage Assn.
      1.000% due 07/25/2030 (e)                          150            147

      7.000% due 07/24/2030                              540            525

      7.500% due 07/24/2030                              200            199
      7.000% due 04/20/2030                              100            100

      6.500% due 07/24/2030                              350            327

 JP Morgan Commercial Mortgage
      6.902% due 04/15/2010 (e)                          100            100
 Medallion Trust
      6.471% due 07/12/2031 (e)                          100            100
 Residential Funding Mortgage Securities, Inc.
      6.560% due 05/12/2032 (e)                          199            198
                                                                   --------
                                                                      1,992
                                                                   ========
 U.S. Treasury Obligations 14.7%
 Treasury Inflation Protected Securities
      3.625% due 07/15/2002 (b)(f)                       812            807
 U.S. Treasury Notes
      5.125% due 08/31/2000 (f)                           20             20
                                                                   --------
                                                                        827
                                                                   --------
 Total United States                                                  4,632
                                                                   ========
 (Cost $4,526)

----------------------------------------------------------------------------
PURCHASED CALL OPTIONS 0.0%
----------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar (OTC)
      Strike @ 1.40 Exp. 07/21/2000              $       400              0
Canadian Dollar vs. U.S. Dollar (OTC)
      Strike @ 1.44 Exp. 07/21/2000                      380              0
Euro vs. U.S. Dollar (OTC)
      Strike @ 1.05 Exp 07/28/2000                       350              0
                                                                   --------
Total Purchased Call Options                                              0
                                                                   ========
(Cost $5)

                               2000 Semi-Annual Report See accompanying notes 9

Foreign Bond Portfolio
June 30, 2000 (Unaudited)


                                                          Principal
                                                            Amount      Value
                                                            (000s)      (000s)
------------------------------------------------------------------------------
PURCHASED PUT OPTIONS 2.5%
------------------------------------------------------------------------------

Canadian Government Bond (OTC)
  6.000% due 06/2008
Strike @ 125.000 Exp. 08/02/2000                          $ 36,000    $     59


Government National Mortgage Assn. (OTC)
  6.500% due 07/24/2030
  Strike @ 89.391 Exp. 07/17/2000                              350           0
Government National Mortgage Assn. (OTC)
  7.000% due 07/24/2030
  Strike @ 91.719 Exp. 07/17/2000                              540           0
Government National Mortgage Assn. (OTC)
  7.500% due 07/24/2030

  Strike @ 93.813 Exp. 07/17/2000                              200           0

U.S. Treasury Note (OTC)
  6.375% due 04/30/2002
  Strike @ 102.180 Exp. 08/03/2000                           1,000          21
U.S. Treasury Note (OTC)
  5.625% due 05/15/2008
  Strike @ 105.438 Exp. 08/03/2000                             700          62
                                                                      --------
Total Purchased Put Options                                                142
                                                                      ========
(Cost $178)

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.1%
------------------------------------------------------------------------------

Commercial Paper 3.5%
American Express Credit Corp.
  6.550% due 07/10/2000                                   $    100         100
General Electric Capital Corp.
  6.550% due 09/11/2000                                        100          99
                                                                      --------
                                                                           199
                                                                      ========
Repurchase Agreement 3.6%
State Street Bank
  5.850% due 07/03/2000                                        203         203
(Dated 06/30/2000. Collateralized by
Federal Home Loan Bank
  6.000% due 08/15/2002 valued at $211.
Repurchase proceeds are $203.)
                                                                      --------
Total Short-Term Instruments                                               402
                                                                      ========
(Cost $402)

Total Investments (a) 168.7%                                          $  9,481
(Cost $9,656)

Written Options (d) 0.0%                                                     0
(Premium $1)

Other Assets and Liabilities (Net) (68.7%)                              (3,861)
                                                                      --------
Net Assets 100.0%                                                        5,620
                                                                      ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                              91

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (266)
                                                                      --------
Unrealized depreciation-net                                               (175)
                                                                      ========

(b) Principal amount of the security is adjusted for inflation.

(c) Securities are grouped together by coupon or range of coupons and represent a range of maturities.

(d) Premiums received on written options:

                                                        # of
Type                                               Contracts   Premium    Value
-------------------------------------------------------------------------------
Put - OTC Canadian Dollar vs. U.S. Dollar
    Strike @ 1.55 Exp. 07/21/2000                   210,000    $   0      $   0

Put - OTC Canadian Dollar vs. U.S. Dollar
      Strike @ 1.50 Exp. 07/21/2000                 420,000        1          0

Put - OTC Canadian Dollar vs. U.S. Dollar
      Strike @ 1.55 Exp. 07/21/2000                 210,000        0          0
                                                               ----------------
                                                               $   1      $   0
                                                               ================

(e) Variable rate security. The rate listed is as of June 30, 2000.
(f) Securities with an aggregate market value of $137 have been segregated with the custodian to cover margin requirements for the following open future contracts at June 30, 2000:



                                                                    Unrealized)

                                                            # of  Appreciation/
Type                                                   Contracts (Depreciation)
------------------------------------------------------------------------------
Eurobond 10 Year Bond Futures (09/2000)                        6     $      2
United Kingdom 10 Year Gilt Futures (09/2000)                  2           (3)
Eurodollar March Futures (03/2001)                             1            0
Euribor Futures (09/2000)                                      6            0
U.S. Treasury 30 Year Bond (09/2000)                           1            1
                                                                     --------
                                                                     $      0
                                                                     ========

(g) Foreign forward currency contracts outstanding at June 30, 2000:   (h) Principal amount denoted in indicated currency:

                       Principal                                               A$ -    Australian Dollar
                          Amount                     Unrealized                BL -    Bulgarian Lev
                      Covered by    Settlement     Appreciation/               BP -    British Pound
Type    Currency        Contract         Month     (Depreciation)              BR -    Brazilian Real
-----------------------------------------------------------------
Buy        A$                 54      07/2000            1                      C$ -    Canadian Dollar
Sell                          56      08/2000            0                      CLP -   Chilean Peso
Buy        BP                250      07/2000            0                      COP -   Columbian Peso
Sell                         757      08/2000           (4)                     DK -    Danish Krone
Buy        BR                 10      07/2000            0                      DM -    German Mark
Buy                           10      09/2000            0                      EC -    European Currency Unit
Sell       C$                115      07/2000            0                      GD -    Greek Drachma
Buy       CLP              3,500      07/2000            0                      H$ -    Hong Kong Dollar
Buy                        1,200      09/2000            0                      HF -    Hungarian Forint
Buy       COP             12,700      08/2000            0                      IL -    Italian Lira
Buy        DK                100      07/2000            0                      IR -    Indonesian Rupiah
Sell                       1,154      08/2000            0                      JY -    Japanese Yen
Buy        EC                105      07/2000           (1)                     KRW -   South Korean Won
Sell                         911      08/2000           (3)                     MP -    Mexican Peso
Buy        HF             14,000      08/2000           (3)                     N$ -    New Zealand Dollar
Sell                      12,000      08/2000           (1)                     PE -    Portugese Escudo
Buy                        3,200      01/2001            1                      PN -    Peruvian New Sol
Sell                       2,000      01/2001            0                      PZ -    Polish Zloty
Sell                       1,072      09/2000           (2)                     SP -    Spanish Peseta
Buy                          530      10/2000            0                      SR -    South Africa Rand
Sell                         530      10/2000            0                      TB -    Thai Baht
Buy        IR             52,000      07/2000           (1)                     TD -    Taiwan Dollar
Buy        JY             26,249      07/2000           (1)                     TL -    Turkish Lira
Sell                      47,845      07/2000            2                      VB -    Venezuelan Bolivar
Buy       KRW              8,300      07/2000            0
Buy        MP                 70      10/2000            0             (i) Subject to financing transaction.
Sell       N$                429      07/2000
Sell                         523      08/2000           (2)            (j) Swap agreements outstanding at June 30, 2000.
Buy        PN                 40      08/2000            0
Buy        PZ                 10      01/2001            0                                                              Unrealized
Sell                          20      01/2001            0                                                  Notional  Appreciation/
Buy                          190      02/2001            0             Type                                  Amount  (Depreciation)
                                                                       -------------------------------------------------------------
Sell                         140      02/2001           (2)            Receive floating rate based on 3 month
Buy                           60      03/2001            0             Canadian Bank Bill and pay fixed rate
Sell                          20      03/2001            0             equal to 6.515% in Canadian Dollar.
Sell       SK                588      07/2000            2
Buy        SR                 70      09/2000            0             Broker: J.P. Morgan Securities, Inc.
Buy        TB                300      07/2000            0             Exp.    05/10/2002              C$      250         $    (1)
Buy        TD                200      07/2000            0
Buy        TL          9,341,000      08/2000            0             Receive floating rate based on 6 month Japanese
Buy        VB              4,990      10/2000            0             Yen LIBOR and pay fixed rate equal to 2.020%
Buy                        1,900      12/2000            0             in Japanese Yen.
                                                  ---------
                                                  $    (14)            Broker: Goldman Sachs & Co.
                                                  =========
                                                                       Exp. 05/18/2010                 JY   17,000               0

                                                                       Receive floating rate based on 6 month Euribor
                                                                       and pay fixed rate equal to 6.175% in Euro.

                                                                       Broker: Goldman Sachs & Co.
                                                                       Exp. 05/22/2030                 EC      100              (1)

                                                                       Receive floating rate based on 6 month Euribor less
                                                                       0.540% and pay fixed  rate  equal to 6.250% in Euro.

                                                                       Broker: J.P. Morgan Securities, Inc.
                                                                       Exp. 01/04/2024                 EC       10              (1)
                                                                                                                           --------
                                                                                                                           $    (3)
                                                                                                                           ========

                                                      2000 Semi-Annual Report 11

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The Foreign Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

                                                      2000 Semi-Annual Report 13

June 30, 2000 (Unaudited)

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class' average daily net assets. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

                                              From 01/01/2000
                      Effective 04/01/2000     to 03/31/2000
--------------------------------------------------------------
Advisory Fee                 0.25%                    0.60%
Administrative Fee           0.50%                    0.30%
Service Fee                  0.15%                      --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the prospectus (as set forth below) plus 0.49 basis points. PIMCO may be reimbursed for these waived amounts in future periods, to limit the expenses (calculated as a percentage of Portfolio's average daily net assets attributable to each class):

                              Institutional Class     Administrative Class
---------------------------------------------------------------------------
Foreign Bond Portfolio               0.75%                0.90%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                 U.S. Government/Agency         All Other
                             ---------------------------------------------------
                                Purchases        Sales    Purchases    Sales
--------------------------------------------------------------------------------
Foreign Bond Portfolio             $7,217       $5,380     $ 7,191     $7,010

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                           Foreign Bond Portfolio
                                        -------------------------------
                                          # of contracts       Premium
-----------------------------------------------------------------------
Balance at 12/31/1999                                 0      $       0
Sales                                         2,230,000              9
Closing Buys                                   (940,000)            (4)
Expirations                                    (450,000)            (4)
Exercised                                             0              0
-----------------------------------------------------------------------
Balance at 06/30/2000                           840,000      $       1
=======================================================================

6. Federal Income Tax Matters

As of December 31, 1999 Foreign Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.
     Additionally, the Portfolio realized $49,398 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                    Capital Loss Carryforwards
                                --------------------------------
                                 Realized Losses     Expiration
----------------------------------------------------------------
Foreign Bond Portfolio           $   74,591          12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                 Foreign Bond Portfolio
                                                                   ---------------------------------------------------
                                                                                                Period from 02/16/1999
                                                                    Period Ended 06/30/2000              to 12/31/1999
                                                                       Shares       Amount         Shares       Amount
                                                                   ---------------------------------------------------
Receipts for shares sold

  Institutional Class                                                     514      $ 4,877            0        $     0
-----------------------------------------------------------------  ---------------------------------------------------
  Administrative Class                                                     35          333        1,057         10,240
-----------------------------------------------------------------  ---------------------------------------------------
Issued as reinvestment of distributions

  Institutional Class                                                       8           75            0              0
-----------------------------------------------------------------  ---------------------------------------------------
  Administrative Class                                                      9           81           24            235
-----------------------------------------------------------------  ---------------------------------------------------
Cost of shares redeemed
  Institutional Class                                                       0            0            0              0
-----------------------------------------------------------------  ---------------------------------------------------
  Administrative Class                                                   (526)      (4,988)        (527)        (4,960)
-----------------------------------------------------------------  ---------------------------------------------------
Net increase resulting from Portfolio share transactions                   40      $   378          554        $ 5,515
=================================================================  ===================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                Number        % of Portfolio Held
------------------------------------------------------------------
Foreign Bond Portfolio             2                 96


8. Acquistion by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of app roximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIM CO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

                                                      2000 Semi-Annual Report 15

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          MONEY MARKET PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                              ------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter............................................................................     1
Financial Highlights.........................................................................     3
Statement of Assets and Liabilities..........................................................     4
Statement of Operations......................................................................     5
Statements of Changes in Net Assets..........................................................     6
Notes to Financial Statements................................................................     8

                                                                                               Fund             Schedule of
                                                                                               Summary          Investments
Money Market Portfolio (Administrative Class)................................................     2                   7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                      2000 Semi-Annual Report  1

Money Market Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum current income, consistent with preservation of capital and daily liquidity

Portfolio:
Primarily money market instruments

Duration:
0.11 years

Total Net Assets:
$4.3 million

Quality Breakdown:*

[GRAPH]

AAA 60.1%
 AA 39.9%

*% of Total Investments as of June 30, 2000

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 2000

                           Administrative
                           Class                      Salomon 3-Month
                           (Incep. 9/30/1999)         Treasury Bill Index
--------------------------------------------------------------------------------
6 Months                           2.81%                      2.80%
Since Inception                    4.15%                        --

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
$10,000 invested at inception

$10.5 (in thousands)

                                    [GRAPH]

                Month         Money Market          Salomon
                               Portfolio        3-Month Treasury
                                                   Bill Index
              ==========      ============      ================
              09/30/1999            10,000                10,000
              10/31/1999            10,041                10,041
              11/30/1999            10,082                10,081
              12/31/1999            10,130                10,125
              01/31/2000            10,174                10,169
              02/29/2000            10,218                10,213
              03/31/2000            10,268                10,261
              04/30/2000            10,311                10,309
              05/31/2000            10,361                10,360
              06/30/2000            10,415                10,408

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's inception on 9/30/1999, compared to the Salomon 3-Month Treasury Bill Index, an unmanaged market index. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The total return performance of the Money Market Portfolio was 2.81% for the six-month period ended June 30, 2000, versus a return of 2.80% for its benchmark, the Salomon 3-Month Treasury Bill Index.

 . The U.S. Treasury yield curve inverted dramatically in the first half of 2000 with 30-year yields falling from 6.48% to 5.90% while three-month yields moved in the opposite direction, rising from 5.31% to 5.86%.

 . Short-term rates rose as the Federal Reserve fought inflation by raising the federal funds target rate from 5.50% to 6.50%.

 . The Portfolio maintained a below-Index duration (relative to the Salomon 3-
  Month Treasury Bill Index) throughout the period, which helped performance as short-term interest rates increased.

 . Holdings of high quality commercial paper and short maturity corporates boosted relative performance due to their attractive yield premiums.

 . The 7- and 30-day yields (after fees) at June 30, 2000 were 6.25% and 6.03%, respectively.

Financial Highlights

Money Market Portfolio (Administrative Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:                   06/30/2000        12/31/1999(b)
                                                                        --------------    --------------
Net asset value beginning of period                                     $    1.00         $    1.00
----------------------------------------------------------------        --------------    --------------
Net investment income (a)                                                    0.03              0.01
----------------------------------------------------------------        --------------    --------------
Total income from investment operations                                      0.03              0.01
----------------------------------------------------------------        --------------    --------------
Dividends from net investment income                                        (0.03)            (0.01)
----------------------------------------------------------------        --------------    --------------
Total distributions                                                         (0.03)            (0.01)
----------------------------------------------------------------        --------------    --------------
Net asset value end of period                                           $    1.00         $    1.00
----------------------------------------------------------------        --------------    --------------
Total return %                                                               2.81              1.30
----------------------------------------------------------------        --------------    --------------
Net assets end of period (000s)                                         $   3,564         $   3,605
----------------------------------------------------------------        --------------    --------------
Ratio of expenses to average net assets %*                                   0.50              0.50(c)
----------------------------------------------------------------        --------------    --------------
Ratio of net investment income to average net assets %*                      6.06              5.14
----------------------------------------------------------------        --------------    --------------
Portfolio turnover rate %                                                     N/A               N/A
----------------------------------------------------------------        --------------    --------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operatons on September 30, 1999
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27% for the period ended December 31, 1999.

                             2000 Semi-Annual Report See accompanying notes    3

Statement of Assets and Liabilities

Money Market Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                        $   4,296
-------------------------------------------------------------------          ---------
Cash and foreign currency                                                            1
-------------------------------------------------------------------          ---------
Interest and dividends receivable                                                    2
-------------------------------------------------------------------          ---------
Manager reimbursement receivable                                                     6
-------------------------------------------------------------------          ---------
                                                                                 4,305
===================================================================          =========

Liabilities:

Accrued investment advisory fee                                                      1
-------------------------------------------------------------------          ---------
Accrued administration fee                                                           1
-------------------------------------------------------------------          ---------
                                                                                     2
===================================================================          =========

Net Assets                                                                   $   4,303
===================================================================          =========

Net Assets Consist of:

Paid in capital                                                              $   4,303
-------------------------------------------------------------------          ---------
Undistributed (overdistributed) net investment income                                0
-------------------------------------------------------------------          ---------
Accumulated undistributed net realized gain (loss)                                   0
-------------------------------------------------------------------          ---------
Net unrealized appreciation (depreciation)                                           0
-------------------------------------------------------------------          ---------
                                                                             $   4,303
===================================================================          =========

Net Assets:

Institutional Class                                                          $     740
-------------------------------------------------------------------          ---------
Administrative Class                                                             3,563
-------------------------------------------------------------------          ---------

Shares Issued and Outstanding:

Administrative Class                                                             3,564
-------------------------------------------------------------------          ---------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Administrative Class                                                         $    1.00
-------------------------------------------------------------------          ---------

Cost of Investments Owned                                                    $   4,296
===================================================================          =========
Cost of Foreign Currency Held                                                $       0
===================================================================          =========

4    See accompanying notes

Statement of Operations

Money Market Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                     $      99
-------------------------------------------------------------------          ---------
  Total Income                                                                      99
===================================================================          =========

Expenses:

Investment advisory fees                                                             4
-------------------------------------------------------------------          ---------
Administration fees                                                                  3
-------------------------------------------------------------------          ---------
Distribution and/or servicing fees - Administrative Class                            1
-------------------------------------------------------------------          ---------
Distribution and/or servicing fees - Institutional Class                             0
-------------------------------------------------------------------          ---------
Trustees' fees                                                                       0
-------------------------------------------------------------------          ---------
  Total Expenses                                                                     8
-------------------------------------------------------------------          ---------

Net Investment Income                                                               91
===================================================================          =========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                              0
-------------------------------------------------------------------          ---------
Net change in unrealized appreciation (depreciation) on investments                  0
-------------------------------------------------------------------          ---------

Net Gain (Loss)                                                                      0
-------------------------------------------------------------------          ---------

Net Increase in Assets Resulting from Operations                             $      91
===================================================================          =========

                             2000 Semi-Annual Report See accompanying notes    5

Statements of Changes in Net Assets

Money Market Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                               Six Months Ended    Period from September 30, 1999
                                                                                  June 30, 2000              to December 31, 1999
Increase (Decrease) in Net Assets from:

Operations:
Net investment income                                                          $             91                $              41
-------------------------------------------------------------------            ----------------                -----------------
Net realized gain (loss)                                                                      0                                0
-------------------------------------------------------------------            ----------------                -----------------
Net change in unrealized appreciation (depreciation)                                          0                                0
-------------------------------------------------------------------            ----------------                -----------------
Net increase resulting from operations                                                       91                               41
===================================================================            ================                =================

Distributions to Shareholders:

From net investment income
  Institutional Class                                                                       (10)                               0
-------------------------------------------------------------------            ----------------                -----------------
  Administrative Class                                                                      (81)                             (41)
-------------------------------------------------------------------            ----------------                -----------------

Total Distributions                                                                         (91)                             (41)
===================================================================            ================                =================

Portfolio Share Transactions:

Receipts for shares sold
  Institutional Class                                                                       739                                0
-------------------------------------------------------------------            ----------------                -----------------
  Administrative Class                                                                    5,147                            6,784
-------------------------------------------------------------------            ----------------                -----------------
Issued as reinvestment of distributions
  Institutional Class                                                                        11                                0
-------------------------------------------------------------------            ----------------                -----------------
  Administrative Class                                                                       80                               28
-------------------------------------------------------------------            ----------------                -----------------
Cost of shares redeemed
  Institutional Class                                                                       (10)                               0
-------------------------------------------------------------------            ----------------                -----------------
  Administrative Class                                                                   (5,269)                          (3,207)
-------------------------------------------------------------------            ----------------                -----------------
Net increase resulting from Portfolio share transactions                                    698                            3,605
-------------------------------------------------------------------            ----------------                -----------------

Total Increase in Net Assets                                                   $            698                $           3,605
===================================================================            ================                =================

Net Assets:

Beginning of period                                                                       3,605                                0
-------------------------------------------------------------------            ----------------                -----------------
End of period *                                                                $          4,303                $           3,605
-------------------------------------------------------------------            ----------------                -----------------

*Including net undistributed (overdistributed) investment income of:           $              0                $               0
-------------------------------------------------------------------            ----------------                -----------------

6    See accompanying notes

Schedule of Investments

Money Market Portfolio
June 30, 2000 (Unaudited)

                                                       Principal
                                                          Amount      Value
                                                          (000s)      (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 99.8%
--------------------------------------------------------------------------------
Commercial Paper 90.0%
Alcoa, Inc.
    6.570% due 09/14/2000                              $   100       $    98
American Express Credit Corp.
    6.520% due 07/06/2000                                  100           100
Associates Corp. of North America
    6.530% due 08/16/2000                                  100            99
Banc One Australia Ltd.
    6.560% due 09/15/2000                                  100            98
Becton Dickinson & Co.
    6.550% due 07/05/2000                                  100           100
DaimlerChrysler Holdings Corp.
    6.630% due 09/21/2000                                  100            99
FCC National Bank
    6.375% due 03/15/2001                                  100            99
Federal Home Loan Bank
    6.410% due 07/07/2000                                  200           200
    6.450% due 07/19/2000                                  200           199
Federal Home Loan Mortgage Corp.
    6.360% due 07/05/2000                                  300           300
    6.390% due 07/05/2000                                  200           200
Federal National Mortgage Assn.
    6.440% due 08/22/2000                                  900           892
Ford Motor Credit Corp.
    6.530% due 07/10/2000                                  100           100
General Electric Capital Corp.
    6.570% due 07/13/2000                                  100           100
General Motors Acceptance Corp.
    6.570% due 09/26/2000                                  100            98
Heinz Co.
    6.560% due 07/21/2000                                  100           100
IBM Corp.
    6.130% due 07/07/2000                                  100           100
KFW International Finance Corp.
    6.570% due 09/26/2000                                  100            98
Minnesota Co.
    6.550% due 09/13/2000                                  100            99
National Australia Funding
    6.570% due 09/15/2000                                  100            99
Reseau Ferre de France
    6.560% due 09/13/2000                                  100            99
SBC Communications, Inc.
    6.560% due 09/20/2000                                  100            99
Southwestern Public Services Co.
    6.550% due 07/07/2000                                  100           100
Swedbank, Inc.
    6.530% due 08/14/2000                                  100            99
Textron Financial Corp.
    6.580% due 09/14/2000                                  100            99
UBS AG
    6.600% due 09/05/2000                                  100            99
                                                                     -------
                                                                       3,873
                                                                     =======

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT 9.8%
--------------------------------------------------------------------------------
State Street Bank
    5.850% due 07/03/2000                              $   423           423
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    5.900% due 12/01/2000 valued at $436.
    Repurchase proceeds are $423.)
                                                                     -------
Total Short-Term Instruments                                           4,296
(Cost $4,296)                                                        =======

Total Investments (a) 99.8%                                          $ 4,296
(Cost $4,296)

Other Assets and Liabilities (Net) 0.2%                                    7
                                                                     -------
Net Assets 100.0%                                                    $ 4,303
                                                                     =======

                             2000 Semi-Annual Report See accompanying notes    7

Notes to Financial Statements
June 30, 2000 (Unaudited)


1. Organization

The Money Market Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.15%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

                                                                 From 01/01/2000
                                        Effective 04/01/2000       to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                           0.15%               0.30%
Administrative Fee                                     0.20%               0.20%
Service Fee                                            0.15%                 --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the prospectus (as set forth below) plus 0.49 basis points. PIMCO may be reimbursed for these waived amounts in future periods, to limit the expenses (calculated as a percentage of Portfolio's average daily net assets attributable to each class):

                                Institutional Class         Administrative Class
--------------------------------------------------------------------------------

Money Market Portfolio                         0.35%                       0.50%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Federal Income Tax Matters

As of December 31, 1999 Money Market Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $155 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

                                                     2000 Semi-Annual Report   9

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                     Money Market Portfolio
                                                                       ------------------------------------------------
                                                                                                 Period from 09/30/1999
                                                                       Period Ended 6/30/2000             to 12/31/1999
                                                                           Shares      Amount       Shares       Amount
                                                                       ------------------------------------------------
Receipts for shares sold
   Institutional Class                                                        739    $    739            0    $       0
-----------------------------------------------------------------      ------------------------------------------------
   Administrative Class                                                     5,147       5,147        6,784        6,784
-----------------------------------------------------------------      ------------------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                         11          11            0            0
-----------------------------------------------------------------      ------------------------------------------------
   Administrative Class                                                        81          80           28           28
-----------------------------------------------------------------      ------------------------------------------------
Cost of shares redeemed
   Institutional Class                                                        (10)        (10)           0            0
-----------------------------------------------------------------      ------------------------------------------------
   Administrative Class                                                    (5,269)     (5,269)      (3,207)      (3,207)
-----------------------------------------------------------------      ------------------------------------------------
Net increase resulting from Portfolio share transactions                      699    $    698        3,605    $   3,605
=================================================================      ================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                        Number     % of Portfolio Held
----------------------------------------------------------------------
Money Market Portfolio                       2                     100

6. Acquistion by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York


Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       SHORT-TERM BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                             -------------------
                                                            SEMI - ANNUAL REPORT
                                                                   June 30, 2000

Contents

Chairman's Letter..................................................................     1
Financial Highlights...............................................................     3
Statement of Assets and Liabilities................................................     4
Statement of Operations............................................................     5
Statements of Changes in Net Assets................................................     6

Notes to Financial Statements......................................................     8

                                                                                     Fund            Schedule of
                                                                                     Summary         Investments
Short-Term Bond Portfolio (Administrative Class)...................................     2                7

Chairman's Letter

          Dear PIMCO Variable Insurance Trust Shareholder:

          The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

          The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

          The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

          The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

          Sincerely,

          /s/ Brent R. Harris

          Brent R. Harris
          Chairman

          July 30, 2000

                                                      2000 Semi-Annual Report  1

Short-Term Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum current income, consistent with Administrative preservation of capital and daily liquidity

Portfolio:
Primarily money market instruments and short maturity fixed income securities

Duration:
0.60 years

Total Net Assets:
$3.2 million

Sector Breakdown:*

[GRAPH]

Corporate Bond and Notes  74.5%

  Asset-Backed Securities 12.9%

Mortgage-Backed Securities 7.1%

    Short-Term Instruments 5.5%

Quality Breakdown:*

[GRAPH]

  AAA 20.5%

   AA  8.9%

    A 25.2%

  BBB 45.3%

Others 0.1%

% of Total Investments as of June 30, 2000

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 2000

                    Administrative
                         Class                 Salomon 3-Month
                  (Incep. 9/30/1999)         Treasury Bill Index
--------------------------------------------------------------------------------
6 Months                 2.89%                      2.80%
Since Inception          4.26%                        --

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
$10,000 invested at inception

$10.5 (in thousands)

                                [GRAPH]

             Month             Short-Term               Salomon
                             Bond Portfolio         3-Month Treasury
                                                       Bill Index
           ==========        ==============         ================
           09/30/1999            10,000                   10,000
           10/31/1999            10,042                   10,041
           11/30/1999            10,081                   10,081
           12/31/1999            10,132                   10,125
           01/31/2000            10,175                   10,169
           02/29/2000            10,218                   10,213
           03/31/2000            10,267                   10,261
           04/30/2000            10,310                   10,309
           05/31/2000            10,369                   10,360
           06/30/2000            10,426                   10,408

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's inception on 9/30/1999, compared to the Salomon 3-Month Treasury Bill Index, an unmanaged market index. Whereas money market funds Quality Breakdown:* attempt to maintain a stable share price, the Short-Term Bond Portfolio's share price will fluctuate in response to market conditions. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The total return performance of the Short-Term Bond Portfolio was 2.89% for the six-month period ended June 30, 2000, versus a return of 2.80% for its benchmark, the Salomon 3-Month Treasury Bill Index.

 . The U.S. Treasury yield curve inverted dramatically in the first half of 2000 with 30-year yields falling from 6.48% to 5.90% while three-month yields moved in the opposite direction, rising from 5.31% to 5.86%.

 . Short-term rates rose as the Federal Reserve fought inflation by raising the federal funds target rate from 5.50% to 6.50%.

 . The Portfolio maintained a below-Index duration throughout most of the period, which helped performance as short-term interest rates increased.

 . Mortgages boosted returns due to a combination of low volatility, high relative yields and reduced new issuance.

 . Short maturity corporates added to returns as higher yields more than compensated investors for the credit risk of these securities.

 . The 30-day yield (after fees) at June 30, 2000 was 6.44%.

Financial Highlights

Short-Term Bond Portfolio (Administrative Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:                            06/30/2000         12/31/1999 (b)
                                                                                 --------------     --------------
Net asset value beginning of period                                              $   10.00          $   10.00
-------------------------------------------------------------------------        --------------     --------------
Net investment income (a)                                                             0.27               0.13
-------------------------------------------------------------------------        --------------     --------------
Net realized / unrealized gain on investments (a)                                     0.02               0.00
-------------------------------------------------------------------------        --------------     --------------
Total income from investment operations                                               0.29               0.13
-------------------------------------------------------------------------        --------------     --------------
Dividends from net investment income                                                 (0.28)             (0.13)
-------------------------------------------------------------------------        --------------     --------------
Total distributions                                                                  (0.28)             (0.13)
-------------------------------------------------------------------------        --------------     --------------
Net asset value end of period                                                    $   10.01          $   10.00
-------------------------------------------------------------------------        --------------     --------------
Total return %                                                                        2.89               1.32
-------------------------------------------------------------------------        --------------     --------------
Net assets end of period (000s)                                                  $      10          $   3,040
-------------------------------------------------------------------------        --------------     --------------
Ratio of expenses to average net assets %*                                            0.55 (d)           0.60 (c)
-------------------------------------------------------------------------        --------------     --------------
Ratio of net investment income to average net assets %*                               5.31               5.17
-------------------------------------------------------------------------        --------------     --------------
Portfolio turnover rate %                                                                0                  0
-------------------------------------------------------------------------        --------------     --------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operation on September 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42% for the period ended December 31, 1999.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.60% for the period ended June 30, 2000.

                            2000 Semi-Annual Report See accompanying notes     3

Statement of Assets and Liabilities

Short-Term Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                $ 3,269
------------------------------------------------------------------------             -------
Cash and foreign currency                                                                118
------------------------------------------------------------------------             -------
Interest and dividends receivable                                                         27
------------------------------------------------------------------------             -------
Manager reimbursement receivable                                                           6
------------------------------------------------------------------------             -------
                                                                                       3,420
========================================================================             =======

Liabilities:

Payable for investments purchased and forward foreign currency contracts             $   218
------------------------------------------------------------------------             -------
Accrued investment advisory fee                                                            1
------------------------------------------------------------------------             -------
Accrued administration fee                                                                 1
------------------------------------------------------------------------             -------
                                                                                         220
========================================================================             =======
Net Assets                                                                           $ 3,200
========================================================================             =======

Net Assets Consist of:

Paid in capital                                                                      $ 3,197
------------------------------------------------------------------------             -------
Undistributed (overdistributed) net investment income                                      0
------------------------------------------------------------------------             -------
Accumulated undistributed net realized (loss)                                             (2)
------------------------------------------------------------------------             -------
Net unrealized appreciation                                                                5
------------------------------------------------------------------------             -------
                                                                                     $ 3,200
========================================================================             =======

Net Assets:

Institutional Class                                                                  $ 3,190
------------------------------------------------------------------------             -------
Administrative Class                                                                      10
------------------------------------------------------------------------             -------

Shares Issued and Outstanding:

Administrative Class                                                                       1
------------------------------------------------------------------------             -------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Administrative Class                                                                 $ 10.01
------------------------------------------------------------------------             -------

Cost of Investments Owned                                                            $ 3,263
========================================================================             =======

4    See accompanying notes

Statement of Operations

Short-Term Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                   $    95
---------------------------------------------------------------            -------
Total Income                                                                    95
===============================================================            ========

Expenses:

Investment advisory fees                                                         5
---------------------------------------------------------------            -------
Administration fees                                                              3
---------------------------------------------------------------            -------
Distribution and/or servicing fees - Administrative Class                        1
---------------------------------------------------------------            -------
  Total Expenses                                                                 9
---------------------------------------------------------------            -------
  Reimbursement by manager                                                       0
---------------------------------------------------------------            -------
  Net Expenses                                                                   9
---------------------------------------------------------------            -------

Net Investment Income                                                           86
===============================================================            =======

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                              (2)
---------------------------------------------------------------            -------
Net change in unrealized appreciation on investments                             5
---------------------------------------------------------------            -------

  Net Gain                                                                       3
---------------------------------------------------------------            -------

Net Increase in Assets Resulting from Operations                           $    89
===============================================================            =======

                             2000 Semi-Annual Report See accompanying notes    5

Statements of Changes in Net Assets

Short-Term Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                      Six Months Ended    Period from September 30, 1999
Increase (Decrease) in Net Assets from:                                  June 30, 2000              to December 31, 1999
Operations:

Net investment income                                                          $    86                          $    40
-----------------------------------------------------------------              -------                          -------
Net realized gain (loss)                                                            (2)                               0
-----------------------------------------------------------------              -------                          -------
Net change in unrealized appreciation (depreciation)                                 5                                0
-----------------------------------------------------------------              -------                          -------
Net increase resulting from operations                                              89                               40
=================================================================              =======                          =======

Distributions to Shareholders:
From net investment income
  Institutional Class                                                              (33)                               0
-----------------------------------------------------------------              -------                          -------
  Administrative Class                                                             (53)                             (40)
-----------------------------------------------------------------              -------                          -------

Total Distributions                                                                (86)                             (40)
=================================================================              =======                          =======

Portfolio Share Transactions:
Receipts for shares sold
  Institutional Class                                                            3,141                                0
-----------------------------------------------------------------              -------                          -------
  Administrative Class                                                              10                            3,000
-----------------------------------------------------------------              -------                          -------
Issued as reinvestment of distributions
  Institutional Class                                                               46                                0
-----------------------------------------------------------------              -------                          -------
  Administrative Class                                                              40                               40
-----------------------------------------------------------------              -------                          -------
Cost of shares redeemed
  Institutional Class                                                                0                                0
-----------------------------------------------------------------              -------                          -------
  Administrative Class                                                          (3,080)                               0
-----------------------------------------------------------------              -------                          -------
Net increase resulting from Portfolio share transactions                           157                            3,040
-----------------------------------------------------------------              -------                          -------

Total Increase in Net Assets                                                   $   160                          $ 3,040
=================================================================              =======                          =======

Net Assets:

Beginning of period                                                              3,040                                0
-----------------------------------------------------------------              -------                          -------
End of period *                                                                $ 3,200                          $ 3,040
-----------------------------------------------------------------              -------                          -------

*Including net undistributed (overdistributed) investment income of:           $     0                          $     0
-----------------------------------------------------------------              -------                          -------

6    See accompanying notes

Schedule of Investments

Short-Term Bond Portfolio
June 30, 2000 (Unaudited)

                                                      Principal
                                                         Amount        Value
                                                         (000s)       (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 76.1%
--------------------------------------------------------------------------------
Banking & Finance 25.0%
Donaldson, Lufkin & Jenrette, Inc.
   6.110% due 05/15/2001                                 $  100      $    99
FCC National Bank
   6.166% due 05/15/2002                                    100          100
Fleet Financial Group
   9.900% due 06/15/2001                                    100          102
Ford Motor Credit Corp.
   6.927% due 08/27/2001 (b)                                100          100
MFN Financial Corp.
   6.460% due 09/13/2001 (b)                                100          100
Paine Webber Group, Inc.
   6.585% due 07/23/2001                                    100           99
PS Colorado Credit Corp.
   7.470% due 05/30/2002 (b)                                100          100
U.S. West Capital Funding, Inc.
   6.875% due 08/15/2001                                    100           99
                                                                     -------
                                                                         799
                                                                     =======

Industrials 41.7%
Clear Channel Communications
   7.327% due 06/15/2002 (b)                                100          100
ICI Wilmington, Inc.
   9.500% due 11/15/2000                                    100          101
J Seagram & Sons
   6.250% due 12/15/2001                                    100           98
Kroger Co.
   6.340% due 06/01/2001                                    100           99
Lockheed Martin Corp.
   6.850% due 05/15/2001                                    140          139
Meridan Co.
   6.408% due 07/18/2002 (b)                                100          100
Norfolk Southern Corp.
   6.875% due 05/01/2001                                    100          100
Philip Morris Cos., Inc.
   9.000% due 01/01/2001                                    100          100
Raytheon Co.
   6.450% due 08/15/2002                                    100           98
Staples, Inc.
   7.670% due 11/26/2001 (b)                                100          100
Temple-Inland, Inc.
   9.000% due 05/01/2001                                    100          101
Tyco International Group SA
   6.125% due 06/15/2001                                    100           99
Viacom, Inc.
   8.875% due 06/01/2001                                    100          101
                                                                     -------
                                                                       1,336
                                                                     =======

Utilities 9.4%
Appalachian Power
   7.272% due 06/27/2001 (b)                                100          100
Public Service Enterprise Group, Inc.
   7.038% due 11/22/2000 (b)                                100          100
Worldcom, Inc.
   7.050% due 11/26/2001 (b)                                100          100
                                                                         300
                                                                     -------
Total Corporate Bonds & Notes                                          2,435
(Cost $2,432)                                                        =======

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 7.2%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 7.2%
Federal Home Loan Mortgage Corp.
   8.000% due 04/15/2003                                    76             77
Federal National Mortgage Assn
   6.500% due 10/25/2007                                    97             96
Nomura Asset Securities Corp.
   6.625% due 01/25/2009                                    59             58
                                                                     --------
Mortgage-Backed Securities                                                231
(Cost $229)                                                          ========

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 13.2%
--------------------------------------------------------------------------------
Chase Manhattan Grantor Trust
   5.200% due 02/15/2002                                 $  55       $    55
EQCC Home Equity Loan Trust
   8.340% due 08/15/2025                                   100           101
Mellon Auto Grantor Trust
   5.460% due 10/17/2005                                   119           117
Onyx Acceptance Auto Trust
   5.500% due 10/15/2002                                    87            86
Premier Auto Trust
   6.350% due 04/06/2002                                    62            62
                                                                     -------
Total Asset-Backed Securities                                            421
(Cost $420)                                                          =======

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.7%
--------------------------------------------------------------------------------
Certificates of Deposits 3.1%
Societe Generale
   6.052% due 02/28/2001                                   100           100

Repurchase Agreement 2.6%
State Street Bank
   5.850% due 07/03/2000                                    82            82
   (Dated 06/30/2000. Collateralized by
   Federal Farm Credit Bank
   6.000% due 10/01/2001 valued at $85
   Repurchase proceeds are $82.)

                                                                     -------
Total Short-Term Instruments                                             182
(Cost $182)                                                          =======

Total Investments (a) 102.2%                                         $ 3,269
(Cost $3,263)

Other Assets and Liabilities (Net) (2.2%)                                (69)
                                                                     -------
Net Assets 100.0%                                                    $ 3,200
                                                                     =======

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost.                                    $     7

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value.                                         (1)
                                                                     -------
Unrealized appreciation-net                                          $     6
                                                                     =======

(b) Variable rate security. The rate listed is as of June 30, 2000.

                             2000 Semi-Annual Report See accompanying notes    7

Notes to Financial Statements
June 30, 2000 (Unaudited)


1. Organization

The Short-Term Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

                                                      From 01/01/2000
                             Effective 04/01/2000       to 03/31/2000
---------------------------------------------------------------------

Advisory Fee                               0.25%                0.35%
Administrative Fee                         0.20%                0.20%
Service Fee                                0.15%                  --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                 Institutional Class      Administrative Class
------------------------------------------------------------------------------

Short-Term Bond Portfolio                      0.45%                     0.60%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                              U.S. Government/Agency            All Other
                              --------------------------------------------------
                                Purchases      Sales     Purchases       Sales
--------------------------------------------------------------------------------

Short-Term Bond Portfolio        $   172       $   0     $   2,668       $   0

                                                      2000 Semi-Annual Report  9

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                 Short-Term Bond Portfolio
                                                                 ---------------------------------------------------------
                                                                                                    Period from 09/30/1999
                                                                 Period Ended 6/30/2000                      to 12/31/1999
                                                                     Shares      Amount                 Shares      Amount
                                                                 ---------------------------------------------------------
Receipts for shares sold
  Institutional Class                                                $  314    $ 3,141                   0         $     0
------------------------------------------------------------     ---------------------------------------------------------
  Administrative Class                                                    1         10                 300           3,000
------------------------------------------------------------     ---------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                     5         46                   0               0
------------------------------------------------------------     ---------------------------------------------------------
  Administrative Class                                                    4         40                   4              40
------------------------------------------------------------     ---------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                                     0          0                   0               0
------------------------------------------------------------     ---------------------------------------------------------
  Administrative Class                                                 (308)                        (3,080)              0
------------------------------------------------------------     ---------------------------------------------------------
Net increase resulting from Portfolio share transactions             $   16    $   157                 304         $ 3,040
============================================================     =========================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                           Number       % of Portfolio Held
---------------------------------------------------------------------------

Short-Term Bond Portfolio                       1                        98

6. Acquistion by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York



Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                           PIMCO


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     TOTAL RETURN BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                              ------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents

Chairman's Letter ....................................................... 1
Financial Highlights .................................................... 3
Statement of Assets and Liabilities ..................................... 4
Statement of Operations ................................................. 5
Statements of Changes in Net Assets ..................................... 6
Notes to Financial Statements ........................................... 9

                                                         Fund        Schedule of
                                                        Summary      Investments
Total Return Bond Portfolio (Administrative Class) ....... 2              7-8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,


/S/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                      2000 Semi-Annual Report  1

Total Return Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:

Primarily intermediate maturity fixed
income securities

Duration:
4.51 years

Total Net Assets:
$13.2 million

Sector Breakdown:*

[GRAPH]

Mortage-Backed Securities 52.5%

Corporate Bonds and Notes 22.9%

   Short-Term Instruments 14.9%

  Asset-Backed Securities  7.3%

                    Other  2.4%


Quality Breakdown:*

[GRAPH]

AAA 62.6%

 AA 10.4%

  A 12.1%

BBB 12.5%

 BB  0.6%

  B  1.8%


*% of Total Investments as of June 30, 2000

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 2000

                         Administrative
                             Class                         Lehman Brothers
                       (Incep. 12/31/1997)              Aggregate Bond Index
--------------------------------------------------------------------------------
6 Months                       3.36%                              3.99%
1 Year                         4.62%                              4.56%
Since Inception*               4.51%                              --

*Annualized

CUMULATIVE RETURNS THROUGH JUNE 30, 2000

$10,000 invested at inception
$11.5 (in  thousands)

                                     [GRAPH]

                 Month          Total Return       Lehman Brothers
                               Bond Portfolio         Aggregate
                                                     Bond Index
               ==========      ==============      ===============
               12/31/1997          10,000               10,000
               01/31/1998          10,102               10,128
               02/28/1998          10,059               10,120
               03/31/1998          10,081               10,156
               04/30/1998          10,124               10,209
               05/31/1998          10,222               10,305
               06/30/1998          10,302               10,393
               07/31/1998          10,355               10,415
               08/31/1998          10,546               10,584
               09/30/1998          10,861               10,832
               10/31/1998          10,820               10,775
               11/30/1998          10,806               10,836
               12/31/1998          10,861               10,869
               01/31/1999          10,907               10,946
               02/28/1999          10,641               10,755
               03/31/1999          10,769               10,815
               04/30/1999          10,754               10,849
               05/31/1999          10,660               10,754
               06/30/1999          10,668               10,720
               07/31/1999          10,611               10,674
               08/31/1999          10,596               10,669
               09/30/1999          10,755               10,793
               10/31/1999          10,843               10,832
               11/30/1999          10,829               10,832
               12/31/1999          10,798               10,779
               01/31/2000          10,713               10,744
               02/29/2000          10,756               10,874
               03/31/2000          10,959               11,017
               04/30/2000          10,909               10,986
               05/31/2000          10,959               10,981
               06/30/2000          11,161               11,209

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 01/01/1998, the first full month following the Portfolio's inception on 12/31/1997, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Total Return Bond Portfolio returned 3.36% for the six-month period from January 1, 2000 through June 30, 2000, versus 3.99% for the benchmark Lehman Brothers Aggregate Bond Index.

 .    The yield curve inverted as the Treasury Department began buying back
     Treasury debt with maturities greater than 10 years.

 .    The Portfolio held its duration, or sensitivity to interest rate changes, below benchmark for most of the period. This was neutral for returns because the yield curve inverted.

 .    A shift into longer term Treasuries early in the year was a positive for performance because of a rally in the longer maturities caused by the Treasury buyback program.

 .    An overweight in mortgages was positive as mortgages outperformed
     Treasuries due to a significant yield premium.

 .    Limited holdings of below investment grade and emerging markets bonds detracted slightly from returns because of historically high default rates and political instability.

 .    A conservative allocation to non-U.S. bonds was negative as the euro depreciated relative to the dollar.

Financial Highlights

Total Return Bond Portfolio
(Administrative Class)

June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:      06/30/2000       12/31/1999     12/31/1998 (b)
                                                           ----------       ----------     --------------
Net asset value beginning of period                          $   9.45       $   10.09       $   10.00
--------------------------------------------------------     -----------    ------------    -------------
Net investment income (a)                                        0.31            0.58            0.56
--------------------------------------------------------     -----------    ------------    -------------
Net realized / unrealized gain (loss) on investments (a)         0.00           (0.64)           0.28
--------------------------------------------------------     -----------    ------------    -------------
Total income from investment operations                          0.31           (0.06)           0.84
--------------------------------------------------------     -----------    ------------    -------------
Dividends from net investment income                            (0.30)          (0.58)          (0.56)
--------------------------------------------------------     -----------    ------------    -------------
Distributions from net realized capital gains                    0.00            0.00           (0.19)
--------------------------------------------------------     -----------    ------------    -------------
Total distributions                                             (0.30)          (0.58)          (0.75)
--------------------------------------------------------     -----------    ------------    -------------
Net asset value end of period                                $   9.46       $    9.45       $   10.09
--------------------------------------------------------     -----------    ------------    -------------
Total return %                                                   3.36           (0.58)           8.61
--------------------------------------------------------     -----------    ------------    -------------
Net assets end of period (000s)                              $ 10,444       $   3,877       $    3,259
--------------------------------------------------------     -----------    ------------    -------------
Ratio of expenses to average net assets %                        0.65*(d)        0.65 (c)        0.65
--------------------------------------------------------     -----------    ------------    -------------
Ratio of net investment income to average net assets %           6.54*           5.96            5.55
--------------------------------------------------------     -----------    ------------    -------------
Portfolio turnover rate %                                        134             102             139
--------------------------------------------------------     -----------    ------------    -------------

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b)  Commenced operations on December 31, 1997.

(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.

(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended June 30, 2000.

                               2000 Semi-Annual Report See accompanying notes  3

Statement of Assets and Liabilities
Total Return Bond Portfolio
June 30, 2000 (Unaudited)
Amounts in thousands, except per share amounts



Assets:
Investments, at value                                                          $    17,739
----------------------------------------------------------------------------   -----------
Cash and foreign currency                                                              820
----------------------------------------------------------------------------   -----------
Receivable for investments sold and forward foreign currency contracts                  14
----------------------------------------------------------------------------   -----------
Interest and dividends receivable                                                      112
----------------------------------------------------------------------------   -----------
Manager reimbursement receivable                                                         2
----------------------------------------------------------------------------   -----------
Other assets                                                                            29
----------------------------------------------------------------------------   -----------
                                                                                    18,716
============================================================================   ===========

Liabilities:
Payable for investments purchased and forward foreign currency contracts       $     5,493
----------------------------------------------------------------------------   -----------
Payable for financing transactions                                                      31
----------------------------------------------------------------------------   -----------
Written options outstanding                                                              1
----------------------------------------------------------------------------   -----------
Accrued investment advisory fee                                                          2
----------------------------------------------------------------------------   -----------
Accrued administration fee                                                               2
----------------------------------------------------------------------------   -----------
Accrued distribution fee                                                                 0
----------------------------------------------------------------------------   -----------
Accrued servicing fee                                                                    1
----------------------------------------------------------------------------   -----------
Other liabilities                                                                       13
----------------------------------------------------------------------------   -----------
                                                                                     5,543
============================================================================   ===========

Net Assets                                                                     $    13,173
============================================================================   ===========

Net Assets Consist of:
Paid in capital                                                                $    13,276
----------------------------------------------------------------------------   -----------
Undistributed (overdistributed) net investment income                                  (11)
----------------------------------------------------------------------------   -----------
Accumulated undistributed net realized (loss)                                          (85)
----------------------------------------------------------------------------   -----------
Net unrealized (depreciation)                                                           (7)
----------------------------------------------------------------------------   -----------
                                                                               $    13,173
============================================================================   ===========

Net Assets:
Institutional Class                                                            $     2,729
----------------------------------------------------------------------------   -----------
Administrative Class                                                                10,444
----------------------------------------------------------------------------   -----------

Shares Issued and Outstanding:
Administrative Class                                                                 1,109
----------------------------------------------------------------------------   -----------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Administrative Class                                                           $      9.46
----------------------------------------------------------------------------   -----------

Cost of Investments Owned                                                      $    17,781
============================================================================   ===========
Cost of Foreign Currency Held                                                  $        20
============================================================================   ===========


4  See accompanying notes

Statement of Operations
Total Return Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                                                               $    209
-------------------------------------------------------------------------------------------------------------------    -----------
   Total Income                                                                                                             209
===================================================================================================================    ===========

Expenses:
Investment advisory fees                                                                                                      8
-------------------------------------------------------------------------------------------------------------------    -----------
Administration fees                                                                                                           7
-------------------------------------------------------------------------------------------------------------------    -----------
Distribution and/or servicing fees - Administrative Class                                                                     2
-------------------------------------------------------------------------------------------------------------------    -----------
Organization costs                                                                                                            1
-------------------------------------------------------------------------------------------------------------------    -----------
   Total Expenses                                                                                                            18
-------------------------------------------------------------------------------------------------------------------    -----------
Net Investment Income                                                                                                       191
===================================================================================================================    ===========

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                                                                             28
-------------------------------------------------------------------------------------------------------------------    -----------
Net realized (loss) on futures contracts and written options                                                                (25)
-------------------------------------------------------------------------------------------------------------------    -----------
Net realized (loss) on foreign currency transactions                                                                         (2)
-------------------------------------------------------------------------------------------------------------------    -----------
Net change in unrealized appreciation on investments                                                                         50
-------------------------------------------------------------------------------------------------------------------    -----------
Net change in unrealized appreciation on futures contracts and written options                                               28
-------------------------------------------------------------------------------------------------------------------    -----------
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies              1
-------------------------------------------------------------------------------------------------------------------    -----------
   Net Gain                                                                                                                  80
-------------------------------------------------------------------------------------------------------------------    -----------
Net Increase in Assets Resulting from Operations                                                                       $    271
===================================================================================================================    ===========

                                                      2000 Semi-Annual Report  5

Statements of Changes in Net Assets
Total Return Bond Portfolio
June 30, 2000 (Unaudited)
Amounts in thousands

                                                                                          Six Months Ended                Year Ended

                                                                                             June 30, 2000         December 31, 1998

Increase (Decrease) in Net Assets from:
Operations:
Net investment income                                                                       $          191          $          192
----------------------------------------------------------------------------------------    --------------          --------------
Net realized gain (loss)                                                                                 1                    (102)
----------------------------------------------------------------------------------------    --------------          --------------
Net change in unrealized appreciation (depreciation)                                                    79                    (109)
----------------------------------------------------------------------------------------    --------------          --------------
Net increase (decrease) resulting from operations                                                      271                     (19)
========================================================================================    ==============          ==============

Distributions to Shareholders:
From net investment income
   Institutional Class                                                                                 (40)                      0
----------------------------------------------------------------------------------------    --------------          --------------
   Administrative Class                                                                               (150)                   (192)
----------------------------------------------------------------------------------------    --------------          --------------

Total Distributions                                                                                   (190)                   (192)
========================================================================================    ==============          ==============

Portfolio Share Transactions:
Receipts for shares sold
   Institutional Class                                                                               2,758                       0
----------------------------------------------------------------------------------------    --------------          --------------
   Administrative Class                                                                              9,686                     637
----------------------------------------------------------------------------------------    --------------          --------------
Issued as reinvestment of distributions
   Institutional Class                                                                                  43                       0
----------------------------------------------------------------------------------------    --------------          --------------
   Administrative Class                                                                                148                     192
----------------------------------------------------------------------------------------    --------------          --------------
Cost of shares redeemed
   Institutional Class                                                                                 (67)                      0
----------------------------------------------------------------------------------------    --------------          --------------
   Administrative Class                                                                             (3,353)                      0
----------------------------------------------------------------------------------------    --------------          --------------
Net increase resulting from Portfolio share transactions                                             9,215                     829
----------------------------------------------------------------------------------------    --------------          --------------

Total Increase in Net Assets                                                                      $  9,296                $    618
========================================================================================    ==============          ==============

Net Assets:
Beginning of period                                                                                  3,877                   3,259
----------------------------------------------------------------------------------------    --------------          --------------
End of period *                                                                                   $ 13,173                $  3,877

*Including net undistributed (overdistributed) investment income of:                              $    (11)               $    (12)
----------------------------------------------------------------------------------------    --------------          --------------


6  See accompanying notes

Schedule of Investments

Total Return Bond Portfolio
June 30, 2000 (Unaudited)

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 30.8%
--------------------------------------------------------------------------------

Banking & Finance 18.0%
Bank One Corp.
   6.792% due 05/07/2002 (d)                                $   400      $   400
Caterpillar Financial Service Corp.
   6.875% due 08/01/2004                                        100           99
Ford Motor Credit Corp.
   6.320% due 05/21/2002 (d)                                    200          200
   6.190% due 10/15/2002 (d)                                    150          150
Household Finance Corp.
   6.198% due 11/01/2001 (d)                                    200          200
Morgan Stanley, Dean Witter, Discover and Co.
   6.165% due 01/28/2002 (d)                                    100          100
Pemex Finance Ltd.
   5.720% due 11/15/2003                                        175          170
PNC Funding Corp.
   6.125% due 09/01/2003                                        100           95
Popular, Inc.
   6.625% due 01/15/2004                                        500          481
Republic of Brazil
   7.000% due 01/01/2001                                        123          123
   7.375% due 04/15/2006                                        186          169
Residential Rein
  10.926% due 06/01/2001                                        100          100
Westdeutsche Landesbank
   6.050% due 01/15/2009                                        100           89
                                                                         -------
                                                                           2,376
                                                                         =======
Industrials 6.4%
Daimler Chrysler North American Holding
   7.750% due 05/27/2003                                        200          202
International Paper Co.
   1.000% due 07/08/2002 (d)                                    200          200
Philip Morris Cos., Inc.
   7.250% due 09/15/2001                                        100           99
TRW, Inc.
   6.625% due 06/01/2004                                        250          238
Vodafone AirTouch PLC
   6.852% due 12/19/2001 (d)                                    100          100
                                                                         -------
                                                                             839
                                                                         =======
Utilities 6.4%
Deutsche Telekom
   7.750% due 06/15/2005                                        100          100
MCI WorldCom, Inc.
   6.125% due 08/15/2001                                        100           99
Philadelphia Electric
   6.500% due 05/01/2003                                        100           97
Sprint Capital Corp.
   8.125% due 07/15/2002                                        150          153
Telekomunikacja Polska SA
   7.125% due 12/10/2003                                        100           96
Texas Utilities Co.
   7.375% due 08/01/2001                                        100          100
   5.940% due 10/15/2001                                        100           98
Worldcom, Inc.
   7.050% due 11/26/2001 (d)                                    100          100
                                                                         -------
                                                                             843
                                                                         -------
Total Corporate Bonds & Notes                                              4,058
                                                                         =======
(Cost $4,083)

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 2.9%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
   3.625% due 07/15/2002 (h)                                    107          106
U.S. Treasury Notes
   5.125% due 08/31/2000 (b)                                     20           20
U.S. Treasury Bonds
   8.750% due 08/15/2020                                        200          258
                                                                         -------
Total U.S. Treasury Obligations                                              384
                                                                         =======
(Cost $369)

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 70.9%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 39.3%

Credit Suisse First Boston Mortgage Securities
   6.750% due 12/27/2028                                    $   100      $    91
Federal Home Loan Mortgage Corp.
   6.903% due 07/01/2027 (d)                                     42           42
   6.752% due 01/01/2028 (d)                                     55           55
   6.500% due 04/15/2029                                        539          435
   6.000% due 07/17/2030                                        120          110
Federal National Mortgage Assn.
   6.961% due 11/01/2025 (d)                                     27           27
   7.000% due 07/17/2030                                        200          193
   6.000% due 07/17/2030                                        800          732
General Motors Acceptance Corporation
   6.965% due 06/01/2005 (d)                                    400          400
Government National Mortgage Assn.
   7.500% due 07/24/2030                                      1,600        1,589
   7.000% due 07/24/2030                                        200          194
   7.000% due 08/24/2030 (d)                                    300          299
Small Business Investment Co.
   8.017% due 02/10/2010                                        993        1,015
                                                                         -------
                                                                           5,182
                                                                         =======
Federal Home Loan Mortgage Corporation 1.8%
   8.500% due 08/01/2024                                        226          231
                                                                         -------

Federal Housing Administration 3.6%
   7.700% due 08/01/2028                                        476          461
                                                                         -------

Federal National Mortgage Association 4.3%
   7.430% due 01/25/2023                                        571          554
                                                                         -------

Government National Mortgage Association 14.5%
   6.500% due 05/20/2030 (d)                                    200          197
   6.375% due 02/20/2027 (d)                                     79           79
   6.500% due 07/24/2030                                      1,200        1,137
   7.500% due 11/20/2029                                        418          404
   7.800% due 08/01/2030 (d)                                     98           98
                                                                         -------
                                                                           1,915
                                                                         =======
Mortgage-Backed Securities 7.4%
Credit-Based Asset Servicing and Securitization
   7.045% due 09/25/2029 (d)                                    600          602
Resecuritization Mortgage Trust
   6.500% due 04/19/2029                                        384          374
                                                                         -------
                                                                             976
                                                                         -------
Total Mortgage-Backed Securities                                           9,319
                                                                         =======
(Cost $9,349)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 9.8%
--------------------------------------------------------------------------------

AFC Mortgage Loan Trust
   6.951% due 01/25/2025                                        400          400
Ameriquest Mortgage Securities
   6.781% due 06/15/2030                                         99           98
Ameriquest Mortgage Securities Inc.
   6.950% due 07/15/2030 (d)                                    400          400
Conseco Recreational Enthusiast Comsumer Trust
   7.562% due 10/15/2007                                        200          200
Contimortgage Home Equity Loan Trust
   7.580% due 08/15/2028                                        100           99
Irwin Low Balance Home Loan Trust
   7.026% due 06/25/2021 (d)                                    100          100
                                                                         -------
Total Asset-Backed Securities                                              1,297
                                                                         =======
(Cost $1,301)

--------------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED (e)(f) 0.2%
--------------------------------------------------------------------------------

Republic of Germany
   6.250% due 01/04/2024                                  EC     10           11
   6.250% due 01/04/2030                                         20           21
                                                                         -------
Total Foreign Currency-Denominated                                            32
                                                                         =======
(Cost $30)

                                2000 Semi-Annual Report See accompanying notes 7

Total Return Bond Portfolio
June 30, 2000 (Unaudited)

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 20.1%
--------------------------------------------------------------------------------

Certificates of Deposit 1.5%
Societe Generale
   6.052% due 02/28/2001                                  $     200   $     200
                                                                      ---------

Commercial Paper 15.1%
American Express
   6.610% due 08/11/2000                                        100          99
American Express Credit Corp.
   6.540% due 09/12/2000                                        200         198
Associates Corp. of North America
   6.350% due 07/13/2000                                        100         100
CRX Corp.
   6.770% due 07/14/2000                                        400         399
Delphi Auto Systems
   6.780% due 07/05/2000                                        400         400
Nabisco, Inc.
   6.860% due 08/10/2000                                        300         298
Norfolk Southern Corp.
   6.850% due 07/27/2000                                        300         298
Reseau Ferre de France
   6.560% due 09/13/2000                                        200         197
                                                                      ---------
                                                                          1,989
                                                                      =========
Repurchase Agreement 3.3%
State Street Bank
   5.850% due 07/03/2000                                        440         440
                                                                      ---------
   (Dated 06/30/2000. Collateralized by
   Federal Home Loan Bank
   6.000% due 08/15/2002 valued at $451.
   Repurchase proceeds are $440.)

U.S. Treasury Bills (b)(i) 0.2%
   5.730% due 09/21/2000                                         20          20
                                                                      ---------
Total Short-Term Instruments                                              2,649
                                                                      =========
(Cost $2,649)

Total Investments (a) 134.7%                                          $  17,739
(Cost $17,781)

Written Options (c) (0.0%)                                                   (1)
(Premium $1)

Other Assets and Liabilities (Net) (34.7%)                               (4,565)
                                                                      ---------

Net Assets 100.0%                                                     $  13,173
                                                                      =========


Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $      74

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (116)
                                                                      ---------

Unrealized depreciation-net                                                 (42)
                                                                      ---------

(b) Securities with an aggregate market value of $40 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000.


                                                              # of    Unrealized
Type                                                     Contracts  Appreciation
--------------------------------------------------------------------------------
Eurobond 10 Year Bond Futures (09/2000)                          1     $      0
United Kingdom 10 Year Gilt Futures (09/2000)                    1            1
U.S. Treasury 10 Year Bond (09/2000)                            10           19
Eurodollar March Futures (03/2001)                               4            2
                                                                      ---------
                                                                       $     22
                                                                      =========

(c) Premiums received on written options:

                                                       # of
Type                                              Contracts     Premium    Value
--------------------------------------------------------------------------------

Call - CBOT AWCO U.S. Treasury Notes September Futures
   Strike @ 100.00 Exp. 08/19/2000                       2     $     1   $     1

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 7.00 Exp. 09/22/2000                   200,000           0         0
                                                               -----------------
                                                               $     1   $     1
                                                               =================

(d) Variable rate security. The rate listed is as of June 30, 2000.

(e) Foreign forward currency contracts outstanding at June 30, 2000:

                                 Principal
                                    Amount
                                Covered by       Settlement           Unrealized
Type            Currency          Contract            Month         Appreciation
--------------------------------------------------------------------------------
Buy                   EC                15          07/2000             $      0

(f) Principal amount denoted in indicated currency:

       EC - European Currency Unit

(g) Swap agreements outstanding at June 30, 2000.

                                                                      Unrealized
                                                        Notional    Appreciation
Type                                                      Amount  (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6 month Euribor and pay fixed rate equal to 6.175% in Euro.

Broker: Goldman Sachs & Co.
Exp. 05/22/2030                                        EC     20      $       0

Receive floating rate based on 6 month
Euribor plus 0.499% and pay fixed rate
equal to 6.000% in Euro.

Broker: J.P. Morgan Securities, Inc.
Exp. 01/04/2009                                               30              1

Receive floating rate based on 6 month
Euribor less 0.540% and pay fixed rate
equal to 6.250% in Euro.

Broker: J.P. Morgan Securities, Inc.
Exp. 01/04/2024                                               10             (1)

Receive fixed rate equal to 7.747% and
pay floating rate based on 3 month LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 05/24/2010                                         $    600             21

Receive fixed rate equal to 7.670% and
pay floating rate based on 3 month LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 05/31/2010                                              150              4
                                                                      ---------
                                                                      $      25
                                                                      =========

(h) Principal amount of the security is adjusted for inflation.

8  See accompanying notes

Notes to Financial Statements
June 30, 2000 (Unaudited)

1.  Organization

The Total Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. On December 22, 1997 the Total Return Bond Portfolio was provided seed capital of $100,000 by the Adviser. The Portfolio commenced operations on December 31, 1997.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

                                                      2000 Semi-Annual Report  9

June 30, 2000 (Unaudited)

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.  Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                 From 01/01/2000
                                        Effective 04/01/2000       to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                           0.25%               0.40%
Administrative Fee                                     0.25%               0.25%
Service Fee                                            0.15%                 --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) expenses such as organizational expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                    Institutional Class     Administrative Class
--------------------------------------------------------------------------------

Total Return Bond Portfolio                       0.50%                    0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4.  Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                  U.S. Government/Agency          All Other
                                  ----------------------------------------------
                                    Purchases     Sales     Purchases    Sales
--------------------------------------------------------------------------------
Total Return Bond Portfolio          $ 12,243   $ 8,202       $ 7,656    $ 693

5.  Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                     Total Return Bond Portfolio
                                                     ---------------------------
                                                   # of Contracts       Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                         5           $   4
Sales                                                 1,180,007               6
Closing Buys                                           (500,004)             (5)
Expirations                                            (480,006)             (4)
Exercised                                                     0               0
--------------------------------------------------------------------------------
Balance at 06/30/2000                                   200,002           $   1
--------------------------------------------------------------------------------

                                                     2000 Semi-Annual Report  11

June 30, 2000 (Unaudited)

5.  Federal Income Tax Matters

As of December 31, 1999 Total Return Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $1,350 of capital losses during the period November 1, 1999 through December 31, 1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                                   Capital Loss Carryforwards
                                                --------------------------------
                                                  Realized Losses    Expiration
--------------------------------------------------------------------------------

Total Return Bond Portfolio                            $   93,238    12/31/2007


Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6.  Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                Total Return Bond Portfolio
                                                                     ---------------------------------------------------
                                                                     Period Ended   06/30/2000   Year Ended   12/31/1999
                                                                           Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
   Institutional Class                                                        291     $  2,758            0       $    0
------------------------------------------------------------------------------------------------------------------------
   Administrative Class                                                     1,038        9,686           67          637
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                          5           43            0            0
------------------------------------------------------------------------------------------------------------------------
   Administrative Class                                                        16          148           20          192
------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
   Institutional Class                                                         (7)         (67)           0            0
------------------------------------------------------------------------------------------------------------------------
   Administrative Class                                                      (355)      (3,353)           0            0
------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Portfolio share transactions                      988     $  9,215           87       $  829
========================================================================================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                    Number   % of Portfolio Held
--------------------------------------------------------------------------------

Total Return Bond Portfolio                              4                    95

7.  Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York


Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                          STOCKSPLUS GROWTH AND INCOME PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                              ------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter...................................................1
Financial Highlights................................................3
Statement of Assets and Liabilities.................................4
Statement of Operations.............................................5
Statements of Changes in Net Assets.................................6
Notes to Financial Statements......................................10

                                                                Fund          Schedule of
                                                                Summary       Investments
StocksPLUS Growth and Income Portfolio (Administrative Class)..... 2              7-9

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,


/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                       2000 Semi-Annual Report 1

StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Total return which exceeds that of
the S&P 500 Index

Portfolio:
Primarily S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities

Duration:
40 days

Total Net Assets:
$275.6 million

Sector Breakdown:*

[CHART]


        Corporate
  Bonds and Notes      50.1%
       Short-Term
      Instruments      17.1%
       Mortgage-
Backed Securities      14.4%
           Asset-
Backed Securities       6.6%
           Other       11.8%

[CHART]

              AAA      29.5%
               AA       7.5%
                A      16.9%
              BBB      37.5%
               BB      4.95%
                B       3.6%
            Other       0.1%

* % of Total Investments as of June 30, 2000

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 2000

                  Administrative
                  Class
                  (Incep. 12/31/1997)     S&P 500 Index
6 Months                -1.26%              -0.42%
1 Year                   6.24%               7.25%
Since Inception*        18.91%                 --

*Annualized

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
$10,000 invested at inception

                                    [GRAPH]

                  Month            StocksPLUS         S&P 500
                               Growth and Income       Index
                                   Portfolio
                ==========     =================      =======
                12/31/1997          10,000            10,000
                01/31/1998          10,140            10,111
                02/28/1998          10,820            10,840
                03/31/1998          11,370            11,395
                04/30/1998          11,490            11,510
                05/31/1998          11,260            11,312
                06/30/1998          11,701            11,771
                07/31/1998          11,570            11,646
                08/31/1998           9,906             9,962
                09/30/1998          10,669            10,600
                10/31/1998          11,552            11,462
                11/30/1998          12,222            12,157
                12/31/1998          13,011            12,858
                01/31/1999          13,446            13,395
                02/28/1999          12,990            12,979
                03/31/1999          13,541            13,498
                04/30/1999          14,052            14,021
                05/31/1999          13,697            13,690
                06/30/1999          14,493            14,450
                07/31/1999          14,031            13,999
                08/31/1999          13,968            13,929
                09/30/1999          13,663            13,548
                10/31/1999          14,525            14,405
                11/30/1999          14,759            14,698
                12/31/1999          15,594            15,564
                01/31/2000          14,720            14,782
                02/29/2000          14,501            14,502
                03/31/2000          15,844            15,920
                04/30/2000          15,355            15,441
                05/31/2000          15,042            15,125
                06/30/2000          15,398            15,497

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of$10,000 on 1/01/1998, the first full month following the Portfolio's inception on 12/31/1997, compared to the S&P 500 Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    In sharp contrast to 1999, 2000 has been a difficult year for the equity market. After rising 21.04% in 1999, the S&P 500 Index returned a -0.42% for the first six months of 2000 amid heightened equity market volatility. The StocksPLUS Growth and Income Portfolio returned -1.26%, underperforming the S&P 500 Index for the year-to-date as of June 30, 2000.

 .    The Treasury yield curve inverted as short-term interest rates rose in anticipation of Federal Reserve tightening while long rates fell in response to the Treasury's debt buyback. The increase in short-term interest rates detracted from the performance of the Portfolio.

 .    Credit spreads rose due to supply pressures and heightened concerns over credit quality. As a result, corporate holdings in the Portfolio hurt relative performance.

 .    Real return bonds helped performance as their increasing inflation adjustment more than offset a rise in real yields. In contrast, strategies based on expectations of a stronger euro hurt returns as the euro fell amid capital outflows to the U.S.

 .    Mortgage premiums rose slightly during the first six months of the year as a result of increased volatility, however relatively high yields offset the negative impact of spread widening.

 .    Although PIMCO achieved a less expensive calendar roll than the average market participant, unusually high S&P futures roll costs detracted from year-to-date performance.

Financial Highlights

StocksPLUS Growth and Income Portfolio (Administrative Class)
June 30, 2000 (Unaudited)


Selected Per Share Data for the Year or Period Ended:               06/30/2000         12/31/1999          12/31/1998 (b)
                                                                    ---------------    ---------------     --------------
Net asset value beginning of period                                 $      13.56       $      12.58        $     10.00
-----------------------------------------------------------------   ---------------    ---------------     --------------
Net investment income (a)                                                   0.38               0.76               0.30
-----------------------------------------------------------------   ---------------    ---------------     --------------
Net realized / unrealized gain (loss) on investments (a)                   (0.54)              1.65               2.68
-----------------------------------------------------------------   ---------------    ---------------     --------------
Total income from investment operations                                    (0.16)              2.41               2.98
-----------------------------------------------------------------   ---------------    ---------------     --------------
Dividends from net investment income                                       (0.32)             (0.61)             (0.29)
-----------------------------------------------------------------   ---------------    ---------------     --------------
Distributions from net realized capital gains                               0.00              (0.82)             (0.11)
-----------------------------------------------------------------   ---------------    ---------------     --------------
Total distributions                                                        (0.32)             (1.43)             (0.40)
-----------------------------------------------------------------   ---------------    ---------------     --------------
Net asset value end of period                                       $      13.08       $      13.56        $     12.58
-----------------------------------------------------------------   ---------------    ---------------     --------------
Total return %                                                             (1.26)             19.85              30.11
-----------------------------------------------------------------   ---------------    ---------------     --------------
Net assets end of period (000s)                                     $    275,577       $    230,412        $    58,264
-----------------------------------------------------------------   ---------------    ---------------     --------------
Ratio of expenses to average net assets %                                   0.65*              0.65 (c)           0.65
-----------------------------------------------------------------   ---------------    ---------------     --------------
Ratio of net investment income to average net assets %                      5.84*              5.69               5.30
-----------------------------------------------------------------   ---------------    ---------------     --------------
Portfolio turnover rate %                                                     92                 34                 61
-----------------------------------------------------------------   ---------------    ---------------     --------------


* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on December 31, 1997.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.65% for the period ended December 31, 1999.


                              2000 Semi-Annual Report  See accompanying notes  3

Statement of Assets and Liabilities
StocksPLUS Growth and Income Portfolio
June 30, 2000 (Unaudited)
Amounts in thousands, except per share amounts



Assets:

Investments, at value                                                                          $     274,649
--------------------------------------------------------------------------------------------   ---------------
Cash and foreign currency                                                                              7,962
--------------------------------------------------------------------------------------------   ---------------
Receivable for investments sold and forward foreign currency contracts                                 7,516
--------------------------------------------------------------------------------------------   ---------------
Interest and dividends receivable                                                                      2,820
--------------------------------------------------------------------------------------------   ---------------
Variation margin receivable                                                                            1,838
--------------------------------------------------------------------------------------------   ---------------
Other assets                                                                                              51
--------------------------------------------------------------------------------------------   ---------------
                                                                                                     294,836
============================================================================================   ===============

Liabilities:

Payable for investments purchased and forward foreign currency contracts                       $      18,907
--------------------------------------------------------------------------------------------   ---------------
Written options outstanding                                                                              132
--------------------------------------------------------------------------------------------   ---------------
Accrued investment advisory fee                                                                           95
--------------------------------------------------------------------------------------------   ---------------
Accrued administration fee                                                                                24
--------------------------------------------------------------------------------------------   ---------------
Accrued servicing fee                                                                                     36
--------------------------------------------------------------------------------------------   ---------------
Recoupment payable to Manager                                                                              4
--------------------------------------------------------------------------------------------   ---------------
Other liabilities                                                                                         34
--------------------------------------------------------------------------------------------   ---------------
                                                                                                      19,232
============================================================================================   ===============
Net Assets                                                                                     $     275,604
============================================================================================   ===============

Net Assets Consist of:

Paid in capital                                                                                $     272,309
--------------------------------------------------------------------------------------------   ---------------
Undistributed net investment income                                                                    6,088
--------------------------------------------------------------------------------------------   ---------------
Accumulated undistributed net realized gain                                                            1,651
--------------------------------------------------------------------------------------------   ---------------
Net unrealized (depreciation)                                                                         (4,444)
--------------------------------------------------------------------------------------------   ---------------
                                                                                               $     275,604
============================================================================================   ===============

Net Assets:

Institutional Class                                                                            $          27
--------------------------------------------------------------------------------------------   ---------------
Administrative Class                                                                                 275,577
--------------------------------------------------------------------------------------------   ---------------

Shares Issued and Outstanding:

Administrative Class                                                                                  21,063
--------------------------------------------------------------------------------------------   ---------------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Administrative Class                                                                           $       13.08
--------------------------------------------------------------------------------------------   ---------------
Cost of Investments Owned                                                                      $     275,569
============================================================================================   ===============
Cost of Foreign Currency Held                                                                  $         989
============================================================================================   ===============



4  See accompanying notes

Statement of Operations
StocksPLUS Growth and Income Portfolio
For the six months ended June 30, 2000 (Unaudited)
Amounts in thousands

Investment Income:

Interest                                                                               $     8,048
------------------------------------------------------------------------------------   -------------
Dividends                                                                                       59
------------------------------------------------------------------------------------   -------------
   Total Income                                                                              8,107
====================================================================================   =============

Expenses:

Investment advisory fees                                                                       498
------------------------------------------------------------------------------------   -------------
Administration fees                                                                            211
------------------------------------------------------------------------------------   -------------
Distribution and/or servicing fees - Administrative Class                                      100
------------------------------------------------------------------------------------   -------------
Trustees' fees                                                                                   6
------------------------------------------------------------------------------------   -------------
Organization costs                                                                               1
------------------------------------------------------------------------------------   -------------
Recoupment of reimbursement                                                                      1
------------------------------------------------------------------------------------   -------------
   Total Expenses                                                                              817
------------------------------------------------------------------------------------   -------------

Net Investment Income                                                                        7,290
====================================================================================   =============

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                                             (38)
------------------------------------------------------------------------------------   -------------
Net realized gain on futures contracts and written options                                   1,292
------------------------------------------------------------------------------------   -------------
Net realized gain on foreign currency transactions                                             457
------------------------------------------------------------------------------------   -------------
Net change in unrealized (depreciation) on investments                                        (141)
------------------------------------------------------------------------------------   -------------
Net change in unrealized (depreciation) on futures contracts and written options           (10,819)
------------------------------------------------------------------------------------   -------------
Net change in unrealized (depreciation) on translation of assets and liabilities
denominated in foreign currencies                                                             (147)
------------------------------------------------------------------------------------   -------------
   Net (Loss)                                                                               (9,396)
------------------------------------------------------------------------------------   -------------
Net (Decrease) in Assets Resulting from Operations                                     $    (2,106)
====================================================================================   =============

                              2000 Semi-Annual Report See accompanying notes   5

Statements of Changes in Net Assets
StocksPLUS Growth and Income Portfolio
June 30, 2000 (Unaudited)
Amounts in thousands


                                                                        -------------------   ----------------------
                                                                        Six Months Ended                Year Ended
Increase (Decrease) in Net Assets from:                                    June 30, 2000      to December 31, 1998

Operations:

Net investment income                                                   $          7,290      $              8,048
--------------------------------------------------------------------    ------------------    ----------------------
Net realized gain                                                                  1,711                    14,885
--------------------------------------------------------------------    ------------------    ----------------------
Net change in unrealized appreciation (depreciation)                             (11,107)                    4,024
--------------------------------------------------------------------    ------------------    ----------------------
Net increase (decrease) resulting from operations                                 (2,106)                   26,957
====================================================================    ==================    ======================

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                 0                         0
--------------------------------------------------------------------    ------------------    ----------------------
   Administrative Class                                                           (6,242)                   (7,970)
--------------------------------------------------------------------    ------------------    ----------------------
In excess of net investment income
   Institutional Class                                                                 0                         0
--------------------------------------------------------------------    ------------------    ----------------------
   Administrative Class                                                                0                         0
--------------------------------------------------------------------    ------------------    ----------------------
From net realized capital gains
   Institutional Class                                                                 0                         0
--------------------------------------------------------------------    ------------------    ----------------------
   Administrative Class                                                                0                   (11,998)
--------------------------------------------------------------------    ------------------    ----------------------
In excess of net realized capital gains
   Institutional Class                                                                 0                         0
--------------------------------------------------------------------    ------------------    ----------------------
   Administrative Class                                                                0                         0
--------------------------------------------------------------------    ------------------    ----------------------

Total Distributions                                                               (6,242)                  (19,968)
====================================================================    ==================    ======================

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                31                         0
--------------------------------------------------------------------    ------------------    ----------------------
   Administrative Class                                                           75,395                   188,965
--------------------------------------------------------------------    ------------------    ----------------------
Issued in reorganization
   Institutional Class                                                                 0                         0
--------------------------------------------------------------------    ------------------    ----------------------
   Administrative Class                                                                0                         0
--------------------------------------------------------------------    ------------------    ----------------------
Issued as reinvestment of distributions
   Institutional Class                                                                 0                         0
--------------------------------------------------------------------    ------------------    ----------------------
   Administrative Class                                                            6,242                    19,968
--------------------------------------------------------------------    ------------------    ----------------------
Cost of shares redeemed
   Institutional Class                                                                (4)                        0
--------------------------------------------------------------------    ------------------    ----------------------
   Administrative Class                                                          (28,124)                  (43,774)
--------------------------------------------------------------------    ------------------    ----------------------
Net increase resulting from Portfolio share transactions                          53,540                   165,159
--------------------------------------------------------------------    ------------------    ----------------------
Total Increase in Net Assets                                            $         45,192      $            172,148
====================================================================    ==================    ======================

Net Assets:

Beginning of period                                                              230,412                    58,264
--------------------------------------------------------------------    ------------------    ----------------------
End of period *                                                         $        275,604      $            230,412
--------------------------------------------------------------------    ------------------    ----------------------
*Including net undistributed (overdistributed) investment income of:    $          6,088      $              5,040
--------------------------------------------------------------------    ------------------    ----------------------


6   See accompanying notes

Schedule of Investments
StocksPLUS Growth and Income Portfolio
June 30, 2000 (Unaudited)

                                                                           Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 1.2%
--------------------------------------------------------------------------------

Utilities 1.2%
Eastern Enterprises                                          600      $      38
Florida Progress Corp.                                    16,400            769
LG&E Energy Corp.                                          1,800             43
MCN Energy Group, Inc.                                    65,000          1,389
Northeast Utilities                                       47,600          1,035
                                                                      ---------
Total Common Stocks                                                       3,274
                                                                      =========
(Cost $3,449)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 50.0%
--------------------------------------------------------------------------------
                                                       Principal
                                                          Amount
                                                          (000s)
Banking & Finance 28.5%
American General Finance
   6.050% due 07/02/2001                            $        300            296
Banco de Inversion Y Comercial
   9.375% due 12/27/2000                                   1,200          1,204
Banco Latinoamericano SA
   7.639% due 12/10/2001                                   8,300          8,360
Caithness Coso Fund Corp.
   6.800% due 12/15/2001                                   1,231          1,213
Chrysler Financial Co. LLC
   6.677% due 06/11/2001 (d)                                 600            600
Donaldson, Lufkin & Jenrette, Inc.
   6.760% due 04/25/2003 (d)                               1,100          1,099
Edison Funding
   6.950% due 12/19/2000                                   7,000          6,993
Finova Capital Corp.
   6.390% due 06/18/2003 (d)                               3,000          2,838
Ford Motor Credit Corp.
   6.541% due 07/16/2002 (d)                                 700            701
   6.320% due 12/16/2002 (d)                                 300            299
General Motors Acceptance Corp.
   5.400% due 04/09/2001                                   2,000          1,973
   5.500% due 12/15/2001                                   3,500          3,405
   7.152% due 12/17/2001 (d)                               2,000          2,022
   6.170% due 08/18/2003 (d)                               3,000          2,989
   6.251% due 04/05/2004 (d)                                 800            798
Goldman Sachs Group
   7.048% due 02/20/2001 (d)                                 700            701
   5.690% due 02/10/2004                                   1,300          1,278
Heller Financial, Inc.
   6.990% due 05/07/2002 (d)                              10,400         10,368
Korea Development Bank
   7.125% due 09/17/2001                                   3,000          2,977
Lehman Brothers Holdings, Inc.
   6.731% due 08/01/2003 (d)                               1,100          1,100
   6.700% due 11/30/2006                                   2,715          2,457
Merrill Lynch & Co.
   6.480% due 01/11/2002 (d)                               2,200          2,209
   6.423% due 02/01/2002 (d)                                 750            751
   7.177% due 03/17/2004 (d)                                 200            199
Morgan Stanley, Dean Witter, Discover and Co.
   6.165% due 01/28/2002 (d)                               4,700          4,701
Nacional Financiera
   9.548% due 12/01/2000 (d)                               1,000            995
Old Kent Bank
   7.083% due 11/01/2005 (d)                                 700            699
Paine Webber Group, Inc.
   7.161% due 08/18/2004 (d)                               1,000            976
Republic of Brazil
   7.000% due 01/01/2001                                   7,294          7,312
   7.375% due 04/15/2006                                   2,558          2,327
Salomon, Smith Barney Holdings
   6.510% due 04/02/2002 (d)                                 300            302
Sovereign Bancorp
   6.625% due 03/15/2001                                   4,300          4,225
                                                                      ---------
                                                                         78,367
                                                                      =========
Industrials 13.7%
Arrow Electronics, Inc.
   7.570% due 11/24/2000 (d)                               5,000          5,000
Cemex SA
   9.250% due 06/17/2002                                     900            917
Champion International Corp.
   9.700% due 05/01/2001                                     300            305
Clear Channel Communications
   7.327% due 06/15/2002 (d)                               1,000          1,000
DaimlerChrysler Holdings
   7.090% due 08/23/2002 (d)                               3,300          3,310
Petroleos Mexicanos
   9.436% due 07/15/2005 (d)                               3,500          3,500
Reynolds & Reynolds
   6.120% due 03/02/2001                                   8,000          7,925
Rollins Truck Leasing Corp.
   8.250% due 05/01/2002                                   8,100          8,226
TRW, Inc.
   6.450% due 06/15/2001                                   1,100          1,090
Tyco International Group SA
   7.568% due 03/05/2001 (d)                                 500            501
Waste Management, Inc.
   6.250% due 10/15/2000                                   5,735          5,689
Williams Communications Group, Inc.
   6.540% due 11/15/2001                                     300            300
                                                                      ---------
                                                                         37,763
                                                                      =========
Utilities 7.8%
Appalachian Power
   7.272% due 06/27/2001 (d)                               8,000          7,998
Cleveland Electric/Toledo Edison
   7.190% due 07/01/2000                                   3,000          3,000
CMS Energy
   8.000% due 07/01/2011                                     800            788
Entergy Arkansas, Inc.
   7.720% due 03/01/2003                                     600            601
LG&E Capital Corp.
   7.510% due 06/18/2001 (d)                               1,200          1,200
Nevada Power Co.
   7.347% due 06/12/2001 (d)                               1,000          1,000
Noram Energy
   7.500% due 08/01/2000                                     500            500
Sierra Pacific Power Co.
   7.297% due 06/12/2001 (d)                               3,300          3,300
Sprint Capital Corp.
   7.010% due 11/15/2001 (d)                               3,200          3,200
                                                                      ---------
                                                                         21,587
                                                                      ---------
Total Corporate Bonds & Notes                                           137,717
                                                                      =========
(Cost $137,442)

--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES 4.0%
--------------------------------------------------------------------------------

North Carolina 4.0%
North Carolina State Education Assistance Authority
Revenue Bonds, (GTD Insured), Series 2000
   7.000% due 06/01/2009 (d)                              11,000         11,000
                                                                      ---------
Total Municipal Bonds & Notes                                            11,000
                                                                      =========
(Cost $11,000)

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 5.0%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities (b)(h)
   3.625% due 07/15/2002                                  13,897         13,810
                                                                      ---------
Total U.S. Treasury Obligations                                          13,810
                                                                      =========
(Cost $13,810)


                              2000 Semi-Annual Report See accompanying notes   7

StocksPLUS Growth and Income Portfolio
June 30, 2000 (Unaudited)

                                                          Principal
                                                             Amount        Value
                                                             (000s)       (000s)
--------------------------------------------------------------------------------
MORTAGE-BACKED SECURITIES 14.3%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 7.4%
Countrywide Home Loans
   6.500% due 03/25/2028                               $     523       $    509
   6.050% due 04/25/2029                                     362            356
DLJ Mortgage Acceptance Corp.
   6.125% due 06/25/2026 (d)                                 913            907
Federal Home Loan Mortgage Corp.
   6.500% due 02/15/2024                                     488            487
Federal National Mortgage Assn.
   7.000% due 06/25/2006                                      72             71
   6.900% due 10/25/2020                                   1,000            978
General Electric Capital Mortgage Services, Inc.
   6.500% due 12/25/2023                                   1,636          1,598
   6.500% due 08/25/2024                                   3,010          2,987
Government National Mortgage Assn.
   7.500% due 08/20/2021                                      74             73
   8.000% due 07/24/2030                                   4,300          4,346
Headlands Mortgage Securities, Inc.
   7.250% due 11/25/2027                                   1,000            975
   7.000% due 02/25/2028                                     421            418
Independent National Mortgage Corp.
   8.350% due 06/25/2025                                     107            107
Morgan Stanley, Dean Witter, Discover and Co.
   5.568% due 07/25/2027 (d)                                 152            151
Norwest Asset Securities Corp.
   6.750% due 08/25/2029                                     926            911
PNC Mortgage Securities Corp.
   6.625% due 03/25/2028                                     606            591
Prudential Home Mortgage Securities
   6.750% due 08/25/2008                                     117            116
Prudential-Bache CMO Trust
   7.965% due 03/01/2019                                     463            461
Resecuritization Mortgage Trust
   5.843% due 04/26/2021 (d)                                 381            371
Residential Accredit Loans, Inc.
   8.000% due 08/25/2026                                     510            512
Residential Asset Securitization Trust
   7.750% due 04/25/2027                                     850            849
Residential Funding Mortgage Securities, Inc.
   6.500% due 07/25/2008                                      93             93
   7.250% due 08/25/2027                                      16             16
   7.250% due 10/25/2027                                   1,000            987
Structured Asset Securities Corp.
   6.780% due 12/25/2000 (d)                                  49             49
Thrift Financing Corp.
   11.250% due 01/01/2016                                  1,571          1,613
                                                                       --------
                                                                         20,532
                                                                       ========
Federal National Mortgage Association 0.3%
   5.812% due 08/01/2029 (d)                                 251            245
   5.848% due 08/01/2031 (d)                                  61             59
   6.500% due 09/01/2005                                     398            390
                                                                       --------
                                                                            694
                                                                       ========
Government National Mortgage Association 5.0%
   6.375% due 04/20/2024-04/20/2027 (d)                     9,513         9,495
   6.750% due 08/20/2024 (d)                                 216            217
   7.150% due 06/16/2026                                    4,104         4,094
                                                                       --------
                                                                         13,806
                                                                       ========
Mortgage-Backed Securities 1.6%
CS First Boston Mortgage Securities
   6.960% due 06/20/2029                                     261            259
Housing Securities, Inc.
   5.863% due 07/25/2032                                   1,048          1,048
MGM Grand Term Loan
   8.060% due 05/06/2001                                   3,200          3,179
                                                                       --------
                                                                          4,486
                                                                       --------
Total Mortgage-Backed Securities                                         39,518
                                                                       ========
(Cost $39,951)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 6.6%
--------------------------------------------------------------------------------

Arcadia Automobile Receivables Trust
   6.500% due 06/17/2002                                     276            276
Banc One Auto Grantor Trust
   6.270% due 11/20/2003                                     496            494
Korea National Housing
  10.343% due 05/23/2001                                   3,000          3,045
Money Store Home Equity Trust
   6.550% due 09/15/2021                                   1,165          1,160
   6.345% due 11/15/2021 (d)                                  90             89
Option One Mortgage Loan Trust
   6.955% due 04/25/2030 (d)                               9,387          9,392
Saxon Asset Securities Trust
   6.380% due 05/25/2029 (d)                               3,332          3,326
WMC Mortgage Loan
   6.671% due 03/20/2028 (d)                                 349            349
                                                                       --------
Total Asset-Backed Securities                                            18,131
                                                                       ========
(Cost $18,165)
--------------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED (e)(f) 1.5%
--------------------------------------------------------------------------------

Korea Development Bank
   5.625% due 11/05/2002                               FF 20,000          2,807
Tecnost International NV
   4.487% due 06/23/2004 (d)                           EC  1,500          1,440
                                                                       --------
Total Foreign Currency-Denominated                                        4,247
                                                                       ========
(Cost $4,794)

--------------------------------------------------------------------------------
PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------------

S & P 500 Index Futures
Strike @ 925.000 Exp. 09/15/2000                        $    400             20
                                                                       --------
Total Purchased Put Options                                                  20
                                                                       ========
(Cost $26)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 17.0%
--------------------------------------------------------------------------------

Commercial Paper 13.2%
Bombardier Capital, Inc.
   6.780% due 07/26/2000                                   3,700          3,684
Conoco, Inc.
   6.460% due 07/12/2000                                   2,000          1,997
Dominion Resources
   6.870% due 07/06/2000                                   4,000          3,998
Dupont De Nemours & Co.
   6.270% due 07/10/2000                                     300            300
Ford Motor Credit Corp.
   6.570% due 07/20/2000                                     800            798
General Electric Capital Corp.
   6.620% due 07/24/2000                                   3,000          2,988
   6.540% due 07/31/2000                                     700            696
Ingersoll Rand Co.
   6.750% due 07/13/2000                                   4,200          4,192
Pearson, Inc.
   7.000% due 08/02/2000                                   1,100          1,093
   6.870% due 08/24/2000                                     500            495
Sumitomo Bank
   6.730% due 07/05/2000                                   5,900          5,898
Texas Utilities Co.
   6.800% due 07/07/2000                                   4,400          4,397
UBS AG
   6.600% due 09/05/2000                                   3,000          2,965
Visteon Corp.
   6.790% due 07/21/2000                                   2,900          2,890
                                                                       --------
                                                                         36,391
                                                                       ========

8   See accompanying notes

                                                   Principal
                                                    Amount                Value
                                                    (000s)               (000s)

Repurchase Agreement 3.8%
State Street Bank
   5.850% due 07/03/2000                      $     10,477          $    10,477
   (Dated 06/30/2000. Collateralized by
   Federal Home Loan Bank
   5.800% due 09/02/2008 valued at 10,687.
   Repurchase proceeds are $10,482.)

U.S. Treasury Bills (b) 0.0%
   5.617% due 09/21/2000                               65                    64
                                                                    -----------
Total Short-Term Instruments                                             46,932
                                                                    ===========
(Cost $46,932)

Total Investments (a) 99.6%                                         $   274,649
(Cost $275,569)

Written Options (c) (0.0%)                                                (132)
(Premiums $213)

Other Assets and Liabilities (Net) 0.4%                                   1,087
                                                                    -----------
Net Assets 100.0%                                                   $   275,604
                                                                    ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $      681

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (1,601)
                                                                    -----------
Unrealized depreciation-net                                         $     (920)
                                                                    ===========

(b) Securities with an aggregate market value of $13,874 have been segregated with the custodian to cover margin requirement for the following open futures contracts at June 30, 2000:

                                                                     Unrealized
                                                     # of         Appreciation/
Type                                               Contracts      (Depreciation)
--------------------------------------------------------------------------------
Japan 10 Year Bond (09/2000)                          4             $        14
S&P 500 Index (09/2000)                             725                  (3,638)
Eurodollar March Futures (03/2001)                   26                      22
U.S. Treasury 30 Year Bond (09/2000)                 49                      (3)
                                                                    -----------
                                                                    $    (3,605)
                                                                    ===========

(c) Premiums received on written options:

Type                                               Par     Premium    Value
--------------------------------------------------------------------------------

Call - CME AWCO Eurodollar December Futures
   Strike @ 93.00 Exp. 12/18/2000                   28      $  11   $      9

Call - CME AWCO Eurodollar December Futures
   Strike @ 92.75 Exp. 12/18/2000                   14         10          9

Put - CME AWPO Eurodollar March Futures
   Strike @ 92.75 Exp. 03/19/2001                   12          8          6

Call - CME AWCO Eurodollar March Futures
   Strike @ 93.25 Exp. 03/19/2001                  233         37         64

Put - CME AWPO Eurodollar March Futures
   Strike @ 92.25 Exp. 03/19/2001                  221        142         38

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 7.00 Exp. 09/28/2000             5,000,000          6          6
                                                            ----------------
                                                            $ 213   $    132
                                                            ================

(d) Variable rate security. The rate listed is as of June 30, 2000.

(e) Foreign forward currency contracts outstanding at June 30, 2000:

                               Principal
                                  Amount                           Unrealized
                              Covered by      Settlement         Appreciation/
Type          Currency          Contract           Month         (Depreciation)
--------------------------------------------------------------------------------
Buy                 PZ             4,200         01/2001         $         (33)
Sell                EC             5,236         07/2000                     1
Sell                                 250         08/2000                    (3)
                                                                 --------------
                                                                 $         (35)
                                                                 ==============

(f) Principal amount denoted in indicated currency:


        EC - European Currency Unit
        FF - French Franc
        PZ - Polish Zloty

(g) Swap agreements outstanding at June 30, 2000.

                                                                     Unrealized
                                                      Notional    Appreciation/
Type                                                    Amount   (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6 month Japanese Yen LIBOR and pay fixed rate equal to 1.746% in Japanese Yen.

Broker: Goldman Sachs & Co.
Exp. 09/20/2007                                    JY  506,000   $          (7)

Receive total return on S&P 500 Index
and pay floating rate based on 1 month
LIBOR plus 0.18%.

Broker: J.P. Morgan Securities, Inc.
Exp. 05/03/2001                                     $        4               0
                                                                 -------------
                                                                 $          (7)
                                                                 =============

(h) Prinicpal amount of the security is adjusted for inflation.



                              2000 Semi-Annual Report See accompanying notes   9

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The StocksPLUS Growth and Income Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Portfolio are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.40%.


                                                   2000 Semi- Annual Report   11

June 30, 2000 (Unaudited)

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

                                                            From 01/01/2000
                                Effective 04/01/2000          to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                   0.25%                  0.40%
Administrative Fee                             0.25%                  0.25%
Service Fee                                    0.15%                    --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) expenses such as organizational expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                   Institutional Class     Administrative Class
--------------------------------------------------------------------------------

StocksPLUS Growth
and Income Portfolio                          0.50%                  0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of$500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                         U.S. Government/Agency            All Other
                      ----------------------------------------------------------
                          Purchases      Sales        Purchases         Sales
--------------------------------------------------------------------------------
StocksPLUS Growth
and Income Portfolio      $ 128,694  $ 129,920        $ 119,196  $     41,562


5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                    StocksPLUS Growth and Income Portfolio
                      ----------------------------------------------------------
                                    # of Contracts             Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                          300               $ 253
Sales                                  234,781,050               3,088
Closing Buys                          (205,000,335)             (1,327)
Expirations                            (24,780,507)             (1,801)
Exercised                                        0                   0
--------------------------------------------------------------------------------
Balance at 06/30/2000                    5,000,508               $ 213
--------------------------------------------------------------------------------

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):


                                                                StocksPLUS Growth Income  Portfolio
                                                          ----------------------------------------------
                                                          Period Ended 6/30/2000   Year Ended 12/31/1999
                                                             Shares      Amount      Shares     Amount
                                                          ----------------------------------------------
Receipts for shares sold
Institutional Class                                            2      $     31             0  $        0
--------------------------------------------------------  ----------------------------------------------
Administrative Class                                       5,729        75,395        14,200     188,965
--------------------------------------------------------  ----------------------------------------------
Issued as reinvestment of distributions

Institutional Class                                            0             0             0           0
--------------------------------------------------------  ----------------------------------------------
Administrative Class                                         466         6,242         1,460      19,968
--------------------------------------------------------  ----------------------------------------------
Cost of shares redeemed

Institutional Class                                            0            (4)            0           0
--------------------------------------------------------  ----------------------------------------------
Administrative Class                                      (2,123)      (28,124)       (3,301)    (43,774)
--------------------------------------------------------  ----------------------------------------------
Net increase resulting from Portfolio share transactions   4,074      $ 53,540        12,359  $  165,159
--------------------------------------------------------  ----------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                 Number    % of Portfolio Held
------------------------------------------------------------------------------

StocksPLUS Growth and Income Portfolio             1                        95

7. Acquistion by Allianz AG
On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

                                                   2000 Semi- Annual Report   13

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                           PIMCO



                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       HIGH YIELD BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                              ------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter............................................1
Financial Highlights.........................................3
Statement of Assets and Liabilities..........................4
Statement of Operations......................................5
Statements of Changes in Net Assets......................... 6
Notes to Financial Statements...............................11

                                                           Fund     Schedule of
                                                          Summary   Investments
High Yield Bond Portfolio (Administrative Class).............2          7-10

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                       2000 Semi-Annual Report 1

High Yield Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily higher yielding fixed income
securities

Duration:
4.46 years

Total Net Assets:
$154.6 million

Sector Breakdown:*

                                    [CHART]

    Corporate
Bonds & Notes        94.4%
        Other         5.6%

Quality Breakdown:*

                                    [CHART]

AAA         0.6%
 AA         0.6%
  A         1.2%
BBB         9.5%
 BB        45.7%
  B        42.4%

*% of Total Investments as of June 30, 2000

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

Total Return Investment Performance For the Period Ended June 30, 2000

                         Administrative
                         Class                             Lehman Intermediate
                         (Incep. 4/30/1998)                BB rated Corp. Index
--------------------------------------------------------------------------------
6 Months                      -0.89%                              1.04%
1 Year                         0.60%                              2.68%
Since Inception*               1.80%                                --

*Annualized

Cumulative Returns Through June 30, 2000
$10,000 invested at inception

                                    [GRAPH]

                     Month         High Yield         Lehman
                                      Bond         Intermediate
                                    Portfolio        BB rated
                                                    Corp. Index
                   ==========      ==========      ============
                   04/30/1998        10,000           10,000
                   05/31/1998        10,004           10,065
                   06/30/1998        10,101           10,126
                   07/31/1998        10,195           10,179
                   08/31/1998         9,722            9,898
                   09/30/1998         9,858           10,108
                   10/31/1998         9,760            9,979
                   11/30/1998        10,152           10,218
                   12/31/1998        10,180           10,282
                   01/31/1999        10,357           10,388
                   02/28/1999        10,279           10,311
                   03/31/1999        10,383           10,386
                   04/30/1999        10,539           10,492
                   05/31/1999        10,335           10,365
                   06/30/1999        10,331           10,341
                   07/31/1999        10,338           10,380
                   08/31/1999        10,288           10,315
                   09/30/1999        10,292           10,357
                   10/31/1999        10,277           10,322
                   11/30/1999        10,403           10,410
                   12/31/1999        10,486           10,508
                   01/31/2000        10,419           10,434
                   02/29/2000        10,401           10,454
                   03/31/2000        10,205           10,354
                   04/30/2000        10,253           10,390
                   05/31/2000        10,226           10,394
                   06/30/2000        10,393           10,618

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1998, the first full month following the Portfolio's inception on 4/30/1998, compared to the Lehman Intermediate BB rated Corp. Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. The investments made by the High Yield Bond Portfolio may involve high risk and may have speculative characteristics.

--------------------------------------------------------------------------------
Portfolio Insights
--------------------------------------------------------------------------------

 . The high yield market underperformed higher quality bonds in the first half of 2000 as the government's buyback of debt prompted a rally in the U.S. Treasury market.

 . The High Yield Bond Portfolio underperformed the Lehman Intermediate BB rated Corporate Index for the six-month period ended June 30, 2000, posting a return of -0.89% versus 1.04% for the Index.

 . Maintaining a duration, or sensitivity to interest rates, higher than the Index was positive for returns as longer maturity Treasury yields fell.

 . Although the holdings of B rated securities were concentrated in better performing B+ issues, B rated securities significantly underperformed BB rated issues.

 . Industry orientation was mixed as the benefit from a focus on non-cyclical industries such as publishing and medical services was partially offset by the poor performance of the telecommunications industry.

 . The Portfolio's focus on data-related communications companies hurt performance as this sub-sector lagged the broader industry group.

Financial Highlights

High Yield Bond Portfolio (Administrative Class)
June 30, 2000 (Unaudited)


Selected Per Share Data for the Year or Period Ended:        06/30/2000          12/31/1999          12/31/1998 (b)
                                                             -----------------   ----------------    ----------------

Net asset value beginning of period                          $       9.18        $       9.67        $     10.00
--------------------------------------------------------     -----------------   ----------------    ----------------
Net investment income (a)                                            0.40                0.77               0.51
--------------------------------------------------------     -----------------   ----------------    ----------------
Net realized / unrealized (loss) on investments (a)                 (0.48)              (0.49)             (0.34)
--------------------------------------------------------     -----------------   ----------------    ----------------
Total income from investment operations                             (0.08)               0.28               0.17
--------------------------------------------------------     -----------------   ----------------    ----------------
Dividends from net investment income                                (0.40)              (0.77)             (0.50)
--------------------------------------------------------     -----------------   ----------------    ----------------
Total distributions                                                 (0.40)              (0.77)             (0.50)
--------------------------------------------------------     -----------------   ----------------    ----------------
Net asset value end of period                                $       8.70        $       9.18        $      9.67
--------------------------------------------------------     -----------------   ----------------    ----------------
Total return %                                                      (0.89)               3.01               1.80
--------------------------------------------------------     -----------------   ----------------    ----------------
Net assets end of period (000s)                              $    154,626        $    151,020        $    49,761
--------------------------------------------------------     -----------------   ----------------    ----------------
Ratio of expenses to average net assets %                            0.75 (d)*           0.75 (c)           0.75*
--------------------------------------------------------     -----------------   ----------------    ----------------
Ratio of net investment income to average net assets %               8.98*               8.25               7.90*
--------------------------------------------------------     -----------------   ----------------    ----------------
Portfolio turnover rate %                                              13                  13                 13
--------------------------------------------------------     -----------------   ----------------    ----------------


*   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 30, 1998.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.75% for the period ended December 31, 1999.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended June 30, 2000.

                                2000 Semi-Annual Report See accompanying notes 3

Statement of Assets and Liabilities

High Yield Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                      $     151,364
-----------------------------------------------------------------------    --------------
Interest and dividends receivable                                                  3,359
-----------------------------------------------------------------------    --------------
Manager reimbursement receivable                                                       4
-----------------------------------------------------------------------    --------------
Other assets                                                                           4
-----------------------------------------------------------------------    --------------
                                                                                 154,731
=======================================================================    ==============

Liabilities:
Accrued investment advisory fee                                                       33
-----------------------------------------------------------------------    --------------
Accrued administration fee                                                            47
-----------------------------------------------------------------------    --------------
Accrued distribution fee                                                               0
-----------------------------------------------------------------------    --------------
Accrued servicing fee                                                                 20
-----------------------------------------------------------------------    --------------
Other liabilities                                                                      5
-----------------------------------------------------------------------    --------------
                                                                                     105
=======================================================================    ==============

Net Assets                                                                 $     154,626
-----------------------------------------------------------------------    --------------

Net Assets Consist of:
Paid in capital                                                            $     169,310
-----------------------------------------------------------------------    --------------
Accumulated undistributed net realized (loss)                                     (2,364)
-----------------------------------------------------------------------    --------------
Net unrealized (depreciation)                                                    (12,320)
-----------------------------------------------------------------------    --------------
                                                                           $     154,626
=======================================================================    ==============

Net Assets:
Administrative Class                                                       $     154,626
-----------------------------------------------------------------------    --------------

Shares Issued and Outstanding:
Administrative Class                                                              17,783
-----------------------------------------------------------------------    --------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Administrative Class                                                       $        8.70
-----------------------------------------------------------------------    --------------

Cost of Investments Owned                                                  $     163,684
=======================================================================    ==============

4 See accompanying notes

Statement of Operations

High Yield Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

                                                                       -------------

Investment Income:
Interest                                                               $      7,097
-------------------------------------------------------------------    -------------
Dividends                                                                        60
-------------------------------------------------------------------    -------------
   Total Income                                                               7,157
===================================================================    =============

Expenses:
Investment advisory fees                                                        273
-------------------------------------------------------------------    -------------
Administration fees                                                             221
-------------------------------------------------------------------    -------------
Distribution and/or servicing fees - Administrative Class                        56
-------------------------------------------------------------------    -------------
Trustees' fees                                                                    4
-------------------------------------------------------------------    -------------
Organization costs                                                                1
-------------------------------------------------------------------    -------------
   Total Expenses                                                               555
-------------------------------------------------------------------    -------------
   Reimbursement by manager                                                      (1)
-------------------------------------------------------------------    -------------
   Net Expenses                                                                 554
-------------------------------------------------------------------    -------------

Net Investment Income                                                         6,603
===================================================================    =============

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments                                           (1,291)
-------------------------------------------------------------------    -------------
Net change in unrealized (depreciation) on investments                       (6,721)
-------------------------------------------------------------------    -------------

   Net (Loss)                                                                (8,012)
-------------------------------------------------------------------    -------------

Net (Decrease) in Assets Resulting from Operations                     $     (1,409)
===================================================================    =============

                                2000 Semi-Annual Report See accompanying notes 5

Statements of Changes in Net Assets

High Yield Bond Portfolio
June 30, 2000 (Unaudited)
Amounts in thousands

                                                                              -----------------      ------------------
                                                                               Six Months Ended              Year Ended
Increase (Decrease) in Net Assets from:                                           June 30, 2000       December 31, 1999

Operations:
Net investment income                                                         $         6,603         $           8,618
------------------------------------------------------------------------      ---------------         -----------------
Net realized gain (loss)                                                               (1,291)                     (986)
------------------------------------------------------------------------      ---------------         -----------------
Net change in unrealized appreciation (depreciation)                                   (6,721)                   (4,967)
------------------------------------------------------------------------      ---------------         -----------------
Net increase (decrease) resulting from operations                                      (1,409)                    2,665
========================================================================      ===============         =================

Distributions to Shareholders:
From net investment income
   Administrative Class                                                                (6,603)                   (8,620)
------------------------------------------------------------------------      ---------------         -----------------
Total Distributions                                                                    (6,603)                   (8,620)
========================================================================      ===============         =================

Portfolio Share Transactions:
Receipts for shares sold
   Administrative Class                                                                44,346                   120,685
------------------------------------------------------------------------      ---------------         -----------------
Issued as reinvestment of distributions
   Administrative Class                                                                 6,603                     9,322
------------------------------------------------------------------------      ---------------         -----------------
Cost of shares redeemed
   Administrative Class                                                               (39,331)                  (22,793)
------------------------------------------------------------------------      ---------------         -----------------
Net increase resulting from Portfolio share transactions                               11,618                   107,214
------------------------------------------------------------------------      ---------------         -----------------

Total Increase in Net Assets                                                  $         3,606         $         101,259
========================================================================      ===============         =================

Net Assets:
Beginning of period                                                                   151,020                    49,761
------------------------------------------------------------------------      ---------------         -----------------
End of period *                                                               $       154,626         $         151,020
------------------------------------------------------------------------      ---------------         -----------------

*Including net undistributed (overdistributed) investment income of:          $             0         $               0
------------------------------------------------------------------------      ---------------         -----------------

6  See accompanying notes

Schedule of Investments

High Yield Bond Portfolio
June 30, 2000 (Unaudited)


                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 92.4%
--------------------------------------------------------------------------------
Banking & Finance 5.6%
AmeriCredit Corp.
   9.875% due 04/15/2006                        $        500       $        487
Bay View Capital Corp.
   9.125% due 08/15/2007                                 750                574
Crown Castle International Corp.
   0.000% due 11/15/2007                               1,000                745
Fuji Bank
   9.870% due 12/31/2049(b)                              100                 97
Golden State Holdings
   6.750% due 08/01/2001                               1,000                972
Host Marriott LP
   8.375% due 02/15/2006                                 500                467
Imperial Credit Industries, Inc.
   9.875% due 01/15/2007                                 450                316
Mercury Finance Co.
  10.000% due 03/23/2001                                 800                756
  10.670% due 03/23/2001(b)                              350                340
Orion Power Holdings
  12.000% due 05/01/2010                                 500                520
Presidential Life Insurance Corp.
   7.875% due 02/15/2009                                 500                454
Reliance Group Holdings
   9.000% due 11/15/2000                               1,200                948
Sovereign Bancorp
   6.625% due 03/15/2001                                 500                491
Sumitomo Bank Treasury Co.
   9.400% due 12/29/2049(b)                              100                 98
Trizec Finance Ltd.
  10.875% due 10/15/2005                                 750                758
Willis Corroon Corp.
   9.000% due 02/01/2009                                 750                634
                                                                   -------------
                                                                          8,657
                                                                   =============
Industrials 79.9%
360 Networks, Inc.
  13.000% due 05/01/2008                                 500                503
Aaf-Mcquay, Inc.
   8.875% due 02/15/2003                                 500                432
Abbey Healthcare Group
   9.500% due 11/01/2002                                 700                686
Adelphia Business Solution
  12.250% due 09/01/2004                               1,000              1,015
Advanced Lighting
   8.000% due 03/15/2008                               1,150                845
AEI Holding Co.
  10.500% due 12/15/2005                               1,150                236
Allied Waste North America, Inc.
   7.625% due 01/01/2006                                 550                484
American Axle & Manufacturing, Inc.
   9.750% due 03/01/2009                                 750                703
American Standard, Inc.
   7.375% due 02/01/2008                                 500                455
Amerigas Partners LP
  10.125% due 04/15/2007                                 750                752
AMFM, Inc.
   8.125% due 12/15/2007                                 500                506
Amphenol Corp.
   9.875% due 05/15/2007                                 510                517
Applied Power, Inc.
   8.750% due 04/01/2009                                 700                728
Archibald Candy Corp.
  10.250% due 07/01/2004                                 500                365
AT&T Canada, Inc
   0.000% due 11/01/2007(c)                              350                308
Ball Corp.
   7.750% due 08/01/2006                                 650                614
   8.250% due 08/01/2008                                 250                236
Beckman Instruments, Inc.
   7.450% due 03/04/2008                               3,000              2,733
Benedek Communications Corp.
   1.000% due 05/15/2006(c)                            1,000                705
Beverly Enterprises, Inc.
   9.000% due 02/15/2006                                 900                751
Browning-Ferris Industries, Inc.
   6.100% due 01/15/2003                               1,250              1,111
Buckeye Technologies, Inc.
   8.000% due 10/15/2010                                 800                748
Building Materials Corp.
   7.750% due 07/15/2005                                 200                166
   8.625% due 12/15/2006                                 250                220
   8.000% due 10/15/2007                                 200                161
   8.000% due 12/01/2008                                 750                592
Cadmus Communications Corp.
   9.750% due 06/01/2009                                 750                731
Call-Net Enterprises, Inc.
   8.000% due 08/15/2008                                 200                117
   9.375% due 05/15/2009                                 400                248
Canadian Forest Oil Ltd.
   8.750% due 09/15/2007                               1,000                945
Century Communications Corp.
   0.000% due 03/15/2003                                 400                297
   8.750% due 10/01/2007                                 900                821
Chancellor AMFM, Inc.
   8.000% due 11/01/2008                                 500                504
Charter Communications Holding LLC
   8.250% due 04/01/2007                               1,000                887
Charter Communications Holdings Corp.
  10.000% due 04/01/2009                                 650                630
Circus Circus Enterprises
   6.750% due 07/15/2003                                 850                784
   9.250% due 12/01/2005                                 200                194
Clark R & M, Inc.
   8.375% due 11/15/2007                                 250                198
Clearnet Communications
   0.000% due 05/01/2009(c)                            1,000                605
Cliffs Drilling Co.
  10.250% due 05/15/2003                               1,250              1,259
Coltec Industries, Inc.
   7.500% due 04/15/2008                                 400                377
Columbia/HCA Healthcare
   6.910% due 06/15/2005                               1,000                914
   7.000% due 07/01/2007                                 700                620
Columbus McKinnon
   8.500% due 04/01/2008                                 250                216
Consolidated Container Co.
  10.125% due 07/15/2009                                 750                746
Container Corp. of America
  11.250% due 05/01/2004                               2,500              2,537
Cross Timbers Oil Co.
   9.250% due 04/01/2007                                 250                244
   8.750% due 11/01/2009                                 500                477
CSC Holdings, Inc.
   9.875% due 02/15/2013                                 900                928
Cumberland Farms
  10.500% due 10/01/2003                                 476                459
Dade International, Inc.
  11.125% due 05/01/2006                                 600                285
Diamond Cable Communication Co.
  13.250% due 09/30/2004                                 500                528
   0.000% due 12/15/2005(c)                              500                477
Dunlop Stand Aerospace Holdings
  11.875% due 05/15/2009                                 500                494
Echostar Communications Corp.
   9.250% due 02/01/2006                               1,250              1,222
Embotelladora Arica SA
   9.875% due 03/15/2006                               1,000              1,036
Emmis Communications Corp.
   8.125% due 03/15/2009                                 700                642
Extended Stay America
   9.150% due 03/15/2008                                 250                224
Extendicare Health Services
   9.350% due 12/15/2007                                 350                151
Federal-Mogul Corp.
   7.500% due 07/01/2004                                 150                116
   7.750% due 07/01/2006                                 350                255
Ferrellgas Partners LP
   9.375% due 06/15/2006                               1,000                965


                                2000 Semi-Annual Report See accompanying notes 7

High Yield Bond Portfolio
June 30, 2000 (Unaudited)



                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)

Fisher Scientific International
   7.125% due 12/15/2005                        $        500      $         447
   9.000% due 02/01/2008                               1,225              1,127
Focal Communications
  11.875% due 01/15/2010                                 500                505
Forest City Enterprises
   8.500% due 03/15/2008                                 850                774
Forest Oil Corp.
  10.500% due 01/15/2006                                 500                511
Fox/Liberty Networks LLC
   0.000% due 08/15/2007(c)                              750                611
Garden State Newspapers
   8.750% due 10/01/2009                                 850                756
   8.625% due 07/01/2011                                 250                219
Georgia Gulf Corp.
   7.625% due 11/15/2005                               1,500              1,438
Golden Northwest Aluminum
  12.000% due 12/15/2006                                 125                126
Gulf Canada Resources
   9.625% due 07/01/2005                                 350                354
Harrahs Operating Co., Inc.
   7.875% due 12/15/2005                                 700                660
Henry Co.
  10.000% due 04/15/2008                                 500                327
HMH Properties, Inc.
   7.875% due 08/01/2005                               1,350              1,255
   8.450% due 12/01/2008                                 150                140
Hollinger International Publishing
   8.625% due 03/15/2005                                 650                643
   9.250% due 02/01/2006                                 200                198
   9.250% due 03/15/2007                                 650                643
Holmes Products Corp.
   9.875% due 11/15/2007                                 500                352
Horseshoe Gaming Holding
   8.625% due 05/15/2009                               1,250              1,184
HS Resources, Inc.
   9.875% due 12/01/2003                                 500                501
   9.250% due 11/15/2006                                 700                684
Huntsman Chemicals Corp.
  10.125% due 07/01/2009                                 250                253
Huntsman Corp.
   9.500% due 07/01/2007                                 625                572
Huntsman ICI Chemicals LLC
  10.125% due 07/01/2009                                 200                202
Impsat Corp.
  12.375% due 06/15/2008                                 500                396
Insight Midwest/Insight Capital
   9.750% due 10/01/2009                                 500                492
Intermedia Communications, Inc.
   0.000% due 05/15/2006(c)                              500                465
International Game Technology
   7.875% due 05/15/2004                                 900                868
   8.375% due 05/15/2009                                 650                618
ISP Holdings, Inc.
   9.750% due 02/15/2002                                 500                489
   9.000% due 10/15/2003                                 700                655
J.Q. Hammons Hotels
   8.875% due 02/15/2004                                 250                219
John Q Hammons Hotels LP
   9.750% due 10/01/2005                                 100                 89
Jones Intercable, Inc.
   8.875% due 04/01/2007                                 250                254
Jupiters Ltd.
   8.500% due 03/01/2006                                 600                563
K-Mart Corp.
   8.130% due 12/16/2003                                 500                480
   9.780% due 01/05/2020                                 300                278
Keebler Corp.
  10.750% due 07/01/2006                               1,000              1,064
K-III Communications Co.
   8.500% due 02/01/2006                               1,250              1,184
KPNQWest BV
   8.125% due 06/01/2009                               1,250              1,181
L-3 Communications Corp.
  10.375% due 05/01/2007                                 700                716
Level 3 Communications, Inc.
  11.000% due 03/15/2008                               1,250              1,244
   9.125% due 05/01/2008                               1,400              1,261
Levi Strauss & Co.
   6.800% due 11/01/2003                                 750                615
Leviathan Gas Corp.
  10.375% due 06/01/2009                                 750                761
Lin Television Corp.
   8.375% due 03/01/2008                                 500                458
Loral Space & Communication Ltd.
   9.500% due 01/15/2006                                 500                365
Lyondell Chemical Co.
   9.625% due 05/01/2007                               1,000                988
Mail-Well Corp.
   8.750% due 12/15/2008                                 875                739
Mark IV Industries, Inc.
   7.500% due 09/01/2007                               1,000                766
Market Hub Partners
   8.250% due 03/01/2008                               1,000                935
Marsh Supermarkets, Inc.
   8.875%due08/01/2007                                 1,000                935
McLeodUSA, Inc.
   0.000% due 03/01/2007(c)                            1,585              1,316
   8.375% due 03/15/2008                                 500                463
   9.500% due 11/01/2008                                 250                246
   8.125% due 02/15/2009                               1,600              1,448
Metromedia Fiber Network, Inc.
  10.000% due 11/15/2008                                 750                743
  10.000% due 12/15/2009                                 600                594
Metronet Communications
   0.000% due 06/15/2008(c)                              200                163
MGM Grand, Inc.
   6.950% due 02/01/2005                                 750                706
MJD Communications, Inc.
   9.500% due 05/01/2008                                 850                761
Nextel Communications, Inc.
   9.375% due 11/15/2009                               1,750              1,680
Nextel Partners, Inc.
   0.000% due 02/01/2009(c)                              487                338
Nextlink Communications, Inc.
  10.750% due 06/01/2009                                 750                743
NL Industries, Inc.
  11.750% due 10/15/2003                               1,000              1,025
Nortek, Inc.
   9.125% due 09/01/2007                                 500                465
   8.875% due 08/01/2008                                 750                683
NTL, Inc.
   0.000% due 02/01/2006(c)                              750                696
  11.500% due 10/01/2008                                 400                400
Octel Developments PLC
  10.000% due 05/01/2006                               1,250              1,150
Orion Network Systems, Inc.
  11.250% due 01/15/2007                                 400                244
   0.000% due 01/15/2007(c)                              400                166
Owens-Illinois, Inc.
   7.850% due 05/15/2004                                 900                855
P&L Coal Holdings
   8.875% due 05/15/2008                               1,400              1,327
Packaging Corp. of America
   9.625% due 04/01/2009                                 400                399
Packard Bioscience Co.
   9.375% due 03/01/2007                                 350                320
Perry-Judd
  10.625% due 12/15/2007                                 250                211
Petroleos Mexicanos
   8.401% due 07/15/2005(b)                              300                300
Pharmerica, Inc.
   8.375% due 04/01/2008                               1,500                893
Phar-Mor, Inc.
  11.720% due 09/11/2002                                 150                131
Physician Sales and Service, Inc.
   8.500% due 10/01/2007                                 375                347
Piedmont Aviation
  10.250% due 03/28/2005                                 400                385

8  See accompanying notes

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)

Pioneer National Resources
   8.875% due 04/15/2005                       $         250       $        253
   8.250% due 08/15/2007                                 250                244
   6.500% due 01/15/2008                                 650                561
Pioneer Natural Resources Co.
   9.625% due 04/01/2010                                 750                776
Polymer Group, Inc.
   9.000% due 07/01/2007                                 750                641
   8.750% due 03/01/2008                                 900                752
Price Communications Wireless, Inc.
   9.125% due 12/15/2006                                 500                508
Pride International, Inc.
   9.375% due 05/01/2007                                 600                602
Qwest Communications International, Inc.
   0.000% due 10/15/2007(c)                              800                673
   0.000% due 02/01/2008(c)                              610                482
R & B Falcon Corp.
   6.500% due 04/15/2003                                 500                463
   9.125% due 12/15/2008                               1,000                995
R.H. Donnelly, Inc.
   9.125% due 06/01/2008                                 125                118
Renaissance Media Group
   0.000% due 04/15/2008(c)                              100                 69
Rexene Corp.
  11.750% due 12/01/2004                               1,000              1,020
Rogers Cantel Mobile Communications, Inc.
   9.375% due 06/01/2008                               1,000              1,033
Rogers Cantel, Inc.
   8.300% due 10/01/2007                               1,500              1,474
Safety-Kleen Services
   9.250% due 06/01/2008(d)                            1,450                123
   9.250% due 05/15/2009(d)                              250                  6
Salem Communications
   9.500% due 10/01/2007                                 900                851
SC International Services, Inc.
   9.250% due 09/01/2007                                 800                764
Scotts Co.
   8.625% due 01/15/2009                                 500                482
Sequa Corp.
   9.000% due 08/01/2009                               1,000                965
Silgan Holdings, Inc.
   9.000% due 06/01/2009                               1,250              1,187
Smithfield Foods
   7.625% due 02/15/2008                                 275                248
Station Casinos, Inc.
   9.750% due 04/15/2007                                 550                553
   8.875% due 12/01/2008                                 250                239
Stone Container Corp.
  10.750% due 10/01/2002                                 750                764
Telewest Communications PLC
   9.625% due 10/01/2006                                 400                378
   0.000% due 10/01/2007  (b)(c)                       1,000                953
   0.000% due 04/15/2009(c)                              500                271
   9.875% due 02/01/2010                                 250                234
Tenet Healthcare Corp.
   7.875% due 01/15/2003                                 500                490
   8.625% due 12/01/2003                                 250                248
   8.000% due 01/15/2005                                 250                241
TFM SA
  10.250% due 06/15/2007                                 400                355
TFM SA de CV
   0.000% due 06/15/2009(c)                              600                412
Total Renal Care Holdings
   7.000% due 05/15/2009                                 800                543
Trans-Resources, Inc.
  10.750% due 03/15/2008                                 350                 72
Triad Hospitals, Inc.
  11.000% due 05/15/2009                                 500                514
TV Guide, Inc.
   8.125% due 03/01/2009                               1,100              1,103
U.S. Air, Inc.
   9.625% due 09/01/2003                                 325                312
   9.330% due 01/01/2006                                 120                111
United Defense Industry, Inc.
   8.750% due 11/15/2007                                 150                140
United Pan-Europe Communication NV
   0.000% due 07/15/2008(c)                               750               476
   0.000% due 02/01/2009(c)                             1,100               644
  10.875% due 08/01/2009                                1,250             1,094
United Refining Co.
  10.750% due 06/15/2007                                 500                302
Vectura Group, Inc.
  10.250% due 06/30/2008                                 200                165
Vintage Petroleum
   9.000% due 12/15/2005                                 500                500
Voicestream Wireless Holding Corp.
  10.375% due 11/15/2009                                 600                624
Western Gas Resources, Inc.
  10.000% due 06/15/2009                                 750                778
Westpoint Stevens, Inc.
   7.875% due 06/15/2005                                 500                420
   7.875% due 06/15/2008                                 300                240
Williams Communications Group, Inc.
  10.700% due 10/01/2007                               1,300              1,297
  10.875% due 10/01/2009                                 250                246
World Color Press, Inc.
   8.375% due 11/15/2008                                 700                677
   7.750% due 02/15/2009                                 250                232
Worldwide Fiber, Inc.
  12.000% due 08/01/2009                                 500                475
Young Broadcasting, Inc.
   9.000% due 01/15/2006                                 300                284
   8.750% due 06/15/2007                                 550                509
                                                                   -------------
                                                                        123,649
                                                                   =============
Utilities 6.9% AES Corp.
  10.250% due 07/15/2006                                 500                501
   8.500% due 11/01/2007                                 100                 92
   9.500% due 06/01/2009                                 500                492
Azurix Corporation
  10.375%due02/15/2007                                   700                679
Calpine Corp.
   9.250% due 02/01/2004                               1,000              1,000
  10.500% due 05/15/2006                                 175                183
   8.750% due 07/15/2007                                 300                304
   7.875% due 04/01/2008                                 600                575
   7.750% due 04/15/2009                                 200                190
CMS Energy
   8.125% due 05/15/2002                                 500                494
Flag Ltd.
   8.250% due 01/30/2008                               1,800              1,602
ITC Deltacom, Inc.
   8.875% due 03/01/2008                                 350                322
Nextlink Communications
  10.500% due 12/01/2009                                 250                246
Nextlink Communications, Inc.
   0.000% due 12/01/2009(c)                            1,500                870
North Atlantic Energy
   9.050% due 06/01/2002                                 302                301
Philippine Long Distance Telephone Co.
  10.500% due0 4/15/2009                                 750                671
Qwest Communications International, Inc.
   7.500% due 11/01/2008                                 500                486
Rural Cellular Corp.
   9.625% due 05/15/2008                                 400                390
Sprint Spectrum LP
  11.000% due 08/15/2006                                 500                538
Telekomunikacja Polska SA
   7.750% due 12/10/2008                                 750                692
                                                                   -------------
                                                                         10,628
                                                                   -------------
Total Corporate Bonds & Notes
(Cost $155,054)                                                         142,934
                                                                   =============

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 0.7%
--------------------------------------------------------------------------------
Other Mortgage-Backed Securities 0.7%
Sasco Floating Rate Commercial Mortgage
   7.160% due 04/25/2003(b)                            1,100              1,072
                                                                   -------------
Total Mortgage-Backed Securities
(Cost $998)                                                               1,072
                                                                   =============

                               2000 Semi-Annual Report  See Accompanying Notes 9

High Yield Bond Portfolio
June 20, 2000 (Unaudited)

                                                   Principal
                                                    Amount              Value
                                                    (000s)             (000s)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.4%
--------------------------------------------------------------------------------
Airplanes Pass Through Trust
  10.875% due 03/15/2019                            $    593           $    482
Conseco Finance
   9.300%due10/15/2030                                 1,300              1,317
Morgan Stanley Aircraft Finance
   8.700% due 03/15/2023                                 500                436
                                                                   -------------
Total Asset-Backed Securities
(Cost $2,381)                                                             2,235
                                                                   =============

--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 1.1%
--------------------------------------------------------------------------------
Industrial 0.8%
Hercules Trust VI
   8.730% due 12/29/2000(b)                        1,250,000              1,250
Hilton Hotels Corp.
   5.000% due 05/15/2006                                 500                397
                                                                   -------------
Total Convertible Bonds & Notes
(Cost $1,625)                                                             1,647
                                                                   =============
--------------------------------------------------------------------------------
PREFERRED STOCK 1.1%
--------------------------------------------------------------------------------
                                                      Shares
CSC Holdings, Inc.
  11.125% due 04/01/2008                               3,197                337
Fresenius Medical Care
   9.000% due 12/01/2006                                 600                571
   7.875% due 02/01/2008                                 850                759
                                                                   -------------
Total Preferred Stock
(Cost $1,817)                                                             1,667
                                                                   =============
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.2%
--------------------------------------------------------------------------------
                                                   Principal
                                                      Amount
                                                      (000s)
Commercial Paper 1.0%
Banc One Australia Ltd.
   6.560% due 09/15/2000                             $   400                395
General Electric Capital Corp.
   6.620% due 09/06/2000                                 200                197
   6.610% due 09/06/2000                                 100                 99
IBM Corp.
   6.180% due 07/07/2000                                 100                100
Motorola, Inc.
   6.540% due 08/23/2000                                 500                495
UBS AG
   6.600% due 09/05/2000                                 200                198
                                                                   -------------
                                                                          1,484
                                                                   =============
Repurchase Agreement 0.2%
State Street Bank
   5.850% due 07/03/2000                                 325                325
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.030% due 08/06/2001 valued at $335.
    Repurchase proceeds are $325.)
                                                                   -------------
Total Short-Term Instruments
(Cost $1,809)                                                             1,809
                                                                   =============

Total Investments (a) 97.9%
(Cost $163,684)                                                      $  151,364


Other Assets and Liabilities (Net) 2.1%                                   3,262
                                                                   -------------
Net Assets 100.0%                                                    $  154,626
                                                                   =============

================================================================================
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $      542

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (12,862)
                                                                   -------------
Unrealized depreciation-net                                          $  (12,320)
                                                                   =============

(b) Variable rate security. The rate listed is as of June 30, 2000.

(c) Security becomes interest bearing at a future date.

(d) Security is in default.


10  See accompanying notes

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The High Yield Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1998.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.


                                                   2000 Semi-Annual Report    11

June 30, 2000 (Unaudited)


Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for Institutional and Administrative Classes is charged at the annual rate of 0.35%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                        Effective 04/01/2000                      to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                           0.25%                              0.50%
Administrative Fee                     0.35%                              0.25%
Service Fee                            0.15%                                --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) expenses such as organizational expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points. PIMCO may be reimbursed for these waived amounts in future periods, to limit the expenses (calculated as a percentage of Portfolio's average daily net assets attributable to each class):

                         Institutional Class               Administrative Class
--------------------------------------------------------------------------------

High Yield Bond Portfolio              0.60%                              0.75%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                U.S. Government/Agency          All Other
                               -------------------------------------------------
                               Purchases        Sales    Purchases        Sales
--------------------------------------------------------------------------------
High Yield Bond Portfolio       $      0     $      0   $   36,164    $  17,504

5. Federal Income Tax Matters

As of December 31, 1999 High Yield Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $175,001 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                             Capital Loss Carryforwards
                                      ------------------------------------------
                                         Realized Losses            Expiration
--------------------------------------------------------------------------------

High Yield Bond Portfolio                   $     75,638            12/31/2006
                                                 821,912            12/31/2007

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                 High Yield Bond Portfolio
                                                                 -------------------------------------------------------
                                                                 Period Ended    06/30/2000    Year Ended     12/31/1999
                                                                       Shares        Amount        Shares         Amount
                                                                 -------------------------------------------------------
Receipts for shares sold
   Administrative Class                                                 5,017    $   44,346        12,749      $ 120,685
---------------------------------------------------------------  -------------------------------------------------------
Issued as reinvestment of distributions
   Administrative Class                                                   751         6.603           996          9,322
---------------------------------------------------------------  -------------------------------------------------------
Cost of shares redeemed
   Administrative Class                                                (4,439)      (39,331)       (2,437)       (22,793)
---------------------------------------------------------------  -------------------------------------------------------
Net increase resulting from Portfolio share transactions                1,329    $   11,618        11,308      $ 107,214
===============================================================  =======================================================


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                              Number        % of Portfolio Held
--------------------------------------------------------------------------------
High Yield Bond Portfolio                          1                         97

7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.



                                                     2000 Semi-Annual Report  13

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York



Trustees and Officers
      Brent R. Harris, Chairman and Trustee
      R. Wesley Burns, President and Trustee
      Guilford C. Babcock, Trustee
      E. Philip Cannon, Trustee
      Vern O. Curtis, Trustee
      J. Michael Hagan, Trustee
      Thomas P. Kemp, Sr., Trustee
      William J. Popejoy, Trustee
      Garlin G. Flynn, Secretary
      John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                        LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                             -------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter......................................................................  1
Financial Highlights...................................................................  3
Statement of Assets and Liabilities ...................................................  4
Statement of Operations................................................................  5
Statements of Changes in Net Assets....................................................  6
Statement of Cash Flows................................................................  7
Notes to Financial Statements..........................................................  9

                                                                                      Fund           Schedule of
                                                                                      Summary        Investments
Long-Term U.S. Government Bond Portfolio (Institutional Class).........................  2                8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                   2000 Semi-Annual Report     1

Long-Term U.S. Government Bond Portfolio

--------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent U.S. Treasury investment management

Portfolio:
Primarily long-term maturity fixed income securities

Duration:
10.43 years

Total Net Assets:
$8.3 million

--------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------

Sector Breakdown:*

[GRAPH]

U.S. Treasury Obligations     54.0%
   Short-Term Instruments     26.4%
Corporate Bonds and Notes      9.5%
 U.S. Government Agencies      7.0%
                    Other      3.1%

Quality Breakdown:*

[GRAPH]

AAA                           70.5%
 AA                           12.0%
  A                            7.2%
BBB                           10.3%


*% of Total Investments as of June 30, 2000

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------

 . The Long-Term U.S. Government Bond Portfolio Institutional Class' total return investment performance since inception on April 10, 2000 through June 30, 2000 was -0.59%.

 . The Portfolio's below-benchmark duration detracted from performance as long-term Treasuries rallied.

 .  Emphasis on longer maturities was positive for the Portfolio as long-term
   Treasuries rallied and the yield curve inverted.

 . An underweight in Treasuries hurt performance as long Treasuries benefited from the buyback program.

Financial Highlights

Long-Term U.S. Government Bond Portfolio (Institutional Class)
June 30, 2000 (Unaudited)


Selected Per Share Data for the Year or Period Ended:     06/30/2000(b)
                                                          ----------------
Net asset value beginning of period                        $     9.90
---------------------------------------------------------  ---------------
Net investment income (a)                                        0.13
---------------------------------------------------------  ---------------
Net realized / unrealized (loss) on investments(a)              (0.19)
---------------------------------------------------------  ---------------
Total income from investment operations                         (0.06)
---------------------------------------------------------  ---------------
Dividends from net investment income                            (0.13)
---------------------------------------------------------  ---------------
Total distributions                                             (0.13)
---------------------------------------------------------  ---------------
Net asset value end of period                              $     9.71
---------------------------------------------------------  ---------------
Total return %                                                  (0.59)
---------------------------------------------------------  ---------------
Net assets end of period (000s)                            $    2,151
---------------------------------------------------------  ---------------
Ratio of expenses to average net assets %*                       0.50(c)
---------------------------------------------------------  ---------------
Ratio of net investment income to average net assets %*          6.04
---------------------------------------------------------  ---------------
Portfolio turnover rate %                                         299
---------------------------------------------------------  ---------------


*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 10, 2000.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended June 30, 2000.


                            2000 Semi-Annual Report See accompanying notes     3

Statement of Assets and Liabilities

Long-Term U.S. Government Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts


Assets:
Investments, at value                                                  $      12,587
-------------------------------------------------------------------    -------------
Cash                                                                               1
-------------------------------------------------------------------    -------------
Interest and dividends receivable                                                213
-------------------------------------------------------------------    -------------
Variation margin receivable                                                        2
-------------------------------------------------------------------    -------------
Manager reimbursement receivable                                                   2
-------------------------------------------------------------------    -------------
                                                                              12,805
===================================================================    =============

Liabilities:

Payable for investments purchased                                      $         100
-------------------------------------------------------------------    -------------
Payable for financing transactions                                             4,375
-------------------------------------------------------------------    -------------
Accrued investment advisory fee                                                    2
-------------------------------------------------------------------    -------------
Accrued administration fee                                                         2
-------------------------------------------------------------------    -------------
Accrued distribution fee                                                           0
-------------------------------------------------------------------    -------------
Accrued servicing fee                                                              1
-------------------------------------------------------------------    -------------
                                                                               4,480
===================================================================    =============

Net Assets                                                             $       8,325
===================================================================    =============

Net Assets Consist of:

Paid in capital                                                        $       8,421
-------------------------------------------------------------------    -------------
Undistributed (overdistributed) net investment income                              0
-------------------------------------------------------------------    -------------
Accumulated undistributed net realized (loss)                                    (36)
-------------------------------------------------------------------    -------------
Net unrealized (depreciation)                                                    (60)
-------------------------------------------------------------------    -------------
                                                                       $       8,325
===================================================================    =============

Net Assets:

Institutional Class                                                    $       2,151
-------------------------------------------------------------------    -------------
Administrative Class                                                   $       6,174
-------------------------------------------------------------------    -------------

Shares Issued and Outstanding:

Institutional Class                                                              222
-------------------------------------------------------------------    -------------

Net Asset Value and Redemption Price Per Share
     (Net Assets Per Share Outstanding)

Institutional Class                                                    $        9.71
-------------------------------------------------------------------    -------------

Cost of Investments Owned                                              $      12,658
===================================================================    =============

4 See accompanying notes

Statement of Operations

Long-Term U.S. Government Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands


Investment Income:
Interest                                                                           $         248
------------------------------------------------------------------------------     -------------
     Total Income                                                                            248
==============================================================================     =============

Expenses:

Investment advisory fees                                                                      12
------------------------------------------------------------------------------     -------------
Administration fees                                                                           10
------------------------------------------------------------------------------     -------------
Distribution and/or servicing fees - Administrative Class                                      2
------------------------------------------------------------------------------     -------------
     Total Expenses                                                                           24
------------------------------------------------------------------------------     -------------

Net Investment Income                                                                        224
==============================================================================     =============

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                             106
------------------------------------------------------------------------------     -------------
Net realized gain on futures contracts and written options                                    17
------------------------------------------------------------------------------     -------------
Net change in unrealized appreciation on investments                                         269
------------------------------------------------------------------------------     -------------
Net change in unrealized appreciation on futures contracts and written options                11
------------------------------------------------------------------------------     -------------

     Net Gain                                                                                403
------------------------------------------------------------------------------     -------------

Net Increase in Assets Resulting from Operations                                   $         627
==============================================================================     =============

                            2000 Semi-Annual Report See accompanying notes     5

Statements of Changes in Net Assets

Long-Term U.S. Government Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands


                                                                                Six Months Ended    Period from April 30, 1999
Increase (Decrease) in Net Assets from:                                            June 30, 2000          to December 31, 1999

Operations:
Net investment income                                                               $       224            $              248
----------------------------------------------------------------------------   ----------------    --------------------------
Net realized gain (loss)                                                                    123                          (159)
----------------------------------------------------------------------------   ----------------    --------------------------
Net change in unrealized appreciation (depreciation)                                        280                          (340)
----------------------------------------------------------------------------   ----------------    --------------------------
Net increase (decrease) resulting from operations                                           627                          (251)
============================================================================   ================    ==========================

Distributions to Shareholders:

From net investment income
     Institutional Class                                                                    (29)                            0
----------------------------------------------------------------------------   ----------------    --------------------------
     Administrative Class                                                                  (195)                         (248)
----------------------------------------------------------------------------   ----------------    --------------------------

Total Distributions                                                                        (224)                         (248)
============================================================================   ================    ==========================

Portfolio Share Transactions:

Receipts for shares sold
     Institutional Class                                                                  2,162                             0
----------------------------------------------------------------------------   ----------------    --------------------------
     Administrative Class                                                                 1,602                        12,755
----------------------------------------------------------------------------   ----------------    --------------------------
Issued as reinvestment of distributions
     Institutional Class                                                                     31                             0
----------------------------------------------------------------------------   ----------------    --------------------------
     Administrative Class                                                                   193                           234
----------------------------------------------------------------------------   ----------------    --------------------------
Cost of shares redeemed
     Administrative Class                                                                (3,239)                       (5,317)
----------------------------------------------------------------------------   ----------------    --------------------------
Net increase resulting from Portfolio share transactions                                    749                         7,672
----------------------------------------------------------------------------   ----------------    --------------------------

Total Increase in Net Assets                                                        $     1,152            $            7,173
============================================================================   ================    ==========================

Net Assets:

Beginning of period                                                                       7,173                             0
----------------------------------------------------------------------------   -----------------   --------------------------
End of period *                                                                     $     8,325            $            7,173
----------------------------------------------------------------------------   -----------------   --------------------------

*Including net undistributed (overdistributed) investment income of:                $         0            $                0
----------------------------------------------------------------------------   -----------------   --------------------------

6    See accompanying notes

Statement of Cash Flows

Long-Term U.S. Government Bond Portfolio
June 30, 2000 (Unaudited)
Amounts in thousands

Increase (Decrease) in Cash from:

Financing Activities
Sales of Portfolio shares                                         $      3,763
---------------------------------------------------------------   ------------
Redemptions of Portfolio shares                                         (3,238)
---------------------------------------------------------------   ------------
Cash distributions paid                                                      0
---------------------------------------------------------------   ------------
Proceeds from financing transactions                                     1,082
---------------------------------------------------------------   ------------
Net increase (decrease) from financing activities                        1,607
===============================================================   ============

Operating Activities

Purchases of long-term securities                                      (23,970)
---------------------------------------------------------------   ------------
Proceeds from sales of long-term securities                             21,831
---------------------------------------------------------------   ------------
Purchases of short-term securities (net)                                   344
---------------------------------------------------------------   ------------
Net investment income                                                      224
---------------------------------------------------------------   ------------
Change in other receivables/payables (net)                                 (35)
---------------------------------------------------------------   ------------
Net increase (decrease) from operating activities                       (1,606)
===============================================================   ============

Net Increase in Cash and Foreign Currency                                    1
---------------------------------------------------------------   ------------

Cash and Foreign Currency

Beginning of period                                                          0
---------------------------------------------------------------   ------------
End of period                                                     $          1
---------------------------------------------------------------   ------------

                                                2000 Semi-Annual Report        7

Schedule of Investments

Long-Term U.S. Government Bond Portfolio
June 30, 2000 (Unaudited)

                                                    Principal
                                                       Amount           Value
                                                       (000s)          (000s)
-----------------------------------------------------------------------------
CORPORATE BONDS & NOTES 14.4%
-----------------------------------------------------------------------------
Banking & Finance 8.4%
AESOP Funding II LLC
     6.220% due 10/20/2001                          $    100        $    100
Bank One Corp.
     6.792% due 05/07/2002 (d)                           200             200
Ford Motor Credit Corp.
     7.110% due 06/02/2003 (d)                           200             200
General Motors Acceptance Corp.
     6.950% due 03/10/2003 (d)                           200             200
                                                                    ---------
                                                                         700
                                                                    =========
Industrials 2.4%
Vodafone AirTouch PLC
     6.961% due 12/19/2001 (d)                           200             200
                                                                    ---------

Utilities 3.6%
Worldcom, Inc.
     7.050% due 11/26/2001 (d)                           300             300
                                                                    ---------
Total Corporate Bonds & Notes                                          1,200
(Cost $1,198)                                                       =========

-----------------------------------------------------------------------------
U.S GOVERNMENT AGENCIES 10.5%
-----------------------------------------------------------------------------
Financing Corp.
     10.700% due 10/06/2017                              650             875
                                                                    ---------
Total U.S. Government Agencies                                           875
(Cost $950)                                                         =========

-----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 81.5%
-----------------------------------------------------------------------------
Treasury Inflation Protected Securities
     3.625% due 07/15/2002 (b)(c)                        107             106
U.S. Treasury Bonds
     11.250% due 02/15/2015                              340             500
     8.875% due 02/15/2019                             1,650           2,120
     6.000% due 02/15/2026                             1,000             978
     8.750% due 08/15/2020                             2,400           3,080
                                                                    ---------
Total U.S. Treasury Obligations                                        6,784
(Cost $6,784)                                                       =========

-----------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 0.8%
-----------------------------------------------------------------------------
Collateralized Mortgage Obligations 0.8%
Federal Home Loan Mortgage Corp.
     6.000% due 05/15/2029                                86              68
                                                                    ---------
Total Mortgage-Backed Securities                                          68
(Cost $65)                                                          =========

-----------------------------------------------------------------------------
ASSET-BACKED SECURITIES 2.9%
-----------------------------------------------------------------------------
SMS Student Loan Trust
     6.406% due 10/27/2025 (d)                           250             242
                                                                    ---------
Total Asset-Backed Securities                                            242
(Cost $244)                                                         =========

-----------------------------------------------------------------------------
SOVEREIGN ISSUES 1.1%
-----------------------------------------------------------------------------
Federal Home Loan Bank
     5.950% due 12/10/2008                               100              91
                                                                    ---------
Total Sovereign Issues                                                    91
(Cost $90)                                                          =========

-----------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 40.0%
-----------------------------------------------------------------------------
Commercial Paper 37.2%
American Express Credit Corp.
     6.550% due 07/10/2000                               300             300
Associates Corp. of North America
     6.350% due 07/12/2000                               300             300
AT&T Corp.
     6.510% due 07/11/2000                               100             100
Bombardier Capital, Inc.
     6.780% due 07/26/2000                               300             299
Dominion Resources
     6.870% due 07/06/2000                            $  300        $    300
Edison Mission Midwest Holdings
     6.780% due 07/19/2000                               300             299
General Electric Capital Corp.
     6.540% due 07/31/2000                               200             199
General Motors Acceptance Corp.
     6.140% due 07/12/2000                               300             300
Lucent Technology, Inc.
     6.500% due 07/05/2000                               200             200
Minnesota Co.
     6.550% due 09/13/2000                               200             197
Procter & Gamble Co.
     6.550% due 07/17/2000                               200             199
Sumitomo Bank
     6.730% due 07/05/2000                               400             400
                                                                    ---------
                                                                       3,093
                                                                    =========

Repurchase Agreement 2.8%
State Street Bank
     5.850% due 07/03/2000                               234             234
     (Dated 06/30/2000. Collateralized by
     Federal National Mortgage Association
     6.100% 08/10/2001 valued at $239.
     Repurchase proceeds are $234.)
                                                                    ---------
Total Short-Term Instruments                                           3,327
(Cost $3,327)                                                       =========

Total Investments (a) 151.2%                                        $ 12,587
(Cost $12,658)

Other Assets and Liabilities (Net) (51.2%)                            (4,262)
                                                                    ---------
Net Assets 100.0%                                                   $  8,325
                                                                    =========


Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $     23

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (94)
                                                                    ---------
Unrealized depreciation-net                                         $    (71)
                                                                    =========
(b) Securities with an aggregate market value of $106 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:


                                                         # of      Unrealized
Type                                                Contracts    Appreciation
-----------------------------------------------------------------------------
U.S. Treasury 10 Year Note (09/2000)                        8    $          8
U.S. Treasury 30 Year Bond (09/2000)                        1               3
                                                                 ------------
                                                                 $         11
                                                                 ============

(c) Subject to a financing transaction.

(d) Variable rate security. The rate listed is as of June 30, 2000.

8    See accompanying notes

Notes to Financial Statements

June 30, 2000 (Unaudited)

1. Organization

The Long-Term U.S. Government Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

                                                   2000 Semi-Annual Report     9

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                               From 01/01/2000
                                        Effective 04/01/2000     to 03/31/2000
------------------------------------------------------------------------------

Advisory Fee                                           0.25%             0.40%
Administrative Fee                                     0.25%             0.25%
Service Fee                                            0.15%               --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                   Institutional Class     Administrative Class
-------------------------------------------------------------------------------

Long Term U.S. Gov't
   Bond Portfolio                                0.50%                    0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):


                                        U.S. Government/Agency              All Other
                                       ---------------------------------------------------
                                         Purchases       Sales       Purchases       Sales
------------------------------------------------------------------------------------------
Long-Term U.S. Gov't
   Bond Portfolio                         $ 22,870    $ 21,808       $     999       $   0

June 30, 2000 (Unaudited)

5. Federal Income Tax Matters

As of December 31, 1999, Long-Term U.S. Government Bond Portfolio had remaining capital loss carryforwards that were realized during the current year (amounts in thousands):

                                  Capital Loss Carryforwards
                             -----------------------------------
                             Realized Losses          Expiration
----------------------------------------------------------------
Long-Term U.S. Government
   Bond Portfolio                 $  158,700          12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                       Long-Term U.S. Government Bond Portfolio
                                                                                   ------------------------------------------------
                                                                                   Period Ended 06/30/2000   Period from 04/30/1999
                                                                                                                      to 12/31/1999
                                                                                     Shares         Amount    Shares         Amount
                                                                                   ------------------------------------------------
Receipts for shares sold

   Institutional Class                                                                 218        $ 2,162         0       $      0
--------------------------------------------------------------------------------   -----------------------------------------------
   Administrative Class                                                                172          1,602     1,319         12,755
--------------------------------------------------------------------------------   -----------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                                   3             31         0              0
--------------------------------------------------------------------------------   -----------------------------------------------
   Administrative Class                                                                 20            193        25            234
--------------------------------------------------------------------------------   -----------------------------------------------

Cost of shares redeemed

   Administrative Class                                                               (334)        (3,239)     (566)        (5,317)
--------------------------------------------------------------------------------   -----------------------------------------------

Net increase resulting from Portfolio share transactions                                79        $   749       778       $  7,672
================================================================================   ===============================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                              Number     % of Portfolio Held
------------------------------------------------------------

Long-Term U.S. Government
   Bond Portfolio                  3                     100

7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

                                                      2000 Semi-Annual Report 11

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York


Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                        LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                                ----------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter...................................................... 1
Financial Highlights................................................... 3
Statement of Assets and Liabilities.................................... 4
Statement of Operations................................................ 5
Statements of Changes in Net Assets.................................... 6
Statement of Cash Flows................................................ 7
Notes to Financial Statements.......................................... 9

                                                                     Fund            Schedule of
                                                                     Summary         Investments
Long-Term U.S. Government Bond Portfolio (Administrative Class).....    2                  8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000


                                                   2000 Semi-Annual Report     1

Long-Term U.S. Government Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily long-term maturity fixed income securities

Duration:
10.43 years

Total Net Assets:
$8.3 million

Sector Breakdown:*

[GRAPH]

U.S. Treasury Obligations      54.0%

   Short-Term Instruments      26.4%

Corporate Bonds and Notes       9.5%

 U.S. Government Agencies       7.0%

                    Other       3.1%


Quality Breakdown:*

[GRAPH]

AAA 70.5%

 AA 12.0%

  A  7.2%

BBB 10.3%

*% of Total Investments as of June 30, 2000

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 2000

                                Administrative
                                    Class                  Lehman Long-Term
                              (Incep. 4/30/1999)           Treasury Index
--------------------------------------------------------------------------------
6 Months                             8.35%                      9.13%
1 Year                               6.20%                      6.70%
Since Inception*                     3.18%                       --

*Annualized

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
$10,000 invested at inception

                                    [GRAPH]

                     Month         Long-Term           Lehman
                                   U.S. Gov't       Brothers Int.
                                      Bond            & 20+Year
                                   Portfolio          Treasury
                                                        Index
                  ==========       ==========       =============
                  04/30/1999        10,000             10,000
                  05/31/1999         9,882              9,843
                  06/30/1999         9,766              9,739
                  07/31/1999         9,730              9,692
                  08/31/1999         9,672              9,654
                  09/30/1999         9,758              9,726
                  10/31/1999         9,754              9,731
                  11/30/1999         9,686              9,665
                  12/31/1999         9,572              9,521
                  01/31/2000         9,680              9,657
                  02/29/2000         9,944              9,949
                  03/31/2000        10,257             10,289
                  04/30/2000        10,164             10,207
                  05/31/2000        10,119             10,170
                  06/30/2000        10,372             10,391

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1999, the first full month following the Portfolio's inception on 4/30/1999, compared to the Lehman Long-Term Treasury Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Long-Term U.S. Government Bond Portfolio total return investment performance was 8.35% over the six-month period ended June 30, 2000, versus the 9.13% return of its benchmark, the Lehman Long-Term Treasury Index.

 .    The Portfolio's below-benchmark duration detracted from performance as long-term Treasuries rallied. o Emphasis on longer maturities was positive for the Portfolio as long-term Treasuries rallied and the yield curve inverted.

 .    An underweight in Treasuries hurt performance as long Treasuries benefited from the buyback program.

Financial Highlights

Long-Term U.S. Government Bond Portfolio (Administrative Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:                            06/30/2000      12/31/1999(b)
                                                                                 ----------      --------------
Net asset value beginning of period                                              $     9.22      $    10.00
------------------------------------------------------------------------------   -----------     --------------
Net investment income (a)                                                              0.27            0.36
------------------------------------------------------------------------------   -----------     --------------
Net realized / unrealized gain (loss) on investments (a)                               0.49           (0.78)
------------------------------------------------------------------------------   -----------     --------------
Total income from investment operations                                                0.76           (0.42)
------------------------------------------------------------------------------   -----------     --------------
Dividends from net investment income                                                  (0.27)          (0.36)
------------------------------------------------------------------------------   -----------     --------------
Total distributions                                                                   (0.27)          (0.36)
------------------------------------------------------------------------------   -----------     --------------
Net asset value end of period                                                    $     9.71      $     9.22
------------------------------------------------------------------------------   -----------     --------------
Total return %                                                                         8.35           (4.28)
------------------------------------------------------------------------------   -----------     --------------
Net assets end of period (000s)                                                  $    6,174      $    7,173
------------------------------------------------------------------------------   -----------     --------------
Ratio of expenses to average net assets %*                                             0.65            0.65(c)
------------------------------------------------------------------------------   -----------     --------------
Ratio of net investment income to average net assets %*                                5.74            5.55
------------------------------------------------------------------------------   -----------     --------------
Portfolio turnover rate %                                                               299             294
------------------------------------------------------------------------------   -----------     --------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on April 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71% for the period ended December 31, 1999.

                            2000 Semi-Annual Report See accompanying notes     3

Statement of Assets and Liabilities

Long-Term U.S. Government Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                   $   12,587
-------------------------------------------------------------------------------------   ----------
Cash                                                                                             1
-------------------------------------------------------------------------------------   ----------
Interest and dividends receivable                                                              213
-------------------------------------------------------------------------------------   ----------
Variation margin receivable                                                                      2
-------------------------------------------------------------------------------------   ----------
Manager reimbursement receivable                                                                 2
-------------------------------------------------------------------------------------   ----------
                                                                                            12,805
=====================================================================================   ==========

Liabilities:

Payable for investments purchased                                                       $      100
-------------------------------------------------------------------------------------   ----------
Payable for financing transactions                                                           4,375
-------------------------------------------------------------------------------------   ----------
Accrued investment advisory fee                                                                  2
-------------------------------------------------------------------------------------   ----------
Accrued administration fee                                                                       2
-------------------------------------------------------------------------------------   ----------
Accrued distribution fee                                                                         0
-------------------------------------------------------------------------------------   ----------
Accrued servicing fee                                                                            1
-------------------------------------------------------------------------------------   ----------
                                                                                             4,480
=====================================================================================   ==========

Net Assets                                                                              $    8,325
=====================================================================================   ==========

Net Assets Consist of:

Paid in capital                                                                         $    8,421
-------------------------------------------------------------------------------------   ----------
Undistributed (overdistributed) net investment income                                            0
-------------------------------------------------------------------------------------   ----------
Accumulated undistributed net realized (loss)                                                  (36)
-------------------------------------------------------------------------------------   ----------
Net unrealized (depreciation)                                                                  (60)
-------------------------------------------------------------------------------------   ----------
                                                                                        $    8,325
=====================================================================================   ==========

Net Assets:

Institutional Class                                                                     $    2,151
-------------------------------------------------------------------------------------   ----------
Administrative Class                                                                         6,174
-------------------------------------------------------------------------------------   ----------

Shares Issued and Outstanding:

Administrative Class                                                                           636
-------------------------------------------------------------------------------------   ----------

Net Asset Value and Redemption Price Per Share
     (Net Assets Per Share Outstanding)

Administrative Class                                                                    $     9.71
-------------------------------------------------------------------------------------   ----------

Cost of Investments Owned                                                               $   12,658
====================================================================================    ==========

4   See accompanying notes

Statement of Operations

Long-Term U.S. Government Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                                $       248
-------------------------------------------------------------------------------------   -----------
    Total Income                                                                                248
=====================================================================================   ===========

Expenses:

Investment advisory fees                                                                         12
-------------------------------------------------------------------------------------   -----------
Administration fees                                                                              10
-------------------------------------------------------------------------------------   -----------
Distribution and/or servicing fees - Administrative Class                                         2
-------------------------------------------------------------------------------------   -----------
    Total Expenses                                                                               24
-------------------------------------------------------------------------------------   -----------

Net Investment Income                                                                           224
=====================================================================================   ===========

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                106
-------------------------------------------------------------------------------------   -----------
Net realized gain on futures contracts and written options                                       17
-------------------------------------------------------------------------------------   -----------
Net change in unrealized appreciation on investments                                            269
-------------------------------------------------------------------------------------   -----------
Net change in unrealized appreciation on futures contracts and written options                   11
-------------------------------------------------------------------------------------   -----------

Net Gain                                                                                        403
-------------------------------------------------------------------------------------   -----------

Net Increase in Assets Resulting from Operations                                        $       627
=====================================================================================   ===========

                              2000 Semi-Annual Report See accompanying notes   5

Statements of Changes in Net Assets

Long-Term U.S. Government Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                       Six Months Ended   Period from April 30, 1999
Increase (Decrease) in Net Assets from:                                   June 30, 2000         to December 31, 1999

Operations:
Net investment income                                                     $        224               $          248
--------------------------------------------------------------------   ---------------    --------------------------
Net realized gain (loss)                                                           123                         (159)
--------------------------------------------------------------------   ---------------    --------------------------
Net change in unrealized appreciation (depreciation)                               280                         (340)
--------------------------------------------------------------------   ---------------    --------------------------
Net increase (decrease) resulting from operations                                  627                         (251)
====================================================================   ===============    ==========================

Distributions to Shareholders:

From net investment income
     Institutional Class                                                           (29)                           0
--------------------------------------------------------------------   ---------------    --------------------------
     Administrative Class                                                         (195)                        (248)
--------------------------------------------------------------------   ---------------    --------------------------

Total Distributions                                                               (224)                        (248)
====================================================================   ===============    ==========================

Portfolio Share Transactions:

Receipts for shares sold
     Institutional Class                                                         2,162                            0
--------------------------------------------------------------------   ---------------    --------------------------
     Administrative Class                                                        1,602                       12,755
--------------------------------------------------------------------   ---------------    --------------------------
Issued as reinvestment of distributions
     Institutional Class                                                            31                            0
--------------------------------------------------------------------   ---------------    --------------------------
     Administrative Class                                                          193                          234
--------------------------------------------------------------------   ---------------    --------------------------
Cost of shares redeemed
     Administrative Class                                                       (3,239)                      (5,317)
--------------------------------------------------------------------   ---------------    --------------------------
Net increase resulting from Portfolio share transactions                           749                        7,672
--------------------------------------------------------------------   ---------------    --------------------------

Total Increase in Net Assets                                              $      1,152               $        7,173
====================================================================   ===============    ==========================

Net Assets:

Beginning of period                                                              7,173                            0
--------------------------------------------------------------------   ---------------    --------------------------
End of period *                                                           $      8,325               $        7,173
--------------------------------------------------------------------   ---------------    --------------------------

*Including net undistributed (overdistributed) investment income of:      $          0               $            0
--------------------------------------------------------------------   ---------------    --------------------------

6    See accompanying notes

Statement of Cash Flows

Long-Term U.S. Government Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

Increase (Decrease) in Cash from:

Financing Activities
Sales of Portfolio shares                                         $      3,763
-------------------------------------------------------------     -------------
Redemptions of Portfolio shares                                         (3,238)
-------------------------------------------------------------     -------------
Cash distributions paid                                                      0
-------------------------------------------------------------     -------------
Proceeds from financing transactions                                     1,082
-------------------------------------------------------------     -------------
Net increase (decrease) from financing activities                        1,607
=============================================================     =============

Operating Activities

Purchases of long-term securities                                      (23,970)
-------------------------------------------------------------     -------------
Proceeds from sales of long-term securities                             21,831
-------------------------------------------------------------     -------------
Purchases of short-term securities (net)                                   344
-------------------------------------------------------------     -------------
Net investment income                                                      224
-------------------------------------------------------------     -------------
Change in other receivables/payables (net)                                 (35)
-------------------------------------------------------------     -------------
Net increase (decrease) from operating activities                       (1,606)
=============================================================     =============

Net Increase in Cash and Foreign Currency                                    1
-------------------------------------------------------------     -------------

Cash and Foreign Currency

Beginning of period                                                          0
-------------------------------------------------------------     -------------
End of period                                                     $          1
-------------------------------------------------------------     -------------

                                                   2000 Semi- Annual Report    7

Schedule of Investments

Long-Term U.S. Government Bond Portfolio
June 30, 2000 (Unaudited)
                                                   Principal
                                                      Amount       Value
                                                      (000s)       (000s)
---------------------------------------------------------------------------
CORPORATE BONDS & NOTES 14.4%
---------------------------------------------------------------------------
Banking & Finance 8.4%
AESOP Funding II LLC
     6.220% due 10/20/2001                         $    100     $    100
Bank One Corp.
     6.792% due 05/07/2002 (d)                          200          200
Ford Motor Credit Corp.
     7.110% due 06/02/2003 (d)                          200          200
General Motors Acceptance Corp.
     6.950% due 03/10/2003 (d)                          200          200
                                                                ---------
                                                                     700
                                                                =========
Industrials 2.4%
Vodafone AirTouch PLC
     6.961% due 12/19/2001 (d)                          200          200
                                                                ---------

Utilities 3.6%
Worldcom, Inc.
     7.050% due 11/26/2001 (d)                          300          300
                                                                ---------
Total Corporate Bonds & Notes                                      1,200
(Cost $1,198)                                                   =========

---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 10.5%
---------------------------------------------------------------------------
Financing Corp.
     10.700% due 10/06/2017                             650          875
                                                                ---------
Total U.S. Government Agencies                                       875
(Cost $950)                                                     =========

---------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 81.5%
---------------------------------------------------------------------------
Treasury Inflation Protected Securities
     3.625% due 07/15/2002 (b)(c)                       107          106
U.S. Treasury Bonds
    11.250% due 02/15/2015                              340          500
     8.875% due 02/15/2019                            1,650        2,120
     6.000% due 02/15/2026                            1,000          978
     8.750% due 08/15/2020                            2,400        3,080
                                                                ---------
Total U.S. Treasury Obligations                                    6,784
(Cost $6,784)                                                   ==========

---------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES 0.8%
---------------------------------------------------------------------------
Collateralized Mortgage Obligations 0.8%
     Federal Home Loan Mortgage Corp.
     6.000% due 05/15/2029                               86           68
                                                                ---------
Total Mortgage-Backed Securities                                      68
(Cost $65)                                                      =========

---------------------------------------------------------------------------
ASSET-BACKED SECURITIES 2.9%
---------------------------------------------------------------------------
SMS Student Loan Trust
     6.406% due 10/27/2025 (d)                          250          242
                                                                ---------
Total Asset-Backed Securities                                        242
(Cost $244)                                                     =========

---------------------------------------------------------------------------
SOVEREIGN ISSUES 1.1%
---------------------------------------------------------------------------
Federal Home Loan Bank
     5.950% due 12/10/2008                              100           91
                                                                ---------
Total Sovereign Issues                                                91
(Cost $90)                                                      =========

---------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 40.0%
---------------------------------------------------------------------------
Commercial Paper 37.2%
American Express Credit Corp.
     6.550% due 07/10/2000                              300          300
Associates Corp. of North America
     6.350% due 07/12/2000                              300          300
AT&T Corp.
     6.510% due 07/11/2000                              100          100
Bombardier Capital, Inc.
     6.780% due 07/26/2000                              300          299
Dominion Resources
     6.870% due 07/06/2000                         $    300     $    300
Edison Mission Midwest Holdings
     6.780% due 07/19/2000                              300          299
General Electric Capital Corp.
     6.540% due 07/31/2000                              200          199
General Motors Acceptance Corp.
     6.140% due 07/12/2000                              300          300
Lucent Technology, Inc.
     6.500% due 07/05/2000                              200          200
Minnesota Co.
     6.550% due 09/13/2000                              200          197
Procter & Gamble Co.
     6.550% due 07/17/2000                              200          199
Sumitomo Bank
     6.730% due 07/05/2000                              400          400
                                                                ---------
                                                                   3,093
                                                                =========

Repurchase Agreement 2.8%
State Street Bank
     5.850% due 07/03/2000                              234          234
     (Dated 06/30/2000. Collateralized by
     Federal National Mortgage Association
     6.100% 08/10/2001 valued at $239
     Repurchase proceeds are $234.)
                                                                ---------
Total Short-Term Instruments                                       3,327
(Cost $3,327)                                                   =========

Total Investments (a) 151.2%                                    $ 12,587
(Cost $12,658)

Other Assets and Liabilities (Net) (51.2%)                        (4,262)
                                                                ---------
Net Assets 100.0%                                               $  8,325
                                                                =========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess of
value over tax cost.                                            $     23

Aggregate gross unrealized depreciation for
all investments in which there was an excess of
tax cost over value.                                                 (94)
                                                                ---------
Unrealized depreciation-net                                     $    (71)
                                                                =========

(b) Securities with an aggregate market value of $106 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                                                   # of     Unrealized
Type                                          Contracts   Appreciation
----------------------------------------------------------------------
U.S. Treasury 10 Year Note (09/2000)                  8   $          8
U.S. Treasury 30 Year Bond (09/2000)                  1              3
                                                          ------------
                                                          $         11
                                                          ============

(c) Subject to a financing transaction.

(d) Variable rate security. The rate listed is as of June 30, 2000.

8    See accompanying notes

Notes to Financial Statements

June 30, 2000 (Unaudited)


1. Organization

The Long-Term U.S. Government Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

                                                  2000 Semi-Annual Report      9

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                      From 01/01/2000
                                Effective 04/01/2000    to 03/31/2000
---------------------------------------------------------------------

Advisory Fee                                   0.25%            0.40%
Administrative Fee                             0.25%            0.25%
Service Fee                                    0.15%              --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                               Institutional Class     Administrative Class
---------------------------------------------------------------------------

Long Term U.S. Gov't
    Bond Portfolio                           0.50%                    0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                               U.S. Government/Agency         All Other
                               ---------------------------------------------
                                 Purchases    Sales     Purchases      Sales
----------------------------------------------------------------------------
Long-Term U.S. Gov't
   Bond Portfolio                $ 22,870   $ 21,808        $ 999      $   0

June 30, 2000 (Unaudited)

5. Federal Income Tax Matters

As of December 31, 1999, Long-Term U.S. Government Bond Portfolio had remaining capital loss carryforwards that were realized during the current year (amounts in thousands):

                                     Capital Loss Carryforwards
                               ------------------------------------
                               Realized Losses           Expiration
-------------------------------------------------------------------
Long-Term U.S. Government
    Bond Portfolio                   $ 158,700           12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                     Long-Term U.S. Government Bond Portfolio
                                                                        ---------------------------------------------------------
                                                                        Period Ended 06/30/2000            Period from 04/30/1999
                                                                                                                    to 12/31/1999
                                                                             Shares      Amount                 Shares     Amount
                                                                        ---------------------------------------------------------
Receipts for shares sold

   Institutional Class                                                          218     $ 2,162                      0    $     0
-------------------------------------------------------------------     ---------------------------------------------------------
   Administrative Class                                                         172       1,602                  1,319     12,755
-------------------------------------------------------------------     ---------------------------------------------------------

Issued as reinvestment of distributions
   Institutional Class                                                            3          31                      0          0
-------------------------------------------------------------------     ---------------------------------------------------------
   Administrative Class                                                          20         193                     25        234
-------------------------------------------------------------------     ---------------------------------------------------------

Cost of shares redeemed
   Administrative Class                                                        (334)     (3,239)                   (566)   (5,317)
-------------------------------------------------------------------     ---------------------------------------------------------

Net increase resulting from Portfolio share transactions                         79     $   749                     778   $ 7,672
===================================================================     =========================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                  Number   % of Portfolio Held
--------------------------------------------------------------

Long-Term U.S. Government
Bond Portfolio                         3                   100

7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

                                                2000 Semi-Annual Report       11

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers

   Brent R. Harris, Chairman and Trustee
   R. Wesley Burns, President and Trustee
   Guilford C. Babcock, Trustee
   E. Philip Cannon, Trustee
   Vern O. Curtis, Trustee
   J. Michael Hagan, Trustee
   Thomas P. Kemp, Sr., Trustee
   William J. Popejoy, Trustee
   Garlin G. Flynn, Secretary
   John P. Hardaway, Treasurer

Investment Adviser and Administrator

   Pacific Investment Management Company
   840 Newport Center Drive, Suite 300
   Newport Beach, California 92660

Transfer Agent

   National Financial Data Services
   330 W. 9th Street, 4th Floor
   Kansas City, Missouri 64105

Custodian

   State Street Bank & Trust Co.
   801 Pennsylvania
   Kansas City, Missouri 64105

Counsel

   Dechert Price & Rhoads
   1775 Eye Street, N.W.
   Washington, D.C. 20006-2401

Independent Accountants

   PricewaterhouseCoopers LLP
   1055 Broadway
   Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 New Port Center Drive, Suite 300
Newport Beach, CA
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                      REAL RETURN BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                              ------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter....................................       1
Financial Highlights.................................       3
Statement of Assets and Liabilities..................       4
Statement of Operations..............................       5
Statements of Changes in Net Assets..................       6
Statement of Cash Flows..............................       7
Notes to Financial Statements........................       9


                                                        Fund        Schedule of
                                                        Summary     Investments
Real Return Bond Portfolio (Administrative Class)....       2            8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short-and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000



                                                      2000 Semi- Annual Report 1

Real Return Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum real return, consistent with preservation of real capital and prudent investment management

Portfolio:
Primarily inflation-indexed fixed income securities

Duration:
3.03 years

Total Net Assets:
$3.2 million

Sector Breakdown:*

[GRAPH]

 U.S. Treasury Obligations  54.5%
  U.S. Government Agencies  19.1%
 Corporate Bonds and Notes  14.7%
Mortgage-Backed Securities   7.9%
                     Other   3.8%

Quality Breakdown:*

[GRAPH]

AAA    86.7%
 AA     4.0%
  A     9.3%

*% of Total Investments as of June 30, 2000

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 2000

                           Administrative         Lehman Brothers
                               Class              Inflation Linked
                         (Incep. 9/30/1999)        Treasury Index
--------------------------------------------------------------------------------
6 Months                       6.58%                   6.78%
Since Inception                6.55%                     --

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
$10,000 invested at inception
$10.8 (in thousands)

                                    [GRAPH]

     Month          Real Return             Lehman Brothers
                   Bond Portfolio      Inflation Linked Treasury
                                                 Index
   ==========      ==============      =========================
   09/30/1999              10,000                         10,000
   10/31/1999              10,013                         10,020
   11/30/1999              10,090                         10,081
   12/31/1999               9,997                         10,000
   01/31/2000              10,060                         10,045
   02/29/2000              10,131                         10,139
   03/31/2000              10,441                         10,434
   04/30/2000              10,545                         10,573
   05/31/2000              10,489                         10,545
   06/30/2000              10,655                         10,678

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's inception on 9/30/1999, compared to the Lehman Brothers Inflation Linked Treasury Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainly.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Real Return Bond Portfolio returned 6.58% for the first six months of
     2000 versus 6.78% for the benchmark, the Lehman Brothers Inflation Linked Treasury Index.

 .    Maintaining the Portfolio's duration close to that of the benchmark (the
     Lehman Brothers Inflation Linked Treasury Index) resulted in neutral return performance.

 .    Underweighting long maturity Treasury Inflation Protection Securities
     (TIPS) lowered relative performance as yields of long-term TIPS dropped the most during the first half of 2000.

 .    Cash-backing strategies, combined with real return bond exposures, boosted performance modestly.

 .    Allocations to U.S. agency and corporate real return bonds lowered relative returns marginally as credit premiums for agency and investment-grade corporate debt increased generally.

 .    TIPS were one of the better performing U.S. debt sectors during the first half due to heightened concerns over credit quality and rising inflation rates.

 .    TIPS real yields were on average 4.0% at June 30, 2000, while the rolling
     12-month year-over-year increase in the Consumer Price Index-All Urban Consumers Index was 3.7%.

Financial Highlights

Real Return Bond Portfolio (Administrative Class)
June 30, 2000 (Unaudited)


Selected Per Share Data for the Period Ended:                             06/30/2000(b)    12/31/1999(b)
                                                                          -------------    --------------
Net asset value beginning of period                                       $        9.80    $   10.00
-----------------------------------------------------------------         -------------    --------------
Net investment income (a)                                                          0.32         0.20
-----------------------------------------------------------------         -------------    --------------
Net realized / unrealized gain (loss) on investments (a)                           0.32        (0.20)
-----------------------------------------------------------------         -------------    --------------
Total income from investment operations                                            0.64         0.00
-----------------------------------------------------------------         -------------    --------------
Dividends from net investment income                                              (0.41)       (0.20)
-----------------------------------------------------------------         -------------    --------------
Total distributions                                                               (0.41)       (0.20)
-----------------------------------------------------------------         -------------    --------------
Net asset value end of period                                             $       10.03    $    9.80
-----------------------------------------------------------------         -------------    --------------
Total return %                                                                     6.58        (0.03)
-----------------------------------------------------------------         -------------    --------------
Net assets end of period (000s)                                           $          60    $   3,000
-----------------------------------------------------------------         -------------    --------------
Ratio of expenses to average net assets %*                                         0.65         0.65(c)
-----------------------------------------------------------------         -------------    --------------
Ratio of net investment income to average net assets %*                            6.42         7.72
-----------------------------------------------------------------         -------------    --------------
Portfolio turnover rate %                                                             0           23
-----------------------------------------------------------------         -------------    --------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operation on September 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92% for the period ended December 31, 1999.

                                2000 Semi-Annual Report See accompanying notes 3

Statement of Assets and Liabilities

Real Return Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                          $    5,679
-------------------------------------------------------------------------      ----------
Interest and dividends receivable                                                      38
-------------------------------------------------------------------------      ----------
Receivable for investments sold and forward foreign currency contracts                  6
-------------------------------------------------------------------------      ----------
Manager reimbursement receivable                                                        2
-------------------------------------------------------------------------      ----------
                                                                                    5,725
=========================================================================      ==========

Liabilities:

Payable for financing transactions                                             $    2,489
-------------------------------------------------------------------------      ----------
Accrued investment advisory fee                                                         1
-------------------------------------------------------------------------      ----------
Accrued administration fee                                                              1
-------------------------------------------------------------------------      ----------
                                                                                    2,491
=========================================================================      ==========

Net Assets                                                                     $    3,234
=========================================================================      ==========

Net Assets Consist of:

Paid in capital                                                                $    3,223
-------------------------------------------------------------------------      ----------
Undistributed (overdistributed) net investment income                                   0
-------------------------------------------------------------------------      ----------
Accumulated undistributed net realized (loss)                                          (8)
-------------------------------------------------------------------------      ----------
Net unrealized appreciation                                                            19
-------------------------------------------------------------------------      ----------
                                                                               $    3,234
=========================================================================      ==========

Net Assets:

Institutional Class                                                            $    3,174
-------------------------------------------------------------------------      ----------
Administrative Class                                                                   60
-------------------------------------------------------------------------      ----------

Shares Issued and Outstanding:

Administrative Class                                                                    6
-------------------------------------------------------------------------      ----------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Administrative Class                                                           $    10.03
-------------------------------------------------------------------------      ----------

Cost of Investments Owned                                                      $    5,660
=========================================================================      ==========

4 See accompanying notes

Statement of Operations

Real Return Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                       $      131
-------------------------------------------------------------------------      ----------
Dividends                                                                               0
-------------------------------------------------------------------------      ----------
 Total Income                                                                         131
=========================================================================      ==========

Expenses:

Investment advisory fees                                                                5
-------------------------------------------------------------------------      ----------
Administration fees                                                                     4
-------------------------------------------------------------------------      ----------
 Total Expenses                                                                         9
-------------------------------------------------------------------------      ----------

Net Investment Income                                                                 122
=========================================================================      ==========

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                                     (3)
-------------------------------------------------------------------------      ----------
Net change in unrealized appreciation on investments                                   74
-------------------------------------------------------------------------      ----------

Net Gain                                                                               71
-------------------------------------------------------------------------      ----------
Net Increase in Assets Resulting from Operations                               $      193
=========================================================================      ==========

                                2000 Semi-Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Real Return Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                       Six Months Ended     Period from September
                                                                          June 30, 2000      to December 31, 1999

Increase (Decrease) in Net Assets from:

Operations:
Net investment income                                                  $             122    $                  60
---------------------------------------------------------------------  -----------------    ---------------------
Net realized (loss)                                                                   (3)                      (5)
---------------------------------------------------------------------  -----------------    ---------------------
Net change in unrealized appreciation (depreciation)                                  74                      (55)
---------------------------------------------------------------------  -----------------    ---------------------
Net increase resulting from operations                                               193                        0
=====================================================================  =================    =====================

Distributions to Shareholders:

From net investment income

 Institutional Class                                                                 (74)                       0
 ---------------------------------------------------------------------  ----------------    ---------------------
 Administrative Class                                                                (48)                     (60)
---------------------------------------------------------------------  -----------------    ---------------------
From net realized capital gains

 Institutional Class                                                                   0                        0
---------------------------------------------------------------------  -----------------    ---------------------
 Administrative Class                                                                  0                        0
---------------------------------------------------------------------  -----------------    ---------------------

Total Distributions                                                                 (122)                     (60)
=====================================================================  =================    =====================

Portfolio Share Transactions:

Receipts for shares sold

 Institutional Class                                                               3,125                        0
---------------------------------------------------------------------  -----------------    ---------------------
 Administrative Class                                                                 42                    6,000
---------------------------------------------------------------------  -----------------    ---------------------
Issued as reinvestment of distributions

 Institutional Class                                                                  72                        0
---------------------------------------------------------------------  -----------------    ---------------------
 Administrative Class                                                                 49                       44
---------------------------------------------------------------------  -----------------    ---------------------
Cost of shares redeemed

 Institutional Class                                                                   0                        0
---------------------------------------------------------------------  -----------------    ---------------------
 Administrative Class                                                             (3,125)                  (2,984)
---------------------------------------------------------------------  -----------------    ---------------------
Net increase resulting from Portfolio share transactions                             163                    3,060
---------------------------------------------------------------------  -----------------    ---------------------

Total Increase in Net Assets                                           $             234    $               3,000
=====================================================================  =================    =====================

Net Assets:

Beginning of period                                                                3,000                        0
---------------------------------------------------------------------  -----------------    ---------------------
End of period *                                                        $           3,234    $               3,000
---------------------------------------------------------------------  -----------------    ---------------------

*Including net undistributed (overdistributed) investment income of:   $               0     $                  0
---------------------------------------------------------------------  -----------------     --------------------

6 See accompanying notes

Statement of Cash Flows

Real Return Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities

Sales of Portfolio shares                                                       $       3,167
---------------------------------------------------------------------------     -------------
Redemptions of Portfolio shares                                                        (3,125)
---------------------------------------------------------------------------     -------------
Cash distributions paid                                                                     0
---------------------------------------------------------------------------     -------------
Proceeds from financing transactions                                                     (602)
---------------------------------------------------------------------------     -------------
Net increase (decrease) from financing activities                                        (560)
===========================================================================     =============

Operating Activities

Purchases of long-term securities and foreign currency                                    (74)
---------------------------------------------------------------------------     -------------
Proceeds from sales of long-term securities and foreign currency                          580
---------------------------------------------------------------------------     -------------
Purchases of short-term securities (net)                                                   (3)
---------------------------------------------------------------------------     -------------
Net investment income                                                                     122
---------------------------------------------------------------------------     -------------
Change in other receivables/payables (net)                                                (66)
---------------------------------------------------------------------------     -------------
Net increase (decrease) from operating activities                                         559
===========================================================================     =============

Net Increase in Cash and Foreign Currency                                                  (1)
===========================================================================     =============

Cash and Foreign Currency

Beginning of period                                                                         1
---------------------------------------------------------------------------     -------------
End of period                                                                   $           0
---------------------------------------------------------------------------     -------------

                                2000 Semi-Annual Report See accompanying notes 7

Schedule of Investments

Real Return Bond Portfolio
June 30, 2000 (Unaudited)


                                             Principal
                                                Amount      Value
                                                (000s)     (000s)
-----------------------------------------------------------------
CORPORATE BONDS & NOTES 25.8%
-----------------------------------------------------------------

Banking & Finance 8.7%
General Motors Acceptance Corp.
  6.320% due 12/09/2002 (b)                  $   150    $   150
J.P. Morgan & Co.
  6.882% due 02/15/2012 (b)                      150        132
                                                        -------
                                                            282
Industrials 4.7%
Arrow Electronics, Inc.
  6.860% due 11/24/2000 (b)                      150        150
                                                        -------
Utilities 12.4%
Edison Mission Energy
  6.790% due 06/15/2001 (b)                      100        100
Tennessee Valley Authority
  3.375% due 01/15/2007 (c)                      324        301
                                                        -------
                                                            401
                                                        -------
Total Corporate Bonds & Notes                               833
                                                        -------
(Cost $833)

-----------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 33.6%
-----------------------------------------------------------------

Federal Home Loan Bank
  5.539% due 02/15/2002 (b)                      500        490
Student Loan Marketing Assn
  6.343% due 10/25/2005 (b)                      598        595
                                                        -------
Total U.S. Government Agencies                            1,085
                                                        -------
(Cost $1,085)

-----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 95.7%
-----------------------------------------------------------------

Treasury Inflation Protected Securities (c)
  3.375% due 01/15/2007                        2,593      2,490
  3.625% due 04/15/2028                          635        606
                                                        -------
Total U.S. Treasury Obligations                           3,096
                                                        -------
(Cost $3,080)

-----------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 13.8%
-----------------------------------------------------------------

Collateralized Mortgage Obligations 8.7%
Federal Home Loan Mortgage Corp.
  6.750% due 05/15/2021                          282        281
                                                        -------
Federal National Mortgage Association 5.1%

  8.045% due 11/01/2024 (b)                      161        166
                                                        -------
Total Mortgage-Backed Securities                            447
                                                        -------
(Cost $444)

-----------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.7%
-----------------------------------------------------------------

Repurchase Agreement 6.7%
State Street Bank
  5.850% due 07/03/2000                          218        218
  (Dated 06/30/2000. Collateralized by
  Federal National Mortgage Association
  6.195% due 12/27/2000 valued at $224
  Repurchase proceeds are $218.)
                                                        -------
Total Short-Term Instruments                                218
                                                        =======
(Cost $218)

Total Investments (a) 175.6%                            $ 5,679
(Cost $5,660)

Other Assets and Liabilities (Net) (75.6%)               (2,445)
                                                        -------
Net Assets 100.0%                                       $ 3,234
                                                        =======

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                          $    23

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                             (4)
                                                        -------
Unrealized appreciation-net                             $    19
                                                        =======

(b) Variable rate security. The rate listed is as of June 30, 2000.

(c) Principal amount of the security is adjusted for inflation.

8 See accompanying notes

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The Real Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

                                                       2000 Semi-Annual Report 9

June 30, 2000 (Unaudited)

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

                                                    From 01/01/2000
                      Effective 04/01/2000            to 03/31/2000
--------------------------------------------------------------------------------
Advisory Fee                          0.25%                    0.40%
Administrative Fee                    0.25%                    0.25%
Service Fee                           0.15%                      --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                  Institutional Class  Administrative Class
--------------------------------------------------------------------------------
Real Return Bond Portfolio                       0.50%                 0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                     U.S. Government/Agency      All Other
                              --------------------------------------------------
                                Purchases     Sales     Purchases   Sales
                              --------------------------------------------------
Real Return Bond Portfolio    $         0     $   0     $       0   $   0

5. Federal Income Tax Matters

As of December 31, 1999 Real Return Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $4,937 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                            Real Return Bond Portfolio
                                   ---------------------------------------------
                                                          Period from 09/30/1999
                                    Period Ended 6/30/2000         to 12/31/1999
                                       Shares  Amount            Shares   Amount
                                   ---------------------------------------------
Receipts for shares sold

 Institutional Class                      $ 309  $ 3,125       $     0   $    0
---------------------------------- ---------------------------------------------
 Administrative Class                         4       42           606    6,000
---------------------------------- ---------------------------------------------

Issued as reinvestment of
distributions

 Institutional Class                          7       72             0        0
---------------------------------- ---------------------------------------------
 Administrative Class                         5       49             4       44
---------------------------------- ---------------------------------------------
Cost of shares redeemed

 Institutional Class                          0        0             0        0
---------------------------------- ---------------------------------------------
 Administrative Class                      (309)  (3,125)         (304)  (2,984)
--------------------------------------------------------------------------------
Net increase resulting from
Portfolio share transactions             $   16   $  163        $  306  $ 3,060
================================================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                    Number           % of Portfolio Held
------------------------------------------------------------------------

Real Return Bond Portfolio             1                      99

7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

                                                      2000 Semi-Annual Report 11

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers

 Brent R. Harris, Chairman and Trustee
 R. Wesley Burns, President and Trustee
 Guilford C. Babcock, Trustee
 E. Philip Cannon, Trustee
 Vern O. Curtis, Trustee
 J. Michael Hagan, Trustee
 Thomas P. Kemp, Sr., Trustee
 William J. Popejoy, Trustee
 Garlin G. Flynn, Secretary
 John P. Hardaway, Treasurer

Investment Adviser and Administrator

 Pacific Investment Management Company
 840 Newport Center Drive, Suite 300
 Newport Beach, California 92660

Transfer Agent

 National Financial Data Services
 330 W. 9th Street, 4th Floor
 Kansas City, Missouri 64105

Custodian

 State Street Bank & Trust Co.
 801 Pennsylvania
 Kansas City, Missouri 64105

Counsel

 Dechert Price & Rhoads
 1775 Eye Street, N.W.
 Washington, D.C. 20006-2401

Independent Accountants

 PricewaterhouseCoopers LLP
 1055 Broadway
 Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       SHORT-TERM BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                            --------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents

Chairman's Letter....................................................................................    1
Financial Highlights.................................................................................    3
Statement of Assets and Liabilities..................................................................    4
Statement of Operations..............................................................................    5
Statements of Changes in Net Assets..................................................................    6
Notes to Financial Statements........................................................................    8

                                                                                           Fund        Schedule of
                                                                                           Summary     Investments
Short-Term Bond Portfolio (Institutional Class)..........................................      2           7

CHAIRMAN'S LETTER

Dear PIMCO Variable Insurance Trust Shareholder:


The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                      2000 Semi-Annual Report  1

Short-Term Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum current income, consistent with preservation of capital and daily liquidity

Portfolio:
Primarily money market instruments and short maturity fixed income securities

Duration:
0.60 years

Total Net Assets:
$3.2 million

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Sector Breakdown:*

[GRAPH]

 Corporate Bonds and Notes        74.5%

   Asset-Backed Securities        12.9%

Mortgage-Backed Securities         7.1%

    Short-Term Instruments         5.5%

Quality Breakdown:*


AAA            20.5%

 AA             8.9%

  A            25.2%

BBB            45.3%

Others          0.1%

*% of Total Investments as of June 30, 2000

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Whereas money market funds attempt to maintain a stable share price, the Short-Term Bond Portfolio's share price will fluctuate in response to market conditions. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Short-Term Bond Portfolio Institutional Class' total return investment performance since inception on April 28, 2000 through June 30, 2000 was 1.14%.

 . The U.S. Treasury yield curve inverted dramatically in the first half of 2000 with 30-year yields falling from 6.48% to 5.90% while three-month yields moved in the opposite direction, rising from 5.31% to 5.86%.

 . Short-term rates rose as the Federal Reserve fought inflation by raising the federal funds target rate from 5.50% to 6.50%.

 . The Portfolio maintained a below-Index duration throughout most of the period, which helped performance as short-term interest rates increased.

 . Mortgages boosted returns due to a combination of low volatility, high relative yields and reduced new issuance.

 . Short maturity corporates added to returns as higher yields more than compensated investors for the credit risk of these securities.

 . The 30-day yield (after fees) at June 30, 2000 was 6.59%.

Financial Highlights

Short-Term Bond Portfolio (Institutional Class)
June 30, 2000 (Unaudited)

Selected Per Share Data For The Year Or Period Ended:                         06/30/2000(b)
                                                                              --------------
Net asset value beginning of period                                           $    10.00
---------------------------------------------------------------------         --------------
Net investment income (a)                                                           0.11
---------------------------------------------------------------------         --------------
Net realized / unrealized gain on investments (a)                                   0.00
---------------------------------------------------------------------         --------------
Total income from investment operations                                             0.11
---------------------------------------------------------------------         --------------
Dividends from net investment income                                               (0.10)
---------------------------------------------------------------------         --------------
Total distributions                                                                (0.10)
---------------------------------------------------------------------         --------------
Net asset value end of period                                                 $    10.01
---------------------------------------------------------------------         --------------
Total return %                                                                      1.14
---------------------------------------------------------------------         --------------
Net assets end of period (000s)                                               $    3,190
---------------------------------------------------------------------         --------------
Ratio of expenses to average net assets %*                                          0.45
---------------------------------------------------------------------         --------------
Ratio of net investment income to average net assets %*                             6.01
---------------------------------------------------------------------         --------------
Portfolio turnover rate %                                                              0
---------------------------------------------------------------------         --------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 28, 2000.

                             2000 Semi-Annual Report See accompanying notes    3

Statement of Assets and Liabilities

Short-Term Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                           $  3,269
-------------------------------------------------------------------------       --------
Cash and foreign currency                                                            118
-------------------------------------------------------------------------       --------
Interest and dividends receivable                                                     27
-------------------------------------------------------------------------       --------
Manager reimbursement receivable                                                       6
-------------------------------------------------------------------------       --------
                                                                                   3,420
=========================================================================       ========


Liabilities:

Payable for investments purchased and forward foreign currency contracts        $    218
-------------------------------------------------------------------------       --------
Accrued investment advisory fee                                                        1
-------------------------------------------------------------------------       --------
Accrued administration fee                                                             1
-------------------------------------------------------------------------       --------
                                                                                     220
=========================================================================       ========

Net Assets                                                                      $  3,200
=========================================================================       ========

Net Assets Consist of:

Paid in capital                                                                 $  3,197
-------------------------------------------------------------------------       --------
Undistributed (overdistributed) net investment income                                  0
-------------------------------------------------------------------------       --------
Accumulated undistributed net realized (loss)                                         (2)
-------------------------------------------------------------------------       --------
Net unrealized appreciation                                                            5
-------------------------------------------------------------------------       --------
                                                                                $  3,200
=========================================================================       ========

Net Assets:

Institutional Class                                                             $  3,190
-------------------------------------------------------------------------       --------
Administrative Class                                                                  10
-------------------------------------------------------------------------       --------


Shares Issued and Outstanding:

Institutional Class                                                                  319
-------------------------------------------------------------------------       --------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                                                             $  10.01
-------------------------------------------------------------------------       --------
Cost of Investments Owned                                                       $  3,263
=========================================================================       ========

4    See accompanying notes

Statement of Operations

Short-Term Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                        $     95
-------------------------------------------------------------------------       --------
  Total Income                                                                        95
==========================================================================      ========

Expenses:

Investment advisory fees                                                               5
-------------------------------------------------------------------------       --------
Administration fees                                                                    3
-------------------------------------------------------------------------       --------
Distribution and/or servicing fees - Administrative Class                              1
-------------------------------------------------------------------------       --------
  Total expenses                                                                       9
-------------------------------------------------------------------------       --------
  Reimbursement by manager                                                             0
-------------------------------------------------------------------------       --------
  Net Expenses                                                                         9
-------------------------------------------------------------------------       --------

Net Investment Income                                                                 86
=========================================================================       ========


Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                                    (2)
-------------------------------------------------------------------------       --------
Net change in unrealized appreciation on investments                                   5
-------------------------------------------------------------------------       --------

  Net Gain                                                                             3
-------------------------------------------------------------------------       --------

Net Increase in Assets Resulting from Operations                                $     89
=========================================================================       ========

                             2000 Semi-Annual Report See accompanying notes    5

Statements of Changes in Net Assets

Short-Term Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                              Six Months Ended    Period from September 30, 1999
Increase (Decrease) in Net Assets From:                                          June 30, 2000              to December 31, 1999

Operations:
Net investment income                                                           $           86                    $           40
----------------------------------------------------------------------          --------------                    --------------
Net realized gain (loss)                                                                    (2)                                0
----------------------------------------------------------------------          --------------                    --------------
Net change in unrealized appreciation (depreciation)                                         5                                 0
----------------------------------------------------------------------          --------------                    --------------
Net increase resulting from operations                                                      89                                40
======================================================================          ==============                    ==============

Distributions to Shareholders:

From net investment income
  Institutional Class                                                                      (33)                                0
----------------------------------------------------------------------          --------------                    --------------
  Administrative Class                                                                     (53)                              (40)
----------------------------------------------------------------------          --------------                    --------------

Total Distributions                                                                        (86)                              (40)
======================================================================          ==============                    ==============

Portfolio Share Transactions:

Receipts for shares sold
  Institutional Class                                                                    3,141                                 0
----------------------------------------------------------------------          --------------                    --------------
  Administrative Class                                                                      10                             3,000
----------------------------------------------------------------------          --------------                    --------------
Issued as reinvestment of distributions
  Institutional Class                                                                       46                                 0
----------------------------------------------------------------------          --------------                    --------------
  Administrative Class                                                                      40                                40
----------------------------------------------------------------------          --------------                    --------------
Cost of shares redeemed
  Institutional Class                                                                        0                                 0
----------------------------------------------------------------------          --------------                    --------------
  Administrative Class                                                                  (3,080)                                0
----------------------------------------------------------------------          --------------                    --------------
Net increase resulting from Portfolio share transactions                                   157                             3,040
----------------------------------------------------------------------          --------------                    --------------

Total Increase in Net Assets                                                    $          160                    $        3,040
======================================================================          ==============                    ==============

Net Assets:

Beginning of period                                                                      3,040                                 0
----------------------------------------------------------------------          --------------                    --------------
End of period *                                                                 $        3,200                    $        3,040
----------------------------------------------------------------------          --------------                    --------------

*Including net undistributed (overdistributed) investment income of:            $            0                    $            0
----------------------------------------------------------------------          --------------                    --------------

6    See accompanying notes

Schedule of Investments

Short-Term Bond Portfolio
June 30, 2000 (Unaudited)

                                                         Principal
                                                            Amount       Value
                                                            (000s)      (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 76.1%
--------------------------------------------------------------------------------

Banking & Finance 25.0%
Donaldson, Lufkin & Jenrette, Inc.
   6.110% due 05/15/2001                                    $ 100     $    99
FCC National Bank
   6.166% due 05/15/2002                                      100         100
Fleet Financial Group
   9.900% due 06/15/2001                                      100         102
Ford Motor Credit Corp.
    6.927% due 08/27/2001 (b)                                 100         100
MFN Financial Corp.
    6.460% due 09/13/2001 (b)                                 100         100
Paine Webber Group, Inc.
    6.585% due 07/23/2001                                     100          99
PS Colorado Credit Corp.
    7.470% due 05/30/2002 (b)                                 100         100
U.S. West Capital Funding, Inc.
    6.875% due 08/15/2001                                     100          99
                                                                      -------
                                                                          799
                                                                      =======

Industrials 41.7%
Clear Channel Communications
    7.327% due 06/15/2002 (b)                                 100         100
ICI Wilmington, Inc.
    9.500% due 11/15/2000                                     100         101
J Seagram & Sons
    6.250% due 12/15/2001                                     100          98
Kroger Co.
    6.340% due 06/01/2001                                     100          99
Lockheed Martin Corp.
    6.850% due 05/15/2001                                     140         139
Meridan Co.
    6.408% due 07/18/2002 (b)                                 100         100
Norfolk Southern Corp.
    6.875% due 05/01/2001                                     100         100
Philip Morris Cos., Inc.
    9.000% due 01/01/2001                                     100         100
Raytheon Co.
    6.450% due 08/15/2002                                     100          98
Staples, Inc.
    7.670% due 11/26/2001 (b)                                 100         100
Temple-Inland, Inc.
    9.000% due 05/01/2001                                     100         101
Tyco International Group SA
    6.125% due 06/15/2001                                     100          99
Viacom, Inc.
    8.875% due 06/01/2001                                     100         101
                                                                      -------
                                                                        1,336
                                                                      =======
Utilities 9.4%
Appalachian Power
    7.272% due 06/27/2001 (b)                                 100         100
Public Service Enterprise Group, Inc.
    7.038% due 11/22/2000 (b)                                 100         100
Worldcom, Inc.
     7.050% due 11/26/2001 (b)                                100         100
                                                                      -------
                                                                          300
                                                                      -------
Total Corporate Bonds & Notes                                           2,435
(Cost $2,432)                                                         =======

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 7.2%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 7.2%
Federal Home Loan Mortgage Corp.
    8.000% due 04/15/2003                                      76          77
Federal National Mortgage Assn.
    6.500% due 10/25/2007                                      97          96
Nomura Asset Securities Corp.
    6.625% due 01/25/2009                                      59          58
                                                                      -------
Total Mortgage-Backed Securities                                          231
(Cost $229)                                                           =======

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 13.2%
--------------------------------------------------------------------------------
Chase Manhattan Grantor Trust
   5.200% due 02/15/2002                                    $  55     $    55
EQCC Home Equity Loan Trust
   8.340% due 08/15/2025                                      100         101
Mellon Auto Grantor Trust
   5.460% due 10/17/2005                                      119         117
Onyx Acceptance Auto Trust
   5.500% due 10/15/2002                                       87          86
Premier Auto Trust
   6.350% due 04/06/2002                                       62          62
                                                                      -------
Total Asset-Backed Securities                                             421
(Cost $420)                                                           =======

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.7%
--------------------------------------------------------------------------------
Certificates of Deposits 3.1%
Societe Generale
    6.052% due 02/28/2001                                     100         100

Repurchase Agreement 2.6%
State Street Bank
    5.850% due 07/03/2000                                      82          82
    (Dated 06/30/2000. Collateralized by
    Federal Farm Credit Bank
    6.000% due 10/01/2001 valued at $85
    Repurchase proceeds are $82.)
                                                                      -------
Total Short-Term Instruments                                              182
(Cost $182)                                                           =======

Total Investments (a) 102.2%                                          $ 3,269
(Cost $3,263)

Other Assets and Liabilities (Net) (2.2%)                                 (69)
                                                                      -------
Net Assets 100.0%                                                     $ 3,200
                                                                      =======

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost.                                     $     7

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value.                                          (1)
                                                                      -------
Unrealized appreciation-net                                           $     6
                                                                      =======
(b) Variable rate security. The rate listed is as of June 30, 2000.

                             2000 Semi-Annual Report See accompanying notes    7

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The Short-Term Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

    Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures And Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price.

Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.20%.

     Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

                                                                 From 01/01/2000
                                   Effective 04/01/2000            to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                      0.25%                    0.35%
Administrative Fee                                0.20%                    0.20%
Service Fee                                       0.15%                      --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                  Institutional Class       Administrative Class
--------------------------------------------------------------------------------

Short-term Bond Portfolio                       0.45%                      0.60%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                   U.S. Government/Agency           All Other
                                   ---------------------------------------------
                                     Purchases      Sales    Purchases     Sales
--------------------------------------------------------------------------------

Short-Term Bond Portfolio             $    172      $   0    $   2,668     $   0

                                                    2000 Semi-Annual Report    9

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                             Short-Term Bond Portfolio
                                                                                ----------------------------------------------------
                                                                                                              Period from 09/30/1999
                                                                                Period Ended 06/30/2000                to 12/31/1999
                                                                                    Shares      Amount           Shares       Amount
                                                                                ----------------------------------------------------
Receipts for shares sold
  Institutional Class                                                                 314      $ 3,141              0        $     0
-------------------------------------------------------------------------      -----------------------------------------------------
  Administrative Class                                                                  1           10            300          3,000
-------------------------------------------------------------------------      -----------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                                   5           46              0              0
-------------------------------------------------------------------------      -----------------------------------------------------
  Administrative Class                                                                  4           40              4             40
-------------------------------------------------------------------------      -----------------------------------------------------
Cost of shares redeemed
  Institutional Class                                                                   0            0              0              0
-------------------------------------------------------------------------      -----------------------------------------------------
  Administrative Class                                                               (308)      (3,080)             0              0
-------------------------------------------------------------------------      -----------------------------------------------------
Net increase resulting from Portfolio share transactions                               16      $   157            304        $ 3,040
=========================================================================      =====================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                  Number     % of Portfolio Held
--------------------------------------------------------------------------------

Short-Term Bond Portfolio                              1                      98


6. Acquistion by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO



                                                  PIMCO VARIABLE INSURANCE TRUST
                                                      REAL RETURN BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                                ----------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter..................................................................     1
Financial Highlights...............................................................     3
Statement of Assets and Liabilities................................................     4
Statement of Operations............................................................     5
Statements of Changes in Net Assets................................................     6
Statement of Cash Flows............................................................     7
Notes to Financial Statements......................................................     9

                                                                                    Fund            Schedule of
                                                                                    Summary         Investments
Real Return Bond Portfolio (Institutional Class)...................................     2               8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 2000

                                                       2000 Semi-Annual Report 1

Real Return Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum real return, consistent with preservation of real capital and prudent investment management

Portfolio:
Primarily inflation-indexed fixed income securities

Duration:
3.03 years

Total Net Assets:
$3.2 million

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Sector Breakdown:*

[GRAPH]

 U.S. Treasury Obligations 54.5%

  U.S. Government Agencies 19.1%

 Corporate Bonds and Notes 14.7%

Mortgage-Backed Securities  7.9%

                     Other  3.8%

Quality Breakdown:*

[GRAPH]

AAA 86.7%

 AA  4.0%

  A  9.3%

* % of Total Investments as of June 30, 2000

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainly.

-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

 .    The Real Return Bond Portfolio Institutional Class' total return investment performance since inception on April 10, 2000 through June 30, 2000 was 1.56%.

 .    Maintaining the Portfolio's duration close to that of the benchmark (the
     Lehman Brothers Inflation Linked Treasury Index) resulted in neutral return performance.

 .    Underweighting long maturity Treasury Inflation Protection Securities
     (TIPS) lowered relative performance as yields of long-term TIPS dropped the most during the first half of 2000.

 .    Cash-backing strategies, combined with real return bond exposures, boosted performance modestly.

 .    Allocations to U.S. agency and corporate real return bonds lowered relative returns marginally as credit premiums for agency and investment-grade corporate debt increased generally.

 .    TIPS were one of the better performing U.S. debt sectors during the first half due to heightened concerns over credit quality and rising inflation rates.

 .    TIPS real yields were on average 4.0% at June 30, 2000, while the rolling
     12-month year-over-year increase in the Consumer Price Index-All Urban Consumers Index was 3.7%.

Financial Highlights

Real Return Bond Portfolio (Institutional Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Period Ended:                  06/30/2000(b)
                                                               --------------
Net asset value beginning of period                           $        10.11
----------------------------------------------------------    --------------
Net investment income (a)                                               0.25
----------------------------------------------------------    --------------
Net realized / unrealized (loss) on investments (a)                    (0.09)
----------------------------------------------------------    --------------
Total income from investment operations                                 0.16
----------------------------------------------------------    --------------
Dividends from net investment income                                   (0.24)
----------------------------------------------------------    --------------
Total distributions                                                    (0.24)
----------------------------------------------------------    --------------
Net asset value end of period                                 $        10.03
----------------------------------------------------------    --------------
Total return %                                                          1.56
----------------------------------------------------------    --------------
Net assets end of period (000s)                               $        3,174
----------------------------------------------------------    --------------
Ratio of expenses to average net assets %*                              0.50
----------------------------------------------------------    --------------
Ratio of net investment income to average net assets %*                10.95
----------------------------------------------------------    --------------
Portfolio turnover rate %                                                  0
----------------------------------------------------------    --------------


* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operation on April 10, 2000.

                               2000 Semi-Annual Report See Accompanying notes  3

Statement of Assets and Liabilities

Real Return Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                  $       5,679
-------------------------------------------------------------------------------        --------------
Interest and dividends receivable                                                                 38
-------------------------------------------------------------------------------        --------------
Receivable for investments sold and forward foreign currency contracts                             6
-------------------------------------------------------------------------------        --------------
Manager reimbursement receivable                                                                   2
-------------------------------------------------------------------------------        --------------
                                                                                               5,725
===============================================================================        =============

Liabilities:

Payable for financing transactions                                                     $       2,489
-------------------------------------------------------------------------------        --------------
Accrued investment advisory fee                                                                    1
-------------------------------------------------------------------------------        --------------
Accrued administration fee                                                                         1
-------------------------------------------------------------------------------        --------------
                                                                                               2,491
===============================================================================        --------------

Net Assets                                                                             $       3,234
===============================================================================        =============

Net Assets Consist of:

Paid in capital                                                                        $       3,223
-------------------------------------------------------------------------------        -------------
Undistributed (overdistributed) net investment income                                              0
-------------------------------------------------------------------------------        -------------
Accumulated undistributed net realized (loss)                                                     (8)
-------------------------------------------------------------------------------        -------------
Net unrealized appreciation                                                                       19
-------------------------------------------------------------------------------        -------------
                                                                                       $       3,234
===============================================================================        =============

Net Assets:

Institutional Class                                                                    $       3,174
-------------------------------------------------------------------------------        -------------
Administrative Class                                                                              60
-------------------------------------------------------------------------------        -------------

Shares Issued and Outstanding:

Institutional Class                                                                              316
-------------------------------------------------------------------------------        -------------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                                                                    $       10.03
-------------------------------------------------------------------------------        -------------

Cost of Investments Owned                                                              $       5,660
===============================================================================        =============

4  See accompanying notes

Statement of Operations

Real Return Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                          $      131
--------------------------------------------------------------    ----------
Dividends                                                                  0
--------------------------------------------------------------    ----------
   Total Income                                                          131
==============================================================    ==========

Expenses:

Investment advisory fees                                                   5
--------------------------------------------------------------    ----------
Administration fees                                                        4
--------------------------------------------------------------    ----------
   Total Expenses                                                          9
--------------------------------------------------------------    ----------

Net Investment Income                                                    122
=============================================================     ==========
Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                        (3)
--------------------------------------------------------------
Net change in unrealized appreciation on investments                      74
--------------------------------------------------------------    ----------

Net Gain                                                                  71
--------------------------------------------------------------    ----------
Net Increase in Assets Resulting from Operations                  $      193
==============================================================    ==========

                               2000 Semi-Annual Report See accompanying notes  5

Statements of Changes in Net Assets

Real Return Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                             Six Months Ended      Period from September 30, 1999
Increase (Decrease) in Net Assets from:                                         June 30, 2000                to December 31, 1999

Operations:
Net investment income                                                             $       122                $         60
--------------------------------------------------------------------         ----------------                --------------------
Net realized (loss)                                                                        (3)                         (5)
--------------------------------------------------------------------         ----------------                --------------------
Net change in unrealized appreciation (depreciation)                                       74                         (55)
--------------------------------------------------------------------         ----------------                --------------------
Net increase (decrease) resulting from operations                                         193                           0
====================================================================         ================                ====================

Distributions to Shareholders:

From net investment income
Institutional Class                                                                       (74)                          0
--------------------------------------------------------------------         ----------------                --------------------
Administrative Class                                                                      (48)                        (60)
--------------------------------------------------------------------         ----------------                --------------------
From net realized capital gains
Institutional Class                                                                         0                           0
--------------------------------------------------------------------         ----------------                --------------------
Administrative Class                                                                        0                           0
--------------------------------------------------------------------         ----------------                --------------------

Total Distributions                                                                      (122)                        (60)
====================================================================         ================                ====================

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class                                                                     3,125                           0
--------------------------------------------------------------------         ----------------                --------------------
Administrative Class                                                                       42                       6,000
--------------------------------------------------------------------         ----------------                --------------------
Issued as reinvestment of distributions
Institutional Class                                                                        72                           0
--------------------------------------------------------------------         ----------------                --------------------
Administrative Class                                                                       49                          44
--------------------------------------------------------------------         ----------------                --------------------
Cost of shares redeemed
Institutional Class                                                                         0                           0
--------------------------------------------------------------------         ----------------                --------------------
Administrative Class                                                                   (3,125)                     (2,984)
--------------------------------------------------------------------         ----------------                --------------------
Net increase resulting from Portfolio share transactions                                  163                       3,060
--------------------------------------------------------------------         ----------------                --------------------
Total Increase in Net Assets                                                      $       234                $      3,000
====================================================================         ================                ====================

Net Assets:

Beginning of period                                                                     3,000                           0
--------------------------------------------------------------------         ----------------                --------------------
End of period *                                                                   $     3,234                $      3,000
--------------------------------------------------------------------         ----------------                --------------------

*Including net undistributed (overdistributed) investment income of:              $         0                $          0
--------------------------------------------------------------------         ----------------                --------------------

6  See accompanying notes

Statement of Cash Flows

Real Return Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities
Sales of Portfolio shares                                                               $        3,167
-----------------------------------------------------------------------------------     --------------
Redemptions of Portfolio shares                                                                 (3,125)
-----------------------------------------------------------------------------------     --------------
Cash distributions paid                                                                              0
-----------------------------------------------------------------------------------     --------------
Proceeds from financing transactions                                                              (602)
-----------------------------------------------------------------------------------     --------------
Net increase (decrease) from financing activities                                                 (560)
===================================================================================     ==============

Operating Activities

Purchases of long-term securities and foreign currency                                             (74)
-----------------------------------------------------------------------------------     --------------
Proceeds from sales of long-term securities and foreign currency                                   580
-----------------------------------------------------------------------------------     --------------
Purchases of short-term securities (net)                                                            (3)
-----------------------------------------------------------------------------------     --------------
Net investment income                                                                              122
-----------------------------------------------------------------------------------     --------------
Change in other receivables/payables (net)                                                         (66)
-----------------------------------------------------------------------------------     --------------
Net increase (decrease) from operating activities                                                  559
===================================================================================     ==============

Net Increase in Cash and Foreign Currency                                                           (1)
-----------------------------------------------------------------------------------     --------------

Cash and Foreign Currency

Beginning of period                                                                                  1
-----------------------------------------------------------------------------------     --------------
End of period                                                                           $            0
-----------------------------------------------------------------------------------     --------------

                               2000 Semi-Annual Report See accompanying notes  7

Schedule of Investments

Real Return Bond Portfolio
June 30, 2000 (Unaudited)

                                                      Principal
                                                         Amount         Value
                                                         (000s)         (000s)
-----------------------------------------------------------------------------
CORPORATE BONDS & NOTES 25.8%
-----------------------------------------------------------------------------
Banking & Finance 8.7%
General Motors Acceptance Corp.
     6.320% due 12/09/2002 (b)                        $     150       $   150
J.P. Morgan & Co.
     6.882% due 02/15/2012 (b)                              150           132
                                                                      -------
                                                                          282
Industrials 4.7%
Arrow Electronics, Inc.
     6.860% due 11/24/2000 (b)                              150           150
                                                                      -------

Utilities 12.4%
Edison Mission Energy
     6.790% due 06/15/2001 (b)                              100           100
Tennessee Valley Authority
     3.375% due 01/15/2007 (c)                              324           301
                                                                      -------
                                                                          401
                                                                      -------
Total Corporate Bonds & Notes                                             833
                                                                      =======
(Cost $833)

-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 33.6%
-----------------------------------------------------------------------------

Federal Home Loan Bank
     5.539% due 02/15/2002 (b)                              500           490
Student Loan Marketing Assn.
     6.343% due 10/25/2005 (b)                              598           595
                                                                      -------
Total U.S. Government Agencies                                          1,085
                                                                      =======
(Cost $1,085)

-----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 95.7%
-----------------------------------------------------------------------------

Treasury Inflation Protected Securities (c)
     3.375% due 01/15/2007                                2,593         2,490
     3.625% due 04/15/2028                                  635           606
                                                                      -------
Total U.S. Treasury Obligations                                         3,096
                                                                      =======
(Cost $3,080)

-----------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 13.8%
-----------------------------------------------------------------------------

Collateralized Mortgage Obligations 8.7%
Federal Home Loan Mortgage Corp.
     6.750% due 05/15/2021                                  282           281
                                                                      -------
Federal National Mortgage Association 5.1%
     8.045% due 11/01/2024 (b)                              161           166
                                                                      -------
Total Mortgage-Backed Securities                                          447
                                                                      =======
(Cost $444)

-----------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.7%
-----------------------------------------------------------------------------

Repurchase Agreement 6.7%
State Street Bank
     5.850% due 07/03/2000                                  218           218
(Dated 06/30/2000. Collateralized by
Federal National Mortgage Association
     6.195% due 12/27/2000 valued at $224.
Repurchase proceeds are $218.)
                                                                      -------
Total Short-Term Instruments                                              218
                                                                      =======
(Cost $218)

Total Investments (a) 175.6%                                          $ 5,679
(Cost $5,660)
Other Assets and Liabilities (Net) (75.6%)                             (2,445)
                                                                      -------
Net Assets 100.0%                                                     $ 3,234
                                                                      =======

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $    23

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (4)
                                                                      ------
Unrealized appreciation-net                                           $    19
                                                                      =======

(b) Variable rate security. The rate listed is as of June 30, 2000.

(c) Principal amount of the security is adjusted for inflation.

8 See accompanying notes

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The Real Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

                                                       2000 Semi-Annual Report 9

June 30, 2000 (Unaudited)

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

                                                                    From 01/01/2000
                                    Effective 04/01/2000              to 03/31/2000
-----------------------------------------------------------------------------------
Advisory Fee                                        0.25%                      0.40%
Administrative Fee                                  0.25%                      0.25%
Service Fee                                         0.15%                        --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                              Institutional Class        Administrative Class
---------------------------------------------------------------------------------------------
Real Return Bond Portfolio                                   0.50%                       0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                            U.S. Government/Agency                       All Other
                                          -------------------------------------------------------------
                                             Purchases        Sales                Purchases      Sales
-------------------------------------------------------------------------------------------------------
Real Return Bond Portfolio                  $     0        $      0             $     0        $      0

5. Federal Income Tax Matters

As of December 31, 1999 Real Return Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $4,937 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                    Real Return Bond Portfolio
                                                                      ---------------------------------------------------------
                                                                                                         Period from 09/30/1999
                                                                         Period Ended 06/30/2000                  to 12/31/1999
                                                                           Shares         Amount           Shares        Amount
                                                                      ---------------------------------------------------------
Receipts for shares sold
  Institutional Class                                                         309      $   3,125                0      $      0
------------------------------------------------------------------    ---------------------------------------------------------
  Administrative Class                                                          4             42              606         6,000
------------------------------------------------------------------    ---------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                           7             72                0             0
------------------------------------------------------------------    ---------------------------------------------------------
  Administrative Class                                                          5             49                4            44
------------------------------------------------------------------    ---------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                                           0              0                0             0
------------------------------------------------------------------    ---------------------------------------------------------
  Administrative Class                                                       (309)        (3,125)            (304)       (2,984)
------------------------------------------------------------------    ---------------------------------------------------------
Net increase resulting from Portfolio share transactions                       16      $     163              306      $  3,060
==================================================================    =========================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                     Number             % of Portfolio Held
-------------------------------------------------------------------------------------------
Real Return Bond Portfolio                                1                              99

7. Acquistion by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

                                                      2000 Semi-Annual Report 11

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach , CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     LOW DURATION BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                                ----------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2000

Contents
Chairman's Letter......................................................   1
Financial Highlights ..................................................   3
Statement of Assets and Liabilities....................................   4
Statement of Operations................................................   5
Statements of Changes in Net Assets....................................   6
Notes to Financial Statements..........................................   8

                                                                       Fund         Schedule of
                                                                       Summary      Investments
Low Duration Bond Portfolio (Administrative Class).....................   2            7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:


The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter before starting to recover lost ground as the quarter ended.

The short and long ends of the U.S Treasury market diverged during the first half of 2000. Short- and intermediate-term yields increased in anticipation of U.S. Federal Reserve tightening with the yield on the 3-month Treasury up 0.55% to close the period at 5.86%. In marked contrast, the 30-year Treasury yield fell 0.58%, closing the second quarter at 5.90%, as investors grew concerned that the U.S. government's debt buy-back program would create a scarcity of long-term Treasuries. These changes resulted in an inverted yield curve, with 5-year Treasuries yielding 6.18% and 30-year Treasuries offering only a slight 0.04% yield advantage over their 3-month counterparts.

The Federal Reserve raised the federal funds rate three times over the past six months to 6.50%, the highest level in nine years. It was the central bank's sixth rate increase since June 1999. The size of the latest increase confirmed that the Fed's recent policy of gradual, 0.25% rate hikes was insufficient to cool an economy that grew by more than 5% annually in each of the past three quarters. That pace is faster than the Fed believes is possible without triggering an increase in inflation.

The Fed left rates unchanged in late June at their regularly scheduled meeting amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices. Nevertheless, the Fed suggested that more tightening might be needed. Rising energy prices, especially for retail gasoline, were one reason for concern. Risks posed by economic imbalances such as the tight labor market, an expanding U.S. trade deficit and high levels of consumer and corporate debt also remained firmly in place.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris


Brent R. Harris
Chairman

July 30, 2000

                                                    2000 Semi-Annual Report    1

Low Duration Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily short maturity fixed income securities

Duration:
1.84 years

Total Net Assets:
$5.5 million

Sector Breakdown:*

[GRAPH]

  Corporate Bonds and Notes 39.9%
Mortgage-Backed Securities  34.5%
     Short-Term Instruments 12.9%
    Asset-Backed Securities 8.2%
                      Other 4.5%

Quality Breakdown:*

[GRAPH]

  AAA 53.9%
   AA 10.4%
    A  5.9%
  BBB 25.5%
   BB  4.2%
Other  0.1%

*% of Total Investments as of June 30, 2000

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 2000

                             Administrative
                                 Class                  Merrill Lynch
                           (Incep. 2/16/1999)      1-3 Year Treasury Index
--------------------------------------------------------------------------------
6 Months                          2.84%                   2.99%
1 Year                            4.14%                   4.91%
Since Inception*                  3.97%                     --

*Annualized

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
$10,000 invested at inception

                                     [GRAPH]

                      Month            Low           Merrill
                                    Duration         Lynch
                                      Bond          1-3 Year
                                    Portfolio       Treasury
                                                     Index
                    ==========      =========       ========
                    02/28/1999        10,000         10,000
                    03/31/1999        10,082         10,070
                    04/30/1999        10,151         10,102
                    05/31/1999        10,116         10,095
                    06/30/1999        10,164         10,127
                    07/31/1999        10,165         10,159
                    08/31/1999        10,162         10,188
                    09/30/1999        10,243         10,255
                    10/31/1999        10,293         10,282
                    11/30/1999        10,303         10,301
                    12/31/1999        10,292         10,316
                    01/31/2000        10,290         10,312
                    02/29/2000        10,308         10,381
                    03/31/2000        10,386         10,445
                    04/30/2000        10,406         10,472
                    05/31/2000        10,432         10,516
                    06/30/2000        10,584         10,625

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio's inception on 2/16/1999, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The total return performance of the Low Duration Bond Portfolio was 2.84% for the six-month period ended June 30, 2000, versus a return of 2.99% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

 . The U.S. Treasury yield curve inverted dramatically in the first half of 2000 with 30-year yields falling from 6.48% to 5.90% while three-month yields moved in the opposite direction, rising from 5.31% to 5.86%.

 . Short-term rates rose as the Federal Reserve fought inflation by raising the federal funds target rate from 5.50% to 6.50%.

 . Decreasing duration throughout the period helped performance as short-term interest rates increased.

 . Holdings of high quality, short duration corporates boosted relative performance due to their attractive yield premiums.

 .  Mortgage holdings detracted slightly from performance as they lagged
   Treasuries over the period.

 . Emerging markets holdings added to returns as economic fundamentals in a broad set of countries continued to improve.

 .  The 30-day yield (after fees) at June 30, 2000 was 6.49%.

Financial Highlights

Low Duration Bond Portfolio (Administrative Class)
June 30, 2000 (Unaudited)

Selected Per Share Data for the Year or Period Ended:                           06/30/2000       12/31/1999(b)
                                                                                ----------       -------------
Net asset value beginning of period                                              $    9.74       $   10.00
-------------------------------------------------------------------------        ---------       -------------
Net investment income (a)                                                             0.29            0.50
-------------------------------------------------------------------------        ---------       -------------
Net realized / unrealized (loss) on investments (a)                                  (0.02)          (0.25)
-------------------------------------------------------------------------        ---------       -------------
Total income from investment operations                                               0.27            0.25
-------------------------------------------------------------------------        ---------       -------------
Dividends from net investment income                                                 (0.31)          (0.51)
-------------------------------------------------------------------------        ---------       -------------
Total distributions                                                                  (0.31)          (0.51)
-------------------------------------------------------------------------        ---------       -------------
Net asset value end of period                                                    $    9.70       $    9.74
-------------------------------------------------------------------------        ---------       -------------
Total return %                                                                        2.84            2.56
-------------------------------------------------------------------------        ---------       -------------
Net assets end of period (000s)                                                  $     253       $   5,149
-------------------------------------------------------------------------        ---------       -------------
Ratio of expenses to average net assets %*                                            0.65(d)         0.65(c)
-------------------------------------------------------------------------        ---------       -------------
Ratio of net investment income to average net assets %*                               6.04            5.74
-------------------------------------------------------------------------        ---------       -------------
Portfolio turnover rate %                                                              168              11
-------------------------------------------------------------------------        ---------       -------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on February 16, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the period ended December 31, 1999.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended June 30, 2000.

                              2000 Semi-Annual Report See accompanying notes   3

Statement of Assets and Liabilities

Low Duration Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                $ 5,976
------------------------------------------------------------------------------       -------
Interest and dividends receivable                                                         50
------------------------------------------------------------------------------       -------
Manager reimbursement receivable                                                           6
------------------------------------------------------------------------------       -------
                                                                                       6,032
==============================================================================       =======

Liabilities:

Payable for investments purchased and forward foreign currency contracts             $   501
------------------------------------------------------------------------------       -------
Written Options Outstanding                                                                3
------------------------------------------------------------------------------       -------
Accrued investment advisory fee                                                            1
------------------------------------------------------------------------------       -------
Accrued administration fee                                                                 1
------------------------------------------------------------------------------       -------
Other liabilities                                                                          1
------------------------------------------------------------------------------       -------
                                                                                         507
==============================================================================       =======

Net Assets                                                                           $ 5,525
==============================================================================       =======

Net Assets Consist of:

Paid in capital                                                                      $ 5,678
------------------------------------------------------------------------------       -------
Undistributed (overdistributed) net investment income                                      0
------------------------------------------------------------------------------       -------
Accumulated undistributed net realized (loss)                                            (91)
------------------------------------------------------------------------------       -------
Net unrealized (depreciation)                                                            (62)
------------------------------------------------------------------------------       -------
                                                                                     $ 5,525
==============================================================================       =======

Net Assets:

Institutional Class                                                                  $ 5,272
------------------------------------------------------------------------------       -------
Administrative Class                                                                     253
------------------------------------------------------------------------------       -------

Shares Issued and Outstanding:

Administrative Class                                                                      26
------------------------------------------------------------------------------       -------

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)

Administrative Class                                                                 $  9.70
------------------------------------------------------------------------------       -------

Cost of Investments Owned                                                            $ 6,039
==============================================================================       =======
Cost of Foreign Currency Held                                                        $     1
==============================================================================       =======

4   See accompanying notes

Statement of Operations

Low Duration Bond Portfolio
For the six months ended June 30, 2000 (Unaudited)

Amounts in thousands

Investment Income:
Interest                                                                 $ 182
-------------------------------------------------------------------      -----
  Total Income                                                             182
===================================================================      =====

Expenses:

Investment advisory fees                                                     8
-------------------------------------------------------------------      -----
Administration fees                                                          7
-------------------------------------------------------------------      -----
  Total Expenses                                                            15
-------------------------------------------------------------------      -----

Net Investment Income                                                      167
===================================================================      =====


Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                    (82)
-------------------------------------------------------------------      -----
Net realized gain on futures contracts and written options                   2
-------------------------------------------------------------------      -----
Net change in unrealized appreciation on investments                        61
-------------------------------------------------------------------      -----
Net change in unrealized appreciation on futures contracts and
 written options                                                             1
-------------------------------------------------------------------      -----

  Net (Loss)                                                               (18)
-------------------------------------------------------------------      -----

Net increase in Assets Resulting from Operations                         $ 149
===================================================================      =====

                               2000 Semi-Annual Report See accompanying notes  5

Statements of Changes in Net Assets

Low Duration Bond Portfolio
June 30, 2000 (Unaudited)

Amounts in thousands

                                                                                    ----------------   -----------------------------
                                                                                    Six Months Ended   Period from February 16, 1999
Increase (Decrease) in Net Assets from:                                                June 30, 2000            to December 31, 1999

Operations:
Net investment income                                                                    $       167                $    255
-----------------------------------------------------------------------------       ----------------   -----------------------------
Net realized (loss)                                                                              (80)                     (3)
-----------------------------------------------------------------------------       ----------------   -----------------------------
Net change in unrealized appreciation (depreciation)                                              62                    (124)
-----------------------------------------------------------------------------       ----------------   -----------------------------
Net increase resulting from operations                                                           149                     128
=============================================================================       ================   =============================

Distributions to Shareholders:
From net investment income
  Institutional Class                                                                            (79)                      0
-----------------------------------------------------------------------------       ----------------   -----------------------------
  Administrative Class                                                                           (88)                   (263)
-----------------------------------------------------------------------------       ----------------   -----------------------------

Total Distributions                                                                             (167)                   (263)
=============================================================================       ================   =============================

Portfolio Share Transactions:

Receipts for shares sold
  Institutional Class                                                                          5,185                       0
-----------------------------------------------------------------------------       ----------------   -----------------------------
  Administrative Class                                                                           251                  10,150
-----------------------------------------------------------------------------       ----------------   -----------------------------
Issued as reinvestment of distributions
  Institutional Class                                                                             85                       0
-----------------------------------------------------------------------------       ----------------   -----------------------------
  Administrative Class                                                                            82                     236
-----------------------------------------------------------------------------       ----------------   -----------------------------
Cost of shares redeemed
  Institutional Class                                                                              0                       0
-----------------------------------------------------------------------------       ----------------   -----------------------------
  Administrative Class                                                                        (5,209)                 (5,102)
-----------------------------------------------------------------------------       ----------------   -----------------------------
Net increase resulting from Portfolio share transactions                                         394                   5,284
-----------------------------------------------------------------------------       ----------------   -----------------------------

Total Increase in Net Assets                                                             $       376                $  5,149
=============================================================================       ================   =============================

Net Assets:

Beginning of period                                                                            5,149                       0
-----------------------------------------------------------------------------       ----------------   -----------------------------
End of period *                                                                          $     5,525                $  5,149
-----------------------------------------------------------------------------       ----------------   -----------------------------

*Including net undistributed (overdistributed) investment income of:                     $         0                $      0
-----------------------------------------------------------------------------       ----------------   -----------------------------


6   See accompanying notes

Schedule of Investments

Low Duration Bond Portfolio
June 30, 2000 (Unaudited)

                                                      Principal
                                                         Amount       Value
                                                         (000s)      (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 43.1%
--------------------------------------------------------------------------------
Banking & Finance 15.4%
Bear Stearns Co., Inc.
    6.423% due 08/01/2002 (d)                            $  100      $  100
Case Credit Corp.
    6.236% due 08/01/2001 (d)                               250         251
Ford Motor Credit Corp.
    6.927% due 03/19/2002 (d)                               250         252
Morgan Stanley, Dean Witter, Discover and Co.
    6.190% due 04/15/2002 (d)                               250         250
                                                                     ------
                                                                        853
                                                                     ======
Industrials 17.9%
Chesapeake Corp.
    10.375% due 10/01/2000                                  250         252
Petroleos Mexicanos
    8.401% due 07/15/2005 (d)                               250         250
Time Warner, Inc.
    6.100% due 12/30/2001                                   250         246
Witco Corp.
    6.600% due 04/01/2003                                   250         240
                                                                     ------
                                                                        988
                                                                     ======
Utilities 9.8%
Connecticut Light & Power Co.
    7.750% due 06/01/2002                                   200         201
Telekomunikacja Polska SA
    7.125% due 12/10/2003                                   100          96
Texas Utilities Co.
    5.940% due 10/15/2001                                   250         245
                                                                     ------
                                                                        542
                                                                     ------
Total Corporate Bonds & Notes                                         2,383
(Cost $2,395)                                                        ======

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 4.9%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
    3.375% due 01/15/2007 (e)                               270         259
U.S. Treasury Notes
    5.125% due 08/31/2000 (b)                                10          10
                                                                     ------
Total U.S. Treasury Obligations                                         269
(Cost $265)                                                          ======

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 37.3%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 17.6%
Federal Home Loan Mortgage Corp.
    6.353% due 07/15/2028 (d)                               246         245
Federal National Mortgage Assn.
    7.100% due 12/25/2023                                   249         236
General Electric Capital Mortgage Services, Inc.
    6.500% due 03/25/2024                                   365         329
Structured Asset Securities Corp.
    6.750% due 07/25/2029                                   166         162
                                                                     ------
                                                                        972
                                                                     ======
Federal Housing Administration 10.6%
    7.430% due 10/01/2020                                   586         584
                                                                     ------
Government National Mortgage Association 9.1%
    8.000% due 07/24/2030                                   500         503
                                                                     ------
Total Mortgage-Backed Securities                                      2,059
(Cost $2,114)                                                        ======

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 8.9%
--------------------------------------------------------------------------------

Accredited Mortgage Loan Trust
    6.445% due 02/25/2030 (d)                               243         243
Circuit City Credit Master Trust
    6.360% due 02/15/2006 (d)                               250         250
                                                                     ------
Total Asset-Backed Securities                                           493
(Cost $493)                                                          ======

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 14.0%
--------------------------------------------------------------------------------

Commercial Paper 10.8%
Banc One Australia Ltd.
    6.560% due 09/15/2000                                   200         197
General Electric Capital Corp.
    6.620% due 07/24/2000                                $  200      $  199
General Motors Acceptance Corp.
    6.530% due 07/10/2000                                   100         100
IBM Corp.
    6.180% due 07/07/2000                                   100         100
                                                                     ------
                                                                        596
                                                                     ======
Repurchase Agreement 3.2%
State Street Bank
    5.850% due 07/03/2000                                   176         176
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Bank
    5.823% 05/06/2009 valued at $180.
    Repurchase proceeds are $176.)
                                                                     ------
Total Short-Term Instruments                                            772
(Cost $772)                                                          ======

Total Investments (a) 108.2%                                         $5,976
(Cost $6,039)

Written Options (c) (0.1%)                                               (3)
(Premiums $4)

Other Assets and Liabilities (Net) (8.1%)                              (448)
                                                                     ------

Net Assets 100.0%                                                    $5,525
                                                                     ======

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   17

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (80)
                                                                     ------

Unrealized depreciation-net                                          $  (63)
                                                                     ======

(b) Securities with an aggregate market value of $10 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:


                                                                 # of        Unrealized
Type                                                        Contracts      Appreciation
---------------------------------------------------------------------------------------
Eurodollar March Futures (03/2001)                                  1      $          0

(c) Premiums received on written options:

Type                                              Par     Premium        Value
--------------------------------------------------------------------------------
Put - CME AWPO Eurodollar December Futures
   Strike @ 93.00 Exp. 12/18/2000                   5     $     4        $    3

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 7.00 Exp. 09/22/2000              100,000           0             0

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 7.00 Exp. 09/15/2000              200,000           0             0
                                                         -----------------------
                                                         $      4        $    3
                                                         =======================

(d) Variable rate security. The rate listed is as of June 30, 2000.

(e) Principal amount of the security is adjusted for inflation.

                               2000 Semi-Annual Report See accompanying notes  7

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

The Low Duration Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request.The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

  Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

  Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                 From 01/01/2000
                                       Effective 04/01/2000        to 03/31/2000
--------------------------------------------------------------------------------
Advisory Fee                                          0.25%                0.40%
Administrative Fee                                    0.25%                0.25%
Service Fee                                           0.15%                  --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

  PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                      Institutional Class   Administrative Class
--------------------------------------------------------------------------------
Low Duration Bond Portfolio                         0.50%                  0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

  The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

  Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                    U.S. Government/Agency       All Other
                                    --------------------------------------------
                                      Purchases      Sales   Purchases     Sales
--------------------------------------------------------------------------------
Low Duration Bond Portfolio             $1,009      $1,619      $695       $ 496

                                                      2000 Semi-Annual Report  9

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                        Low Duration Bond Portfolio
                                -----------------------------------
                                        # of Contracts      Premium
-------------------------------------------------------------------
Balance at 12/31/1999                                0      $     0
Sales                                          880,005            6
Closing Buys                                         0            0
Expirations                                   (580,000)          (2)
Exercised                                            0            0
-------------------------------------------------------------------
Balance at 06/30/2000                          300,005      $     4
-------------------------------------------------------------------

6. Federal Income Tax Matters

As of December 31, 1999 Low Duration Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

  Additionally, the Portfolio realized $10,676 of capital losses during the period November 1, 1999 through December 31,1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

  The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

  Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                     Low Duration Bond Portfolio
                                                                    --------------------------------------------------------
                                                                    Period Ended 6/30/2000       Period from 02/16/1999 to
                                                                                                                12/31/1999
                                                                       Shares       Amount          Shares          Amount
                                                                    --------------------------------------------------------
Receipts for shares sold

  Institutional Class                                                     535      $ 5,185               0        $      0
----------------------------------------------------------------    --------------------------------------------------------
  Administrative Class                                                     26          251           1,028          10,150
----------------------------------------------------------------    --------------------------------------------------------
Issued as reinvestment of distributions

  Institutional Class                                                       9           85               0               0
----------------------------------------------------------------    --------------------------------------------------------
  Administrative Class                                                      8           82              24             236
----------------------------------------------------------------    --------------------------------------------------------
Cost of shares redeemed

  Institutional Class                                                       0            0               0               0
----------------------------------------------------------------    --------------------------------------------------------
  Administrative Class                                                   (537)      (5,209)           (523)         (5,102)
----------------------------------------------------------------    --------------------------------------------------------
Net increase resulting from Portfolio share transactions                   41      $   394             529        $   5,284
================================================================    ========================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                         Number    % of Portfolio Held
----------------------------------------------------------------------

Low Duration Bond Portfolio                   1                     95

8. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $199 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO Funds Distributors LLC
2187 Atlantic Street
Stamford, CT 06902